                                                    Prospectus dated May 1, 2009

                             (JOHN HANCOCK(R) LOGO)
                             JOHN HANCOCK ANNUITIES

                        Revolution Value Variable Annuity

                           PREVIOUSLY ISSUED CONTRACTS

This Prospectus describes interests in the Revolution Value deferred Purchase Payment Variable Annuity Contracts that were previously issued by JOHN HANCOCK LIFE INSURANCE COMPANY. These Contracts are no longer offered for sale, however, you may make Additional Purchase Payments as permitted under your Contract. In this Prospectus, we refer to John Hancock Life Insurance Company as "JHLICO," "we," "us," "our," or "the Company".

This Prospectus describes the Variable Investment Options of the Contracts to which you may allocate Additional Purchase Payments, to the extent permitted by your Contract. If you do, your Contract Value (other than value allocated to a Fixed Investment Option) and Variable Annuity payments will vary according to the investment performance of the applicable Sub-Accounts of the JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H ("Separate Account"). Each Sub-Account invests in one of the following Portfolios that corresponds to a Variable Investment Option we make available on the date of this Prospectus. Certain Variable Investment Options may not be available under a Contract.

JOHN HANCOCK TRUST
500 Index Trust B
Active Bond Trust
Blue Chip Growth Trust
Capital Appreciation Trust
Equity-Income Trust
Financial Services Trust
Global Bond Trust
Health Sciences Trust
High Yield Trust
International Equity Index Trust B
Lifestyle Balanced Trust (formerly "Managed Trust")
Mid Cap Index Trust
Mid Cap Stock Trust
Mid Value Trust
Money Market Trust B
Optimized All Cap Trust
Overseas Equity Trust
Real Estate Securities Trust
Short-Term Bond Trust
Small Cap Growth Trust
Small Cap Index Trust(1)
Small Cap Value Trust
Total Bond Market Trust B
Total Return Trust
Total Stock Market Index Trust

M FUND, INC.
Brandes   International  Equity Fund(2)
Business Opportunity Value Fund(2)
Frontier  Capital  Appreciation Fund(2)
Turner Core Growth Fund(2)

(1)  Not available for Contracts issued after April 30, 2003.

(2) Available only for Contracts purchased through registered representatives affiliated with the M Financial Group.

CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE SEPARATE ACCOUNT AND THE VARIABLE PORTION OF THE CONTRACT THAT YOU SHOULD KNOW BEFORE INVESTING. THE CONTRACTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

 ANNUITIES SERVICE CENTER                                   MAILING ADDRESS
   164 Corporate Drive                                    Post Office Box 9505
Portsmouth, NH 03801-6815                              Portsmouth, NH 03802-9505
      (800) 824-0335                                      www.jhannuities.com

                                Table of Contents

I. GLOSSARY OF SPECIAL TERMS .............................................     1
II. OVERVIEW .............................................................     3
III. FEE TABLES ..........................................................     5
   EXAMPLES ..............................................................     6
IV. BASIC INFORMATION ....................................................     9
   WHAT IS THE CONTRACT? .................................................     9
   WHO OWNS THE CONTRACT? ................................................     9
   IS THE OWNER ALSO THE ANNUITANT? ......................................     9
   HOW CAN I INVEST MONEY IN A CONTRACT? .................................     9
      Purchase Payments ..................................................     9
      Initial Purchase Payment ...........................................     9
      Limits on Additional Purchase Payments .............................    10
      Ways to Make Additional Purchase Payments ..........................    10
      Additional Purchase Payments by Wire ...............................    10
   HOW WILL THE VALUE OF MY INVESTMENT IN THE CONTRACT CHANGE OVER
      TIME? ..............................................................    10
      Variable Investment Options ........................................    10
      Fixed Investment Options ...........................................    11
   WHAT ANNUITY BENEFITS DOES THE CONTRACT PROVIDE? ......................    11
   TO WHAT EXTENT CAN JHLICO VARY THE TERMS AND CONDITIONS OF THE
      CONTRACTS? .........................................................    11
      State Law Insurance Requirements ...................................    11
      Variations in Charges or Rates .....................................    11
   WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT? ...................    11
   HOW CAN I CHANGE MY CONTRACT'S INVESTMENT OPTIONS? ....................    12
      Allocation of Purchase Payments ....................................    12
      Transfers Among Investment Options .................................    13
      Procedure for Transferring Your Assets .............................    13
      Telephone and Electronic Transactions ..............................    14
      Dollar Cost Averaging Programs .....................................    14
      Strategic Rebalancing Program ......................................    15
      Special Transfer Services - Asset Rebalancing Program ..............    15
   WHAT FEES AND CHARGES WILL BE DEDUCTED FROM MY CONTRACT? ..............    15
      Asset-Based Charges ................................................    15
      Annual Contract Fee ................................................    15
      Premium Taxes ......................................................    15
      Withdrawal Charge ..................................................    16
      Other Charges ......................................................    17
   HOW CAN I WITHDRAW MONEY FROM MY CONTRACT? ............................    18
      Surrenders and Partial Withdrawals .................................    18
      Signature Guarantee Requirements for Surrenders and Partial
         Withdrawals .....................................................    19
      Waiver of Withdrawal Charge Rider ..................................    19
      Systematic Withdrawal Plan .........................................    19
      Telephone Withdrawals ..............................................    20
   WHAT HAPPENS IF THE OWNER OR THE ANNUITANT DIES BEFORE MY CONTRACT'S
      DATE OF MATURITY? ..................................................    20
      Distribution Requirements Following Death of Owner .................    22
   WHAT OTHER OPTIONAL BENEFITS MAY HAVE BEEN AVAILABLE WHEN I
      PURCHASED A CONTRACT? ..............................................    22
      Accumulated Value Enhancement Benefit ..............................    22
      Guaranteed Retirement Income Benefit ...............................    22
   CAN I RETURN MY CONTRACT? .............................................    23
V. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNT AND THE
   PORTFOLIOS ............................................................    24
   THE COMPANY ...........................................................    24
   THE SEPARATE ACCOUNT ..................................................    24
   THE PORTFOLIOS ........................................................    25
VI. INFORMATION ABOUT FIXED INVESTMENT OPTIONS ...........................    30
   IN GENERAL ............................................................    30
   HOW THE FIXED INVESTMENT OPTIONS WORK .................................    30
      Guaranteed Interest Rates ..........................................    30
      Calculation of Market Value Adjustment ("MVA") .....................    31
      Limitation on Market Value Adjustments .............................    31
VII. THE ACCUMULATION PERIOD .............................................    32
   YOUR VALUE IN OUR VARIABLE INVESTMENT OPTIONS .........................    32
   VALUATION OF ACCUMULATION UNITS .......................................    32
   YOUR VALUE IN THE FIXED INVESTMENT OPTIONS ............................    32
VIII. THE ANNUITY PERIOD .................................................    33
   DATE OF MATURITY ......................................................    33
   CHOOSING FIXED OR VARIABLE ANNUITY PAYMENTS ...........................    33
      Selecting an Annuity Option ........................................    33
      Variable Monthly Annuity Payments ..................................    34
      Variable Investment Option Valuation Procedures ....................    34
      Assumed Investment Rate ............................................    34
      Transfers During the Annuity Period ................................    34
      Fixed Monthly Annuity Payments .....................................    34
      Annuity Options ....................................................    35
IX. FEDERAL TAX MATTERS ..................................................    36
   INTRODUCTION ..........................................................    36
   OUR TAX STATUS ........................................................    36
   CHARITABLE REMAINDER TRUSTS ...........................................    36
   SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS ..........................    36
   NONQUALIFIED CONTRACTS ................................................    36
      Undistributed Gains ................................................    36
      Taxation of Annuity Payments .......................................    37
      Surrenders, Withdrawals and Death Benefits .........................    37
      Taxation of Death Benefit Proceeds .................................    37
      Penalty Tax on Premature Distributions .............................    38
      Puerto Rico Nonqualified Contracts .................................    38
      Diversification Requirements .......................................    39
   QUALIFIED CONTRACTS ...................................................    41
      Penalty Tax on Premature Distributions .............................    41
      Rollovers and Transfers ............................................    43
      Qualified Plans ....................................................    43
      Loans ..............................................................    44
      Puerto Rico Contracts Issued to Fund Retirement Plans ..............    44
   SEE YOUR OWN TAX ADVISER ..............................................    44
X. OTHER INFORMATION .....................................................    45
   ASSIGNMENT; CHANGE OF OWNER OR BENEFICIARY ............................    45
   PERFORMANCE INFORMATION ...............................................    45
   REPORTS ...............................................................    46
   VOTING PRIVILEGES .....................................................    46
   VARIATIONS IN CHARGES OR RATES FOR ELIGIBLE CLASSES ...................    46
   DISTRIBUTION OF CONTRACTS .............................................    46
   STATEMENT OF ADDITIONAL INFORMATION ...................................    47
APPENDIX A: DETAILS ABOUT FIXED INVESTMENT OPTIONS .......................   A-1
APPENDIX B: EXAMPLE OF WITHDRAWAL CHARGE .................................   B-1
APPENDIX C: OPTIONAL DEATH BENEFITS ......................................   C-1
APPENDIX D: QUALIFIED PLAN TYPES .........................................   D-1
APPENDIX U: ACCUMULATION UNIT VALUE TABLES ...............................   U-1

                          I. Glossary of Special Terms

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

1940 ACT: The Investment Company Act of 1940, as amended.

Accumulation Period: The period between the issue date of the Contract and its Maturity Date.

ADDITIONAL PURCHASE PAYMENT: Any Purchase Payment made after the initial Purchase Payment.

ANNUITANT: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an "Annuitant," the second person named is referred to as "co-Annuitant." The "Annuitant" and "co-Annuitant" are referred to collectively as "Annuitant." The "Annuitant" is as designated on the Contract specification page or in the application.

ANNUITIES SERVICE CENTER: The mailing address of our service office is listed on the first page of this Prospectus. You can send overnight mail to us at 164 Corporate Drive, Portsmouth, New Hampshire 03801-6815.

ANNUITY OPTION: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.


ANNUITY PERIOD: The period when we make annuity payments to you following the Maturity Date.


ANNUITY UNIT: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

BENEFICIARY: The person, persons or entity entitled to the death benefit under the Contract. The Beneficiary is as specified in the application, unless changed.

BUSINESS DAY: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading on the New York Stock Exchange, which generally is 4:00 pm Eastern Time.


CODE: The Internal Revenue Code of 1986, as amended.

COMPANY: John Hancock Life Insurance Company.

CONTRACT: The Variable Annuity Contract described by this Prospectus.

CONTRACT ANNIVERSARY: The anniversary of the date the Contract was issued.

CONTRACT VALUE: The total of the Investment Account values attributable to the Contract.

CONTRACT YEAR: The period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.

FIXED ANNUITY: An Annuity Option with payments for a set dollar amount that we guarantee.

FIXED INVESTMENT OPTION: An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.

GENERAL ACCOUNT: All of the Company's assets other than assets in its Separate Account or in any other separate account it may maintain.

INVESTMENT ACCOUNT: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.

INVESTMENT OPTIONS: The investment choices available to Contract Owners. We refer to the Variable Investment Options and the Fixed Investment Option together as Investment Options.

JHLICO: John Hancock Life Insurance Company.

MATURITY DATE: The date on which we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed.

NONQUALIFIED CONTRACT: A Contract which is not issued under a Qualified Plan.

OWNER OR CONTRACT OWNER ("YOU"): The person, persons (co-Owner) or entity entitled to all of the Ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of "you." The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed.

PORTFOLIO: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

PROSPECTUS: This Prospectus that describes interests in the Contract.

PURCHASE PAYMENT: An amount you pay to us for the benefits provided by the Contract.

QUALIFIED CONTRACT: A Contract issued under a Qualified Plan.

QUALIFIED PLAN: A retirement plan that receives favorable tax treatment under
Section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

RIDER: An optional benefit that you may have elected for an additional charge.

SEPARATE ACCOUNT: John Hancock Variable Annuity Account H. A separate account is a segregated asset account of a company that is not commingled with the general assets and obligations of the company.

SUB-ACCOUNT: A Sub-Account of the Separate Account. Each Sub-Account invests in shares of a specific Portfolio.

SURRENDER VALUE: The total value of a Contract, after any market value adjustment, minus the annual Contract fee, any applicable premium tax, and any applicable Rider charges, and any withdrawal charges (if applicable). We will determine the amount surrendered or withdrawn as of the date we receive your request in proper form at the Annuities Service Center.

UNPAID LOAN: The unpaid amount (including any accrued interest) of loans a Qualified Contract Owner may have taken from us, using certain Contract Value as collateral.

VARIABLE ANNUITY: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified Sub-Accounts.

VARIABLE INVESTMENT OPTION: An Investment Option corresponding to a Sub-Account of the Separate Account that invests in shares of a specific Portfolio.

WITHDRAWAL AMOUNT: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax proportional share of administrative fee and market value adjustment, to process a withdrawal.

                                  II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices, your Contract and the Statement of Additional Information for more detailed information.

Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, some terms and conditions of your Contract may vary from the terms and conditions described in this Prospectus, depending upon where you purchase a Contract. These variations will be reflected in your Contract or in a Rider attached to your Contract. We disclose all material features and benefits of the Contracts in this Prospectus.


The Contracts described in this Prospectus are no longer offered for sale, however, you may make Additional Purchase Payments as permitted under your Contract. This Prospectus contains information that you should know before you buy a Contract or exercise any of your rights under the Contract.

Prospectuses for Contracts often undergo certain changes in their terms from year to year to reflect changes in the Contracts. The changes include such things as the liberalization of benefits, the exercise of rights reserved under a Contract, the alteration of administrative procedures and changes in the Investment Options available. Any such change may or may not apply to Contracts issued prior to the effective date of the change. This product Prospectus reflects the status of the product as of the date of this Prospectus. This Prospectus contains information about other products. Therefore, this Prospectus may contain information that is inapplicable to your Contract. You should consult your Contract to verify whether any particular provision applies to you and whether you may elect any particular Investment Option.

The Variable Investment Options shown on the first page of this Prospectus are those available as of the date of this Prospectus. Not all Variable Investment Options are available to all Contracts. We may add, modify or delete Variable Investment Options in the future.

When you select one or more of these Variable Investment Options, we invest your money in NAV shares of a corresponding Portfolio of the John Hancock Trust or in a corresponding Portfolio of M Fund, Inc (we refer to the John Hancock Trust and M Fund, Inc. as the "Series Portfolios.") The Series Portfolios are so-called "series" type mutual funds registered with the SEC. The investment results of each Variable Investment Option you select will depend on those of the corresponding Portfolio of the applicable Series Portfolio. Each of the Portfolios is separately managed and has its own investment objective and strategies. The applicable Series Portfolio's prospectus contains detailed information about its Portfolios. Be sure to read that Series Portfolio's prospectus before selecting any of its corresponding Variable Investment Options.

For amounts you don't wish to invest in a Variable Investment Option, you may be able to invest these amounts in a currently offered Fixed Investment Option if permitted by your Contract. We invest the assets allocated to a Fixed Investment Option in our General Account and they earn interest at a fixed rate, declared by us, subject to a minimum rate stated in your Contract. We will not make available any Fixed Investment Option offering a guaranteed rate below 3%. If you remove money from any Fixed Investment Option prior to its expiration, however, we may increase or decrease your Contract's value to compensate for changes in interest rates that may have occurred subsequent to the beginning of that Fixed Investment Option. This is known as a "market value adjustment."

In addition to the transfer restrictions that we impose, the John Hancock Trust and M Fund, Inc. also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

We refer to the Variable Investment Options and any available Fixed Investment Option together as Investment Options.

The annuity described in this Prospectus may have been sold on a group basis. If you purchased the annuity under a group contract, you were issued a group certificate. If that is the case, the word "Contract" as used in this Prospectus should be interpreted as meaning the certificate issued to you under the group contract.

SECTION 403(B) QUALIFIED PLANS. We currently are not offering this Contract for use in a retirement plan intended to qualify as a Section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan" or the "Plan"). If you had purchased this Contract for use in a Section 403(b) Qualified Plan, your employer, the Plan's administrator, or the Plan's sponsor may request that we enter into an agreement with your Section 403(b) Qualified Plan concerning the sharing of information related to your Contract (an "Information Sharing Agreement"). Unless contained in an Information Sharing Agreement, we may receive a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Qualified Plan that the plan qualifies under ss. 403(b) of the Code and complies with applicable Treasury regulations (a "Certificate of Compliance") (Information Sharing Agreement and Certificate of Compliance, together the "Required Documentation").

We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Qualified Plan.

For more information regarding Section 403(b) Qualified Plans, please see Appendix D: "Qualified Plan Types," or you may request a copy of the Statement of Additional Information from the Annuities Service Center.

The Contracts are not available in all states. Certain features of the Contracts, including optional benefit Riders, may not have been available or may have been modified for Contracts issued in various states. YOU SHOULD REVIEW YOUR CONTRACT, OR CONTACT THE ANNUITIES SERVICE CENTER, FOR ADDITIONAL INFORMATION. You should disregard all references in the Prospectus to benefits that are NOT available in your state.

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is unlawful to make or solicit an offer in that state.

                                 III. Fee Tables

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES APPLICABLE TO BUYING, OWNING AND SURRENDERING A REVOLUTION VALUE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU PAID AT THE TIME THAT YOU BOUGHT THE CONTRACT AS WELL AS THE FESS AND EXPENSES YOU WILL PAY WHEN YOU MAKE ADDITIONAL PURCHASES UNDER THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER ACCOUNT VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.


CONTRACT OWNER TRANSACTION EXPENSES(1)                  REVOLUTION VALUE
--------------------------------------                 -------------------
Maximum Withdrawal Charge (as % of amount withdrawn    7% for the 1st year
   or surrendered)(2)                                  6% for the 2nd year
                                                       5% for the 3rd year
                                                       4% for the 4th year
                                                       3% for the 5th year
                                                       2% for the 6th year
                                                       1% for the 7th year
                                                          0% thereafter
                                                       -------------------
Maximum transfer charge(3)                                     $25

(1) State premium taxes may also apply to your Contract, which currently range from 0.04% to 4.00% of each Purchase Payment.

(2) This charge is taken upon withdrawal or surrender within the specified period of years measured from the date of Purchase Payment.

(3) This charge is not currently imposed, but we reserve the right to do so in the Contract. If we do, it will be taken upon each transfer into or out of any Investment Option beyond an annual limit of not less than 12.

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME YOU OWN THE CONTRACT. THIS TABLE DOES NOT INCLUDE FEES AND EXPENSES PAID AT THE PORTFOLIO LEVEL.

                                                                                      REVOLUTION VALUE VARIABLE ANNUITY
                                                                                      ---------------------------------
   Maximum Annual Contract Fee(4)                                                                    $50
   Current Annual Contract Fee(5)                                                                    $30
SEPARATE ACCOUNT ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE) (6)
   Asset-Based Charge                                                                               1.25%
OPTIONAL BENEFIT RIDER CHARGES (AS A PERCENTAGE OF YOUR CONTRACT'S TOTAL VALUE UNLESS OTHERWISE STATED) (7)
   Accumulated Value Enhancement
   ("CARESolutions Plus") Rider (as a percentage of your initial                               Maximum: 1.00%
   Purchase Payment)(8)                                                                        Current: 0.35%
   Earnings Enhancement ("Beneficiary Tax Relief") Death Benefit
   Rider                                                                                            0.25%
   Enhanced Death Benefit Rider (9)                                                                 0.25%
   Guaranteed Retirement Income Benefit Rider(10)                                                   0.30%
   Waiver of Withdrawal Charge ("CARESolutions") Rider(11)                                          0.10%

(4) This charge is not currently imposed, and would only apply to Revolution Value Contracts of less than $50,000.

(5) This charge applies only to Revolution Value Variable Annuity Contracts of less than $50,000. It is taken at the end of each Contract Year but, if you surrender a Contract before then, it will be taken at the time of surrender.

(6) This charge only applies to that portion of account value held in the Variable Investment Options. The charge does not apply to amounts in the Fixed Investment Options or in the guarantee rate account under our dollar-cost averaging value program.

(7) Charges for optional benefit Riders are assessed monthly. The monthly charge is 1/12th of the annual charge shown in the table.

(8) This Rider is available only if you purchased the Waiver of Withdrawal Charge Rider as well. We do not currently impose the maximum charge shown, but reserve the right to increase the annual charge shown on a uniform basis for all Accumulated Value Enhancement Riders issued in the same state.

(9) In certain states (and for Riders issued prior to May 1, 2002), the rate for the Enhanced Death Benefit Rider may be lower than the amount shown.

(10) This Rider is not available for Contracts issued after April 30, 2004.

(11) The charge is shown as a percentage of that portion of your Contract's total value attributable to Purchase Payments that are still subject to withdrawal charges

THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS.

TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                              MINIMUM   MAXIMUM
-----------------------------------------                              -------   -------
Range of expenses that are deducted from Portfolio assets, including
   management fees and other expenses                                   0.25%     1.14%

EXAMPLES

The following two examples are intended to help you compare the cost of investing in Contracts with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses.

The first example assumes that you invest $10,000 in a Contract with the following optional benefit Riders: Waiver of Withdrawal Charge Rider, Enhanced Death Benefit Rider, Earnings Enhancement Death Benefit Rider, Accumulated Value Enhancement Rider and Guaranteed Retirement Income Benefit Rider. The first example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Revolution Value - maximum Portfolio-level total operating expenses

                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                     ------   -------   -------   --------
If you surrender the Contract at the end of the
   applicable time period:                           $1,063    $1,755    $2,456    $4,436
If you annuitize, or do not surrender the Contract
   at the end of the applicable time period:         $  433    $1,305    $2,187    $4,436

The next example assumes that you invest $10,000 in a Contract with no optional benefit Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Revolution Value - minimum Portfolio-level total operating expenses

                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                     ------   -------   -------   --------
If you surrender the Contract at the end of the
   applicable time period:                            $784      $925     $1,092    $1,808
If you annuitize, or do not surrender the Contract
   at the end of the applicable time period:          $154      $479     $  827    $1,808

THE FOLLOWING TABLE DESCRIBES THE OPERATING EXPENSES FOR EACH OF THE PORTFOLIOS, AS A PERCENTAGE OF THE PORTFOLIO'S AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS AND IN THE NOTES FOLLOWING THE TABLE.

                                                   DISTRIBUTION               ACQUIRED     TOTAL ANNUAL    CONTRACTUAL        NET
                                                   AND SERVICE    OTHER    PORTFOLIO FEES   OPERATING        EXPENSE       OPERATING
PORTFOLIO/SERIES                   MANAGEMENT FEE  (12B-1) FEES  EXPENSES   AND EXPENSES   EXPENSES (1)  REIMBURSEMENT(2)   EXPENSES
----------------                   --------------  ------------  --------  --------------  ------------  ----------------  ---------
JOHN HANCOCK TRUST:
500 INDEX B(3)
Series NAV                              0.47%          0.00%       0.03%        0.00%          0.50%          -0.25%         0.25%
ACTIVE BOND(4)
Series NAV                              0.60%          0.00%       0.04%        0.00%          0.64%           0.00%         0.64%
BLUE CHIP GROWTH(4, 5)
Series NAV                              0.81%          0.00%       0.04%        0.00%          0.85%           0.00%         0.85%
CAPITAL APPRECIATION(4)
Series NAV                              0.72%          0.00%       0.04%        0.00%          0.76%           0.00%         0.76%
EQUITY-INCOME(4, 5)
Series NAV                              0.81%          0.00%       0.05%        0.00%          0.86%           0.00%         0.86%
FINANCIAL SERVICES(4)
Series NAV                              0.82%          0.00%       0.08%        0.00%          0.90%           0.00%         0.90%
GLOBAL BOND(4, 6)
Series NAV                              0.70%          0.00%       0.10%        0.00%          0.80%           0.00%         0.80%
HEALTH SCIENCES(4,5,6)
Series NAV                              1.05%          0.00%       0.08%        0.00%          1.13%           0.00%         1.13%
HIGH YIELD(4)
Series NAV                              0.66%          0.00%       0.06%        0.00%          0.72%           0.00%         0.72%
INTERNATIONAL EQUITY INDEX B(3, 7)
Series NAV                              0.53%          0.00%       0.06%        0.00%          0.59%          -0.24%         0.35%
LIFESTYLE BALANCED(8)
Series NAV                              0.04%          0.00%       0.03%        0.76%          0.83%           0.00%         0.83%
MID CAP INDEX(4, 9)
Series NAV                              0.47%          0.00%       0.03%        0.00%          0.50%           0.00%         0.50%
MID CAP STOCK(4)
Series NAV                              0.84%          0.00%       0.05%        0.00%          0.89%           0.00%         0.89%
MID VALUE(4,5)
Series NAV                              0.98%          0.00%       0.10%        0.00%          1.08%           0.00%         1.08%
MONEY MARKET B(3)
Series NAV                              0.49%          0.00%       0.04%        0.00%          0.53%          -0.24%         0.29%
OPTIMIZED ALL CAP(4)
Series NAV                              0.68%          0.00%       0.06%        0.00%          0.74%           0.00%         0.74%
OVERSEAS EQUITY
Series NAV                              0.98%          0.00%       0.14%        0.00%          1.12%           0.00%         1.12%
REAL ESTATE SECURITIES(4)
Series NAV                              0.70%          0.00%       0.05%        0.00%          0.75%           0.00%         0.75%
SHORT-TERM BOND(4)
Series NAV                              0.59%          0.00%       0.07%        0.00%          0.66%           0.00%         0.66%
SMALL CAP GROWTH(4)
Series NAV                              1.06%          0.00%       0.08%        0.00%          1.14%           0.00%         1.14%
SMALL CAP INDEX(4, 9)
Series NAV                              0.49%          0.00%       0.04%        0.00%          0.53%           0.00%         0.53%
SMALL CAP VALUE(4)
Series NAV                              1.06%          0.00%       0.06%        0.00%          1.12%           0.00%         1.12%
TOTAL BOND MARKET B(3, 10)
Series NAV                              0.47%          0.00%       0.06%        0.00%          0.53%          -0.28%         0.25%
TOTAL RETURN(4, 11)
Series NAV                              0.69%          0.00%       0.06%        0.00%          0.75%           0.00%         0.75%
TOTAL STOCK MARKET INDEX(4, 9)
Series NAV                              0.49%          0.00%       0.04%        0.00%          0.53%           0.00%         0.53%

M FUND, INC. (12):
Brandes International Equity Fund       0.68%            --        0.23%          --           0.91%           0.00%         0.91%
Turner Core Growth Fund                 0.45%            --        0.25%          --           0.70%           0.00%         0.70%
Frontier Capital Appreciation
   Fund                                 0.90%            --        0.19%          --           1.09%           0.00%         1.09%
Business Opportunity Value Fund         0.63%            --        0.25%          --           0.88%           0.00%         0.88%

FOOTNOTES TO EXPENSE TABLE:

(1) The "Total Operating Expenses" include fees and expenses incurred indirectly by a Portfolio as a result of its investment in other investment companies ("Acquired Portfolio Fees and Expenses"). The Total Operating Expenses shown may not correlate to the Portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section of the Portfolio's prospectus, which does not include Acquired Portfolio Fees and Expenses. Acquired Portfolio Fees and Expenses are based on the estimated indirect net expenses associated with the Portfolio's investment in the underlying portfolios.

(2) Effective January 1, 2009, John Hancock Trust ("JHT" or the "Adviser") may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements and made subsequent to January 1, 2009, for a period of three years following the beginning of the month in which such reimbursement or waivers occurred.

(3) JHT sells shares of these Portfolios only to certain variable life insurance and variable annuity separate accounts of John Hancock Life Insurance Company and its affiliates. As reflected in the table, each Portfolio is subject to an expense cap pursuant to an agreement between JHT and the Adviser and the expense cap is as follows: the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the Portfolio) in an amount so that the rate of the Portfolio's Operating Expenses does not exceed its "Net Operating Expenses" as listed in the table above. A Portfolio's "Total Operating Expenses" includes all of its operating expenses including advisory fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses (estimated at 0.01% or less of the Portfolio's average net assets) of the Portfolio not incurred in the ordinary course of the Portfolio's business. Under the agreement, the Adviser's obligation to provide the expense cap with respect to a particular Portfolio will remain in effect until May 1, 2010 and will terminate after that date only if JHT, without the prior written consent of the Adviser, sells shares of the Portfolio to (or has shares of the Portfolio held by) any person other than the variable life insurance or variable annuity insurance separate accounts of John Hancock Life Insurance Company or any of its affiliates that are specified in the agreement.

(4) Effective January 1, 2006, the Adviser has agreed to waive its management fee for certain Portfolios or otherwise reimburse the expenses of those Portfolios ("Participating Portfolios"). The reimbursement will equal, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $50 billion. The amount of the Reimbursement will be calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Portfolio.

(5) T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fee for the following Portfolios of the Trust: Balanced Trust, Blue Chip Growth Trust, Capital Appreciation Value Trust, Equity-Income Trust, Health Sciences Trust, Mid Value Trust, Real Estate Equity Trust, Science & Technology Trust, Small Company Value Trust, and Spectrum Income Trust. This waiver is based on the combined average daily net assets of these Portfolios and the following Portfolios of John Hancock Trust II: Blue Chip Growth Fund, Equity-Income Fund, Mid Value Fund, Small Company Value Fund, Spectrum Income Fund and Real Estate Equity Fund (collectively, the "T. Rowe Portfolios"). Based on the combined average daily net assets of the T. Rowe Portfolios, the percentage fee reduction (as a percentage of the Subadvisory Fee) is as follows: 0.00% for the first $750 million, 5.0% for the next $750 million, 7.5% for the Next $1.5 billion, and 10.0% if over $3 billion. The Adviser has also voluntarily agreed to reduce the advisory fee for each Portfolio by the amount that the subadvisory fee is reduced. This voluntary fee waiver may be terminated by T. Rowe Price or the Adviser at any time.

(6) "Other Expenses" reflects the estimated amount based on a contractual change in the custody agreement. This agreement went into effect on April 1, 2009.

(7) The "Total Operating Expenses" include fees and expenses which are less than 0.01% that were incurred indirectly by the Portfolios as a result of its investment in other investment companies (e.g. underlying Portfolios) (each, an "Acquired Portfolio"). The Total operating expenses shown may not correlate to the Portfolio's ratio of expenses to average net assets shown in "Financial Highlights" section of the Portfolio's prospectus, which does not include Acquired Portfolio Fees and Expenses. Acquired Portfolio Fees and Expenses are estimated, not actual, amounts based on the Portfolio's current fiscal year.

(8) "Acquired Portfolio Fees and Expenses" are estimated based on a rebalance of investments in underlying Portfolios.

(9) The Adviser has agreed to reduce its advisory fee for each class of shares of the Portfolio in an amount equal to the amount by which the Expenses of such class of the Portfolio exceed the Expense Limit (as a percentage of the average annual net assets of the Portfolio attributable to the class) of 0.050% and, if necessary, to remit to that class of the Portfolio an amount necessary to ensure that such Expenses do not exceed that Expense Limit. "Expenses" means all the expenses of a class of the Portfolio excluding: (a) advisory fees, (b) Rule 12b-1 fees, (c) transfer agency fees and service fees, (d) blue sky fees, (e) taxes, (f) portfolio brokerage commissions, (g) interest, and (h) litigation and indemnification expenses and (i) other extraordinary expenses not incurred in the ordinary course of JHT's business. This expense limitation will continue in effect unless otherwise terminated by the Adviser upon notice to JHT. This voluntary expense limitation may be terminated at any time.

(10) "Other Expenses" does not include an interest expense which was charged in 2008. This expense is considered extraordinary and not anticipated in the future.

(11) "Other Expenses" reflect the estimate expenses to be paid as substitute dividend expenses on securities borrowed for the settlement of short sales.

(12) For the period from May 1, 2009 to April 30, 2010, the adviser, M Fund, Inc., has contractually agreed to reimburse each Portfolio for any expenses (other than advisory fees, brokerage or other Portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of a Portfolio's annualized daily average net assets.

                              IV. Basic Information

WHAT IS THE CONTRACT?

The Contract is a deferred purchase payment variable annuity contract. An "annuity contract" provides a person (known as the "Annuitant" or "payee") with a series of periodic payments. Because this Contract is also a "deferred payment" contract, the annuity payments will begin on a future date, called the Contract's Maturity Date. Under a "variable annuity" contract, the amount you have invested can increase or decrease in value daily based upon the value of the Variable Investment Options chosen. If your annuity is provided under a master group contract, the term "Contract" as used in this Prospectus refers to the certificate you were issued and not to the master group contract.

WHO OWNS THE CONTRACT?

Unless the Contract provides otherwise, the Owner of the Contract is the person who can exercise the rights under the Contract, such as the right to choose the Investment Options or the right to surrender the Contract. In many cases, the person buying the Contract will be the Owner. However, you are free to name another person or entity (such as a trust) as Owner. In writing this Prospectus, we've assumed that you, the reader, are the person or persons entitled to exercise the rights and obligations under discussion. If a Contract has joint Owners, both must join in any written notice or request.

IS THE OWNER ALSO THE ANNUITANT?

In many cases, the same person is both the Annuitant and the Owner of a Contract. The Annuitant is the person whose lifetime is used to measure the period of time when we make various forms of annuity payments. Also, the Annuitant receives payments from us under any Annuity Option that commences during the Annuitant's lifetime. We may permit you to name another person as Annuitant or joint Annuitant if that person meets our underwriting standards. We may also permit you to name as joint Annuitants two persons other than yourself if those persons meet our underwriting standards.

HOW CAN I INVEST MONEY IN A CONTRACT?

Purchase Payments

We call the investments you make in your Contract Payments or Purchase Payments. The Contracts described in this Prospectus are no longer available for sale, however, the minimum initial Purchase Payment requirements for the Contracts are outlined in the table below, along with the minimum Purchase Payment for each Additional Purchase Payment into the Contracts. If you purchased your Contract through the automatic investment plan, different minimums may apply. If your Contract's total value ever falls to zero, we may terminate it. Therefore, you may need to pay more Additional Purchase Payments to keep the Contract in force.

    MINIMUM INITIAL        MINIMUM ADDITIONAL         MINIMUM DIRECT DEPOSIT
   PURCHASE PAYMENT         PURCHASE PAYMENT       ADDITIONAL PURCHASE PAYMENT
-----------------------   ---------------------   ------------------------------

        $5,000                    $200                         $100


Currently, we do not enforce any minimum Additional Purchase Payment amounts, but may do so in the future.

Initial Purchase Payment

When we received your initial Purchase Payment and all necessary information, we issued your Contract and invested your initial Purchase Payment. If the information was not in good order, we contacted you to get the necessary information. If for some reason, we were unable to complete this process within 5 Business Days, we either sent back your money or received your permission to keep it until we received all of the necessary information.

In certain situations, we may have issued a Contract upon receiving the order of your broker-dealer or financial institution but delayed the effectiveness of the Contract until we received your signed application. In those situations, if we did not receive your signed application within our required time period, we deemed the Contract void from the beginning and returned your Purchase Payment. We may not have issued a Contract if any proposed Owner or Annuitant was older than age 84. We may also have limited your ability to purchase multiple Contracts on the same Annuitants or Owners. We may, however, have waived either of these underwriting limits.

Issue Date and Contract Year

We measure the years and anniversaries of your Contract from its date of issue. We use the term Contract Year to refer to each period of time between anniversaries of your Contract's date of issue. We did not issue a Contract if the proposed Annuitant was older than age 84.

Limits on Additional Purchase Payments

You can make Purchase Payments of up to $1,000,000 in any one Contract Year. The total of all new Purchase Payments and transfers that you may allocate to any one Variable Investment Option or Fixed Investment Option in any one Contract Year may not exceed $1,000,000. While the Annuitant is alive and the Contract is in force, you can make Purchase Payments at any time before the Maturity Date. However,




                                        YOU MAY NOT MAKE ANY PURCHASE PAYMENTS
  IF YOUR CONTRACT IS USED TO FUND         AFTER THE ANNUITANT REACHES AGE
------------------------------------    ----------------------------------------
A Qualified Plan                                       70 1/2 (1)
A Non Qualified Plan                                   85

----------
(1) except for a Roth IRA, which has an age limit of 85.

We may waive any of these limits on Purchase Payments.

Ways to Make Additional Purchase Payments.

Additional Purchase Payments made by check or money order must be:

-    drawn on a U.S. bank;

-    drawn in U.S. dollars; and

-    made payable to "John Hancock" and sent to the Annuities Service Center.

We credit any Additional Purchase Payments to your Contract at the close of the Business Day in which we receive them at the Annuities Service Center. Each Business Day ends at the close of daytime trading for the day on the New York Stock Exchange (usually 4:00 p.m. Eastern Time.) If we receive an Additional Purchase Payment after the close of a Business Day, we will credit it to your Contract on the next Business Day.

We will not accept credit card checks. Nor will we accept starter or third party checks that fail to meet our administrative requirements. Additional Purchase Payments should be sent to the Annuities Service Center at the address shown on the cover of this Prospectus. You can find information about other methods of making Purchase Payments by contacting us.

Additional Purchase Payments by Wire.

You may transmit Additional Purchase Payments by wire through your bank to our bank, as long as you provide appropriate instructions with the transmittal to identify your Contract, and the selected Investment Options (unless you have provided us with standing allocation instructions). Information about our bank, our account number, and the ABA routing number may be obtained from the Annuities Service Center. Banks may charge a fee for wire services.

If your wire order is complete, we will invest the Additional Purchase Payment in your selected Investment Options as of the day we received the wire order. If the wire order is incomplete for an identified Contract, we will immediately return it.

HOW WILL THE VALUE OF MY INVESTMENT IN THE CONTRACT CHANGE OVER TIME?

Variable Investment Options

You may invest in any of the Variable Investment Options. Each Variable Investment Option is a Sub-Account of a Separate Account that invests in a corresponding Portfolio. The Portfolio prospectus contains a full description of a Portfolio. The amount you've invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct - see "III. Fee Tables"). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select and/or upon the interest we credit on each Fixed Investment Option you select.

Allocating assets only to one or a small number of the Variable Investment Options, other than to Portfolios with balanced and diversified investment strategies (see "Portfolio Investment Objectives and Strategies" on page 26, should not be considered a diversified investment strategy. In particular, allocating assets to a small number of Variable Investment Options that concentrate their investments in a particular business or market sector will increase the risk that your Contract Value will be more volatile since these Variable Investment Options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology-related business sectors, (b) small cap securities and (c) foreign securities. We do not provide advice regarding appropriate investment allocations, and you should discuss this matter with your registered representative.

Fixed Investment Options

The amount you've invested in a Fixed Investment Option will earn interest at the rate we have set for that Fixed Investment Option. The interest rate depends upon the length of the guarantee period of the Fixed Investment Option you select. In states where approved, we currently make available various Fixed Investment Options with durations of up to five years, and we may make one or more additional Fixed Investment Options available for Contracts issued before September 30, 2002. As long as you keep your money in a Fixed Investment Option until its expiration date, we bear all the investment risk on that money.

However, if you prematurely transfer, "surrender" or otherwise withdraw money from a Fixed Investment Option we will increase or reduce the remaining value in your Contract by an amount that approximates the impact that any changes in interest rates would have had on the market value of a debt instrument with terms comparable to that Fixed Investment Option. This "market value adjustment" (or "MVA") imposes investment risks on you. We describe how the market value adjustments work in "Calculation of Market Value Adjustment ("MVA")".

WHAT ANNUITY BENEFITS DOES THE CONTRACT PROVIDE?

If your Contract is still in effect on its Maturity Date, it enters what is called the Annuity Period. During the Annuity Period, we make a series of fixed or variable payments to you as provided under one of our several Annuity Options. The form in which we will make the annuity payments, and the proportion of such payments that will be on a fixed basis and on a variable basis, depend on the elections that you have in effect on the Maturity Date. Therefore, you should exercise care in selecting your Maturity Date and your choices that are in effect on that date.

You should carefully review the discussion under "VIII. The Annuity Period" for information about all of these choices you can make.

TO WHAT EXTENT CAN JHLICO VARY THE TERMS AND CONDITIONS OF THE CONTRACTS?

State Law Insurance Requirements

Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material features and benefits in this Prospectus.

Variations in Charges or Rates

We may vary the charges, durations of Fixed Investment Options, rates and other terms of our Contracts where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the Contracts. These include the types of variations discussed under the "Variations in Charges or Rates for Eligible Classes" section of this Prospectus.

WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

     - full or partial withdrawals (including surrenders and systematic withdrawals);

     -    payment of any death benefit proceeds; and

     -    periodic payments under one of our annuity payment options.

How much you will be taxed on a distribution is based upon complex tax rules and depends on matters such as:

     -    the type of the distribution;

     -    when the distribution is made;

     -    the nature of any Qualified Plan for which the Contract is being used;
          and

     -    the circumstances under which the payments are made.

If your Contract is issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible.

A 10% tax penalty applies in many cases to the taxable portion of any distributions taken from a Contract before you reach age 59 1/2. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible Purchase Payments you paid or on any earnings under the Contract.

Special rules have waived minimum distribution requirements for calendar year 2009 (see "IX. Federal Tax Matters").

CONTRACTS PURCHASED AS AN INVESTMENT VEHICLE FOR A QUALIFIED PLAN DO NOT PROVIDE ANY ADDITIONAL TAX-DEFERRAL BENEFITS BEYOND THE TREATMENT PROVIDED BY THE QUALIFIED PLAN ITSELF. THE FAVORABLE TAX-DEFERRAL BENEFITS AVAILABLE FOR QUALIFIED PLANS THAT INVEST IN ANNUITY CONTRACTS ARE ALSO GENERALLY AVAILABLE IF THE QUALIFIED PLANS PURCHASE OTHER TYPES OF INVESTMENTS, SUCH AS MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. HOWEVER, THE CONTRACT OFFERS FEATURES AND BENEFITS THAT OTHER INVESTMENTS MAY NOT OFFER. YOU AND YOUR FINANCIAL PROFESSIONAL SHOULD CAREFULLY CONSIDER WHETHER THE FEATURES AND BENEFITS, INCLUDING THE INVESTMENT OPTIONS, ANNUITY LIFETIME INCOME OPTIONS, DEATH BENEFITS AND OTHER BENEFITS PROVIDED UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A QUALIFIED PLAN ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES AND ARE APPROPRIATE IN LIGHT OF THE EXPENSE.

We provide additional information on taxes in the Federal Tax Matters section of this Prospectus. We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and tax advisor regarding the suitability of the Contract.

HOW CAN I CHANGE MY CONTRACT'S INVESTMENT OPTIONS?

Allocation of Purchase Payments

When you applied for your Contract, you specified the Variable Investment Options or Fixed Investment Options (together, your Investment Options) in which your Purchase Payments will be allocated. You may change this investment allocation for future Purchase Payments at any time. Any change in allocation will be effective as of the receipt of your request at the Annuities Service Center.

We do not impose a limit on the number of Investment Options to which you may allocate Purchase Payments at any one time during the accumulation period. For limits imposed during the annuity period, please see "Choosing Fixed or Variable Annuity Payments" in "VII. The Annuity Period."

Transfers Among Investment Options

During the Accumulation Period, you may transfer amounts held in one Investment Option to any other Investment Option. To make a transfer, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Although your Contract may impose restrictions on the maximum dollar amount that may be transferred among Variable Investment Options, we currently do not enforce these restrictions.

To make a transfer, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you

Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but reserve the right (to the extent permitted by your Contract) to impose a charge of up to $25 for any transfer beyond the annual limit (transfers out of a Fixed Investment Option may, however, incur a market value adjustment - either positive or negative).

WE HAVE ADOPTED A POLICY AND PROCEDURES TO RESTRICT FREQUENT TRANSFERS OF CONTRACT VALUE AMONG VARIABLE INVESTMENT OPTIONS.

Variable investment options in variable annuity and variable life insurance products can be a prime target for abusive transfer activity because these products value their variable investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a variable investment option since such activity may expose the variable investment option's underlying Portfolio to increased investment portfolio transaction costs (affecting the value of the shares) and/or disrupt the Portfolio manager's ability to effectively manage a Portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

To discourage disruptive frequent trading activity, we have adopted a policy for the Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions, and procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day that the net asset value of the shares of a Portfolio are determined ending at the close of daytime trading of the New York Stock Exchange (usually 4 p.m.) as a SINGLE transfer. We do NOT count: (a) scheduled transfers made pursuant to any of our Dollar Cost Averaging programs; or our Strategic Rebalancing Program, (b) transfers from a Fixed Investment Option at the end of its fixed investment period, (c) transfers made within a prescribed period before and after a substitution of Portfolios and (d) transfers made during the Annuity Period (these transfers are subject to a 30 day notice requirement, however, as described in the "Transfers during the Annuity Period" section of this Prospectus). Under the Separate Account's policy and procedures, Contract Owners may transfer to a Money Market Investment

Option even if the two transfer per month limit has been reached if 100% of the Contract Value in all Variable Investment Options is transferred to that Money Market Investment Option. If such a transfer to a Money Market Investment Option is made, for a 30 calendar day period after such transfer, no subsequent transfers from that Money Market Investment Option to another Variable Investment Option may be made. We apply the Separate Account's policy and procedures uniformly to all Contract Owners.

We reserve the right to take other actions at any time to restrict trading, including, but not limited to:

     -    restricting the number of transfers made during a defined period;

     -    restricting the dollar amount of transfers;

     - restricting the method used to submit transfers (e.g., changing telephone and facsimile procedures to require that transfer requests be submitted in writing via U.S. mail); and

     -    restricting transfers into and out of certain Sub-Accounts.

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios. We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law), and to prohibit a transfer less than 30 days prior to the Contract's Maturity Date, and to reimpose the annual limit of 12 transfers as stated in your Contract.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing disruptive frequent trading activity and avoid harm to long-term investors. If we are unsuccessful in restricting disruptive frequent trading activity, the Portfolios may incur higher brokerage costs and may maintain higher cash levels, limiting their ability to achieve their investment objective.

DURING THE ANNUITY PERIOD, YOU MAY NOT MAKE ANY TRANSFER THAT WOULD RESULT IN MORE THAN FOUR INVESTMENT OPTIONS BEING USED AT ONCE. You must submit your transfer request to our Annuities Service Center at least 30 DAYS BEFORE the due date of the first annuity payment to which your transfer will apply.

In addition to the transfer restrictions that we impose, the John Hancock Trust and M Fund, Inc. also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

Procedure for Transferring Your Assets

You may request a transfer in writing or, if you have authorized telephone transfers, by telephone or fax. All transfer requests should be directed to the Annuities Service Center. Your request should include:

     -    your name;

     -    daytime telephone number;

     -    Contract number;

     - the names of the Investment Options to and from which assets are being transferred; and

     -    the amount of each transfer.

Your request becomes effective at the close of the Business Day in which we receive it, in proper form at the Annuities Service Center. Each Business Day ends at the close of daytime trading for the day on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). If we receive a transfer request, in proper form, after the close of a Business Day, it will become effective at the end of the next Business Day.

Telephone and Electronic Transactions

If you complete a special authorization form, we will permit you to request transfers and withdrawals by telephone. We will also permit you to access information about your Contract, request transfers and perform some transactions (other than withdrawals) electronically through the internet. You can contact us at the applicable telephone number or internet address shown on the first page of this Prospectus.

To access information and perform electronic transactions through our website, we require you to create an account with a username and password, and to maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone or electronically through the internet by sending us instructions in a form acceptable to us.

We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we will record all conversations with you. When someone contacts us by telephone and follows our procedures, we will assume that you are authorizing us to act upon those instructions. For electronic transactions through the internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

     -    any loss or theft of your password; or

     -    any unauthorized use of your password.

We may only be liable for any losses due to unauthorized or fraudulent instructions where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically will be followed by a confirmation statement of the transaction. Transaction instructions we receive by telephone or electronically before the close of any Business Day will usually be effective at the end of that day. Circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy, may limit your ability to access or transact business electronically. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum withdrawal amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.



Dollar Cost Averaging Programs

Under our STANDARD DOLLAR-COST AVERAGING PROGRAM, you may elect, at no cost, to automatically transfer assets from any Variable Investment Option to one or more other Variable Investment Options on a monthly, quarterly, semiannual, or annual basis. The following conditions apply to the standard dollar cost averaging program:

     - you may change your variable investment allocation instructions at any time in writing or, if you have authorized telephone transfers, by telephone;

     -    you may discontinue the program at any time;

     - the program automatically terminates when the Variable Investment Option from which we are taking the transfers has been exhausted;

     - automatic transfers to or from Fixed Investment Options are not permitted under this program.

We reserve the right to suspend, modify or terminate the program at any time.

Under our DOLLAR-COST AVERAGING VALUE PROGRAM, you may elect to deposit any new Purchase Payment of $5,000 or more in a guarantee rate account that we call the "DCA rate account." For Contracts issued after April 30, 2004, your deposits under this program will be depleted over a 6 month period. For Contracts issued prior to May 1, 2004, the assets in this account attributable to a new Purchase Payment will be transferred automatically to one or more Variable Investment Options over a period that is equal in length (i.e., either 6 months or 12 months) to the period you initially selected. A new period will begin on the date each new Purchase Payment is deposited in the DCA rate account program with respect to that Purchase Payment. At the time of each deposit into this program, you must tell us in writing:

     -    that your deposit should be allocated to this program; and

     -    the Variable Investment Options to which assets will be transferred;
          and

     - the percentage amount to be transferred to each such Variable Investment Option.

Transfers to Fixed Investment Options are not permitted under this program, and transfers of your account value from a Variable Investment Option are not currently permitted to initiate the program. (You may, however, change your variable investment allocation instructions at any time in writing or, if you have authorized telephone transfers, by telephone.)

Your participation in the dollar-cost averaging value program will end if you request a partial withdrawal from the DCA rate account, or if you request a transfer from the DCA rate account that is in addition to the automatic transfers.

You may not use the standard dollar-cost averaging program and the dollar-cost averaging value program at the same time.

Special Transfer Services - Asset Rebalancing Program

We administer an Asset Rebalancing program which enables you to specify the percentage levels you would like to maintain in particular Portfolios. We will automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Portfolios. (Fixed Investment Options are not eligible for participation in the Asset Rebalancing program.) You must include your entire value in the Variable Investment Options in the Asset Rebalancing program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing program is being used. If you are interested in the Asset Rebalancing program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing program.

We will permit asset rebalancing only on the following time schedules:

     - quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);

     - semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or

     - annually on December 26th (or the next Business Day if December 26th is not a Business Day).

WHAT FEES AND CHARGES WILL BE DEDUCTED FROM MY CONTRACT?

We assess charges and deductions under the Contract against Purchase Payments, Contract Values or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolios' prospectuses.

Asset-Based Charges

We deduct Separate Account expenses daily to compensate us primarily for our administrative expenses and for the mortality and expense risks that we assume under the Contracts. The total Separate Account annual expenses are 1.25% as a percentage of average account value. This charge does not apply to assets you have in our Fixed Investment Options. We take the deduction proportionally from each Variable Investment Option you are then using.

In return for the mortality risk charge, we assume the risk that Annuitants as a class will live longer than expected, requiring us to pay a greater number of annuity payments. In return for the expense risk charge, we assume the risk that our expenses relating to the Contracts may be higher than we expected when we set the level of the Contracts' other fees and charges, or that our revenues from such other sources will be less than expected.

Annual Contract Fee

We deduct a $30 annual Contract fee from Contracts of less than $50,000. We deduct this charge at end of each Contract Year. We also deduct it if you surrender your Contract, unless your Contract's total value, at the time of surrender, is above $50,000.

We take the deduction proportionally from each Variable Investment Option and each Fixed Investment Option you are then using. We reserve the right to increase the annual Contract fee up to $50.

Premium Taxes

We make deductions for any applicable premium or similar taxes. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.

In most cases, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

               PREMIUM TAX RATE(1)
            ------------------------
 STATE OR   QUALIFIED   NONQUALIFIED
TERRITORY   CONTRACTS     CONTRACTS
---------   ---------   ------------
CA            0.50%         2.35%
GUAM          4.00%         4.00%
ME(2)         0.00%         2.00%
NV            0.00%         3.50%
PR            1.00%         1.00%
SD(2)         0.00%         1.25%(3)
TX(4)         0.04%         0.04%
WV            1.00%         1.00%
WY            0.00%         1.00%

----------

(1)  Based on the state of residence at the time the tax is assessed.

(2)  We pay premium tax upon receipt of Purchase Payment.

(3)  0.80% on Purchase Payments in excess of $500,000.

(4)  Referred to as a "maintenance" tax.

Withdrawal Charge

If you withdraw some of your Purchase Payments from your Contract prior to the Maturity Date ("partial withdrawal") or if you surrender (turn in) your Contract, in its entirety, for cash prior to the Maturity Date ("total withdrawal" or "surrender"), we may assess a withdrawal charge. Some people refer to this charge as a "contingent deferred withdrawal load". We use this charge to help defray expenses relating to the sales of the Contracts, including commissions paid and other distribution costs.

HERE'S HOW WE DETERMINE THE CHARGE: In any Contract Year after the first, you may withdraw, free of charge, up to 10% of the difference between:

     -    the Purchase Payments made prior to the beginning of the Contract
          Year; and

     -    any partial withdrawals made prior to the beginning of the Contract
          Year.

We refer to this amount as the free withdrawal amount. However, if the amount you withdraw or surrender totals more than the free withdrawal amount during the Contract Year, we will assess a withdrawal charge on any amount of the excess that we attribute to Purchase Payments you made within seven years of the date of the withdrawal or surrender.

The withdrawal charge percentage depends upon the number of years that have elapsed from the date you paid the Purchase Payment to the date of its withdrawal, as follows:

                           MAXIMUM WITHDRAWAL CHARGE*
                 (as percentage amount withdrawn or surrenders)


First Year       7%
Second Year      6%
Third Year       5%
Fourth Year      4%
Fifth Year       3%
Sixth Year       2%
Seventh Year     1%
Thereafter       0%

Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts or from our general assets. Similarly, administrative expenses not fully recovered by the administration fee may also be recovered from such other sources.

FREE WITHDRAWAL AMOUNTS: If you have any profit in your Contract, you can always withdraw that profit without any withdrawal charge. By "profit," we mean the amount by which your Contract's total value exceeds the Purchase Payments you have paid and have not (as discussed below) already withdrawn. If your Contract doesn't have any profit (or you have withdrawn it all) you can still make charge free withdrawals, unless and until all of your withdrawals during the same Contract Year exceed 10% of all of the Purchase Payments you have paid to date.

HERE'S HOW WE DETERMINE AND DEDUCT THE CHARGE: If the amount you withdraw or surrender totals more than the free withdrawal amount during the Contract Year, we will assess a withdrawal charge on any amount of the excess that we attribute to Purchase Payments you made within seven years of the date of the withdrawal or surrender.

The withdrawal charge percentage depends upon the number of years that have elapsed from the date you paid the Purchase Payment to the date of its withdrawal, as follows:


SOLELY FOR PURPOSES OF DETERMINING THE AMOUNT OF THE WITHDRAWAL CHARGE, WE ASSUME THAT THE AMOUNT OF EACH WITHDRAWAL THAT EXCEEDS THE FREE WITHDRAWAL AMOUNT (TOGETHER WITH ANY ASSOCIATED WITHDRAWAL CHARGE) IS A WITHDRAWAL FIRST FROM THE EARLIEST PURCHASE PAYMENT, AND THEN FROM THE NEXT EARLIEST PURCHASE PAYMENT, AND SO FORTH UNTIL ALL PAYMENTS HAVE BEEN EXHAUSTED. ONCE A PURCHASE PAYMENT HAS BEEN CONSIDERED TO HAVE BEEN "WITHDRAWN" UNDER THESE PROCEDURES, THAT PURCHASE PAYMENT WILL NOT ENTER INTO ANY FUTURE WITHDRAWAL CHARGE CALCULATIONS.


We deduct the withdrawal charge proportionally from each Variable Investment Option and each Fixed Investment Option being reduced by the surrender or withdrawal. For example, if 60% of the withdrawal amount comes from a Growth option and 40% from the Money Market option, then we will deduct 60% of the withdrawal charge from the Growth option and 40% from the Money Market option. If any such option has insufficient remaining value to cover the charge, we will deduct any shortfall from all of your other Investment Options, pro-rata based on the value in each. If your Contract as a whole has insufficient Surrender Value to pay the entire charge, we will pay you no more than the Surrender Value.

You will find examples of how we compute the withdrawal charge in Appendix B to this Prospectus.

WHEN WITHDRAWAL CHARGES DON'T APPLY: We don't assess a withdrawal charge in the following situations:

     - on amounts applied to an Annuity Option at the Contract's Maturity Date or to pay a death benefit;

     - on certain withdrawals if you have elected a Rider that waives the withdrawal charge; and

     - on amounts withdrawn to satisfy the minimum distribution requirements for Qualified Plans. (Amounts above the minimum distribution requirements are subject to any applicable withdrawal charge, however.)

HOW AN MVA AFFECTS THE WITHDRAWAL CHARGE: If you make a withdrawal from a Fixed Investment Option at a time when the related MVA results in an upward adjustment in your remaining value, we will calculate the withdrawal charge as if you had withdrawn that much more. Similarly, if the MVA results in a downward adjustment, we will compute any withdrawal charge as if you had withdrawn that much less.

Other Charges

If you purchased an optional benefit Rider, we will deduct the applicable charges for that benefit proportionally from each of your Investment Options, including the Fixed Investment Options, based on your value in each. We list these charges below:

OPTIONAL BENEFIT RIDER CHARGES (AS A PERCENTAGE OF YOUR CONTRACT'S TOTAL VALUE UNLESS OTHERWISE STATED) (1)

Accumulated Value Enhancement                            Maximum: 1.00%
("CARESolutions Plus") Rider                             Current: 0.35%
as a percentage of your initial Purchase Payment)(2)
Earnings Enhancement ("Beneficiary Tax Relief")
Death Benefit Rider                                               0.25%
Enhanced Death Benefit Rider (3)                                  0.25%
Guaranteed Retirement Income Benefit Rider(4)                     0.30%
Waiver of Withdrawal Charge ("CARESolutions") Rider(5)            0.10%

(1) Charges for optional benefit Riders are assessed monthly. The monthly charge is 1/12th of the annual charge shown in the table.

(2) This Rider is available only if you purchased the Waiver of Withdrawal Charge Rider as well. We do not currently impose the maximum charge shown, but reserve the right to increase the annual charge shown on a uniform basis for all Accumulated Value Enhancement Riders issued in the same state.

(3) In certain states (and for Riders issued prior to May 1, 2002), the rate for the Enhanced Death Benefit Rider may be lower than the amount shown.

(4)  This Rider is not available for Contracts issued after April 30, 2004.

(5) The charge is shown as a percentage of that portion of your Contract's total value attributable to Purchase Payments that are still subject to withdrawal charges

HOW CAN I WITHDRAW MONEY FROM MY CONTRACT?

Surrenders and Partial Withdrawals

Prior to your Contract's Maturity Date, if the Annuitant is living, you may:

     -    surrender your Contract for a cash payment of its "Surrender Value;"
          or

     -    make a partial withdrawal of the Surrender Value.

Certain surrenders and withdrawals may result in taxable income to you or other tax consequences as described under "IX. Federal Tax Matters." Among other things, if you make a full surrender or partial withdrawal from your Contract before you reach age 59 1/2, an additional federal penalty of 10% generally applies to any taxable portion of the withdrawal.

We will deduct any partial withdrawal proportionally from each of your Investment Options based on the value in each, unless you direct otherwise.

We reserve the right to terminate your Contract if the value of your Contract becomes zero. You generally may not make any surrenders or partial withdrawals once we begin making payments under an Annuity Option. Your Contract also provides that, without our prior approval, you may not make a partial withdrawal for less than $100, or if the remaining total value of your Contract would be less than $1,000. We are not currently enforcing this limitation, but may do so in the future.

Your request to surrender your Contract or to make a partial withdrawal becomes effective at the close of the Business Day in which we receive it, in proper form at the Annuities Service Center. Each Business Day ends at the close of daytime trading for the day on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). If we receive a request, in proper form, after the close of a Business Day, it will become effective at the end of the next Business Day.

We will pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven days of receipt of the request, complete with all necessary information, at our Annuities Service Center. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

     - the New York Stock Exchange is closed (other than customary weekend and holiday closings);

     -    trading on the New York Stock Exchange is restricted;

     - an emergency exists as determined by the SEC, as a result of which disposal of securities held in the Separate Accounts is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts' net assets; or

     - the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

IMPACT OF DIVORCE. In the event that you and your spouse become divorced after you purchase a Contract, we will consider any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any tax, and any applicable withdrawal charges. If you determine to continue the remaining Contract, we will reduce the benefit under any existing optional benefit Rider to the Contract in accordance with its terms.

TAX CONSIDERATIONS. Withdrawals from the Contract may be subject to income tax and a 10% IRS penalty tax (see "Federal Tax Matters"). Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances (see "IX Federal Tax Matters" and the section titled "Qualified Plan Types" in the Statement of Additional Information).

We will deduct any partial withdrawal proportionally from each of your Investment Options based on the value in each, unless you direct otherwise. When you take a partial withdrawal, we deduct any applicable withdrawal charge as a percentage of the total amount withdrawn. We take any applicable withdrawal charge from the amount remaining in a Contract after we process the amount you request.

We reserve the right to terminate your Contract if the value of your Contract becomes zero. You generally may not make any surrenders or partial withdrawals once we begin making payments under an Annuity Option. Your Contract also provides that, without our prior approval, you may not make a partial withdrawal for less than $100, or if the remaining total value of your Contract would be less than $1,000. We are not currently enforcing this limitation, but may do so in the future.

Your request to surrender your Contract or to make a partial withdrawal becomes effective at the close of the Business Day in which we receive it, in proper form at the Annuities Service Center. Each Business Day ends at the close of daytime trading for the day on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). If we receive a request, in proper form, after the close of a Business Day, it will become effective at the end of the next Business Day.

Signature Guarantee Requirements for Surrenders and Partial Withdrawals

(Not Applicable to Contracts Issued in New Jersey)

We require that you obtain a signature guarantee on a surrender or partial withdrawal in the following circumstances:

     - You are requesting that we mail the amount withdrawn to an alternate address; or

     - You have changed your address within 30 days of the withdrawal request; or

     -    You are requesting a withdrawal in the amount of $250,000 or greater.

We must receive the original signature guarantee on your withdrawal request. We will not accept copies or facsimiles of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and will not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or partial withdrawal as described above.

Waiver of Withdrawal Charge Rider

You may have purchased an optional waiver of withdrawal charge Rider when you applied for your Contract, as permitted by state law. The "covered persons" under the Rider are the Owner and the Owner's spouse, unless the Owner is a trust. If the Owner is a trust, the "covered persons" are the Annuitant and the Annuitant's spouse.

Under this Rider, we will waive withdrawal charges on any withdrawals, if all the following conditions apply to a "covered person":

     - a covered person becomes confined to a nursing home beginning at least 30 days after we issue your Contract;

     - such covered person remains in the nursing home for at least 90 consecutive days receiving nursing care; and

     - the covered person's confinement is prescribed by a doctor and medically necessary because of a covered physical or mental impairment.

In addition, depending on your state, the Rider may also provide for a waiver of withdrawal charges if a covered person has been diagnosed with a chronic, critical or terminal illness to the extent so provided in the Rider. In FL, the Rider does NOT provide a waiver of withdrawal charges if a "covered person" has been diagnosed with a critical illness. The waiver of withdrawal charge Rider in FL does provide benefits if a "covered person" satisfies the three conditions listed above, subject to the terms and conditions of this benefit.

At the time of application, you could not purchase this Rider: (1) if either of the covered persons was older than 74 years (79 for Contracts issued in NY) or
(2) in most states, if either of the covered persons was confined to a nursing home within the two years preceding your application.

There is a charge for this Rider, as set forth in the Fee Tables. This Rider (and the related charges) will terminate on the Contract's Maturity Date, upon your surrendering the Contract, or upon your written request that we terminate it.



If you purchased this Rider:

     - you and your immediate family will also have access to a national program designed to help the elderly maintain their independent living by providing advice about an array of eldercare services available to seniors; and

     - you will have access to a list of long-term care providers in your area who provide special discounts to persons who belong to the national program.

You should carefully review the tax considerations for optional benefit riders under "X. Federal Tax Matters." For a more complete description of the terms and conditions of this benefit, you should refer directly to the Rider. We will provide you with a copy on request. In certain marketing materials, this Rider may be referred to as "CARESolutions".

Systematic Withdrawal Plan

Our optional systematic withdrawal plan enables you to preauthorize periodic withdrawals. If you elect this plan, we will withdraw a percentage or dollar amount from your Contract on a monthly, quarterly, semiannual, or annual basis, based upon your instructions. Unless otherwise directed, we will deduct the requested amount from each applicable Investment Option in the ratio that the value of each bears to the Contract Value. Each systematic withdrawal is subject to any market value adjustment or withdrawal charge that would apply to an otherwise comparable non-systematic withdrawal. See "How Will the Value of My Investment in the Contract Change Over Time?" and "What Fees and Charges Will be Deducted from My Contract?" The same tax consequences also generally will apply.

You may cancel the systematic withdrawal plan at any time.

We reserve the right to modify the terms or conditions of the plan at any time without prior notice.

Telephone Withdrawals

If you complete a separate authorization form, you may make requests to withdraw a portion of your Contract Value by telephone. We reserve the right to impose maximum withdrawal amount and procedural requirements regarding this privilege. For additional information regarding telephone procedures, see "Telephone and Facsimile Transactions" in this Prospectus.

WHAT HAPPENS IF THE OWNER OR THE ANNUITANT DIES BEFORE MY CONTRACT'S MATURITY DATE?

Death Benefits - In General

The Contracts described in this Prospectus generally provide for distribution of death benefits if you die before a Contract's Maturity Date. The minimum death benefits provided under the Contracts differ, depending on when you purchased a Contract, our maximum limits on death benefits at that time, the jurisdiction in which we issued a Contract, and the age of the oldest Owner (or Annuitant) on the date of issue. We may pay death benefits in some cases on the Annuitant's death, instead of the Owner's death, if the Annuitant predeceases the Owner. In addition, you may have purchased a Contract with an optional death benefit Rider that will enhance the amount of death benefit. You should read your Contract carefully to determine the minimum death benefit and any enhanced death benefit payable during the Accumulation Period.

Distribution Requirements Following Death of Owner

If you did not purchase your Contract under a Qualified Plan, the Code requires that the following distribution provisions apply if you die. We summarize these provisions (and the effect of spousal continuation) below. If your Contract has joint Owners, these provisions apply upon the death of the first to die.

IF YOU DIE BEFORE ANNUITY PAYMENTS HAVE BEGUN:

     - If the Contract's designated Beneficiary is your surviving spouse who falls within the definition of "spouse" under the federal Defense of Marriage Act, your spouse may continue the Contract as the new Owner without triggering adverse federal tax consequences. See "X. Other Information - Spouse." In that case:

          - we will not pay a death benefit but the total value of your Contract will equal the death benefit that would have been payable, including amounts payable under any optional benefit Riders; and

          - under the Contracts, any additional amount that we credit to your Contract will be allocated to the Investment Options in the same ratio as the investment allocations held at the time of death and will not be subject to any future surrender or withdrawal charges. If your spouse makes any Additional Purchase Payments (and if there are any unliquidated Purchase Payments at the time of your death), however, they will be subject to future surrender or withdrawal charges as provided in your Contract.

     - If the Beneficiary is not your surviving spouse OR if the Beneficiary is your surviving spouse but chooses not to continue the Contract, the "entire interest" (as discussed below) in a Contract on the date of your death must be:

          -    paid out in full within five years of your death; or

          - applied in full towards the purchase of a life annuity on the Beneficiary, or for a similar benefit payable over a period not extending beyond the life expectancy of the Beneficiary, with payments commencing within one year of your death.

Your "entire interest" in a Contract, as issued in most states, equals the standard death benefit (or any enhanced death benefit) for the Contract on the date of your death. If an earnings enhancement benefit Rider is then in force, the "entire interest" in most states will also include any earnings enhancement death benefit amount that may then be payable. If you are the Owner of a Contract issued in certain states (such as IL or MN), but not the last surviving Annuitant, the "entire interest" equals:

     - the Surrender Value if paid out in full within five years of your death, or

     - the total value of your Contract applied in full towards the purchase of a life annuity on the Beneficiary, or for a similar benefit payable over a period not extending beyond the life expectancy of the Beneficiary, with payments commencing within one year of your death.

YOU SHOULD REVIEW YOUR CONTRACT CAREFULLY TO DETERMINE THE "ENTIRE INTEREST" THAT WILL BE DISTRIBUTED UPON AN OWNER'S DEATH.

IF YOU DIE ON OR AFTER ANNUITY PAYMENTS HAVE BEGUN. Any remaining amount that we owe must be paid out at least as rapidly as under the method of making annuity payments that is then in use.

The Code imposes very similar distribution requirements on Contracts used to fund Qualified Plans. We provide the required provisions for Qualified Plans in separate disclosures and endorsements.

DEATH BENEFITS FOLLOWING DEATH OF ANNUITANT. Our payment of the "standard" death benefit, and any enhanced death benefits, depends on the form of ownership and whether there is one Annuitant or joint Annuitants:

     - If your Contract is owned by a single natural person and has a single Annuitant, the death benefit is payable on the earlier of the Owner's death and the Annuitant's death.


     - If your Contract is owned by a single natural person and has joint Annuitants, the death benefit is payable on the earliest of the Owner's death (whether or not the Owner is also an Annuitant) and the last Annuitant's death.

     - If your Contract is owned by joint Owners and has a single Annuitant, the death benefit is payable on the earliest of the first Owner's death (whether or not the Owner is also an Annuitant) and the Annuitant's death.

     - If your Contract is owned by joint Owners and has joint Annuitants, the death benefit is payable on the earliest of the first Owner's death (whether or not the Owner is also an Annuitant) and the last Annuitant's death.

In certain states, such as IL and MN, the death benefit under the Contracts is payable only upon an Annuitant's death. YOU SHOULD REVIEW YOUR CONTRACT CAREFULLY TO DETERMINE WHEN A "STANDARD" DEATH BENEFIT IS PAYABLE.

If your Contract has joint Owners, each Owner will automatically be deemed to be the Beneficiary of the other. This means that any death benefit payable upon the death of one Owner will be paid to the other Owner. In that case, any other Beneficiary you have named would receive the death benefit only if neither joint Owner remains alive at the time the death benefit becomes payable.

STANDARD DEATH BENEFIT. The standard death benefit under the Contracts is the greater of:

     - the total value of your Contract, adjusted by any then-applicable market value adjustment; or

     - the total amount of Purchase Payments made, minus any partial withdrawals and related withdrawal charges.

ENHANCED DEATH BENEFIT RIDERS. We offered several optional death benefit Riders under the Contracts that, depending on state availability and our underwriting rules, were available to you at the time you purchased your Contract. For an extra fee, these optional death benefit Riders could enhance the standard death benefit payable under your Contract, subject to the terms and limitations contained in the Rider.

We offered an "Enhanced" Death Benefit Rider if each Owner and each Annuitant was under age 80 at the time of purchase. We also offered an "Earnings Enhancement" Death Benefit Rider to if each Owner and each Annuitant was under age 75 at the time of purchase. The "Earnings Enhancement" Death Benefit Rider was not available, however, to Contracts issued in connection with Qualified Plans.

We provide a general description of each of these Riders in Appendix C to this Prospectus.

Calculation and Payment of Death Benefit Value.

We calculate the death benefit value as of the day we receive, in proper order at the Annuities Service Center:

     -    proof of death before the Contract's date of maturity; and

     -    any required instructions as to method of settlement.

We will generally pay the death benefit in a "lump-sum" under our current administrative procedures to the Beneficiary you chose, unless

     - the death benefit is payable because of the Owner's death, the designated Beneficiary is the Owner's spouse, and he or she elects to continue the Contract in force; or

     - an optional method of settlement is in effect. If you have not elected an optional method of settlement, the Beneficiary may do so. However, if the death benefit is less than the minimum stated in your Contract (in most states, $5,000), we will pay it in a lump sum, regardless of any election. You can find more information about optional methods of settlement under "Annuity Options".

We will pay the death benefit within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances that payment of withdrawals may be postponed (see "Delay of Certain Payments" in the Statement of Additional Information). Beneficiaries who opt for a lump sum payout of their portion of the death benefit will receive the funds in a John Hancock Safe Access Account (JHSAA). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. The Beneficiary can obtain the remaining death benefit proceeds in a single sum by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account as the Beneficiary cannot make deposits. It is solely a means of distributing the death benefit, so the Beneficiary can only make withdrawals. The JHSAA is part of our general account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.

You can find more information about optional methods of settlement under "Annuity Options."

WHAT OTHER OPTIONAL BENEFITS MAY HAVE BEEN AVAILABLE WHEN I PURCHASED A
CONTRACT?

Accumulated Value Enhancement Benefit

Under this Rider, we will make a contribution to the total value of the Contract on a monthly basis if the covered person (who must be an Owner and the Annuitant):

     - is unable to perform at least 2 activities of daily living without human assistance or has a cognitive impairment; AND

     -    is receiving certain qualified services described in the Rider.

The amount of the contribution (called the "Monthly Benefit") is shown in the specifications page of the Contract. However, the Rider contains an inflation protection feature that will increase the Monthly Benefit by 5% each year after the 7th Contract Year. The specifications page of the Contract also contains a limit on how much the total value of the Contract can be increased by this benefit (the "benefit limit"). The Rider must be in effect for 7 years before any increase will occur.

You could elect this Rider only when you applied for a Contract, if it was then available in your state. Under our current administrative rules, the Monthly Benefit (without regard to the inflation protection feature) is equivalent to 1% of your initial Purchase Payment, up to a maximum Purchase Payment of $300,000. We may reduce this $300,000 limit further, however, if you own additional annuity Contracts issued by JHLICO and its affiliates that provide a similar benefit. The $300,000 limit applies only to the calculation of the Monthly Benefit under the accumulated value enhancement Rider. (See "Limits on Purchase Payments" for a general description of other Purchase Payment limits under the Contract).

You could not elect this Rider unless you have also elected the waiver of withdrawal charge Rider. There is a monthly charge for this Rider as described in the Fee Tables.

The Rider will terminate if the Contract terminates, if the covered person dies, if the benefit limit is reached, if the Owner is the covered person and the ownership of the Contract changes, or if, before annuity payments start, the total value of the Contract falls below an amount equal to 25% of your initial Purchase Payment. You may cancel the Rider by written notice at any time. The Rider charge will terminate when the Rider terminates.

If you choose to continue the Rider after the Contract's Maturity Date, charges for the Rider will be deducted from annuity payments and any Monthly Benefit for which the covered person qualifies will be added to the next annuity payment.

In certain marketing materials, this Rider may be referred to as "CARESolutions Plus." The Rider was not available in FL, ND, NY and OR.

You should carefully review the tax considerations for optional benefit Riders under "IX. Federal Tax Matters" in this Prospectus.

Guaranteed Retirement Income Benefit

(APPLICABLE ONLY TO CONTRACTS ISSUED BEFORE MAY 1, 2004 THAT MAY HAVE BEEN ISSUED WITH THE GUARANTEED RETIREMENT INCOME BENEFIT RIDER)

Under this Rider, we will guarantee the amount of annuity payments you receive, if the following conditions are satisfied:

     - The Maturity Date must be within the 30 day period following a Contract anniversary.

     - If the Annuitant was age 45 or older on the date of issue, the Contract must have been in effect for at least 10 Contract Years on the Maturity Date and the Maturity Date must be on or after the Annuitant's 60th birthday and on or before the Annuitant's 90th birthday.

     - If the Annuitant was less than age 45 on the date of issue, the Contract must have been in effect for at least 15 Contract Years on the Maturity Date and the Maturity Date must be on or before the Annuitant's 90th birthday.

If your Contract was issued with this Rider, you need not choose to receive the guaranteed income benefit that it provides. Rather, unless and until such time as you exercise your option to receive a guaranteed income benefit under this Rider, you will continue to have the option of exercising any other right or option that you would have under the Contract (including withdrawal and annuity payment options) if the Rider had not been added to it.

If you decided to add this Rider to your Contract, and if you do ultimately decide to take advantage of the guaranteed income it provides, we will automatically provide that guaranteed income in the form of fixed payments under our "Option A: life annuity with payments for guaranteed period" described below under "Annuity Options." The guaranteed period will automatically be a number of years that the Rider specifies, based on the Annuitant's age at the annuity date and whether your Contract is purchased in connection with a Qualified Plan. (These specified periods range from 5 to 10 years.) You will have no discretion to vary this form of payment, if you choose the guaranteed income benefit under this Rider.

We guarantee that the amount you can apply to this annuity payment option will be at least equal to the amount of each Purchase Payment you have paid, accumulated at the rate(s) specified in the Contract, but adjusted for any partial withdrawals you have taken. The accumulation rates differ between (a) Contract Value allocated to a Fixed Investment Option or Money Market Investment Option (currently 4%) and (b) Contract Value allocated to all other Variable Investment Options (currently 5%). Withdrawals reduce the accumulated amount in direct proportion to the percentage of Contract Value that was reduced by the withdrawal (including any withdrawal charges). After a withdrawal, the accumulation rate(s) will only be applied to the remaining accumulated amount. If your total Contract Value is higher than the amount we guarantee, we will apply the higher amount to the annuity payment option instead of the guaranteed amount.

There is a monthly charge for this Rider as described in the Fee Tables. The Rider (and the related charges) automatically terminate if your Contract is surrendered or the Annuitant dies. After you've held your Contract for 10 years, you can terminate the Rider by written request.

CAN I RETURN MY CONTRACT?

In most cases, you had the right to cancel your Contract within 10 days (or longer in some states) after you received it. To have canceled your Contract, you would have delivered or mailed it to JHLICO or to the JHLICO representative who delivered the Contract to you.


In most states, you would have received a refund equal to the total value of your Contract on the date of cancellation, adjusted by any then- applicable market value adjustments and increased by any charges for premium taxes deducted by us to that date. In some states, or if your Contract was issued as an "IRA," you would have received a refund of any Purchase Payments you would have paid, if that amount were higher. The date of cancellation would have been the date we received the Contract.

    V. General Information about Us, the Separate Account and the Portfolios

THE COMPANY

We are John Hancock Life Insurance Company, a Massachusetts stock life insurance company. We are located at 601 Congress Street, Boston, Massachusetts 02210. We also have an Annuities Service Center at 164 Corporate Drive, Portsmouth, NH 03801-6815. We are authorized to transact a life insurance and annuity business in all states and the District of Columbia.

On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock Life Insurance Company became a subsidiary of John Hancock Financial Services, Inc., a newly-formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, John Hancock's ultimate parent is now Manulife Financial Corporation.


On July 29, 2008, the Board of Directors of John Hancock Life Insurance Company (U.S.A.) ("John Hancock USA") unanimously voted to authorize the company to enter into an agreement to merge with two of its affiliates, JHLICO and John Hancock Variable Life Insurance Company ("JHVLICO"). The Merger Agreement, which has also been authorized by the Boards of Directors of JHLICO and JHVLICO, is subject to the applicable regulatory approvals for insurance regulators in Massachusetts and Michigan and in the other jurisdictions where the companies are licensed. The Merger Agreement, if approved, will become effective in 2009 or such other time as may be agreed by the parties. Pursuant to the terms of the Merger Agreement, JHLICO and JHVLICO would cease to exist, and the companies' assets and obligations would be assumed by John Hancock USA.


RATING AGENCIES, ENDORSEMENTS AND COMPARISONS. We are ranked and rated by independent financial rating services, including Moody's Investors Service, Inc., Standard & Poor's Rating Services, Fitch Ratings Ltd. and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of John Hancock Life Insurance Company and John Hancock Variable Life Insurance Company. The ratings are not intended to reflect the investment experience or financial strength of the Separate Accounts or their Sub-Accounts, or the Trust or its Portfolios. The ratings are available on our website. We may from time to time publish the ratings in advertisements, sales literature, reports to Contract Owners, etc. In addition, we may include in certain promotional literature endorsements in the form of a list of organizations, individuals or other parties which recommend the Company or the Contracts.

We may also occasionally include in advertisements comparisons of performance information for a Variable Account to:

     - other variable annuity separate accounts, mutual funds, or investment products tracked by research firms, rating services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria;

     - the Consumer Price Index, to assess the real rate of return from buying a Contract by taking inflation into consideration;

     -    various indices that are unmanaged;

     - currently taxable and tax deferred investment programs, based on selected tax brackets. Our advertisements may also include discussions of alternative investment vehicles and general economic conditions.


THE SEPARATE ACCOUNT

You do not invest directly in the Portfolios made available under the Contract. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through John Hancock Variable Annuity Account H ("Separate Account"). We hold the Portfolio's shares in a "Sub-Account" (usually with a name similar to that of the corresponding Portfolio).

The Company established John Hancock Variable Annuity Account H under Massachusetts law. The Separate Account's assets, including the Portfolios' shares, belong to JHLICO. Each Contract provides that amounts we hold in the Separate Account pursuant to the Contracts cannot be reached by any other persons who may have claims against us.

The income, gains and losses, whether or not realized, from assets of the Separate Account are credited to or charged against the Separate Account without regard to the Company's other income, gains, or losses. Nevertheless, all obligations arising under the Company's Contracts are general corporate obligations of the Company. Assets of our Separate Accounts may not be charged with liabilities arising out of any Company's business.

We reserve the right, subject to compliance with applicable law, to add other Sub-Accounts, eliminate existing Sub-Accounts, combine Sub-Accounts or transfer assets in one Sub-Account to another Sub-Account that we, or an affiliated company, may establish. We will not eliminate existing Sub-Accounts or combine Sub-Accounts without the prior approval of the appropriate state or federal regulatory authorities.

The Separate Account is registered as a unit investment trust under the 1940 Act. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Account. If we determine that it would be in the best interests of persons having voting rights under the Contracts, the Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

THE PORTFOLIOS

When you select a Variable Investment Option, we invest your money in a Sub-Account of our Separate Account and it invests in NAV shares of a corresponding Portfolio of John Hancock Trust or in shares of a corresponding Portfolio of M Fund, Inc.

THE PORTFOLIOS IN THE SEPARATE ACCOUNT ARE NOT PUBLICLY TRADED MUTUAL FUNDS. The Portfolios are only available to you as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain qualified pension retirement or college savings plans.

Investment Management

The Portfolios' investment advisers and managers (i.e., subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. THE PERFORMANCE OF ANY PUBLICLY TRADED MUTUAL FUND COULD DIFFER SUBSTANTIALLY FROM THAT OF ANY OF THE PORTFOLIOS HELD IN OUR SEPARATE ACCOUNT.

The John Hancock Trust is a so-called "series" type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") provides investment advisory services to the John Hancock Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Trust's Portfolios. JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a Subadviser for a Portfolio or the fees paid to Subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a Subadviser that is an affiliate of JHIMS LLC or the John Hancock Trust (other than by reason of serving as Subadviser to a portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses

The table in the Fee Tables section of the Prospectus shows the investment management fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio's average daily net assets for 2008, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you will earn on any Variable Investment Options you select.

The John Hancock Trust and M Fund, Inc. are each a so-called "series" type mutual fund and each is registered under the 1940 Act as an open-end management investment company.

The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolio attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. Compensation payments may be made by a Portfolio's investment adviser or its affiliates. Any such payments do not, however, result in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.

Fund-of Funds

The John Hancock Trust's Lifestyle Balanced Trust is a "fund-of-funds" that invests in other underlying mutual funds. Expenses for a fund-of-funds may be higher than that for other portfolios because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for the John Hancock Trust's Lifestyle Balanced Trust contains a description of the underlying portfolios for that Portfolio, including expenses and associated investment risks.

Portfolio Investment Objective and Strategies

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. YOU CAN OBTAIN A COPY OF A PORTFOLIO'S PROSPECTUS, WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE CENTER SHOWN ON THE FIRST PAGE OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.

                               JOHN HANCOCK TRUST

We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.

CAPITAL GUARDIAN TRUST COMPANY
   Overseas Equity Trust                Seeks long-term capital appreciation. To
                                        do this, the Portfolio invests at least
                                        80% of its net assets in equity
                                        securities of a diversified mix of large
                                        established and medium-sized foreign
                                        companies located primarily in developed
                                        countries (outside of the U.S.) and, to
                                        a lesser extent, in emerging markets.

DAVIS SELECTED ADVISERS, L.P.
   Financial Services Trust             Seeks growth of capital. To do this, the
                                        Portfolio invests at least 80% of its
                                        net assets in companies that are
                                        principally engaged in financial
                                        services.

DECLARATION MANAGEMENT & RESEARCH LLC
   Active Bond Trust (1)                Seeks income and capital appreciation.
                                        To do this, the Portfolio invests at
                                        least 80% of its net assets in a
                                        diversified mix of debt securities and
                                        instruments with maturity durations of
                                        approximately 4 to 6 years.

   Total Bond Market Trust B            Seeks to track the performance of the
                                        Barclays Capital U.S. Aggregate Bond
                                        Index (which represents the U.S.
                                        investment grade bond market). To do
                                        this, the Portfolio invests at least 80%
                                        of its net assets in securities listed
                                        in the Barclays Capital U.S. Aggregate
                                        Bond Index.

   Short-Term Bond Trust                Seeks income and capital appreciation.
                                        To do this, the Portfolio invests at
                                        least 80% of its net assets in a
                                        diversified mix of debt securities and
                                        instruments with an average credit
                                        quality rating of "A" or "AA" and a
                                        weighted average effective maturity
                                        between one and three years, and no more
                                        than 15% of the Portfolio's net assets
                                        will be invested in high yield bonds.

                               JOHN HANCOCK TRUST

We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.

DEUTSCHE INVESTMENT MANAGEMENT
   AMERICAS INC. ("DIMA")
   Real Estate Securities Trust(2)      Seeks to achieve a combination of
                                        long-term capital appreciation and
                                        current income. To do this, the
                                        Portfolio invests at least 80% of its
                                        net assets in equity securities of REITs
                                        and real estate companies.

JENNISON ASSOCIATES LLC
   Capital Appreciation Trust           Seeks long-term growth of capital. To do
                                        this, the Portfolio invests at least 65%
                                        of its total assets in equity and
                                        equity-related securities of companies
                                        that are attractively valued and have
                                        above-average growth prospects.

MFC GLOBAL INVESTMENT MANAGEMENT
   (U.S.A.) LIMITED
   500 Index Trust B                    Seeks to approximate the aggregate total
                                        return of a broad-based U.S. domestic
                                        equity market index. To do this, the
                                        Portfolio invests at least 80% of its
                                        net assets in the common stocks in the
                                        S&P 500(R) index and securities that as
                                        a group will behave in a manner similar
                                        to the index.(3)

   Lifestyle Balanced Trust (4)         Seeks a balance between a high level of
                                        current income and growth of capital,
                                        with a greater emphasis on growth of
                                        capital. The Portfolio operates as a
                                        fund-of-funds and normally invests
                                        approximately 40% of its assets in
                                        underlying Portfolios which invest
                                        primarily in fixed income securities,
                                        and approximately 60% in underlying
                                        Portfolios which invest primarily in
                                        equity securities. The subadviser may
                                        change this allocation from time to
                                        time.

   Mid Cap Index Trust                  Seeks to approximate the aggregate total
                                        return of a mid cap U.S. domestic equity
                                        market index. To do this, the Portfolio
                                        invests at least 80% of its net assets
                                        in the common stocks in the S&P MidCap
                                        400(R) index(3) and securities that as a
                                        group behave in a manner similar to the
                                        index.

   Money Market Trust B                 Seeks to obtain maximum current income
                                        consistent with preservation of
                                        principal and liquidity. To do this, the
                                        Portfolio invests in high quality, U.S.
                                        dollar denominated money market
                                        instruments.

                                        Note: The returns of a Money Market
                                        Subaccount in your Contract may become
                                        extremely low or possibly negative if
                                        the interest rates earned by the
                                        underlying Money Market Portfolio are
                                        not sufficient to offset Contract
                                        expense deductions.

   Optimized All Cap Trust              Seeks long-term growth of capital. To do
                                        this, the Portfolio invests at least 65%
                                        of its total assets in equity securities
                                        of large-, mid- and small-cap U.S.
                                        companies with strong industry position,
                                        leading market share, proven management
                                        and strong financials.

   Small Cap Index Trust                Seeks to approximate the aggregate total
                                        return of a small cap U.S. domestic
                                        equity market index. To do this, the
                                        Portfolio invests at least 80% of its
                                        net assets in the common stocks in the
                                        Russell 2000(R) Index(5) and securities
                                        that will as a group behave in a manner
                                        similar to the index.

                               JOHN HANCOCK TRUST

We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.

MFC GLOBAL INVESTMENT MANAGEMENT
   (U.S.A.) LIMITED (CONTINUED)
   Total Stock Market Index Trust       Seeks to approximate the aggregate total
                                        return of a broad-based U.S. domestic
                                        equity market index. To do this, the
                                        Portfolio invests at least 80% of its
                                        net assets in the common stocks in the
                                        Wilshire 5000(R) Total Market Index(6)
                                        and securities that as a group will
                                        behave in a manner similar to the index.

PACIFIC INVESTMENT MANAGEMENT COMPANY
   LLC
   Global Bond Trust                    Seeks maximum total return, consistent
                                        with preservation of capital and prudent
                                        investment management. To do this, the
                                        Portfolio invests at least 80% of its
                                        net assets in fixed income instruments
                                        that are economically tied to at least
                                        three countries (one of which may be the
                                        U.S.), which may be represented by
                                        futures contracts and options on such
                                        securities.

   Total Return Trust                   Seeks maximum total return, consistent
                                        with preservation of capital and prudent
                                        investment management. To do this, the
                                        Portfolio invests at least 65% of its
                                        total assets in a diversified portfolio
                                        of fixed income instruments of varying
                                        maturities, which may be represented by
                                        forwards or derivatives.

SSGA FUNDS MANAGEMENT, INC.
   International Equity Index Trust B   Seeks to track the performance of a
                                        broad-based equity index of foreign
                                        companies primarily in developed
                                        countries and, to a lesser extent, in
                                        emerging market countries. To do this,
                                        the Portfolio invests at least 80% of
                                        its assets in securities listed in the
                                        Morgan Stanley Capital International All
                                        Country World Excluding U.S. Index,(7)
                                        or American Depository Receipts or
                                        Global Depository Receipts representing
                                        such securities.

T. ROWE PRICE ASSOCIATES, INC.
   Blue Chip Growth Trust               Seeks to provide long-term growth of
                                        capital. Current income is a secondary
                                        objective. To do this, the Portfolio
                                        invests at least 80% of its net assets
                                        in the common stocks of large and
                                        medium-sized blue chip growth companies
                                        that are well established in their
                                        industries.

   Equity-Income Trust
   (successor to Classic Value Trust)   Seeks to provide substantial dividend
                                        income and also long-term growth of
                                        capital. To do this, the Portfolio
                                        invests at least 80% of its net assets
                                        in equity securities, with at least 65%
                                        in common stocks of well-established
                                        companies paying above-average
                                        dividends.

   Health Sciences Trust                Seeks long-term capital appreciation. To
                                        do this, the Portfolio invests at least
                                        80% of its net assets in common stocks
                                        of companies engaged in the research,
                                        development, production, or distribution
                                        of products or services related to
                                        health care, medicine, or the life
                                        sciences.

   Mid Value Trust
   (successor to Mid Cap Value Trust)   Seek long-term capital appreciation. To
                                        do this, the Portfolio invests at least
                                        80% of its net assets in a diversified
                                        mix of common stocks of mid-size U.S.
                                        companies that are believed to be
                                        undervalued by various measures and
                                        offer good prospects for capital
                                        appreciation.

                               JOHN HANCOCK TRUST

We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.

WELLINGTON MANAGEMENT COMPANY, LLP
   Mid Cap Stock Trust                  Seeks long-term growth of capital. To do
                                        this, the Portfolio invests at least 80%
                                        of its net assets in equity securities
                                        of medium-sized companies with
                                        significant capital appreciation
                                        potential.

   Small Cap Growth Trust
   (successor  to Emerging  Growth
   Trust and Small Cap Trust)           Seeks long-term capital appreciation. To
                                        do this, the Portfolio invests at least
                                        80% of its net assets in small-cap
                                        companies that are believed to offer
                                        above-average potential for growth in
                                        revenues and earnings.

   Small Cap Value Trust                Seeks long-term capital appreciation. To
                                        do this, the Portfolio invests at least
                                        80% of its net assets in small-cap
                                        companies that are believed to be
                                        undervalued.

   WESTERN ASSET MANAGEMENT COMPANY
      High Yield Trust(8)               Seeks to realize an above-average total
                                        return over a market cycle of three to
                                        five years, consistent with reasonable
                                        risk. To do this, the Portfolio invests
                                        at least 80% of its net assets in high
                                        yield securities, including corporate
                                        bonds, preferred stocks and U.S.
                                        Government and foreign securities.


                                  M FUND, INC.

   (We show the Portfolio's manager in bold above the name of the Portfolio)

BRANDES INVESTMENT PARTNERS, LLC
   Brandes International Equity         Seeks to provide long-term capital
      Fund(9)                           appreciation. (11)

IRIDIAN ASSET MANAGEMENT LLC
   Business Opportunity Value           Seeks to provide long-term capital
      Fund(9)                           appreciation.

FRONTIER CAPITAL MANAGEMENT COMPANY,
   LLC
   Frontier Capital Appreciation        Seeks to provide maximum capital
   Fund (9)                             appreciation.


TURNER INVESTMENT PARTNERS, INC.
   Turner Core Growth Fund (9)          Seeks to provide long-term capital
                                        appreciation.

(1) The Active Bond Trust is also subadvised by MFC Global Investment Management (U.S.), LLC.

(2) RREEF American L.L.C. provides sub-subadvisory services to DIMA in its management of the Real Estate Securities Trust.

(3) "Standard & Poor's(R)," "S&P 500(R)," and "S&P MidCap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust. As of February 28, 2009, the mid cap range for S&P 500(R) was from $224 million to $337.87 billion, and for the S&P MidCap 400(R), was $42 million to $4.6 billion.

(4) Deutsche Asset Management Americas, Inc. provides subadvisory consulting services to MFC Global Investment Management (U.S.A.) Limited in its management of the Lifestyle Trusts.

(5) "Russell 2000(R)" is a trademark of Frank Russell Company. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by the Frank Russell Company, nor does Frank Russell Company make any representation regarding the advisability of investing in the Trust. As of February 28, 2009, the market capitalizations of companies included in the Russell 2000(R) Index ranged was from $3.2 million to $3.7 billion.

(6) "Wilshire 5000(R)" is a trademark of Wilshire Associates. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by Wilshire Associates, nor does Wilshire Associates make any representation regarding the advisability of investing in the Trust. As of October 31, 2008, the market capitalizations of companies included in the Wilshire 5000(R) Total Market Index ranged from $1 million to $385 billion.

(7) "MSCI All Country World ex-USA Index(SM)" is a service mark of Morgan Stanley Capital International Inc. and its affiliates ("MSCI"). None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by MSCI, nor does MSCI make any representation regarding the advisability of investing in the Trust. As of February 28, 2009, the market capitalization range of the Index was $199 million to $176 billion.

(8) High Yield Trust is sub-subadvised by Western Asset Management Company Limited.

(9) Available only for Contracts purchased through registered representatives affiliated with the M Financial Group.

                 VI. Information About Fixed Investment Options

IN GENERAL

All of JHLICO's general assets (discussed above) support its obligations under the Fixed Investment Options (as well as all of its other obligations and liabilities). To hold the assets that support primarily the Fixed Investment Options, other than the DCA account used with our dollar cost-averaging value program, we have established a "non-unitized" separate account. With a non-unitized separate account, you have no interest in or preferential claim on any of the assets held in the account. The investments we purchase with amounts you allocated to any Fixed Investment Option belong to us; any favorable investment performance on the assets allocated to the Fixed Investment Options belongs to us. Instead, you earn interest at the guaranteed interest rate you selected, provided that you don't surrender, transfer, or withdraw your assets prior to the end of your selected Fixed Investment Option.

Because of exemptive and exclusionary provisions, interests in the Fixed Investment Options have not been registered under the Securities Act of 1933, and our non-unitized separate account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the General Account nor any of its assets are subject to the provision of these acts. We have been advised that the SEC staff has not reviewed the disclosure in this Prospectus relating to the Fixed Investment Options. Disclosure regarding the Fixed Investment Options is, however, subject to certain generally-applicable provisions of the federal securities laws relating to accuracy and completeness of statements made in prospectuses.

HOW THE FIXED INVESTMENT OPTIONS WORK

Amounts you allocate to the Fixed Investment Options earn interest at a guaranteed rate commencing with the date of allocation. At the expiration of the Fixed Investment Options, we will automatically transfer its total value to a Money Market Variable Investment Option under your Contract, unless you elect to:

     -    withdraw all or a portion of any such amount from the Contract;

     - allocate all or a portion of such amount to a new Fixed Investment Option or periods of the same or different duration as the expiring Fixed Investment Option; or

     - allocate all or a portion of such amount to one or more of the Variable Investment Options.

You must notify us of any such election, by mailing a request to us at the Annuities Service Center at least 30 days prior to the end of the expiring Fixed Investment Option. We will notify you of the end of the Fixed Investment Option at least 30 days prior to its expiration (45 days for Contracts issued in NY). The first day of the new Fixed Investment Option or other reallocation will begin the day after the end of the expiring Fixed Investment Option.

We currently make available Fixed Investment Options with durations of five years. For Contracts issued before September 30, 2002, however, we may permit you to select different durations. If you select any Fixed Investment Option with a duration that extends beyond your Contract's Maturity Date, your Maturity Date will automatically be changed to the Annuitant's 95th birthday (90th for Contracts issued in NY), or a later date, if we approve. We reserve the right to add or delete Fixed Investment Options for new allocations to or from those that are available at any time.

Guaranteed Interest Rates

Each Fixed Investment Option has its own guaranteed interest rate. We may, at our discretion, change the guaranteed rate for future Fixed Investment Options. These changes will not affect the guaranteed rates being paid on Fixed Investment Options that have already commenced. Each time you allocate or transfer money to a Fixed Investment Option, a new Fixed Investment Option, with a new interest rate, begins to run with respect to that amount. The amount allocated or transferred earns a guaranteed rate that will continue unchanged until the end of that period. We will not make available any Fixed Investment Option offering a guaranteed rate below 3%.

We make the final determination of guaranteed rates and Fixed Investment Options to be declared. We cannot predict or assure the level of any future guaranteed rates or the availability of any future Fixed Investment Options.

You may obtain information concerning the guaranteed rates applicable to the various Fixed Investment Options, and the durations of the Fixed Investment Options offered at any time by calling the Annuities Service Center.

Calculation of Market Value Adjustment ("MVA")

If you withdraw, surrender, transfer, or otherwise remove money from a Fixed Investment Option (other than the DCA rate account used with our dollar cost-averaging value program) prior to its expiration date, we will apply a market value adjustment. A market value adjustment also generally applies to:

     - death benefits pursuant to your Contract (not applicable to Contracts issued in NY);

     -    amounts you apply to an Annuity Option; and

     -    amounts paid in a single sum in lieu of an annuity.

The market value adjustment increases or decreases your remaining value in the Fixed Investment Option. If the value in that Fixed Investment Option is insufficient to pay any negative MVA, we will deduct any excess from the value in your other Investment Options pro-rata based on the value in each. If there is insufficient value in your other Investment Options, we will in no event pay out more than the Surrender Value of the Contract. Here is how the MVA works:

We compare:

     - the guaranteed rate of the Fixed Investment Option from which the assets are being taken WITH

     - the guaranteed rate we are currently offering for Fixed Investment Options of the same duration as remains on the Fixed Investment Option from which the assets are being taken.

If the first rate exceeds the second by more than 1/2% (1/4% for Contracts issued in FL and NY), the market value adjustment produces an increase in your Contract's value.

If the first rate does not exceed the second by at least 1/2% (1/4% for Contracts issued in FL and NY), the market value adjustment produces a decrease in your Contract's value.

For this purpose, we consider that the amount withdrawn from a Fixed Investment Option includes the amount of any negative MVA and is reduced by the amount of any positive MVA.

The mathematical formula and sample calculations for the market value adjustment appear in Appendix A.

Limitation on Market Value Adjustments

In no event will the market value adjustment (positive or negative) exceed the amount of any excess interest we credit on a Fixed Investment Option up to the date of computation. Excess interest means the dollar amount of interest earned to date on the amount being withdrawn in excess of what would have been earned if the effective annual interest rate had been 3%.

                          VII. The Accumulation Period

YOUR VALUE IN OUR VARIABLE INVESTMENT OPTIONS

Each Purchase Payment or transfer that you allocate to a Variable Investment Option purchases "accumulation units" of that Variable Investment Option. Similarly, each withdrawal or transfer that you take from a Variable Investment Option (as well as certain charges that may be allocated to that option) result in a cancellation of such accumulation units.

VALUATION OF ACCUMULATION UNITS

To determine the number of accumulation units that a specific transaction will purchase or cancel, we use the following formula:

                          dollar amount of transaction

                                   DIVIDED BY

                value of one accumulation unit for the applicable
                 Variable Investment Option at the time of such
                                   transaction

The value of each accumulation unit will change daily depending upon the investment performance of the Portfolio that corresponds to that Variable Investment Option and certain charges we deduct from such Investment Option. (See below under "Variable Investment Option Valuation Procedures.")

Therefore, at any time prior to the date of maturity, the total value of your Contract in a Variable Investment Option can be computed according to the following formula:

                  number of accumulation units in the Variable
                               Investment Options

                                  MULTIPLIED BY

                value of one accumulation unit for the applicable
                     Variable Investment Option at that time

VARIABLE INVESTMENT OPTION VALUATION PROCEDURES

We compute the net investment return and accumulation unit values for each Variable Investment Option as of the end of each Business Day. A Business Day is any date on which the New York Stock Exchange is open for daytime trading. Each Business Day ends at the close of daytime trading for the day on that exchange (usually 4:00 p.m. Eastern Time). On any date other than a Business Day, the accumulation unit value will be the same as the value at the close of the next following Business Day.

YOUR VALUE IN THE FIXED INVESTMENT OPTIONS

On any date, the total value of your Contract in a Fixed Investment Option equals:

     - the amount of Purchase Payments or transferred amounts allocated to the Fixed Investment Option, MINUS

     - the amount of any withdrawals or transfers paid out of the Fixed Investment Option, MINUS

     - the amount of any negative market value adjustments resulting from such withdrawals or transfers, PLUS

     - the amount of any positive market value adjustments resulting from such withdrawals and transfers, MINUS

     - the amount of any charges and fees deducted from that Fixed Investment Option, PLUS

     - interest compounded daily on any amounts in the Fixed Investment Option from time to time at the effective annual rate of interest we have declared for that Fixed Investment Option.

                            VIII. The Annuity Period

Annuity payments are made to the Annuitant, if still living. If more than one Annuitant is living at the Maturity Date, the payments are made to the younger of them.

MATURITY DATE

Your Contract specifies the Maturity Date, when payments from one of our Annuity Options are scheduled to begin. You initially choose a Maturity Date when you complete your application for a Contract. Unless we otherwise permit, the Maturity Date must be:

     - at least 6 months (12 months for Contracts issued in NY) after the date the first Purchase Payment is applied to your Contract; and

     - no later than the maximum age specified in your Contract (normally age 95; in NY it's the later of age 90 or 10 years after the date we issued your Contract).

Subject to these requirements, you may subsequently change the Maturity Date. Maturity Dates which occur when the Annuitant is at an advanced age, e.g., past age 90, may have adverse income tax consequences. Also, if you are selecting or changing your Maturity Date for a Contract issued under a Qualified Plan, special limits apply (see "IX. Federal Tax Matters"). The Annuities Service Center must receive your new selection at least 31 days prior to the new Maturity Date.

NOTICE OF MATURITY DATE. Under our current administrative procedures, we will send you one or more notices at least 30 days before your scheduled Maturity Date and request that you verify information we currently have on file. We may delay the start of annuity payments if you fail to verify this information.

CHOOSING FIXED OR VARIABLE ANNUITY PAYMENTS

During the Annuity Period, the total value of your Contract must be allocated to no more than four Investment Options. During the Annuity Period, we do not offer the Fixed Investment Options. Instead, we offer annuity payments on a fixed basis as one investment option, and annuity payments on a variable basis for EACH Variable Investment Option.

We will generally apply (1) amounts allocated to the Fixed Investment Options as of the Maturity Date to provide annuity payments on a fixed basis and (2) amounts allocated to Variable Investment Options to provide annuity payments on a variable basis. If you are using more than four Investment Options on the Maturity Date, we will divide your Contract's value among the four Investment Options with the largest values (considering all Fixed Investment Options as a single option), pro-rata based on the amount of the total value of your Contract that you have in each.

We will make a market value adjustment to any remaining Fixed Investment Option amounts on the Maturity Date, before we apply such amounts to an annuity payment option. We will also deduct any premium tax charge.

Once annuity payments commence, you may not make transfers from fixed to variable or from variable to Fixed Investment Options.

Selecting an Annuity Option

Each Contract provides, at the time of its issuance, for annuity payments to commence on the Maturity Date pursuant to Option A: "Life Annuity with Payments for a Guaranteed Period" for a 10 year period (discussed under "Annuity Options".)

Prior to the Maturity Date, you may select a different Annuity Option. However, if the total value of your Contract on the Maturity Date is not at least $5,000, Option A: "Life Annuity with Payments for a Guaranteed Period" for the 10 year period will apply, regardless of any other election that you have made. You may not change the form of Annuity Option once payments commence.


If the initial monthly payment under an Annuity Option would be less than $50, we may make a single sum payment equal to the total Surrender Value of your Contract on the date the initial payment would be payable. Such single payment would replace all other benefits.

Subject to that $50 minimum limitation, your Beneficiary may elect an Annuity Option if:

     -    you have not made an election prior to the Annuitant's death;

     - the Beneficiary is entitled to payment of a death benefit of at least $5,000 in a single sum; and

     - the Beneficiary notifies us of the election prior to the date the proceeds become payable.

Variable Monthly Annuity Payments

During the Annuity Period, the Contract Value must be allocated to no more than four Investment Options. During the Annuity Period, we offer annuity payments on a variable basis for each Variable Investment Option. If you are using more than four Investment Options on the Maturity Date, under a deferred Contract, we will divide your Contract Value (after deducting any premium tax charge that was not deducted from Purchase Payments) among the four Investment Options with the largest values, pro-rata based on the amount of the Contract Value that you have in each.

We determine the amount of the first variable monthly payment under any Variable Investment Option by using the applicable annuity purchase rate for the Annuity Option under which the payment will be made. The Contract sets forth these annuity purchase rates. In most cases they vary by the age and gender of the Annuitant or other payee.

The amount of each subsequent Variable Annuity payment under that Variable Investment Option depends upon the investment performance of that Variable Investment Option.

Here's how it works:

     - we calculate the actual net investment return of the Variable Investment Option (after deducting all charges) during the period between the dates for determining the current and immediately previous monthly payments.

     - if that actual net investment return exceeds the "assumed investment rate" (explained below), the current monthly payment will be larger than the previous one.

     - if the actual net investment return is less than the assumed investment rate, the current monthly payment will be smaller than the previous one.

Variable Investment Option Valuation Procedures

We compute the net investment return and Annuity Unit values for each Variable Investment Option as of the end of each Business Day. On any date other than a Business Day, the Annuity Unit value will be the same as the value at the close of the next following Business Day.

Assumed Investment Rate

The assumed investment rate for any variable portion of your annuity payments will be 3 1/2% per year, except as follows.

You may elect an assumed investment rate of 5% or 6%, provided such a rate is available in your state. If you elect a higher assumed investment rate, your initial Variable Annuity payment will also be higher. Eventually, however, the monthly Variable Annuity payments may be smaller than if you had elected a lower assumed investment rate.

Transfers During the Annuity Period

Some transfers are permitted during the Annuity Period, but subject to different limitations than during the Accumulation Period. Once annuity payments on a variable basis have begun, you may transfer all or part of the investment upon which those payments are based from one Sub-Account to another. You must submit your transfer request to the Annuities Service Center at least 30 DAYS BEFORE the due date of the first annuity payment to which your transfer will apply. Transfers after the Maturity Date will be made by converting the number of ANNUITY UNITs being transferred to the number of Annuity Units of the Sub-Account to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Sub-Account selected. Once annuity payments begin, no transfers may be made from payments on a fixed basis to payments on a variable basis or from payments on a variable basis to payments on a fixed basis. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

Fixed Monthly Annuity Payments

The dollar amount of each fixed monthly annuity payment is specified during the entire period of annuity payments, according to the provisions of the Annuity Option selected. To determine such dollar amounts we first, in accordance with the procedures described above, calculate the amount to be applied to the FIXED ANNUITY Option as of the Maturity Date. We then subtract any applicable premium tax charge and divide the difference by $1,000.

We then multiply the result by the greater of:

     - the applicable Fixed Annuity purchase rate shown in the appropriate table in the Contract; or

     - the rate we currently offer at the time of annuitization. (This current rate may be based on the sex of the Annuitant, unless prohibited by law.)

Annuity Options

Here are some of the Annuity Options that are available, subject to the terms and conditions described above. We reserve the right to make available optional methods of payment in addition to those Annuity Options listed here and in your Contract.

OPTION A - LIFE ANNUITY WITH PAYMENTS FOR A GUARANTEED PERIOD - We will make monthly payments for a guaranteed period of 5, 10, or 20 years, as selected by you or your Beneficiary, and after such period for as long as the payee lives. If the payee dies prior to the end of such guaranteed period, we will continue payments for the remainder of the guarantee period to a contingent payee, subject to the terms of any supplemental agreement issued.

Federal income tax requirements currently applicable to contracts used with H.R. 10 plans and individual retirement annuities provide that the period of years guaranteed under Option A cannot be any greater than the joint life expectancies of the payee and his or her designated Beneficiary.

OPTION B - LIFE ANNUITY WITHOUT FURTHER PAYMENT ON DEATH OF PAYEE - We will make monthly payments to the payee as long as he or she lives. We guarantee no minimum number of payments.

OPTION C - JOINT AND LAST SURVIVOR - We will provide payments monthly, quarterly, semiannually, or annually, for the payee's life and the life of the payee's spouse/joint payee. Upon the death of one payee, we will continue payments to the surviving payee. All payments stop at the death of the surviving payee.

OPTION D - JOINT AND 1/2 SURVIVOR; OR JOINT AND 2/3 SURVIVOR - We will provide payments monthly, quarterly, semiannually, and annually for the payee's life and the life of the payee's spouse/joint payee. Upon the death of one payee, we will continue payments (reduced to 1/2 or 2/3 the full payment amount) to the surviving payee. All payments stop at the death of the surviving payee.

OPTION E - LIFE INCOME WITH CASH REFUND - We will provide payments monthly, quarterly, semiannually, or annually for the payee's life. Upon the payee's death, we will provide a contingent payee with a lump-sum payment, if the total payments to the payee were less than the accumulated value at the time of annuitization. The lump-sum payment, if any, will be for the balance.

OPTION F - INCOME FOR A FIXED PERIOD - We will provide payments monthly, quarterly, semiannually, or annually for a pre-determined period of time to a maximum of 30 years. If the payee dies before the end of the fixed period, payments will continue to a contingent payee until the end of the period.

OPTION G - INCOME OF A SPECIFIC AMOUNT - We will provide payments for a specific amount. Payments will stop only when the amount applied and earnings have been completely paid out. If the payee dies before receiving all the payments, we will continue payments to a contingent payee until the end of the Contract.

With Options A, B, C, and D, we offer both Fixed and/or Variable Annuity payments. With Options E, F, and G, we offer only Fixed Annuity payments. Payments under Options F and G must continue for 10 years, unless your Contract has been in force for 5 years or more.

If the payee is more than 85 years old on the date of maturity, the following two options are not available without our consent:

     - Option A: "Life Annuity with Payments for a Guarantee Period" for the 5 year period and

     -    Option B: "Life Annuity without Further Payment on Death of Payee."

                             IX. Federal Tax Matters

INTRODUCTION

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE, OR LOCAL -- OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

OUR TAX STATUS

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our "policyholder reserves." We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state or local taxes.)

SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as partial withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such. You should consult a tax adviser for information on any optional benefit Riders.

If you purchased a Qualified Contract with an optional death benefit or other optional benefit Rider, the presence of these benefits may increase the amount of any required minimum distributions under the requirements of your Qualified Plan. See "Qualified Contracts (Contracts Purchased for a Qualified Plan)" below.

CHARITABLE REMAINDER TRUSTS

This federal tax discussion does not address tax consequences of a Contract used in a charitable remainder trust. The tax consequences of charitable remainder trusts may vary depending on the particular facts and circumstances of each individual case. Additionally, the tax rules governing charitable remainder trusts, or the taxation of a Contract used with a charitable remainder trust, may be subject to change by legislation, regulatory changes, judicial decrees or other means. You should consult competent legal or tax counsel regarding the tax treatment of a charitable remainder trust before purchasing a Contract for use within it.

NONQUALIFIED CONTRACTS

(Contracts Not Purchased to Fund an Individual Retirement Account or Other Qualified Plan)

Undistributed Gains

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your Contract until we actually distribute assets to you.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person.

Taxation of Annuity Payments

When we make payments under a Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of variable annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under IRS regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to tax. A simplified method of determining the taxable portion of annuity payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.

Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant's last tax return or, if there is a beneficiary entitled to receive further payments, will be distributed to the beneficiary as described more fully below under "Taxation of Death Benefit Proceeds."

Surrenders, Withdrawals and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if no extended payment option is selected for a death benefit payment.

When you take a partial withdrawal from a Contract before the Maturity Date, including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. When only the investment in the Contract remains, any subsequent withdrawal made before the Maturity Date will be a tax-free return of investment, until you have recovered your entire investment in the Contract. If you assign or pledge any part of your Contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.

For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all annuity Nonqualified contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract.

As mentioned above, amounts received in a partial withdrawal are taxable to the extent that the Contract Value exceeds the investment in the Contract. There is some uncertainty regarding the effect a Fixed Investment Option's market value adjustment might have on the amount treated as "Contract Value" for this purpose. As a result, the taxable portion of amounts received in a partial withdrawal could be greater or less depending on how the market value adjustment is treated.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to each other. A tax adviser should be consulted in those situations.

Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent such payment exceeds your investment in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

     - if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or

     - if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or

     - if distributed as a series of withdrawals over the Beneficiary's life expectancy, they are taxable to the extent the Contract Value exceeds the investment in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary's income as follows:

     - if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or

     - if distributed in accordance with the existing Annuity Option selected, they are fully excludable from income until the remaining investment in the Contract has been recovered, and all annuity payments thereafter are fully includible in income.

Penalty Tax on Premature Distributions

There is a 10% IRS penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:

     - received on or after the date on which the Contract Owner reaches age 59 1/2;

     - attributable to the Contract Owner becoming disabled (as defined in the tax law);

     - made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;

     - made as a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated individual Beneficiary;

     -    made under a single-premium immediate annuity contract; or

     - made with respect to certain annuities issued in connection with structured settlement agreements.

Note that when a series of substantially equal periodic payments (Life Expectancy Distribution) is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification will cause retroactive imposition of the penalty plus interest on it.




Puerto Rico Nonqualified Contracts

IF YOU ARE A RESIDENT OF PUERTO RICO, YOU SHOULD CONSULT A TAX ADVISER. Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan ("Nonqualified Contract") are generally treated as a non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax. The Internal Revenue Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.

Distributions under a Nonqualified Contract after annuitization are treated as part taxable income and part non-taxable return of principal. The amount excluded from gross income after annuitization under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the Annuitant's life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.

Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have "investment control" over the underlying assets.

In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the contract owner's gross income. The Internal Revenue Service ("IRS") has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets." As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner's ability to allocate funds among as many as twenty sub-accounts.

The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Values than was the case in those rulings, it is possible that you would be treated as the owner of your Contract's proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.


Exchanges of Annuity Contracts



We may issue the Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any Additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may or may not exceed your investment in the Contract. Any excess may be includable in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit.) If you exchange part of an existing contract for the Contract, and within 12 months of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, the exchange may not be treated as a tax free exchange. Rather, the exchange may be treated as if you had made a partial surrender from the existing contract and then purchased the Contract. In these circumstances, some or all of the amount exchanged into the Contract could be includable in your income and subject to a 10% penalty tax. There are various circumstances in which a partial exchange followed by receipt of a payment within 12 months of the exchange is unlikely to affect the tax free treatment of the exchange. You should consult your tax advisor in connection with an exchange of all or part of an annuity contract for the Contract, especially if you may make a withdrawal from either contract within 12 months after the exchange.


QUALIFIED CONTRACTS
(Contracts Purchased for a Qualified Plan including IRAs)

The Contracts are also available for use in connection with certain types of retirement plans which receive favorable treatment under the Code ("Qualified Plans"). Numerous special tax rules apply to the participants in Qualified Plans and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in Appendix D of this Prospectus and in the Statement of Additional Information, but make no attempt to provide more than general information about use of the Contracts with the various types of Qualified Plans in this Prospectus. We may limit the availability of the Contracts to certain types of Qualified Plans and may discontinue making Contracts available to any Qualified Plan in the future. If you intend to use a Contract in connection with a Qualified Plan you should consult a tax adviser.

We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a Qualified Plan, and contains rules to limit the amount you can contribute to all of your Qualified Plans. Trustees and administrators of Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity payments under certain Qualified Contracts, there may be no "investment in the Contract" and the total amount received may be taxable. Also, loans from Qualified Contracts intended for use under retirement plans qualified under section 403(b) of the Code, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loan must be repaid. (You should always consult your tax adviser and retirement plan fiduciary prior to exercising your loan privileges.) Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution are limited under Qualified Plans.

Under the tax rules, the Owner and the Annuitant may not be different individuals if a Contract is used in connection with a Qualified Plan. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a co-Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in ages between the Annuitant and co-Annuitant. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act, the spouse or ex-spouse of the Owner will have rights in the Contract. In such a case, the Owner may need the consent of the spouse or ex-spouse to change Annuity Options or make a withdrawal from the Contract.

Required Minimum Distributions

Treasury Regulations prescribe required minimum distribution ("RMD") rules governing the time at which distributions to the Owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a benefit provided under an optional rider may affect the amount of the required minimum distributions that must be made under the Contract. Failure to comply with minimum distribution requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. In the case of certain other Qualified Plans, such distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. Distributions made under certain Qualified Plans, including IRAs and Roth IRAs, after the Owner's death must also comply with the minimum distribution requirements, and different rules governing the timing and the manner of payments apply, depending on whether the designated Beneficiary is an individual, and, if so, the Owner's spouse, or an individual other than the Owner's spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your tax adviser.

TEMPORARY WAIVER OF RMDS FOR 2009. On December 23, 2008, the Worker, Retiree, and Employer Recovery Act of 2008 (the "Act") was signed into law. The Act provides a temporary waiver from required minimum distribution (RMD) rules in 2009 for certain tax-qualified retirement plans (including IRAs). You will need to notify us if you wish to suspend systematic withdrawals of RMD amounts under a Contract intended for use with a tax-qualified retirement plan (including an IRA).

Under the Act, no minimum distribution is required for calendar year 2009 from individual retirement plans and employer-provided "defined contribution" retirement plans. The next RMD under these types of plans would be for calendar year 2010. This relief applies to lifetime distributions to employees and IRA owners and after-death distributions to beneficiaries.

In the case of an individual who attains age 70 1/2 in 2009 (i.e., the individual's required beginning date under current law is April 1, 2010), no distribution is required for 2009 and no distribution will be required to be made by April 1, 2010.

If the five year rule applies to the payment of death benefit amounts, the Act provides that the five year period is determined without regard to calendar year 2009. For example, if an individual dies in 2007, the Act provides that the five year period ends in 2013 instead of 2012.

The Act does not change:

     - the requirement for an individual who attains age 70 1/2 in 2008 to begin RMDs, if not made during 2008, by April 1, 2009; and

     -    any RMD for calendar years after 2009.

In the case of an employer-provided plan, the Act also provides that if a plan makes a distribution in 2009 that is an "eligible rollover distribution" (but would have been an RMD if not for the Act's waiver of 2009 requirements), the plan may, but is not required to, offer an employee the ability to make a direct rollover of that amount and provide the employee with a written explanation of the requirement. If the employee elects to receive the distribution, the distribution is not subject to mandatory 20% federal income tax withholding.

Unless you notify us otherwise, we will continue to process systematic withdrawals that you have pre-authorized for an RMD amount. Please read the annuity prospectus carefully for additional information about the systematic withdrawal program(s) offered under your Contract.

You may not be required to take an RMD from a Contract in 2009. If you take a pre-authorized systematic withdrawal for a "required minimum distribution" amount in 2009, the withdrawal: (i) may be subject to income tax and, if your Rider calculates an annual guaranteed amount before age 59 1/2, a 10% IRS penalty tax; (ii) may reduce the death benefit and other optional benefits; and
(iii) may cancel your eligibility to earn a Credit under the provisions of your guaranteed minimum withdrawal benefit Rider during any Contract Year in which you receive a payment under the systematic withdrawal program.

Call or write us at the Annuities Service Center listed on the first page of this Prospectus if you wish to defer your RMD for 2009. If you would like to defer your RMD for 2009 but have already received a scheduled distribution, call our Annuities Service Center within 60 days of receipt of your distribution to discuss your options.

Please consult your tax advisor to determine how the Act affects your RMDs.

Penalty Tax on Premature Distributions

There is also a 10% IRS penalty tax on the taxable amount of any payment from certain Qualified Contracts (but not Section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual's employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an Individual Retirement Annuity or an IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:

     - received on or after the date on which the Contract Owner reaches age 59 1/2;

     - received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or

     - made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and "designated beneficiary" (as defined in the tax law).

Note that when a series of substantially equal periodic payments (Life Expectancy Distribution) is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification will cause retroactive imposition of the penalty plus interest on it.

These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Sections 401 and 403, the exception for substantially equal periodic payments applies only if the Owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs which are used for first time home purchases or for higher education expenses, or for distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your tax adviser.

When we issue a Contract in connection with a Qualified Plan, we will amend the Contract as necessary to conform to the requirements of the plan. However, your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts. We will not be bound by terms and conditions of Qualified Plans to the extent those terms and conditions contradict a Contract, unless we consent.

Rollovers and Transfers

If permitted under your plan, you may make take a distribution:

     - from a traditional IRA and make a "tax-free" rollover to another traditional IRA;

     - from a traditional IRA and make a "tax-free" rollover to a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code;

     - from any Qualified Plan (other than a Section 457 deferred compensation plan maintained by a tax-exempt organization) and make a "tax-free" rollover to a traditional IRA;

     - from a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code and make a "tax-free" rollover to any such plans.

In addition, if your spouse survives you and falls within the definition of "spouse" under the federal Defense of Marriage Act, he or she is permitted to take a distribution from your tax-qualified retirement account and make a "tax-free" rollover to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse's plan. A beneficiary who is not your surviving spouse may, if permitted by the plan, transfer to a traditional IRA the amount distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a traditional IRA. The IRA is treated as an inherited IRA of the non-spouse beneficiary.

You may also make a taxable rollover from a traditional IRA to a Roth IRA. In addition, distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code may be rolled over directly to a Roth IRA if (i) your adjusted gross income is not in excess of $100,000, and (ii) you are not a married taxpayer filing a separate return. This type of rollover is taxable. You may make a tax-free rollover to a Roth IRA from a Roth IRA or from a Roth account in a retirement plan described in Section 401(a) or Section 403(b) of the Code.

Although we allow a beneficiary of an IRA who is eligible to roll the IRA over to a Contract as a traditional or Roth IRA to do so, we do not allow such an IRA beneficiary to purchase any of our optional benefit Riders on that Contract.

In lieu of taking a distribution from your plan (including a Section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer of plan assets.

Withholding on Rollover Distributions.

Eligible rollover distributions from a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code, or a governmental deferred compensation plan described in Section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under Section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments," and (iii) if applicable, certain hardship withdrawals.

Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an applicable plan or a traditional IRA, or a Roth IRA.

If you take a distribution from a Qualified Contract, we may have to take a withdrawal from your Contract Value, withhold it from you, and remit to the IRS. The amount we may be required to withhold is up to 20% of the taxable gain in the Contract. We treat any amount we withhold as a withdrawal from your Contract, which could result in a reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read "What Other Optional Benefits May Have Been Available When I Purchased a Contract?" in "IV. Basic Information" earlier in this Prospectus for information about the impact of withdrawals on optional benefit Riders.

We do not need to withhold amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another tax-qualified retirement plan. Similarly, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us, in lieu of making a distribution to you, if you wish to purchase a Qualified Contract. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU PURCHASED A CONTRACT FOR USE WITH A TAX-QUALIFIED RETIREMENT PLAN.

Conversions and Rollovers to Roth IRAs

You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA unless:

     -    you have adjusted gross income over $100,000; or

     -    you are a married tax payer filing a separate return.

These restrictions do not apply in tax years beginning after December 31, 2009. The Roth IRA annual contribution limit does not apply to converted or rollover amounts.

You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in Section 401(a) or
Section 403(b) of the Code. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.

If you convert a Contract issued as a traditional IRA (or other type of Qualified Contract, if permitted under your plan) to a Roth IRA, or instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, you may instruct us to not withhold any of the conversion for taxes and remittance to the IRS. A direct rollover or conversion is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you do instruct us to withhold for taxes when converting an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in a reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read "What Other Optional Benefits May Have Been Available When I Purchased a Contract?" in "IV. Basic Information" earlier in this Prospectus for information about the impact of withdrawals on optional benefit Riders.

You may find it advantageous to pay the tax due from resources other than your retirement plan assets if you wish to purchase a Contract for use as a Roth IRA through a rollover from that retirement plan. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO USE THE CONTRACT IN CONNECTION WITH A ROTH IRA.

Section 403(b) Qualified Plans

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. We currently are not offering this Contract for use in a retirement plan intended to qualify as a
Section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan" or the "Plan") unless (a) we (or an affiliate of ours) previously issued annuity contracts to that retirement plan, (b) the initial purchase payment for the new Contract is sent to us directly from the Section 403(b) Qualified Plan through your employer, the Plan's administrator, the Plan's sponsor or in the form of a transfer acceptable to us, (c) we have entered into an agreement with your
Section 403(b) Qualified Plan concerning the sharing of information related to your Contract (an "Information Sharing Agreement"), and (d) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Qualified Plan that the plan qualifies under ss. 403(b) of the Code and complies with applicable Treasury regulations (a "Certificate of Compliance") (Information Sharing Agreement and Certificate of Compliance, together, the "Required Documentation").

We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Qualified Plan.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with a rollover transfer of initial Purchase Payment funds, the transfer may be treated as a taxable transaction.

Loans

A loan privilege is available only to Owners of Contracts issued in connection with Section 403(b) retirement arrangements that are not subject to Title 1 of the Employee Retirement Income Security Act of 1974 (ERISA). The rules governing the availability of loans, including the maximum Loan Amount, are prescribed in the Code, Treasury regulations, IRS rulings, and our procedures in effect at the time a loan is made. Because the rules governing loans under section 403(b) Contracts are complicated, you should consult your tax adviser before exercising the loan privilege. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply.

Federal tax law generally requires loans to be repaid within 5 years (except in cases where the loan was used to acquire the principal residence of a plan participant), with repayments made at least quarterly and in level payments over the term of the loan. Interest will be charged on your Loan Amount. Failure to make a loan repayment when due will result in adverse tax income tax consequences to you.

The amount of any Unpaid Loans will be deducted from the death benefit otherwise payable under the Contract. In addition, loans, whether or not repaid, will have a permanent effect on the Contract Value because the investment results of the Investment Accounts will apply only to the unborrowed portion of the Contract Value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable.

If you are considering making a rollover transfer from a retirement plan described in Section 403(b) of the Code to a traditional IRA or a Roth IRA, you should consult with a qualified tax advisor regarding possible tax consequences. If you have a loan outstanding under the section 403(b) plan, the transfer may subject you to income taxation on the amount of the loan balance.

Please see Appendix D or request a copy of the Statement of Additional Information from the Annuities Service Center for more detailed information regarding Section 403(b) Qualified Plans.

Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. Although we may offer variable annuity contracts in Puerto Rico in connection with Puerto Rican "tax qualified" retirement plans, the text of this Prospectus addresses federal tax law only and is inapplicable to the tax laws of Puerto Rico.

SEE YOUR OWN TAX ADVISER

The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax adviser.

                              X. Other Information

ASSIGNMENT; CHANGE OF OWNER OR BENEFICIARY

To qualify for favorable tax treatment, certain Contracts can't be sold; assigned; discounted; or pledged as collateral for a loan, as security for the performance of an obligation, or for any other purpose, unless the Owner is a trustee under section 401(a) of the Code.

Subject to these limits, while the Annuitant is alive, you may designate someone else as the Owner by written notice to the Annuities Service Center. You choose the Beneficiary in the application for the Contract. You may change the Beneficiary by written notice no later than receipt of due proof of the death of the Annuitant. Changes of Owner or Beneficiary will take effect when we receive them, whether or not you or the Annuitant is then alive. However, these changes are subject to:

     -    the rights of any assignees of record; and

     -    certain other conditions referenced in the Contract.

An assignment, pledge, or other transfer may be a taxable event. See "IX. Federal Tax Matters" above. Therefore, you should consult a competent tax adviser before taking any such action.

BENEFICIARY

The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we will treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we will effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, the Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, IRS regulations may limit designations of Beneficiaries.

SPOUSE

FEDERAL DEFINITION OF SPOUSE. Any federal tax provisions related to status as a "spouse" are governed by the federal Defense of Marriage Act ("DOMA"), which does not recognize civil unions or same-sex marriages that may be allowed under state law. Please consult with your tax advisor for information on how federal tax rules may affect Contracts where civil union or same-sex marriage partners, either singularly or jointly own the Contract, or are designated Annuitant(s), Beneficiary(ies) and/or Covered Person(s).

STATE VARIATIONS. Some states require that civil union and same-sex marriage partners receive the same contractual benefits as spouses who fall within the DOMA definition. To see a table of states with such a requirement, you may request a Statement of Additional Information from the Annuities Service Center. You should consult with a qualified financial professional for additional information on your state's regulations regarding civil unions and same-sex marriages.

PERFORMANCE INFORMATION

We may advertise total return information about investments made in the Variable Investment Options. We refer to this information as "Separate Account level" performance. In our Separate Account level advertisements, we usually calculate total return for 1, 5, and 10 year periods or since the beginning of the applicable Variable Investment Option.

Total return at the Separate Account level is the percentage change between:

     - the value of a hypothetical investment in a Variable Investment Option at the beginning of the relevant period; and

     -    the value at the end of such period.

At the Separate Account level, total return reflects adjustments for:

     -    the mortality and expense risk charges;

     -    the annual Contract fee; and

     - any withdrawal charge payable if the Owner surrenders his Contract at the end of the relevant period.

Total return at the Separate Account level does not, however, reflect any premium tax charges or any charges for optional benefit Riders. Total return at the Separate Account level will be lower than that at the Portfolio level where comparable charges are not deducted.

We may also advertise total return in a non-standard format in conjunction with the standard format described above. The non-standard format is generally the same as the standard format except that it will not reflect any Contract fee or withdrawal charge and it may be for additional durations.

We may advertise "current yield" and "effective yield" for investments in the Money Market investment option. Current Yield refers to the income earned on your investment in the Money Market investment option over a 7-day period and then annualized. In other words, the income earned in the period is assumed to be earned every 7 days over a 52-week period and stated as a percentage of the investment.

Effective yield is calculated in a similar manner but, when annualized, the income earned by your investment is assumed to be reinvested and thus compounded over the 52-week period. Effective yield will be slightly higher than current yield because of this compounding effect of reinvestment.

Current yield and effective yield reflect all the recurring charges at the Separate Account level, but will not reflect any premium tax, any withdrawal charge, or any charge for optional benefit Riders.

REPORTS

At least annually, we will send you (1) a report showing the number and value of the accumulation units in your Contract and (2) the financial statements of the Portfolios.

VOTING PRIVILEGES

At meetings of the Trust's shareholders, we will generally vote all the shares of each Portfolio that we hold in the Separate Account in accordance with instructions we receive from the Owners of Contracts that participate in the corresponding Variable Investment Option.

VARIATIONS IN CHARGES OR RATES FOR ELIGIBLE CLASSES

We may allow a reduction in or the elimination of any Contract charges, or an increase in a credited interest rate for a Fixed Investment Option. The affected Contracts would involve sales to groups or classes of individuals under special circumstances that we expect to result in a reduction in our expenses associated with the sale or maintenance of the Contracts, or that we expect to result in mortality or other risks that are different from those normally associated with the Contracts.

The entitlement to such variation in charges or rates will be determined by us based upon such factors as the following:

     -    the size of the initial Purchase Payment,

     -    the size of the group or class,

     - the total amount of Purchase Payments expected to be received from the group or class and the manner in which the Purchase Payments are remitted,

     - the nature of the group or class for which the Contracts are being purchased and the persistency expected from that group or class as well as the mortality or morbidity risks associated with that group or class;

     - the purpose for which the Contracts are being purchased and whether that purpose makes it likely that the costs and expenses will be reduced, or

     - the level of commissions paid to selling broker-dealers or certain financial institutions with respect to Contracts within the same group or class.

We will make any reduction in charges or increase in initial guarantee rates according to our rules in effect at the time an application for a Contract is approved. We reserve the right to change these rules from time to time. Any variation in charges, rates, or fees will reflect differences in costs and services, will apply uniformly to all prospective Contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any Owner.

DISTRIBUTION OF CONTRACTS

John Hancock Distributors, LLC ("JH Distributors"), a Delaware limited liability company and an affiliate of ours, is the principal underwriter and distributor of the Contract interests offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of John Hancock Trust, whose securities are used to fund certain Variable Investment Options under the Contract and under other annuity and life insurance products we offer.

JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "1934 Act") and is a member of the Financial Industry Regulatory Authority ("FINRA," formerly the National Association of Securities Dealers, Inc., or "NASD").

We offered the Contract for sale through broker-dealers that entered into selling agreements for the sale of the Contracts. Broker-dealers sold the Contract through their registered representatives who have been appointed by us to act as our insurance agents. Signator Investors, Inc. ("Signator"), a subsidiary of John Hancock Life Insurance Company, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also have offered the Contract.

JH Distributors may pay on-going compensation to broker-dealers in connection with the sale or servicing of a Contract of the Contract. In turn, the broker-dealers pay a portion of the compensation to their registered representatives, under their own arrangements. Signator compensated its registered representatives for sales of the Contracts on a commission and fee service basis. We may also reimburse Signator for direct and indirect expenses actually incurred in connection with the distribution of these Contracts.

Signator representatives may have received additional cash or non-cash incentives (including expenses for conference or seminar trips and certain gifts) in connection with the sale of Contracts issued by us. From time to time, Signator, at its expense, may also have provided significant additional amounts to broker dealers or other financial services firms which sold or arranged for the sale of the Contracts. Such compensation may have included, for example, financial assistance to financial services firms in connection with their conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contracts, and/or other events or activities sponsored by the financial services firms. As a consequence of such additional compensation, representatives and financial services firms, including but not limited to Signator and its representatives, may have been motivated to sell our Contracts instead of Contracts issued by other insurance companies.

We or our affiliates may provide compensation to broker-dealers for providing on-going service in relation to Contracts that have already been purchased. The amount and timing of compensation we or our affiliates may provide may vary, but total compensation paid to broker-dealers with respect to the Contracts is not expected to exceed the amount of compensation for distribution of the Contracts as described in this Prospectus.

STATEMENT OF ADDITIONAL INFORMATION

Our Statement of Additional Information provides additional information about the Contracts and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statement of Additional Information with the SEC on the same date as this Prospectus and incorporate them herein by reference. You may obtain a copy of the current Statement of Additional Information without charge by contacting us at the Annuities Service Center shown on the first page of this Prospectus. The SEC also maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statement of Additional Information below.

JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H
Statement of Additional Information
Table of Contents

                                                                           page of SAI
                                                                           -----------
General Information and History ........................................        1
Accumulation Unit Values ...............................................        1
Services ...............................................................        1
   Independent Registered Public Accounting Firm .......................        1
   Principal Underwriter ...............................................        1
   Special Compensation and Reimbursement Arrangements .................        1
      Sales and Asset-Based Payments ...................................        4
      Administrative and Processing Support Payments ...................        4
      Other Payments ...................................................        4

                                                                           page of SAI
                                                                           -----------
Calculation of Performance Data ........................................        6
   Money Market Variable Investment Options ............................        6
   Other Investment Options ............................................        6
      "Standardized" Total Return ......................................        6
      "Non-Standardized" Performance ...................................        6
Other Performance Information ..........................................        6
Table of State Variations ..............................................        6
Qualified Plan Types ...................................................        8
   Traditional IRAs ....................................................        8
   Roth IRAs ...........................................................        8
   Simple IRA Plans ....................................................        9
   Simplified Employee Pensions (SEP-IRAs) .............................        9
   Section 403(b) Qualified Plans or Tax-Sheltered Annuities............       11
   Restrictions Under the Texas Optional Retirement Program ............       11
   Corporate and Self-Employed ("HR 10 and "Keogh") Pension
      and Profit-Sharing Plans .........................................       11
   Deferred Compensation Plans of State and Local Governments
      and Tax-Exempt Organizations .....................................       12
Calculation of Annuity Payments ........................................       12
   Calculation of Annuity Units ........................................       13
      Annuity Unit Values ..............................................       13
   Mortality Tables ....................................................       13
Additional Information About Determining
Unit Values ............................................................       14
   Net Investment Rate .................................................       14
   Adjustment of Units and Values ......................................       14
   Hypothetical Example Illustrating the Calculation of Accumulation
   Unit Values and Annuity Unit Values .................................       14
Purchases and Redemptions of Portfolio Shares ..........................       14
The Separate Account ...................................................       14
Delay of Certain Payments ..............................................       15
Liability for Telephone Transfers ......................................       15
Voting Privileges ......................................................       15
Legal and Regulatory Matters............................................       16
Financial Statements ...................................................       17

FINANCIAL STATEMENTS

The Statement of Additional Information also contains the Company's financial statements as of the years ended 2007 and 2008, and its Separate Account's financial statements as of the year ended 2008 (the "Financial Statements"). Our Financial Statements provide information on our financial strength as of the year ended 2008, including information on our general account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company's general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.

               APPENDIX A: Details About Fixed Investment Options

INVESTMENTS THAT SUPPORT OUR FIXED INVESTMENT OPTIONS

We back our obligations under the Fixed Investment Options with John Hancock's general assets. Subject to applicable law, we have sole discretion over the investment of our general assets (including those held in our "non-unitized" separate account that primarily supports the Fixed Investment Options). We invest these amounts in compliance with applicable state insurance laws and regulations concerning the nature and quality of our general investments.

We invest the non-unitized separate account assets, according to our detailed investment policies and guidelines, in fixed income obligations, including:

     -    corporate bonds;

     -    mortgages;

     -    mortgage-backed and asset-backed securities; and

     -    government and agency issues.

We invest primarily in domestic investment-grade securities. In addition, we use derivative contracts only for hedging purposes, to reduce ordinary business risks associated with changes in interest rates, and not for speculating on future changes in the financial markets. Notwithstanding the foregoing, we are not obligated to invest according to any particular strategy.

NO FIXED INVESTMENT OPTIONS OR MARKET VALUE ADJUSTMENTS IN OR AND WA CONTRACTS

Fixed Investment Options are NOT available as Investment Options in Contracts issued in OR and WA. Owners of affected Contracts may allocate Purchase Payments and transfer Contract Value only to the Variable Investment Options. We will not apply a "market value adjustment" or "MVA" to proceeds of such Contracts. Owners of such Contracts should disregard all references to these terms in the Prospectus.

GUARANTEED INTEREST RATES

We declare the guaranteed rates from time to time as market conditions and other factors dictate. We advise you of the guaranteed rate for a selected Fixed Investment Option at the time we:

     -    receive your Purchase Payment;

     -    effectuate your transfer; or

     -    renew your Fixed Investment Option.

We have no specific formula for establishing the guaranteed rates for the Fixed Investment Options. The rates may be influenced by interest rates generally available on the types of investments acquired with amounts allocated to the Fixed Investment Option. In determining guarantee rates, we may also consider, among other factors, the duration of the Fixed Investment Option, regulatory and tax requirements, sales and administrative expenses we bear, risks we assume, our profitability objectives, and general economic trends.

COMPUTATION OF MARKET VALUE ADJUSTMENT

We determine the amount of the market value adjustment by multiplying the amount being taken from the Fixed Investment Option (before any applicable withdrawal charge) by a factor expressed by the following formula:

                               1 + g         n
                       (------------------) ---  - 1
                           1 + c + 0.005     12

where:

     -    G is the guaranteed rate in effect for the current Fixed Investment
          Option,

     - C is the current guaranteed rate in effect for new Fixed Investment Options with duration equal to the number of years remaining in the current Fixed Investment Option (rounded to the nearest whole number of years). If we are not currently offering such a Fixed Investment Option, we will declare a guarantee rate, solely for this purpose, consistent with interest rates currently available,

     - N is the number of complete months from the date of withdrawal to the end of the current Fixed Investment Option. (If less than one complete month remains, N equals one unless the withdrawal is made on the last day of the Fixed Investment Option, in which case no adjustment applies.)

For Contracts issued in FL and NY, we use the following formula instead:

                               1 + g         n
                       (------------------) --- - 1
                          1 + c + 0.0025     12

SAMPLE CALCULATION 1: POSITIVE ADJUSTMENT

Premium payment                                $10,000
Guarantee period                               5 years
Time of withdrawal or transfer                 beginning of 3rd year of
                                               guaranteed period
Amount withdrawn or transferred                $10,816
Guaranteed rate (g)                            4%
Guaranteed rate for new 3 year guarantee (c)   3%
Remaining guarantee period (n)                 36 months

Maximum positive adjustment: $10,000 x (1.04(2) - 1.03(2)) = $207

(i.e., the maximum withdrawal adjusted for market value adjustment is $11,023, or $10,816 + $207)

MARKET VALUE ADJUSTMENT:

                                 1 + 0.04       36
                  10,816 x [(----------------) --- - 1] = 157.51
                             1 + 0.03 + 0.005   12

Amount withdrawn or transferred (adjusted for market value adjustment): $10,816 + $157.51 = $10,973.51

For Contracts issued in FL and NY, assume that the Guaranteed rate (g) is 3.50%, and determine the amount withdrawn or transferred (adjusted for market value adjustment) as follows:

                                1 + 0.035        36
                  10,712 x [(-----------------) --- - 1] = $78.00
                             1 + 0.03 + 0.0025   12

In this case, the amount withdrawn or transferred (adjusted for market value adjustment) is $10,712 + $78 = $10,790

SAMPLE CALCULATION 2: NEGATIVE ADJUSTMENT

Premium payment                                $10,000
Guarantee period                               5 years
Time of withdrawal or transfer                 beginning of 3rd year of
                                               guaranteed period
Amount withdrawn or transferred                $11,025
Guaranteed rate (g)                            5%
Guaranteed rate for new 3 year guarantee (c)   5.5%
Remaining guarantee period (n)                 36 months

Maximum negative adjustment: $10,000 x (1.05(2) - 1.03(2)) = $416

(i.e., the maximum withdrawal adjusted for market value adjustment is $10,609, or $11,025 - $416)

MARKET VALUE ADJUSTMENT:

                                1 + 0.05         36
                  11,025 x [(-----------------) --- - 1] = -309.09
                             1 + 0.055 + 0.005   12

Amount withdrawn or transferred (adjusted for market value adjustment): $11,025
- $309.09 = $10,715.91

For Contracts issued in FL and NY, we would use the following equation instead:

                                1 + 0.05          36
                  11,025 x [(------------------) --- - 1] = -$232.92
                             1 + 0.055 + 0.0025   12

In this case, the amount withdrawn or transferred (adjusted for market value adjustment) is $11,025 - $232.92 = $10,792.08

SAMPLE CALCULATION 3: POSITIVE ADJUSTMENT LIMITED BY AMOUNT OF EXCESS INTEREST

Premium payment                                $10,000
Existing guarantee period                      5 years
Time of withdrawal or transfer                 beginning of 3rd year of
                                               guaranteed period
Amount withdrawn or transferred                $11,025
Guaranteed rate (g)                            5%
Guaranteed rate for new 3 year guarantee (c)   3%
Remaining guarantee period (n)                 36 months

Amount of excess interest: $10,000 x (1.05(2) - 1.03(2)) = $416

(i.e. the maximum withdrawal adjusted for market value adjustment is $11,441, or $11,025 + $416)

MARKET VALUE ADJUSTMENT:

                                1 + 0.05        36
                  11,025 x [(----------------) --- - 1] = 486.33
                             1 + 0.03 + 0.005   12

Since the market value adjustment exceeds the amount of excess interest of $416, the actual market value adjustment is $416.

Amount withdrawn or transferred (adjusted for market value adjustment): $11,025 + $416 = $11,441.

For Contracts issued in FL and NY, we would use the following equation instead:

                                1 + 0.05         36
                  11,025 x [(-----------------) --- - 1] = $570.15
                             1 + 0.03 + 0.0025   12

In this case, the market value adjustment also exceeds the amount of excess interest of $416, so the actual market value adjustment is $416.

SAMPLE CALCULATION 4: NEGATIVE ADJUSTMENT LIMITED BY AMOUNT OF EXCESS INTEREST

Premium payment                                $10,000
Guarantee period                               5 years
Time of withdrawal or transfer                 beginning of 3rd year of
                                               guaranteed period
Amount withdrawn or transferred                $10,816
Guaranteed rate (g)                            4%
Guaranteed rate for new 3 year guarantee (c)   7%
Remaining guarantee period (n)                 36 months

Amount of excess interest: $10,000 x (1.04(2) - 1.03(2)) = $207

(i.e., the minimum withdrawal adjusted for market value adjustment is $10,609, or $10,816 - $207)

MARKET VALUE ADJUSTMENT:

                                1 + 0.04        36
                  10,816 x [(----------------) --- - 1] = -1,022.42
                             1 + 0.07 + 0.005   12

Since the market value adjustment exceeds the amount of excess interest of $207, the actual market value adjustment is -$207.

Amount withdrawn or transferred (adjusted for market value adjustment): $10,816
- $207 = $10,609

For Contracts issued in FL and NY, we would use the following equation instead:

                                1 + 0.04         36
                  10,816 x [(-----------------) --- - 1] = -$953.78
                             1 + 0.07 + 0.0025   12

In this case, since the market value adjustment also exceeds the amount of excess interest of $207, the actual market value adjustment is -$207.

* All interest rates shown have been arbitrarily chosen for purposes of these examples. In most cases they will bear little or no relation to the rates we are actually guaranteeing at any time.

                    APPENDIX B: Example of Withdrawal Charge

ASSUME THE FOLLOWING FACTS:

On January 1, 2001, you make a $5,000 initial Purchase Payment and we issue you a Contract.

On January 1, 2002, you make a $1,000 Purchase Payment.

On January 1, 2003, you make a $1,000 Purchase Payment.

On January 1, 2004, the total value of your Contract is $7,500 because of favorable investment earnings.

Now assume you make a partial withdrawal of $7,000 (no tax withholding) on January 2, 2004. In this case, assuming no prior withdrawals, we would deduct a CDSL of $289.36. We withdraw a total of $7,289.36 from your Contract.

     $7,000.00 -- withdrawal request payable to you
     +  289.36 -- withdrawal charge payable to us
     ---------
     $7,289.36 -- total amount withdrawn from your Contract

HERE IS HOW WE DETERMINE THE WITHDRAWAL CHARGE:

(1) We FIRST distribute to you the $500 profit you have in your Contract ($7,500 total Contract Value less $7,000 of Purchase Payments you have paid) under the free withdrawal provision.

(2) Next we repay to you the $5,000 Purchase Payment you paid in 2001. Under the free withdrawal provision, $200 of that Purchase Payment is charge free ($7,000 total Purchase Payments paid x 10%; less the $500 free withdrawal in the same Contract Year described in paragraph 1 above). We assess a withdrawal charge on the remaining balance of $4,800 from your 2001 Purchase Payment. Because you made that Purchase Payment 3 years ago, the withdrawal charge percentage is 4%. We deduct the resulting $192 from your Contract to cover the withdrawal charge on your 2001 Purchase Payment. We pay the remainder of $4,608 to you as a part of your withdrawal request.

     $   5,000
     -     200 -- free withdrawal amount (payable to you)
     ---------
     $   4,800
     x     .04
     ---------
     $     192 -- withdrawal charge on 2001 Purchase Payment (payable to us)
     $   4,800
     -     192
     ---------
     $   4,608 -- part of withdrawal request payable to you

(3) We NEXT deem the entire amount of your 2002 PURCHASE PAYMENT to be withdrawn and we assess a withdrawal charge on that $1,000 amount. Because you made this Purchase Payment 2 years ago, the withdrawal charge percentage is 5%. We deduct the resulting $50 from your Contract to cover the withdrawal charge on your 2002 Purchase Payment. We pay the remainder of $950 to you as a part of your withdrawal request.

     $   1,000
     x     .05
     ---------
     $      50 -- withdrawal charge on 2002 Purchase Payment (payable to us)
     $   1,000
     -      50
     ---------
     $     950 -- part of withdrawal request payable to you

(4) We NEXT determine what additional amount we need to withdraw to provide you with the total $7,000 you requested, after the deduction of the withdrawal charge on that additional amount. We have already allocated $500 from profits under paragraph 1 above, $200 of additional free withdrawal amount under paragraph 2, $4,608 from your 2001 Purchase Payment under paragraph 2, and $950 from your 2003 Purchase Payment under paragraph 3. Therefore, $742 is needed to reach $7,000.

     $   7,000 -- total withdrawal amount requested
     -     500 -- profit
     -     200 -- free withdrawal amount
     -   4,608 -- payment deemed from initial Purchase Payment
     -     950 -- payment deemed from 2002 Purchase Payment
     ---------
     $     742 -- additional payment to you needed to reach $7,000

We know that the withdrawal charge percentage for this remaining amount is 6%, because you are already deemed to have withdrawn all Purchase Payments you paid prior to 2003. We use the following formula to determine how much more we need to withdraw:

Remainder due to you = Withdrawal needed - [applicable withdrawal charge percentage times withdrawal needed]

     $  742.00     =  x - [.06x]
     $  742.00     =  .94x
     $  742.00/.94 =  x
     $  789.36     =  x
     $  789.36     -- deemed withdrawn from 2003 Purchase Payment
     $  742.00     -- part of withdrawal request payable to you
     ---------
     $   47.36     -- withdrawal charge on 2003 Purchase Payment deemed
                      withdrawn (payable to us)

                      APPENDIX C: Optional Death Benefits

You may have elected a death benefit that differs from the standard death benefit by purchasing an optional death benefit Rider:

     -    only if the Rider was available in your state;

     -    only when you applied for the Contract;

     - if you elected the Enhanced Death Benefit Rider, only if each Owner and each Annuitant was under age 80 at the time you applied for the Contract; and

     - if you elected the Earnings Enhancement Death Benefit Rider, only if each Owner and each Annuitant was under age 75 at the time you applied for the Contract.

We may have waived either or both of the last two restrictions for Contracts purchased prior to the date a Rider was available in your state.

As long as an optional death benefit Rider is in effect, you will pay the monthly charge shown in the Fee Tables for that benefit. The Rider and its related charges terminate on:

     -    the Contract's Maturity Date; or

     -    upon your surrendering the Contract; or

     - a change of ownership, except where a spousal Beneficiary continues the Rider after an Owner's death (we explain Contract continuation by a spouse in the "Distributions Following Death of Owner" section).

In addition, you may terminate the Enhanced Death Benefit Rider at any time by providing written notification to us at the Annuities Service Center shown on the first page of this Prospectus. If you purchased an Earnings Enhancement Death Benefit Rider, however, you CANNOT request us to terminate the Rider and its charges.

ENHANCED DEATH BENEFIT RIDER

Under this benefit, we will pay the greatest of:

     -    the standard death benefit,

     - the amount of each Purchase Payment you have paid (but not including any extra credits), accumulated at 5% effective annual interest during the benefit's measuring period (less any partial withdrawals you have taken and not including any interest on such amounts after they are withdrawn); or

     - the highest total value of your Contract (adjusted by any market value adjustment) as of any anniversary of your Contract during the benefit's measuring period, plus any Purchase Payments you have made since that anniversary, minus any withdrawals you have taken since that anniversary.

The benefit's "measuring period" includes only those Contract anniversaries that occur (1) before we receive proof of death and (2) before the measuring life attains age 81. The benefit's "measuring life" is:

     - the Owner, if there is only one Owner under your Contract and the death benefit is payable because the Owner dies before the Maturity Date;

     - the oldest Owner, if there are joint Owners under your Contract and the death benefit is payable because either Owner dies before the Maturity Date;

     - the Annuitant, if there is only one Annuitant under your Contract and the death benefit is payable because the Annuitant dies before the Maturity Date;

     - the youngest Annuitant, if there are joint Annuitants under your Contract and the death benefit is payable because the surviving Annuitant dies during the Owner(s) lifetime(s) but before the Maturity Date.

If an Owner is also an Annuitant, we will generally consider that person to be an "Owner" instead of an "Annuitant" for purposes of determining the benefit's measuring life.

The Enhanced Death Benefit Rider that we offered in IL, MN, NY and WA differs from that described above, and the charge assessed under Contracts issued in those states with this Rider may differ from the current optional benefit Rider charge shown in the Fee Tables section of the Prospectus. Under the Rider available NY and WA, we will pay an enhanced death benefit (in lieu of the standard death benefit) that is the greater of (i) the highest total value of your Contract as of any anniversary of your Contract during the Rider's measuring period, plus any Purchase Payments you have made since that anniversary, minus any withdrawals you have taken since that anniversary or (ii) the total value of your Contract as of the date we receive proof of death. In IL and MN, the benefit is based on the life of the Annuitant.

For Contracts issued in IL, MN, NY, ND, OR and WA, the annual charge for the Enhanced Death Benefit Rider is 0.15% of your Contract's total value. We assess 1/12th of this charge monthly. For a more complete description of the terms and conditions of this benefit, you should refer directly to the Rider. We will provide you with a copy on request. This Rider (and related charges) will terminate on the Contract's date of maturity, upon your surrendering the Contract, or upon your written request that we terminate it.

FOR A MORE COMPLETE DESCRIPTION OF THE TERMS AND CONDITIONS OF THE RIDER YOU PURCHASED, YOU SHOULD REFER DIRECTLY TO YOUR CONTRACT.

You should carefully review the tax considerations for optional benefits on page 36 before selecting this optional benefit.

EARNINGS ENHANCEMENT DEATH BENEFIT RIDER

(not available for Contracts issued to Qualified Plans or for Contracts issued in IL, MN, ND, OR, NY and WA.)

Under this benefit, the death benefit may be increased by an earnings enhancement amount that will vary based on the age of the Owners and Annuitants when you purchase the benefit. In certain marketing materials, this benefit may be referred to as the "Beneficiary Tax Relief" benefit because any amounts paid under this benefit can be used to cover taxes that may be due on death benefit proceeds under your Contract. Amounts paid under this benefit, however, may also be subject to tax and may be greater than or less than the amount of taxes due on the death benefits.

The earnings enhancement amount is determined as follows:

     - if all of the Owners and the Annuitant are under age 70 on the date your benefit is issued, the earnings enhancement amount will be 40% of the difference between the standard death benefit (or enhanced death benefit, if that benefit is in effect) and your "Net Purchase Payments," up to a maximum benefit amount of 80% of your "Adjusted Net Purchase Payments" prior to the date of the decedent's death;

     - if any of the Owners or the Annuitant is age 70 or older on the date your benefit is issued, the earnings enhancement amount will be 25% of the difference between the standard death benefit (or enhanced death benefit, if that benefit is in effect) and your "Net Purchase Payments," up to a maximum benefit amount of 50% of your "Adjusted Net Purchase Payments" prior to the date of the decedent's death; but

     - if there are joint Annuitants under your Contract, we will not count the age of the older Annuitant for either of these purposes unless the older Annuitant is also an Owner.

"Net Purchase Payments," for purposes of this benefit, means Purchase Payments you paid for the Contract, less any withdrawals in excess of earnings from your Contract (including any surrender charges imposed on these withdrawals). For this purpose, we consider withdrawals to be taken first from earnings on your Contract before they are taken from your Purchase Payments. "Adjusted Net Purchase Payments" means Net Purchase Payments minus any Purchase Payments you paid in the 12 month period prior to the decedent's death (excluding the initial Purchase Payments).

FOR A MORE COMPLETE DESCRIPTION OF THE TERMS AND CONDITIONS OF THE RIDER YOU PURCHASED, YOU SHOULD REFER DIRECTLY TO YOUR CONTRACT.

Examples of Earnings Death Benefit Calculation

The following are examples of the optional earnings enhancement death benefit. We have assumed that there are earnings under the Contracts in each case. Actual investment performance may be greater or lower than the amounts shown.

EXAMPLE 1 - EARNINGS ENHANCEMENT DEATH BENEFIT WITH STANDARD DEATH BENEFIT, NO ADJUSTMENTS FOR WITHDRAWALS OR ADDITIONAL PURCHASE PAYMENTS

Assume:

     - You elect the Earnings Enhancement Death Benefit Rider (but not the Enhanced Death Benefit Rider) when you purchased your Contract,

     - At the time of purchase, you and the Annuitant are each under age 70 and you pay an initial premium of $100,000,

     - You allocate the premium to a Variable Investment Option, and make no transfers of Contract Value to other Investment Options,

     - We determine the death benefit before the Maturity Date, in the fourth year of your Contract on a day when the total value of your Contract is $180,000.

CALCULATION OF STANDARD DEATH BENEFIT

We compare the total value of your Contract ($180,000, with no market value adjustment) to the total amount of premiums you paid ($100,000, with no adjustment for withdrawals). The standard death benefit is the higher of the two, or $180,000.

CALCULATION OF EARNINGS ENHANCEMENT AMOUNT

Because you and the Annuitant were both under age 70 when the Rider was issued, the earnings enhancement amount is 40% of the difference between the standard death benefit and your "Net Premiums," up to a maximum benefit amount equal to 80% of your "Adjusted Net Premiums."

Calculation of Net Premiums and Adjusted Net Premiums - To determine "Net Premiums," we reduce the premiums you paid ($100,000) by the amount of any withdrawals in excess of earnings ($0, with no adjustment for withdrawal charges). In this example, the Net Premiums is $100,000. To determine "Adjusted Net Premiums," we reduce the Net Premiums ($100,000) by any premiums you made, other than the initial premium, during the 12 months before we calculated the death benefit ($0). In this example, the "Adjusted Net Premiums" is $100,000.

Calculation of Maximum Benefit Amount - The maximum benefit amount under the Earnings Enhancement Death Benefit Rider in this example is 80% of the Adjusted Net Premiums ($100,000), or $80,000.

The earnings enhancement amount is 40% of the difference between the standard death benefit ($180,000) and your Net Premiums ($100,000), up to the maximum benefit amount. In this example, 40% of the difference is $32,000, which is less than the maximum benefit amount ($80,000). The earnings enhancement amount is therefore $32,000.

The total death benefit in this example is the standard death benefit ($180,000) plus the earnings enhancement amount ($32,000), or $212,000.

EXAMPLE 2 - EARNINGS ENHANCEMENT DEATH BENEFIT WITH ENHANCED DEATH BENEFIT, ADJUSTED FOR WITHDRAWAL AND ADDITIONAL PREMIUM

Assume:

     - You elect the Earnings Enhancement Death Benefit Rider and the Enhanced Death Benefit Rider when you purchase your Contract;

     - At the time of purchase, you are over age 70 and you pay an initial premium of $100,000;

     - You allocate the premium to a Variable Investment Option, and make no transfers of Contract Value to other Investment Options;

     - On the seventh anniversary of your Contract, your total value in the Contract is $175,000, which is the highest value on any anniversary date;

     - On the day after the seventh anniversary of your Contract, you make a withdrawal of $80,000;

     - On the eighth anniversary of your Contract, the total value of your Contract is $110,000, and you make an Additional Purchase Payment of $10,000 at the end of the eighth year of your Contract; and

     - We determine the death benefit before the Maturity Date in the middle of the ninth year of your Contract, on a day when the total value of your Contract is $120,000.

CALCULATION OF ENHANCED DEATH BENEFIT

In this example, the enhanced death benefit is the highest of an accumulated premium "roll-up" amount, a "highest anniversary value" amount and the value of your Contract on the date the death benefit is determined.

Calculation of Premium Roll-up - We calculate the amount of each premium you have paid, accumulated at a 5% effective annual rate, minus any withdrawals. In this example, the accumulated value of your initial premium, after adjustment for the $80,000 withdrawal, is $65,319.75, and the accumulated value of your second premium is $10,246.95. The total amount of the premium "roll-up" is $75,566.70.

Calculation of Highest Anniversary Value - We determine the highest anniversary value of your Contract on any anniversary date during the Rider's measuring period ($175,000), plus any premiums since that date ($10,000), minus any withdrawals since that date ($80,000). In this example, the "highest anniversary value" is $105,000.

The total value of your Contract on the date the death benefit is determined ($120,000, with no market value adjustment) is higher than the premium roll-up amount ($75,566.70) and higher than the "highest anniversary value" amount ($105,000). The enhanced death benefit is therefore $120,000.

CALCULATION OF EARNINGS ENHANCEMENT AMOUNT

Because you were over age 70 when the Rider was issued, the earnings enhancement amount is 25% of the difference between the enhanced death benefit and your "Net Premiums," up to a maximum benefit amount equal to 50% of your "Adjusted Net Premiums."

Calculation of Net Premiums and Adjusted Net Premiums - To determine "Net Premiums," we reduce the premiums you paid by the amount of any withdrawals in excess of earnings (including withdrawal charges). In this example, you withdrew $80,000 at a time when your earnings were $75,000 and no withdrawal charges were imposed. The amount withdrawn in excess of earnings is therefore $5,000. Net Premiums is the amount of premiums paid ($110,000) less amounts withdrawn in excess of earnings ($5,000), or $105,000. To determine "Adjusted Net Premiums," we reduce the Net Premiums ($105,000) by any premiums you made during the 12 months before we calculated the death benefit ($10,000). In this example, the "Adjusted Net Premiums" is $95,000.

Calculation of Maximum Benefit Amount - The maximum benefit amount under the Earnings Enhancement Death Benefit Rider in this example is 50% of your Adjusted Net Premiums ($95,000), or $47,500.

The earnings enhancement amount is 25% of the difference between the enhanced death benefit ($120,000) and your Net Premiums ($105,000), up to the maximum benefit amount. In this example, 25% of the difference is $3,750, which is less than the maximum benefit amount ($47,500). The earnings enhancement amount is therefore $3,750.

The total death benefit in this example is the enhanced death benefit ($120,000) plus the earnings enhancement amount ($3,750), or $123,750.

YOU SHOULD CAREFULLY REVIEW THE TAX CONSIDERATIONS FOR OPTIONAL BENEFIT RIDERS ON PAGE 36 BEFORE SELECTING ANY OF THESE OPTIONAL DEATH BENEFIT RIDERS. THE DEATH BENEFITS UNDER THESE RIDERS WILL DECREASE IF YOU MAKE PARTIAL WITHDRAWALS UNDER YOUR CONTRACT. THE ENHANCED EARNINGS DEATH BENEFIT RIDER MAY NOT BE APPROPRIATE FOR YOU IF YOU EXPECT TO WITHDRAW EARNINGS.

                        APPENDIX D: Qualified Plan Types

             PLAN TYPE
             ---------
         TRADITIONAL IRAS              Section 408 of the Code permits eligible
                                       individuals to contribute to an
                                       individual retirement program known as an
                                       Individual Retirement Annuity or IRA
                                       (sometimes referred to as a traditional
                                       IRA to distinguish it from the Roth IRA
                                       discussed below). IRAs are subject to
                                       limits on the amounts that may be
                                       contributed and deducted, the persons who
                                       may be eligible and the time when
                                       distributions may commence. Also,
                                       distributions from certain other types of
                                       qualified retirement plans may be rolled
                                       over on a tax-deferred basis into an IRA.
                                       The Contract may not, however, be used in
                                       connection with an Education IRA under
                                       Section 530 of the Code. In general,
                                       unless you have made non-deductible
                                       contributions to your IRA, all amounts
                                       paid out from a traditional IRA contract
                                       (in the form of an annuity, a single sum,
                                       death benefits or partial withdrawal),
                                       are taxable to the payee as ordinary
                                       income.

             ROTH IRAS                 Section 408A of the Code permits eligible
                                       individuals to contribute to a type of
                                       IRA known as a Roth IRA. Roth IRAs are
                                       generally subject to the same rules as
                                       non-Roth IRAs, but they differ in certain
                                       significant respects. Among the
                                       differences are that contributions to a
                                       Roth IRA are not deductible and qualified
                                       distributions from a Roth IRA are
                                       excluded from income

         SIMPLE IRA PLANS              In general, under Section 408(p) of the
                                       Code a small business employer may
                                       establish a SIMPLE IRA retirement plan if
                                       the employer employed no more than 100
                                       employees earning at least $5,000 during
                                       the preceding year. Under a SIMPLE IRA
                                       plan both employees and the employer make
                                       deductible contributions. SIMPLE IRAs are
                                       subject to various requirements,
                                       including limits on the amounts that may
                                       be contributed, the persons who may be
                                       eligible, and the time when distributions
                                       may commence. The requirements for
                                       minimum distributions from a SIMPLE IRA
                                       retirement plan are generally the same as
                                       those discussed above for distributions
                                       from a traditional IRA. The rules on
                                       taxation of distributions are also
                                       similar to those that apply to a
                                       traditional IRA with a few exceptions
                                       (please see the section titled "Qualified
                                       Plan Types" in the Statement of
                                       Additional Information for that
                                       information).

SIMPLIFIED EMPLOYEE PENSIONS (SEP -    Section 408(k) of the Code allows
              IRAS)                    employers to establish simplified
                                       employee pension plans for their
                                       employees, using the employees' IRAs for
                                       such purposes, if certain criteria are
                                       met. Under these plans the employer may,
                                       within specified limits, make deductible
                                       contributions on behalf of the employees
                                       to IRAs. The requirements for minimum
                                       distributions from a SEP - IRA, and rules
                                       on taxation of distributions from a SEP -
                                       IRA, are generally the same as those
                                       discussed above for distributions from a
                                       traditional IRA.

 SECTION 403(B) QUALIFIED PLANS OR     Section 403(b) of the Code permits public
      TAX-SHELTERED ANNUITIES          school employees and employees of certain
                                       types of tax-exempt organizations to have
                                       their employers purchase annuity
                                       contracts for them and, subject to
                                       certain limitations, to exclude the
                                       Purchase Payments from gross income for
                                       tax purposes. There also are limits on
                                       the amount of incidental benefits that
                                       may be provided under a tax-sheltered
                                       annuity. These Contracts are commonly
                                       referred to as "tax-sheltered annuities."
                                       We currently are not offering this
                                       Contract for use in a Section 403(b)
                                       Qualified Plan except under limited
                                       circumstances. Please see the Statement
                                       of Additional Information for this
                                       information.

CORPORATE AND SELF-EMPLOYED PENSION    Sections 401(a) and 403(a) of the code
 AND PROFIT-SHARING PLANS (H.R. 10     permit corporate employers to establish
            AND KEOGH)                 various types of tax-deferred retirement
                                       plans for employees. The Self-Employed
                                       Individuals' Tax Retirement Act of 1962,
                                       as amended, commonly referred to as "H.R.
                                       - 10" or "Keogh," permits self-employed
                                       individuals to establish tax-favored
                                       retirement plans for themselves and their
                                       employees. Such retirement plans may
                                       permit the purchase of annuity contracts
                                       in order to provide benefits under the
                                       plans, however, there are limits on the
                                       amount of incidental benefits that may be
                                       provided under pension and profit sharing
                                       plans.

DEFERRED COMPENSATION PLANS OF STATE   Section 457 of the Code permits employees
AND LOCAL GOVERNMENTS AND TAX-EXEMPT   of state and local governments and
          ORGANIZATIONS                tax-exempt organizations to defer a
                                       portion of their compensation without
                                       paying current taxes. The employees must
                                       be participants in an eligible deferred
                                       compensation plan. A Section 457 plan
                                       must satisfy several conditions,
                                       including the requirement that it must
                                       not permit distributions prior to your
                                       separation from service (except in the
                                       case of an unforeseen emergency). When we
                                       make payments under a Section 457
                                       Contract, the payment is taxed as
                                       ordinary income.

For more detailed information about these plan types, you may request a Statement of Additional Information.

                   APPENDIX U: Accumulation Unit Value Tables

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of Accumulation Units for each Variable Investment Option during the periods shown.

We use Accumulation Units to measure the value of your investment in a particular Variable Investment Option. Each Accumulation Unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses. (See the Fee Tables section of the Prospectus for additional information on these charges).

Revolution Value

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

           ACCUMULATION UNIT VALUES- REVOLUTION VALUE VARIABLE ANNUITY

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR     YEAR
                          ENDED     ENDED      ENDED      ENDED       ENDED      ENDED      ENDED      ENDED     ENDED     ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00 12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- --------- --------
(M-FUND) BRANDES INTERNATIONAL EQUITY FUND - NAV SHARES (units first credited 11-11-2004)
Contracts with no Optional Benefits
Value at Start of Year      20.75      19.45      15.53      14.23      11.62         --         --         --        --       --
Value at End of Year        12.33      20.75      19.45      15.53      14.23         --         --         --        --       --
No. of Units                8,185     13,490      9,919      2,669      2,671         --         --         --        --       --
(M-FUND) BUSINESS OPPORTUNITY VALUE FUND - NAV SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year      15.05      14.45      12.85      12.07       9.97         --         --         --        --       --
Value at End of Year         9.73      15.05      14.45      12.85      12.07         --         --         --        --       --
No. of Units                1,759      3,839        806        806      1,142         --         --         --        --       --
(M-FUND) FRONTIER CAPITAL APPRECIATION FUND - NAV SHARES (units first credited 5-01-2001)
Contracts with no Optional Benefits
Value at Start of Year      16.21      14.67      12.76      11.23      10.40         --         --         --        --       --
Value at End of Year         9.28      16.21      14.67      12.76      11.23         --         --         --        --       --
No. of Units               10,985     17,917      6,581      2,575      2,576         --         --         --        --       --
(M-FUND) TURNER CORE GROWTH FUND - NAV SHARES (units first credited 5-01-2001)
Contracts with no Optional Benefits
Value at Start of Year       9.97       8.24       7.69       6.84       6.23         --         --         --        --       --
Value at End of Year         5.02       9.97       8.24       7.69       6.84         --         --         --        --       --
No. of Units                5,641      8,011      4,525      4,527      4,528         --         --         --        --       --
500 INDEX TRUST B - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year      22.93      22.06      19.32      18.70         --         --         --         --        --       --
Value at End of Year         7.31      22.93      22.06      19.32         --         --         --         --        --       --
No. of Units            3,832,019  5,479,803  7,014,739  8,624,812         --         --         --         --        --       --
ACTIVE BOND FUND (MERGED INTO ACTIVE BOND TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-2001)
Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --      11.57      11.00      10.39      10.00        --       --
Value at End of Year           --         --         --         --      11.97      11.57      11.00      10.39        --       --
No. of Units                   --         --         --         -- 15,086,910 17,995,519 15,189,574 15,461,461        --       --
ACTIVE BOND TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year      12.86      12.52      12.13      11.97         --         --         --         --        --       --
Value at End of Year        11.37      12.86      12.52      12.13         --         --         --         --        --       --
No. of Units            5,815,840  8,191,749 10,198,612 12,709,854         --         --         --         --        --       --
AIM V. I. CAPITAL DEVELOPMENT FUND (SHARES MERGED INTO MID CAP INDEX TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-2002)
Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --       9.93       7.45      10.00         --        --       --
Value at End of Year           --         --         --         --      11.31       9.93       7.45         --        --       --
No. of Units                   --         --         --         --    258,860    197,989     77,719         --        --       --
AIM V. I. PREMIER EQUITY FUND (SHARES MERGED INTO 500 INDEX TRUST B EFF 4-29-05) - NAV SHARES (units first credited 8-10-1999)
Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --       7.29       5.90       8.57       9.92     11.77    10.00
Value at End of Year           --         --         --         --       7.62       7.29       5.90       8.57      9.92    11.77
No. of Units                   --         --         --         --  6,022,556  7,359,637  5,612,155  7,992,587 3,240,530  232,933
BLUE CHIP GROWTH TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year       9.43       8.47       7.82       7.41         --         --         --         --        --       --
Value at End of Year         5.35       9.43       8.47       7.82         --         --         --         --        --       --
No. of Units            4,399,825  5,680,739  6,669,200  7,968,724         --         --         --         --        --       --

Revolution Value

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR     YEAR
                          ENDED     ENDED      ENDED      ENDED       ENDED      ENDED      ENDED      ENDED     ENDED     ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00 12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- --------- --------
BOND INDEX FUND (REPLACED BY BOND INDEX TRUST B EFF 4-29-05) (NOW TOTAL BOND MARKET TRUST B) - NAV SHARES (units first credited 8-10-1999)
Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --      12.57      12.28      11.31      10.63      9.63     9.65
Value at End of Year           --         --         --         --      12.91      12.57      12.28      11.31     10.63     9.63
No. of Units                   --         --         --         --  5,529,904  6,771,460  7,338,167  6,267,938   728,698   65,027
CAPITAL APPRECIATION TRUST - NAV SHARES (units first credited 4-29-2006)
Contracts with no Optional Benefits
Value at Start of Year       4.21       3.81       3.71         --         --         --         --         --        --       --
Value at End of Year         2.61       4.21       3.81         --         --         --         --         --        --       --
No. of Units            3,675,145  5,049,975  6,237,021         --         --         --         --         --        --       --
EARNINGS GROWTH FUND (REPLACED BY LARGE CAP GROWTH TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-2000)
Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --       3.65       2.96       4.43       7.11     10.00       --
Value at End of Year           --         --         --         --       3.70       3.65       2.96       4.43      7.11       --
No. of Units                   --         --         --         --  8,715,120 10,166,215 11,312,152 12,863,731 1,456,523       --
EQUITY INDEX FUND (REPLACED BY 500 INDEX TRUST B EFF 4-29-05) - NAV SHARES (units first credited 8-10-1999)
Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --      17.10      13.49      17.58      20.22     22.54    20.31
Value at End of Year           --         --         --         --      18.70      17.10      13.49      17.58     20.22    22.54
No. of Units                   --         --         --         --  4,907,216  5,444,350  5,128,737  6,127,239 1,345,069   96,446
EQUITY-INCOME TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year      16.92      16.57      14.09      13.30         --         --         --        --         --       --
Value at End of Year        10.70      16.92      16.57      14.09         --         --         --        --         --       --
No. of Units            4,309,129  5,992,081  7,464,485  8,917,483         --         --         --        --         --       --
FIDELITY VIP CONTRAFUND (SHARES MERGED INTO TOTAL STOCK MARKET INDEX TRUST EFF 4-29-05) - NAV SHARES (units first credited 8-10-1999)
Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --      10.49       8.28       9.25      10.69     11.61    10.00
Value at End of Year           --         --         --         --      11.95      10.49       8.28       9.25     10.69    11.61
No. of Units                   --         --         --         --  5,372,079  5,714,556  5,062,378  6,215,334 2,399,696  258,149
FIDELITY VIP GROWTH (SHARES MERGED INTO 500 INDEX TRUST B EFF 4-29-05) - NAV SHARES (units first credited 8-10-1999)
Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --       7.76       5.92       8.59      10.57     12.04    10.00
Value at End of Year           --         --         --         --       7.92       7.76       5.92       8.59     10.57    12.04
No. of Units                   --         --         --         --  5,403,697  6,406,445  7,024,465  8,938,569 3,596,153  277,617
FIDELITY VIP OVERSEAS (SHARES MERGED INTO INTERNATIONAL EQUITY INDEX TRUST B EFF 4-29-05) - NAV SHARES (units first credited 8-10-1999)
Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --       8.62       6.10       7.75       9.97     12.48    10.00
Value at End of Year           --         --         --         --       9.66       8.62       6.10       7.75      9.97    12.48
No. of Units                   --         --         --         --  1,442,156  1,545,599  1,607,988  2,147,090 1,171,210   54,981
FINANCIAL INDUSTRIES FUND (REPLACED BY FINANCIAL SERVICES TRUST EFF 4-29-05) - NAV SHARES (units first credited 8-10-1999)
Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --      14.43      11.60      14.58      17.90     14.25    10.00
Value at End of Year           --         --         --         --      15.49      14.43      11.60      14.58     17.90    14.25
No. of Units                   --         --         --         --  1,462,636  1,664,719  1,933,358  2,803,334   930,938   72,037
FINANCIAL SERVICES TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year      18.42      20.00      16.44      15.49         --         --         --         --        --       --
Value at End of Year        10.07      18.42      20.00      16.44         --         --         --         --        --       --
No. of Units              530,531    771,807  1,017,826  1,185,721         --         --         --         --        --       --
FUNDAMENTAL GROWTH FUND (MERGED INTO LARGE CAP GROWTH FUND EFF 11-1-04) - NAV SHARES (units first credited 8-10-1999)
Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --         --       6.79       9.86      14.74     15.39    10.00
Value at End of Year           --         --         --         --         --       8.84       6.79       9.86     14.74    15.39
No. of Units                   --         --         --         --         --  1,229,311  1,303,254  2,129,465 1,326,702   57,042

Revolution Value

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR     YEAR
                          ENDED     ENDED      ENDED      ENDED       ENDED      ENDED      ENDED      ENDED     ENDED     ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00 12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- --------- --------
FUNDAMENTAL VALUE FUND (REPLACED BY EQUITY-INCOME TRUST EFF 4-29-05) - NAV SHARES (units first credited 8-10-1999)
Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --      11.12       8.75      10.73      11.68     10.43    10.00
Value at End of Year           --         --         --         --      12.70      11.12       8.75      10.73     11.68    10.43
No. of Units                   --         --         --         --  4,945,436  3,051,746  3,246,787  3,925,873   425,196   18,040
FUNDAMENTAL VALUE FUND B (FORMERLY LARGE CAP VALUE CORE SM)(MERGED INTO FUNDAMENTAL VALUE FUND EFF 11-1-04) - NAV SHARES (units first credited 8-10-1999)
Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --         --       8.13      10.07      10.71     10.31    10.00
Value at End of Year           --         --         --         --         --      10.35       8.13      10.07     10.71    10.31
No. of Units                   --         --         --         --         --  2,646,577  2,772,478  3,617,460   629,828   23,034
GLOBAL BOND FUND (REPLACED BY GLOBAL BOND TRUST EFF 4-29-05) - NAV SHARES (units first credited 11-01-2000)
Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --      13.85      12.10      10.31      10.60     10.00       --
Value at End of Year           --         --         --         --      15.13      13.85      12.10      10.31     10.60       --
No. of Units                   --         --         --         --  1,890,998  2,143,905  1,931,853  1,000,829        --       --
GLOBAL BOND TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year      15.60      14.41      13.86      15.13         --         --         --         --        --       --
Value at End of Year        14.73      15.60      14.41      13.86         --         --         --         --        --       --
No. of Units            1,074,915  1,117,708  1,426,603  1,684,683         --         --         --         --        --       --
GROWTH & INCOME FUND (MERGED INTO GROWTH & INCOME TRUST II EFF 4-29-05) (NOW GROWTH & INCOME TRUST) - NAV SHARES (units first credited 11-01-2000)
Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --       6.95       5.66       7.36       8.82     10.00       --
Value at End of Year           --         --         --         --       7.61       6.95       5.66       7.36      8.82       --
No. of Units                   --         --         --         -- 26,255,129 29,945,731 27,785,753 32,350,307    26,057       --
GROWTH & INCOME TRUST (MERGED INTO OPTIMIZED ALL CAP TRUST EFF 4-25-08) - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year         --       9.12       8.19       7.61         --         --         --         --        --       --
Value at End of Year           --       9.37       9.12       8.19         --         --         --         --        --       --
No. of Units                   -- 14,812,691 18,518,392 22,326,201         --         --         --         --        --       --
HEALTH SCIENCES FUND (REPLACED BY HEALTH SCIENCES TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-2001)
Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --      10.00       7.69       9.73      10.00        --       --
Value at End of Year           --         --         --         --      10.98      10.00       7.69       9.73        --       --
No. of Units                   --         --         --         --  1,031,737  1,128,769    975,311    768,568        --       --
HEALTH SCIENCES TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year      15.88      13.65      12.75      10.98         --         --         --         --        --       --
Value at End of Year        11.00      15.88      13.65      12.75         --         --         --         --        --       --
No. of Units              582,274    772,294    871,942    962,918         --         --         --         --        --       --
HIGH YIELD BOND FUND (REPLACED BY HIGH YIELD TRUST EFF 4-29-05) - NAV SHARES (units first credited 8-10-1999)
Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --       9.90       8.60       9.12       9.04     10.27    10.05
Value at End of Year           --         --         --         --      10.57       9.90       8.60       9.12      9.04    10.27
No. of Units                   --         --         --         --  3,126,816  3,567,998  2,563,428  2,743,225   522,500   26,664
HIGH YIELD TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year      11.87      11.82      10.84      10.57         --         --         --         --        --       --
Value at End of Year         8.26      11.87      11.82      10.84         --         --         --         --        --       --
No. of Units            1,183,852  1,729,498  2,166,931  2,519,158         --         --         --         --        --       --
INTERNATIONAL EQUITY INDEX FUND (REPLACED BY INTO INTERNATIONAL EQUITY INDEX TRUST B EFF 4-29-05) - NAV SHARES (units first credited 5-01-2002)
Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --       9.49       6.77      10.00         --        --       --
Value at End of Year           --         --         --         --      11.27       9.49       6.77         --        --       --
No. of Units                   --         --         --         --    918,876    819,762    102,021         --        --       --

Revolution Value

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR     YEAR
                          ENDED     ENDED      ENDED      ENDED       ENDED      ENDED      ENDED      ENDED     ENDED     ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00 12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- --------- --------
INTERNATIONAL EQUITY INDEX TRUST B - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year      18.67      16.33      13.01      12.50         --         --         --         --        --       --
Value at End of Year         6.10      18.67      16.33      13.01         --         --         --         --        --       --
No. of Units            1,655,592  2,578,022  2,663,162  2,733,050         --         --         --         --        --       --
JANUS GLOBAL TECHNOLOGY (SHARES MERGED INTO TOTAL STOCK MARKET INDEX TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --      13.67      10.04         --         --        --       --
Value at End of Year           --         --         --         --      13.58      13.67         --         --        --       --
No. of Units                   --         --         --         --     98,937    121,620         --         --        --       --
JANUS WORLDWIDE GROWTH (SHARES MERGED INTO INTERNATIONAL EQUITY INDEX TRUST B EFF 4-29-05) - NAV SHARES (units first credited 11-01-2000)
Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --       6.19       5.07       6.90       9.03     10.00       --
Value at End of Year           --         --         --         --       6.39       6.19       5.07       6.90      9.03       --
No. of Units                   --         --         --         --  1,151,570  1,414,950  1,701,986  1,848,378    25,541       --
LARGE CAP GROWTH FUND (REPLACED BY BLUE CHIP GROWTH TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-2001)
Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --       7.19       5.79       8.13      10.00        --       --
Value at End of Year           --         --         --         --       7.41       7.19       5.79       8.13        --       --
No. of Units                   --         --         --         --  9,053,754  6,575,972  5,166,559  4,989,946        --       --
LARGE CAP GROWTH FUND B (FORMERLY LARGE CAP AGGRESSIVE GROWTH)(MERGED INTO LARGE CAP GROWTH FUND EFF 11-1-04) - NAV SHARES (units first credited 8-10-1999)
Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --         --       5.48       8.09       9.60     11.97    10.00
Value at End of Year           --         --         --         --         --       7.13       5.48       8.09      9.60    11.97
No. of Units                   --         --         --         --         --  2,227,164  2,381,294  3,304,891 1,086,306   76,962
LARGE CAP GROWTH TRUST (MERGED INTO CAPITAL APPRECIATION TRUST EFF 4-28-2006) - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year         --         --         --       3.70         --         --         --         --        --       --
Value at End of Year           --         --         --       3.71         --         --         --         --        --       --
No. of Units                   --         --         --  7,510,815         --         --         --         --        --       --
LARGE CAP VALUE FUND (REPLACED BY EQUITY-INCOME TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-2001)
Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --      12.08       9.75      11.38      10.00        --       --
Value at End of Year           --         --         --         --      13.72      12.08       9.75      11.38        --       --
No. of Units                   --         --         --         --  5,407,445  5,427,350  4,601,885  3,438,978        --       --
LIFESTYLE BALANCED TRUST - NAV SHARES (units first credited 11-09-2008)
Contracts with no Optional Benefits
Value at Start of Year       8.49         --         --         --         --         --         --         --        --       --
Value at End of Year         8.40         --         --         --         --         --         --         --        --       --
No. of Units           14,811,291         --         --         --         --         --         --         --        --       --
MANAGED FUND (MERGED INTO MANAGED TRUST EFF 4-29-05) - NAV SHARES (units first credited 11-01-2000)
Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --       9.41       8.00       9.34       9.73     10.00       --
Value at End of Year           --         --         --         --      10.05       9.41       8.00       9.34      9.73       --
No. of Units                   --         --         --         -- 41,346,785 47,780,389 53,880,797 61,363,128   286,432       --
MANAGED TRUST (MERGED INTO LIFESTYLE BALANCED TRUST EFF 11-7-08) - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year         --      10.82      10.19      10.05         --         --         --         --        --       --
Value at End of Year           --      10.90      10.82      10.19         --         --         --         --        --       --
No. of Units                   -- 20,953,611 26,879,301 34,467,061         --         --         --         --        --       --
MFS INVESTORS GROWTH STOCK (SHARES MERGED INTO 500 INDEX TRUST B EFF 4-29-05) - NAV SHARES (units first credited 8-10-1999)
Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --       7.46       6.14       8.58      11.45     12.36    10.00
Value at End of Year           --         --         --         --       8.05       7.46       6.14       8.58     11.45    12.36
No. of Units                   --         --         --         --  1,576,507  1,860,241  1,930,773  2,881,024 1,176,147   67,322

Revolution Value

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR     YEAR
                          ENDED     ENDED      ENDED      ENDED       ENDED      ENDED      ENDED      ENDED     ENDED     ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00 12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- --------- --------
MFS NEW DISCOVERY (SHARES MERGED INTO SMALL CAP INDEX TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-2001)
Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --      12.35       9.35      13.85      14.77     15.26    10.00
Value at End of Year           --         --         --         --      12.99      12.35       9.35      13.85     14.77    15.26
No. of Units                   --         --         --         --    886,074  1,102,351  1,203,276  1,556,670   877,857   17,011
MFS RESEARCH (SHARES MERGED INTO TOTAL STOCK MARKET INDEX TRUST EFF 4-29-05) - NAV SHARES (units first credited 8-10-1999)
Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --       7.95       6.46       8.67      11.14     11.86    10.00
Value at End of Year           --         --         --         --       9.10       7.95       6.46       8.67     11.14    11.86
No. of Units                   --         --         --         --    921,345  1,084,370  1,177,295  1,779,879   816,216   69,186
MID CAP GROWTH FUND (REPLACED BY MID CAP STOCK TRUST EFF 4-29-05) - NAV SHARES (units first credited 8-10-1999)
Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --      23.49      16.19      20.79      20.47     18.98    18.07
Value at End of Year           --         --         --         --      25.90      23.49      16.19      20.79     20.47    18.98
No. of Units                   --         --         --         --  1,165,012  1,282,126  1,134,389  1,194,003   191,414    8,624
MID CAP INDEX TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year      13.99      13.17      12.15      12.50         --         --         --         --        --       --
Value at End of Year         8.79      13.99      13.17      12.15         --         --         --         --        --       --
No. of Units              254,466    389,164    355,738    369,769         --         --         --         --        --       --
MID CAP STOCK TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year      41.30      33.84      30.14      25.90         --         --         --         --        --       --
Value at End of Year        22.94      41.30      33.84      30.14         --         --         --         --        --       --
No. of Units              551,782    762,360    878,156  1,044,958         --         --         --         --        --       --
MID CAP VALUE B FUND (MERGED INTO MID VALUE TRUST EFF 4-29-05) - NAV SHARES (units first credited 8-10-1999)
Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --      15.68      10.94      13.06      13.16     12.73    11.00
Value at End of Year           --         --         --         --      18.39      15.68      10.94      13.06     13.16    12.73
No. of Units                   --         --         --         --  1,695,866  1,204,705  1,003,313    947,569   244,652    5,452
MID CAP VALUE FUND (MERGED INTO MID CAP VALUE B FUND EFF 11-01-04) - NAV SHARES (units first credited 5-02-2003)
Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --         --      10.00         --         --        --       --
Value at End of Year           --         --         --         --         --      13.56         --         --        --       --
No. of Units                   --         --         --         --         --    267,744         --         --        --       --
MID VALUE TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year      23.01      23.18      19.50      18.39         --         --         --        --         --       --
Value at End of Year        14.85      23.01      23.18      19.50         --         --         --        --         --       --
No. of Units              673,639  1,005,541  1,253,153  1,517,032         --         --         --        --         --       --
MONEY MARKET FUND (REPLACED BY MONEY MARKET TRUST B EFF 4-29-05) - NAV SHARES (units first credited 5-01-2001)
Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --      10.12      10.15      10.12      10.00        --       --
Value at End of Year           --         --         --         --      10.10      10.12      10.15      10.12        --       --
No. of Units                   --         --         --         --  9,456,749 13,492,072 19,908,505 20,983,009        --       --
MONEY MARKET TRUST B - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year      11.00      10.62      10.27      10.10         --         --         --         --        --       --
Value at End of Year        11.09      11.00      10.62      10.27         --         --         --         --        --       --
No. of Units            7,076,794  6,141,993  6,525,846  7,253,672         --         --         --         --        --       --
OPTIMIZED ALL CAP TRUST - NAV SHARES (units first credited 4-25-2008)
Contracts with no Optional Benefits
Value at Start of Year       8.56         --         --         --         --         --         --         --        --       --
Value at End of Year         5.11         --         --         --         --         --         --         --        --       --
No. of Units           10,570,987         --         --         --         --         --         --         --        --       --

Revolution Value

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR     YEAR
                          ENDED     ENDED      ENDED      ENDED       ENDED      ENDED      ENDED      ENDED     ENDED     ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00 12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- --------- --------
OVERSEAS EQUITY B FUND (MERGED INTO OVERSEAS EQUITY TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-2001)
Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --       8.79       6.72       8.33      10.00        --       --
Value at End of Year           --         --         --         --       9.64       8.79       6.72       8.33        --       --
No. of Units                   --         --         --         --  4,258,082  2,456,312  2,426,293    569,205        --       --
OVERSEAS EQUITY C FUND (FORMERLY EMERGING MARKETS EQUITY) (MERGED INTO OVERSEAS EQUITY B FUND EFF 11-1-04) - NAV SHARES (units first credited 5-01-2001)
Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --         --       9.07       9.85      10.00        --       --
Value at End of Year           --         --         --         --         --      14.06       9.07       9.85        --       --
No. of Units                   --         --         --         --         --    560,745    420,030    234,786        --       --
OVERSEAS EQUITY FUND (MERGED INTO OVERSEAS EQUITY B FUND EFF 11-1-04) - NAV SHARES (units first credited 8-10-1999)
Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --         --       9.96      10.76      11.65     12.98    12.24
Value at End of Year           --         --         --         --         --      13.75       9.96      10.76     11.65    12.98
No. of Units                   --         --         --         --         --    791,964    669,291    656,380   158,065    4,357
OVERSEAS EQUITY TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year      14.81      13.33      11.27       9.64         --         --         --         --        --       --
Value at End of Year         8.48      14.81      13.33      11.27         --         --         --         --        --       --
No. of Units            1,925,608  2,644,405  3,217,561  3,646,588         --         --         --         --        --       --
REAL ESTATE EQUITY FUND (REPLACED BY REAL ESTATE SECURITIES TRUST EFF 4-29-05) - NAV SHARES (units first credited 11-01-2000)
Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --      15.47      11.44      11.43      10.95     10.00       --
Value at End of Year           --         --         --         --      20.85      15.47      11.44      11.43     10.95       --
No. of Units                   --         --         --         --  2,897,036  2,974,267  2,691,940  1,947,999     6,226       --
REAL ESTATE SECURITIES TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year      26.31      31.55      23.12      20.85         --         --         --         --        --       --
Value at End of Year        15.75      26.31      31.55      23.12         --         --         --         --        --       --
No. of Units              957,522  1,422,400  2,071,873  2,527,265         --         --         --         --        --       --
SHORT-TERM BOND FUND (MERGED INTO SHORT-TERM BOND TRUST EFF 4-29-05) - NAV SHARES (units first credited 8-10-1999)
Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --      15.04      14.82      14.20      13.31     12.48    12.34
Value at End of Year           --         --         --         --      15.07      15.04      14.82      14.20     13.31    12.48
No. of Units                   --         --         --         --  4,993,613  5,899,670  5,760,342  4,685,429   619,135   32,658
SHORT-TERM BOND TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year      16.01      15.70      15.20      15.07         --         --         --         --        --       --
Value at End of Year        12.82      16.01      15.70      15.20         --         --         --         --        --       --
No. of Units            1,677,093  2,513,136  3,162,936  4,072,537         --         --         --         --        --       --
SMALL CAP EMERGING GROWTH FUND (MERGED INTO SMALL CAP GROWTH TRUST EFF 4-29-05) - NAV SHARES (units first credited 11-01-2000)
Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --       8.23       5.60       7.90       8.31     10.00       --
Value at End of Year           --         --         --         --       8.90       8.23       5.60       7.90      8.31       --
No. of Units                   --         --         --         --  4,148,431  1,153,779  1,007,793  1,037,065     3,064       --
SMALL CAP GROWTH FUND (MERGED INTO SMALL CAP EMERGING GROWTH FUND EFF 11-01-04) - NAV SHARES (units first credited 8-10-1999)
Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --         --       9.81      14.19      16.44     21.19    14.27
Value at End of Year           --         --         --         --         --      12.39       9.81      14.19     16.44    21.19
No. of Units                   --         --         --         --         --  2,344,779  2,487,963  3,202,945 1,185,945   66,426
SMALL CAP GROWTH TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year      13.01      11.56      10.31      12.27         --         --         --         --        --       --
Value at End of Year         7.77      13.01      11.56      10.31         --         --         --         --        --       --
No. of Units            1,601,050  2,291,460  2,897,082  3,562,512         --         --         --         --        --       --

Revolution Value

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR     YEAR
                          ENDED     ENDED      ENDED      ENDED       ENDED      ENDED      ENDED      ENDED     ENDED     ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00 12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- --------- --------
SMALL CAP INDEX TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year      14.03      14.51      12.49      12.50         --         --         --         --        --       --
Value at End of Year         9.19      14.03      14.51      12.49         --         --         --         --        --       --
No. of Units              402,481    603,227    720,128    808,886         --         --         --         --        --       --
SMALL CAP VALUE FUND (MERGED INTO SMALL CAP VALUE TRUST EFF 4-29-05) - NAV SHARES (units first credited 8-10-1999)
Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --      20.54      15.07      16.31      13.87     10.46    10.00
Value at End of Year           --         --         --         --      25.43      20.54      15.07      16.31     13.87    10.46
No. of Units                   --         --         --         --  3,625,674  3,988,012  3,922,168  4,203,442   652,162   13,758
SMALL CAP VALUE TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year      31.01      32.34      27.44      25.43         --         --         --         --        --       --
Value at End of Year        22.64      31.01      32.34      27.44         --         --         --         --        --       --
No. of Units            1,308,208  2,009,842  2,687,994  3,197,818         --         --         --         --        --       --
TOTAL BOND MARKET TRUST B (FORMERLY BOND INDEX TRUST B) - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year      14.20      13.42      13.06      12.91         --         --         --         --        --       --
Value at End of Year        14.84      14.20      13.42      13.06         --         --         --         --        --       --
No. of Units            2,125,665  3,056,726  3,710,299  4,696,334         --         --         --         --        --       --
TOTAL RETURN BOND FUND (REPLACED BY TOTAL RETURN TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --      10.11      10.00         --         --        --       --
Value at End of Year           --         --         --         --      10.46      10.11         --         --        --       --
No. of Units                   --         --         --         --    358,863    234,362         --         --        --       --
TOTAL RETURN TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year      11.67      10.88      10.63      10.46         --         --         --         --        --       --
Value at End of Year        11.84      11.67      10.88      10.63         --         --         --         --        --       --
No. of Units              835,932    634,249    620,783    556,047         --         --         --         --        --       --
TOTAL STOCK MARKET INDEX TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year      15.07      14.51      12.74      12.50         --         --         --         --        --       --
Value at End of Year         9.35      15.07      14.51      12.74         --         --         --         --        --       --
No. of Units            2,131,691  3,121,007  3,967,213  5,038,536         --         --         --         --        --       --

                                                    Prospectus dated May 1, 2009

                              [JOHN HANCOCK LOGO]

                      Revolution Value II Variable Annuity
                           PREVIOUSLY ISSUED CONTRACTS

This Prospectus describes interests in the Revolution Value II deferred Purchase Payment Variable Annuity Contracts that were previously issued by JOHN HANCOCK LIFE INSURANCE COMPANY. These Contracts are no longer offered for sale, however, you may make Additional Purchase Payments as permitted under your Contract. In this Prospectus, we refer to John Hancock Life Insurance Company as "JHLICO," "we," "us," "our," or "the Company."

This Prospectus describes the Variable Investment Options of the Contracts to which you may allocate Additional Purchase Payments, to the extent permitted by your Contract. If you do, your Contract Value (other than value allocated to a Fixed Investment Option) and Variable Annuity payments will vary according to the investment performance of the applicable Sub-Accounts of the JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H ("Separate Account"). Each Sub-Account invests in one of the following Portfolios of John Hancock Trust that corresponds to a Variable Investment Option that we make available on the date of this Prospectus. Certain Variable Investment Options may not be available under a Contract.

JOHN HANCOCK TRUST                                     JOHN HANCOCK TRUST              JOHN HANCOCK TRUST
500 Index Trust B                                      Mid Cap Index Trust             Total Bond Market Trust B
Active Bond Trust                                      Mid Cap Stock Trust             Total Return Trust
Blue Chip Growth Trust                                 Mid Value Trust                 Total Stock Market Index Trust
Capital Appreciation Trust                             Money Market Trust B            M FUND, INC.
Equity-Income Trust                                    Optimized All Cap Trust         Brandes International Equity Fund(1)
Financial Services Trust                               Overseas Equity Trust           Business Opportunity Value Fund(1)
Global Bond Trust                                      Real Estate Securities Trust    Frontier Capital Appreciation Fund(1)
Health Sciences Trust                                  Short-Term Bond Trust           Turner Core Growth Fund(1)
High Yield Trust                                       Small Cap Growth Trust
International Equity Index Trust B                     Small Cap Value Trust
Lifestyle Balanced Trust (formerly, "Managed Trust")

(1) Available only for Contracts purchased through registered representatives affiliated with the M Financial Group.

CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE SEPARATE ACCOUNT AND THE VARIABLE PORTION OF THE CONTRACT THAT YOU SHOULD KNOW BEFORE INVESTING. THE CONTRACTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

         ANNUITIES SERVICE CENTER                MAILING ADDRESS
           164 Corporate Drive                 Post Office Box 9505
        Portsmouth, NH 03801-6815           Portsmouth, NH 03802-9505
            (800) 824-0335                     www.jhannuities.com

                                Table of Contents

I. GLOSSARY OF SPECIAL TERMS........................................................................      1
II. OVERVIEW........................................................................................      3
III. FEE TABLES.....................................................................................      5
  EXAMPLES..........................................................................................      6
IV. BASIC INFORMATION...............................................................................      9
  WHAT IS THE CONTRACT?.............................................................................      9
  WHO OWNS THE CONTRACT?............................................................................      9
  IS THE OWNER ALSO THE ANNUITANT?..................................................................      9
  HOW CAN I INVEST MONEY IN A CONTRACT?.............................................................      9
    Purchase Payments...............................................................................      9
    Initial Purchase Payment........................................................................      9
    Issue Date and Contract Year....................................................................      9
    Limits on Purchase Payments.....................................................................     10
    Ways to Make Additional Purchase Payments.......................................................     10
    Additional Purchase Payments by Wire............................................................     10
  HOW WILL THE VALUE OF MY INVESTMENT IN THE CONTRACT CHANGE OVER TIME? ............................     10
    Variable Investment Options.....................................................................     10
    Fixed Investment Options........................................................................     11
  WHAT ANNUITY BENEFITS DOES THE CONTRACT PROVIDE?..................................................     11
  TO WHAT EXTENT CAN JHLICO VARY THE TERMS AND CONDITIONS OF THE CONTRACTS? ........................     11
    State Law Insurance Requirements................................................................     11
    Variations in Charges or Rates..................................................................     11
  WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?...............................................     11
  HOW CAN I CHANGE MY CONTRACT'S INVESTMENT OPTIONS?................................................     12
    Allocation of Purchase Payments.................................................................     12
    Transfers Among Investment Options..............................................................     12
    Procedure for Transferring Your Assets..........................................................     13
    Telephone and Facsimile Transactions............................................................     13
    Electronic Information..........................................................................     14
    Dollar Cost Averaging Programs..................................................................     14
    Strategic Rebalancing Program...................................................................     15
    Interest Sweep Program..........................................................................     15
  WHAT FEES AND CHARGES WILL BE DEDUCTED FROM MY CONTRACT? .........................................     15
    Asset-Based Charges.............................................................................     15
    Annual Contract Fee.............................................................................     15
    Premium Taxes...................................................................................     16
    Withdrawal Charge...............................................................................     16
    Other Charges...................................................................................     18
  HOW CAN I WITHDRAW MONEY FROM MY CONTRACT?........................................................     18
    Surrenders and Partial Withdrawals..............................................................     18
    Signature Guarantee Requirements for Surrenders and Partial Withdrawals ........................     19
    Systematic Withdrawal Plan......................................................................     19
    Interest Sweep Program..........................................................................     19
    Telephone Withdrawals...........................................................................     19
  WHAT HAPPENS IF THE OWNER OR THE ANNUITANT DIES BEFORE MY CONTRACT'S DATE OF MATURITY? ...........     19
    Death Benefits - In General.....................................................................     19
    Distribution Requirements Following Death of Owner..............................................     19
    Death Benefits Following Death of Annuitant.....................................................     20
    Standard Death Benefit..........................................................................     20
    Enhanced Death Benefit Riders...................................................................     20
  WHAT OTHER OPTIONAL BENEFITS MAY HAVE BEEN AVAILABLE WHEN I PURCHASED A CONTRACT? ................     21
    Accumulated Value Enhancement Benefit...........................................................     21
    Guaranteed Retirement Income Benefit............................................................     22
  CAN I RETURN MY CONTRACT?.........................................................................     22
V. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNT AND THE PORTFOLIOS ...........................     23
  THE COMPANY.......................................................................................     23
  THE SEPARATE ACCOUNT..............................................................................     23
  THE PORTFOLIOS....................................................................................     24
VI. INFORMATION ABOUT FIXED INVESTMENT OPTIONS......................................................     29
VII. THE ACCUMULATION PERIOD........................................................................     30
  YOUR VALUE IN OUR VARIABLE INVESTMENT OPTIONS.....................................................     30
    Valuation of Accumulation Units.................................................................     30
  YOUR VALUE IN THE FIXED INVESTMENT OPTIONS........................................................     30
VIII. THE ANNUITY PERIOD............................................................................     31
  MATURITY DATE.....................................................................................     31
    Choosing Fixed or Variable Annuity Payments.....................................................     31
  SELECTING AN ANNUITY OPTION.......................................................................     31
    Variable Monthly Annuity Payments...............................................................     32
  VARIABLE INVESTMENT OPTION VALUATION PROCEDURES.............................................. ....     32
  ASSUMED INVESTMENT RATE...........................................................................     32
  TRANSFERS DURING THE ANNUITY PERIOD...............................................................     32
  FIXED MONTHLY ANNUITY PAYMENTS....................................................................     32
  ANNUITY OPTIONS...................................................................................     33
IX. FEDERAL TAX MATTERS.............................................................................     34
  INTRODUCTION......................................................................................     34
  OUR TAX STATUS....................................................................................     34
  SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS......................................................     34
  NONQUALIFIED CONTRACTS............................................................................     34
  QUALIFIED CONTRACTS...............................................................................     37
  SEE YOUR OWN TAX ADVISER..........................................................................     41
X. OTHER INFORMATION................................................................................     42
  ASSIGNMENT; CHANGE OF OWNER OR BENEFICIARY........................................................     42
  PERFORMANCE INFORMATION...........................................................................     42
  REPORTS...........................................................................................     43
  VOTING PRIVILEGES.................................................................................     43
  VARIATIONS IN CHARGES OR RATES FOR ELIGIBLE CLASSES...............................................     43
  DISTRIBUTION OF CONTRACTS.........................................................................     43
APPENDIX A: EXAMPLES OF WITHDRAWAL CHARGE CALCULATION...............................................    A-1
APPENDIX B: OPTIONAL ENHANCED DEATH BENEFITS........................................................    B-1
APPENDIX C: QUALIFIED PLAN TYPES....................................................................    C-1
APPENDIX U: ACCUMULATION UNIT VALUE TABLES..........................................................    U-1

                          I. Glossary of Special Terms

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

1940 ACT: The Investment Company Act of 1940, as amended.

ACCUMULATION PERIOD: The period between the issue date of the Contract and its Maturity Date.

ADDITIONAL PURCHASE PAYMENT: Any Purchase Payment made after the initial Purchase Payment.

ANNUITANT: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an "Annuitant," the second person named is referred to as "co-Annuitant." The "Annuitant" and "co-Annuitant" are referred to collectively as "Annuitant." The "Annuitant" is as designated on the Contract specification page or in the application.

ANNUITIES SERVICE CENTER: The mailing address of our service office is listed on the first page of this Prospectus. You can send overnight mail to us at 164 Corporate Drive, Portsmouth, New Hampshire 03801-6815.

ANNUITY OPTION: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

ANNUITY PERIOD: The period when we make annuity payments to you following the Maturity Date.

ANNUITY UNIT: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

BENEFICIARY: The person, persons or entity entitled to the death benefit under the Contract. The Beneficiary is as specified in the application, unless changed.

BUSINESS DAY: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading on the New York Stock Exchange, which generally is 4:00 pm Eastern Time.

CODE: The Internal Revenue Code of 1986, as amended.

COMPANY:  John Hancock Life Insurance Company.

CONTRACT: The Variable Annuity Contract described by this Prospectus.

CONTRACT VALUE: The total of the Investment Account values attributable to the Contract.

CONTRACT YEAR: The period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.

FIXED ANNUITY: An Annuity Option with payments for a set dollar amount that we guarantee.

FIXED INVESTMENT OPTION: An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.

GENERAL ACCOUNT: All of the Company's assets other than assets in its Separate Account or any other Separate Account it may maintain.

INVESTMENT ACCOUNT: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.

INVESTMENT OPTIONS: The investment choices available to Contract Owners. We refer to the Variable Investment Options and the Fixed Investment Option together as Investment Options.

JHLICO: John Hancock Life Insurance Company.

MATURITY DATE: The date on which we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed.

NONQUALIFIED CONTRACT: A Contract which is not issued under a Qualified Plan.

OWNER OR CONTRACT OWNER ("YOU"): The person, persons (co-Owner) or entity entitled to all of the Ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of "you." The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed.

PORTFOLIO: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

PROSPECTUS: This Prospectus that describes interests in the Contract.

PURCHASE PAYMENT: An amount you pay to us for the benefits provided by the Contract.

QUALIFIED CONTRACT: A Contract issued under a Qualified Plan.

QUALIFIED PLAN: A retirement plan that receives favorable tax treatment under
Section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

RIDER: An optional benefit that you may have elected for an additional charge.

SEPARATE ACCOUNT: John Hancock Variable Annuity Account H. A separate account is a segregated asset account of a company that is not commingled with the general assets and obligations of the company.

SUB-ACCOUNT: A Sub-Account of the Separate Account. Each Sub-Account invests in shares of a specific Portfolio.

SURRENDER VALUE: The total value of a Contract, minus the annual Contract fee, any applicable premium tax, and any applicable Rider charges, and any withdrawal charges (if applicable). We will determine the amount surrendered or withdrawn as of the date we receive your request in proper form at the Annuities Service Center.

UNPAID LOAN: The unpaid amount (including any accrued interest) of loans a Qualified Contract Owner may have taken from us, using certain Contract Value as collateral.

VARIABLE ANNUITY: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified Sub-Accounts.

VARIABLE INVESTMENT OPTION: An Investment Option corresponding to a Sub-Account of the Separate Account that invests in shares of a specific Portfolio.

WITHDRAWAL AMOUNT: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.

                                  II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices, your Contract and the Statement of Additional Information for more detailed information.

Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, some terms and conditions of your Contract may vary from the terms and conditions described in this Prospectus, depending upon where you purchase a Contract. These variations will be reflected in your Contract or in a Rider attached to your Contract. We disclose all material features and benefits of the Contracts in this Prospectus.

The Contracts described in this Prospectus are no longer offered for sale, however, you may make Additional Purchase Payments as permitted under your Contract. This Prospectus contains information that you should know before you buy a Contract or exercise any of your rights under the Contract.

Prospectuses for Contracts often undergo certain changes in their terms from year to year to reflect changes in the Contracts. The changes include such things as the liberalization of benefits, the exercise of rights reserved under a Contract, the alteration of administrative procedures and changes in the Investment Options available. Any such change may or may not apply to Contracts issued prior to the effective date of the change. This product Prospectus reflects the status of the product as of the date of this Prospectus. Therefore, this Prospectus may contain information that is inapplicable to your Contract. You should consult your Contract to verify whether any particular provision applies to you and whether you may elect any particular Investment Option.

The Variable Investment Options shown on the first page of this Prospectus are those available as of the date of this Prospectus. We may add, modify or delete Variable Investment Options in the future.

When you select one or more of these Variable Investment Options, we invest your money in NAV shares of a corresponding Portfolio of the John Hancock Trust or in a corresponding Portfolio of M Fund, Inc (we refer to the John Hancock Trust and M Fund, Inc. as the "Series Portfolios.") The Series Portfolios are so-called "series" type mutual funds registered with the SEC. The investment results of each Variable Investment Option you select will depend on those of the corresponding Portfolio of the applicable Series Portfolio. Each of the Portfolios is separately managed and has its own investment objective and strategies. The applicable Series Portfolio's prospectus contains detailed information about its Portfolios. Be sure to read that Series Portfolio's prospectus before selecting any of its corresponding Variable Investment Options.

For amounts you don't wish to invest in a Variable Investment Option, you may be able to invest these amounts in a currently offered Fixed Investment Option if permitted by your Contract. The amount you've invested in a Fixed Investment Option will earn interest (calculated on a compounded basis) at the initial rates we set at the time of that investment. From time to time, we declare new rates, which will never be less than the guaranteed minimum rate described in your Contract. In most states, the guaranteed minimum interest rate is 2%, and increases to 3% once a Purchase Payment is older than 10 years (for Contracts issued in NY, the guaranteed minimum interest rate is 1 1/2%).

In addition to the transfer restrictions that we impose, the John Hancock Trust and M Fund, Inc. also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

We refer to the Variable Investment Options and any available Fixed Investment Option together as Investment Options.

The annuity described in this Prospectus may have been sold on a group basis. If you purchased the annuity under a group contract, you will be issued a group certificate. If that is the case, the word "Contract" as used in this Prospectus should be interpreted as meaning the certificate issued to you under the group contract.

SECTION 403(B) QUALIFIED PLANS. We currently are not offering this Contract for use in a retirement plan intended to qualify as a Section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan" or the "Plan"). If you had purchased this Contract for use in a Section 403(b) Qualified Plan, your employer, the Plan's administrator, or the Plan's sponsor may request that we enter into an agreement with your Section 403(b) Qualified Plan concerning the sharing of information related to your Contract (an "Information Sharing Agreement"). Unless contained in an Information Sharing Agreement, we may receive a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Qualified Plan that the plan qualifies under Section. 403(b) of the Code and complies with applicable Treasury regulations (a "Certificate of Compliance") (Information Sharing Agreement and Certificate of Compliance, together the "Required Documentation").

We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Qualified Plan.

For more information regarding Section 403(b) Qualified Plans, please see Appendix C: "Qualified Plan Types," or you may request a copy of the Statement of Additional Information from the Annuities Service Center.

The Contracts were not available in all states. Certain features of the Contracts, including optional benefit Riders, may not have been available or may have been modified for Contracts issued in various states. YOU SHOULD REVIEW YOUR CONTRACT, OR CONTACT THE ANNUITIES SERVICE CENTER, FOR ADDITIONAL INFORMATION. You should disregard all references in the Prospectus to benefits that are NOT available in your state.

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is unlawful to make or solicit an offer in that state.

                                 III. Fee Tables

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES APPLICABLE TO BUYING, OWNING AND SURRENDERING A REVOLUTION VALUE II - VALUE PLAN A OR REVOLUTION VALUE II - VALUE PLAN B CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU PAID AT THE TIME THAT YOU BOUGHT THE CONTRACT, AS WELL AS THE FEES AND EXPENSES YOU WILL PAY WHEN YOU MAKE ADDITIONAL PURCHASES UNDER THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER ACCOUNT VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

    CONTRACT OWNER TRANSACTION EXPENSES(1)          VALUE PLAN A          VALUE PLAN B
---------------------------------------------   -------------------   -------------------
Maximum Withdrawal Charge                       8% for the 1st year   8% for the 1st year
(as % of amount withdrawn or surrendered)(2)    7% for the 2nd year   7% for the 2nd year
                                                6% for the 3rd year   6% for the 3rd year
                                                5% for the 4th year      0% thereafter
                                                4% for the 5th year
                                                3% for the 6th year
                                                2% for the 7th year
                                                   0% thereafter
Maximum transfer charge(3)                              $25                    $25

(1) State premium taxes may also apply to your Contract, which currently range from 0.04% to 4.00% of each Purchase Payment.

(2) This charge is taken upon withdrawal or surrender within the specified period of years measured from the date of Purchase Payment.

(3) This charge is not currently imposed, but we reserve the right to do so in the Contract. If we do, it will be taken upon each transfer into or out of any Investment Option beyond an annual limit of not less than 12.

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME YOU OWN THE CONTRACT. THIS TABLE DOES NOT INCLUDE FEES AND EXPENSES PAID AT THE PORTFOLIO LEVEL.

                                                VALUE PLAN A         VALUE PLAN B
                                             ------------------   ------------------
   Maximum Annual Contract Fee (4)                 $  50                 $  50
   Current Annual Contract Fee (5)                 $  30                 $  30

SEPARATE ACCOUNT ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE
   ACCOUNT VALUE)(6)
   Asset Based Charge                               1.45%                 1.70%

OPTIONAL BENEFIT RIDER CHARGES (AS A PERCENTAGE OF YOUR
   CONTRACT'S TOTAL VALUE UNLESS OTHERWISE STATED)(7)
   Accumulated Value Enhancement             Maximum Fee: 1.00%   Maximum Fee: 1.00%
   ("CARESolutions Plus") Rider (8)          Current Fee: 0.35%   Current Fee: 0.35%
   Earnings Enhancement                             0.25%                 0.25%
   ("Beneficiary Tax Relief")
   Death Benefit Rider
   Guaranteed Retirement Income Benefit
     Rider (9)                                      0.45%                 0.45%
   Highest Anniversary Death Benefit Rider          0.25%                 0.25%

(4) This charge is not currently imposed, and would only apply to Revolution Value II Contracts of less than $50,000.

(5) This charge applies only to Revolution Value II Contracts of less than $50,000. It is taken at the end of each Contract Year but, if you surrender a Contract before then, it will be taken at the time of surrender.

(6) This charge only applies to that portion of account value held in the Variable Investment Options. The charge does not apply to amounts in the Fixed Investment Options (including amounts held in the guarantee rate account under our dollar-cost averaging value program).

(7) Charges for optional benefit Riders are assessed monthly. The monthly charge is 1/12th of the annual charge shown in the table.

(8) We currently do not impose the maximum charge shown, but we reserve the right to increase the annual charge shown on a uniform basis for all Accumulated Value Enhancement Riders issued in the same state.

(9)   This Rider is not available for Contracts issued after April 30, 2004.

THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS.


TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                              MINIMUM   MAXIMUM
--------------------------------------------------------------------   -------   -------
Range of expenses that are deducted from Portfolio assets, including
 management fees, and other expenses                                    0.25%      1.14%

EXAMPLES

The following examples are intended to help you compare the cost of investing in a Revolution Value II - Value Plan A or a Revolution Value II - Value Plan B Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses.

The first example assumes that you invest $10,000 in an "All Rider" Value Plan A or Value Plan B Contract with the following optional benefit Riders: Highest Anniversary Value Death Benefit Rider, Earnings Enhancement Death Benefit Rider, Accumulated Value Enhancement Rider and Guaranteed Retirement Income Benefit Rider. This example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Value Plan A - maximum Portfolio-level total operating expenses


                                                     1 YEAR   3 YEARS   5 YEARS  10 YEARS
                                                     ------   -------   -------  --------
If you surrender the Contract at the end of the
 applicable time period:                             $1,177   $ 1,916   $ 2,662   $4,647
If you annuitize, or do not surrender the Contract
 at the end of the applicable time period:           $  457   $ 1,377   $ 2,303   $4,647

Value Plan B - maximum Portfolio-level total operating expenses


                                                     1 YEAR   3 YEARS   5 YEARS  10 YEARS
                                                     ------   -------   -------  --------
If you surrender the Contract at the end of the
 applicable time period:                             $1,200   $ 1,982   $ 2,408   $4,837
If you annuitize, or do not surrender the Contract
 at the end of the applicable time period:           $  480   $ 1,442   $ 2,408   $4,837


The next example assumes that you invest $10,000 in a "No Rider" Value Plan A or Value Plan B Contract with no optional benefit Riders for the time periods indicated. These examples also assume that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Value Plan A - minimum Portfolio-level total operating expenses


                                                     1 YEAR   3 YEARS   5 YEARS  10 YEARS
                                                     ------   -------   -------  --------
If you surrender the Contract at the end of the
 applicable time period:                             $  894   $ 1,077   $ 1,286   $2,026
If you annuitize, or do not surrender the Contract
 at the end of the applicable time period:           $  174   $   541   $   931   $2,026


Value Plan B - minimum Portfolio-level total operating expenses


                                                     1 YEAR   3 YEARS   5 YEARS  10 YEARS
                                                     ------   -------   -------  --------
If you surrender the Contract at the end of the
 applicable time period:                              $918    $ 1,150   $ 1,054   $2,279
If you annuitize, or do not surrender the Contract
 at the end of the applicable time period:            $198    $   613   $ 1,054   $2,279

THE FOLLOWING TABLE DESCRIBES THE OPERATING EXPENSES FOR EACH OF THE PORTFOLIOS, AS A PERCENTAGE OF THE PORTFOLIO'S AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS AND IN THE NOTES FOLLOWING THE TABLE.

                                                DISTRIBUTION               ACQUIRED     TOTAL ANNUAL  CONTRACTUAL
                                    MANAGEMENT  AND SERVICE    OTHER    PORTFOLIO FEES   OPERATING       EXPENSE       NET OPERATING
PORTFOLIO/SERIES                       FEE      (12B-1) FEES  EXPENSES   AND EXPENSES    EXPENSES(1)  REIMBURSEMENT(2)    EXPENSES
----------------------------------  ----------  ------------  --------  --------------  ------------  ---------------  -------------
JOHN HANCOCK TRUST:
500 INDEX B(3)
Series NAV                            0.47%        0.00%        0.03%        0.00%          0.50%          -0.25%         0.25%
ACTIVE BOND(4)
Series NAV                            0.60%        0.00%        0.04%        0.00%          0.64%           0.00%         0.64%
BLUE CHIP GROWTH(4,5)
Series NAV                            0.81%        0.00%        0.04%        0.00%          0.85%           0.00%         0.85%
CAPITAL APPRECIATION(4)
Series NAV                            0.72%        0.00%        0.04%        0.00%          0.76%           0.00%         0.76%
EQUITY-INCOME(4,5)
Series NAV                            0.81%        0.00%        0.05%        0.00%          0.86%           0.00%         0.86%
FINANCIAL SERVICES(4)
Series NAV                            0.82%        0.00%        0.08%        0.00%          0.90%           0.00%         0.90%
GLOBAL BOND(4,6)
Series NAV                            0.70%        0.00%        0.10%        0.00%          0.80%           0.00%         0.80%
HEALTH SCIENCES(4,5,6)
Series NAV                            1.05%        0.00%        0.08%        0.00%          1.13%           0.00%         1.13%
HIGH YIELD(4)
Series NAV                            0.66%        0.00%        0.06%        0.00%          0.72%           0.00%         0.72%
INTERNATIONAL EQUITY INDEX B(3,7)
Series NAV                            0.53%        0.00%        0.06%        0.00%          0.59%          -0.24%         0.35%
LIFESTYLE BALANCED(8)
Series NAV                            0.04%        0.00%        0.03%        0.76%          0.83%           0.00%         0.83%
MID CAP INDEX(4,9)
Series NAV                            0.47%        0.00%        0.03%        0.00%          0.50%           0.00%         0.50%
MID CAP STOCK(4)
Series NAV                            0.84%        0.00%        0.05%        0.00%          0.89%           0.00%         0.89%
MID VALUE(4,5)
Series NAV                            0.98%        0.00%        0.10%        0.00%          1.08%           0.00%         1.08%
MONEY MARKET B(3)
Series NAV                            0.49%        0.00%        0.04%        0.00%          0.53%          -0.24%         0.29%
OPTIMIZED ALL CAP(4)
Series NAV                            0.68%        0.00%        0.06%        0.00%          0.74%           0.00%         0.74%
OVERSEAS EQUITY
Series NAV                            0.98%        0.00%        0.14%        0.00%          1.12%           0.00%         1.12%
REAL ESTATE SECURITIES(4)
Series NAV                            0.70%        0.00%        0.05%        0.00%          0.75%           0.00%         0.75%
SHORT-TERM BOND(4)
Series NAV                            0.59%        0.00%        0.07%        0.00%          0.66%           0.00%         0.66%
SMALL CAP GROWTH(4)
Series NAV                            1.06%        0.00%        0.08%        0.00%          1.14%           0.00%         1.14%
SMALL CAP INDEX(4,9)
Series NAV                            0.49%        0.00%        0.04%        0.00%          0.53%           0.00%         0.53%
SMALL CAP VALUE(4)
Series NAV                            1.06%        0.00%        0.06%        0.00%          1.12%           0.00%         1.12%
TOTAL BOND MARKET B(3,10)
Series NAV                            0.47%        0.00%        0.06%        0.00%          0.53%          -0.28%         0.25%
TOTAL RETURN(4,11)
Series NAV                            0.69%        0.00%        0.06%        0.00%          0.75%           0.00%         0.75%
TOTAL STOCK MARKET INDEX(4,9)
Series NAV                            0.49%        0.00%        0.04%        0.00%          0.53%           0.00%         0.53%

M FUND, INC. (12):
Brandes International Equity Fund     0.68%          --         0.23%          --           0.91%           0.00%         0.91%
Turner Core Growth Fund               0.45%          --         0.25%          --           0.70%           0.00%         0.70%
Frontier Capital Appreciation
  Fund                                0.90%          --         0.19%          --           1.09%           0.00%         1.09%
Business Opportunity Value Fund       0.63%          --         0.25%          --           0.88%           0.00%         0.88%

FOOTNOTES TO EXPENSE TABLE:

(1) The "Total Operating Expenses" include fees and expenses incurred indirectly by a Portfolio as a result of its investment in other investment companies ("Acquired Portfolio Fees and Expenses"). The Total Operating Expenses shown may not correlate to the Portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section of the Portfolio's prospectus, which does not include Acquired Portfolio Fees and Expenses. Acquired Portfolio Fees and Expenses are based on the estimated indirect net expenses associated with the Portfolio's investment in the underlying portfolios.

(2) Effective January 1, 2009, John Hancock Trust ("JHT" or the "Adviser") may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements and made subsequent to January 1, 2009, for a period of three years following the beginning of the month in which such reimbursement or waivers occurred.

(3) JHT sells shares of these Portfolios only to certain variable life insurance and variable annuity separate accounts of John Hancock Life Insurance Company and its affiliates. As reflected in the table, each Portfolio is subject to an expense cap pursuant to an agreement between JHT and the Adviser and the expense cap is as follows: the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the Portfolio) in an amount so that the rate of the Portfolio's Operating Expenses does not exceed its "Net Operating Expenses" as listed in the table above. A Portfolio's "Total Operating Expenses" includes all of its operating expenses including advisory fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses (estimated at 0.01% or less of the Portfolio's average net assets) of the Portfolio not incurred in the ordinary course of the Portfolio's business. Under the agreement, the Adviser's obligation to provide the expense cap with respect to a particular Portfolio will remain in effect until May 1, 2010 and will terminate after that date only if JHT, without the prior written consent of the Adviser, sells shares of the Portfolio to (or has shares of the Portfolio held by) any person other than the variable life insurance or variable annuity insurance separate accounts of John Hancock Life Insurance Company or any of its affiliates that are specified in the agreement.

(4) Effective January 1, 2006, the Adviser has agreed to waive its management fee for certain Portfolios or otherwise reimburse the expenses of those Portfolios ("Participating Portfolios"). The reimbursement will equal, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $50 billion. The amount of the Reimbursement will be calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Portfolio.

(5) T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fee for the following Portfolios of the Trust: Balanced Trust, Blue Chip Growth Trust, Capital Appreciation Value Trust, Equity-Income Trust, Health Sciences Trust, Mid Value Trust, Real Estate Equity Trust, Science & Technology Trust, Small Company Value Trust, and Spectrum Income Trust. This waiver is based on the combined average daily net assets of these Portfolios and the following Portfolios of John Hancock Trust II: Blue Chip Growth Fund, Equity-Income Fund, Mid Value Fund, Small Company Value Fund, Spectrum Income Fund and Real Estate Equity Fund (collectively, the "T. Rowe Portfolios"). Based on the combined average daily net assets of the T. Rowe Portfolios, the percentage fee reduction (as a percentage of the Subadvisory Fee) is as follows: 0.00% for the first $750 million, 5.0% for the next $750 million, 7.5% for the Next $1.5 billion, and 10.0% if over $3 billion. The Adviser has also voluntarily agreed to reduce the advisory fee for each Portfolio by the amount that the subadvisory fee is reduced. This voluntary fee waiver may be terminated by T. Rowe Price or the Adviser at any time.

(6) "Other Expenses" reflects the estimated amount based on a contractual change in the custody agreement. This agreement went into effect on April 1, 2009.

(7) The "Total Operating Expenses" include fees and expenses which are less than 0.01% that were incurred indirectly by the Portfolios as a result of its investment in other investment companies (e.g. underlying Portfolios) (each, an "Acquired Portfolio"). The Total operating expenses shown may not correlate to the Portfolio's ratio of expenses to average net assets shown in "Financial Highlights" section of the Portfolio's prospectus, which does not include Acquired Portfolio Fees and Expenses. Acquired Portfolio Fees and Expenses are estimated, not actual, amounts based on the Portfolio's current fiscal year.

(8) "Acquired Portfolio Fees and Expenses" are estimated based on a rebalance of investments in underlying Portfolios.

(9) The Adviser has agreed to reduce its advisory fee for each class of shares of the Portfolio in an amount equal to the amount by which the Expenses of such class of the Portfolio exceed the Expense Limit (as a percentage of the average annual net assets of the Portfolio attributable to the class) of 0.050% and, if necessary, to remit to that class of the Portfolio an amount necessary to ensure that such Expenses do not exceed that Expense Limit. "Expenses" means all the expenses of a class of the Portfolio excluding: (a) advisory fees, (b) Rule 12b-1 fees, (c) transfer agency fees and service fees, (d) blue sky fees, (e) taxes, (f) portfolio brokerage commissions, (g) interest, and (h) litigation and indemnification expenses and (i) other extraordinary expenses not incurred in the ordinary course of JHT's business. This expense limitation will continue in effect unless otherwise terminated by the Adviser upon notice to JHT. This voluntary expense limitation may be terminated at any time.

(10) "Other Expenses" does not include an interest expense which was charged in 2008. This expense is considered extraordinary and not anticipated in the future.

(11) "Other Expenses" reflect the estimate expenses to be paid as substitute dividend expenses on securities borrowed for the settlement of short sales.

(12) For the period from May 1, 2009 to April 30, 2010, the adviser, M Fund, Inc., has contractually agreed to reimburse each Portfolio for any expenses (other than advisory fees, brokerage or other Portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of a Portfolio's annualized daily average net assets.

                              IV. Basic Information

WHAT IS THE CONTRACT?

The Contract is a deferred purchase payment variable annuity contract. An "annuity contract" provides a person (known as the "Annuitant" or "payee") with a series of periodic payments. Because this Contract is also a "deferred payment" contract, the annuity payments will begin on a future date, called the Contract's Maturity Date. Under a "variable annuity" contract, the amount you have invested can increase or decrease in value daily based upon the value of the Variable Investment Options chosen. If your annuity is provided under a master group contract, the term "Contract" as used in this Prospectus refers to the certificate you will be issued and not to the master group contract.

WHO OWNS THE CONTRACT?

Unless the Contract provides otherwise, the Owner of the Contract is the person who can exercise the rights under the Contract, such as the right to choose the Investment Options or the right to surrender the Contract. In many cases, the person buying the Contract will be the Owner. However, you are free to name another person or entity (such as a trust) as Owner. In writing this Prospectus, we've assumed that you, the reader, are the person or persons entitled to exercise the rights and obligations under discussion. If a Contract has joint Owners, both must join in any written notice or request.

IS THE OWNER ALSO THE ANNUITANT?

In many cases, the same person is both the Annuitant and the Owner of a Contract. The Annuitant is the person whose lifetime is used to measure the period of time when we make various forms of annuity payments. Also, the Annuitant receives payments from us under any Annuity Option that commences during the Annuitant's lifetime. We may permit you to name another person as Annuitant or joint Annuitant if that person meets our underwriting standards. We may also permit you to name as joint Annuitants two persons other than yourself if those persons meet our underwriting standards.

HOW CAN I INVEST MONEY IN A CONTRACT?

Purchase Payments

We call the investments you make in your Contract Payments or Purchase Payments. The Contracts described in this Prospectus are no longer available for sale, however, the minimum initial Purchase Payment requirements for the Contracts are outlined in the table below, along with the minimum Purchase Payment for each Additional Purchase Payment into the Contracts. If you purchased your Contract through the automatic investment plan, different minimums may apply. If your Contract's total value ever falls to zero, we may terminate it. Therefore, you may need to pay more Additional Purchase Payments to keep the Contract in force.

  MINIMUM INITIAL    MINIMUM ADDITIONAL        MINIMUM DIRECT DEPOSIT
 PURCHASE PAYMENT     PURCHASE PAYMENT      ADDITIONAL PURCHASE PAYMENT
-----------------    ------------------     ---------------------------
      $5,000                $200                       $100

Currently, we do not enforce any minimum Additional Purchase Payment amounts, but may do so in the future.

Initial Purchase Payment

When we received your initial Purchase Payment and all necessary information, we issued your Contract and invested your initial Purchase Payment. If the information was not in good order, we contacted you to get the necessary information. If for some reason, we were unable to complete this process within 5 Business Days, we either sent back your money or received your permission to keep it until we received all of the necessary information.

In certain situations, we may have issued a Contract upon receiving the order of your broker-dealer or financial institution but delayed the effectiveness of the Contract until we received your signed application. In those situations, if we did not receive your signed application within our required time period, we deemed the Contract void from the beginning and returned your Purchase Payment. We may not have issued a Contract if any proposed Owner or Annuitant was older than age 84. We may also have limited your ability to purchase multiple Contracts on the same Annuitants or Owners. We may, however, have waived either of these underwriting limits.

Issue Date and Contract Year

We measure the years and anniversaries of your Contract from its date of issue. We use the term Contract Year to refer to each period of time between anniversaries of your Contract's date of issue. We did not issue a Contract if the proposed Annuitant was older than age 84.

Limits on Additional  Purchase Payments

You can make Purchase Payments of up to $1,000,000 in any one Contract Year. The total of all new Purchase Payments and transfers that you may allocate to any one Variable Investment Option or Fixed Investment Option in any one Contract Year may not exceed $1,000,000. While the Annuitant is alive and the Contract is in force, you can make Purchase Payments at any time before the Maturity Date (for Contracts issued in MA, you CANNOT make Purchase Payments beyond the tenth Contract Year). However,

                                    YOU MAY NOT MAKE ANY PURCHASE PAYMENTS
IF YOUR CONTRACT IS USED TO FUND       AFTER THE ANNUITANT REACHES AGE
--------------------------------    --------------------------------------
A Qualified Plan                                   70 1/2 (1)
A non Qualified Plan                               85

(1)   except for a Roth IRA, which has an age limit of 85.

We may waive any of these limits on Purchase Payments.

Ways to Make Additional Purchase Payments

Additional Purchase Payments made by check or money order must be:

     -  drawn on a U.S. bank;

     -  drawn in U.S. dollars; and

     -  made payable to "John Hancock" and sent to the Annuities Service Center.

We credit any Additional Purchase Payments to your Contract at the close of the Business Day in which we receive them at the Annuities Service Center. Each Business Day ends at the close of daytime trading for the day on the New York Stock Exchange (usually this is 4:00 p.m. Eastern Time). If we receive an Additional Purchase Payment after the close of a Business Day, we will credit it to your Contract on the next Business Day.

We will not accept credit card checks. Nor will we accept starter or third party checks that fail to meet our administrative requirements. Additional Purchase Payments should be sent to the Annuities Service Center at the address shown on the cover of this Prospectus. You can find information about other methods of making Purchase Payments by contacting us.

Additional Purchase Payments by Wire

You may transmit Additional Purchase Payments by wire through your bank to our bank, as long as you provide appropriate instructions with the transmittal to identify your Contract, and the selected Investment Options (unless you have provided us with standing allocation instructions). Information about our bank, our account number, and the ABA routing number may be obtained from the Annuities Service Center. Banks may charge a fee for wire services.

If your wire order is complete, we will invest the Additional Purchase Payment in your selected Investment Options as of the day we received the wire order. If the wire order is incomplete for an identified Contract, we will immediately return it.

HOW WILL THE VALUE OF MY INVESTMENT IN THE CONTRACT CHANGE OVER TIME?

Variable Investment Options

You may invest in any of the Variable Investment Options. Each Variable Investment Option is a Sub-Account of a Separate Account that invests in a corresponding Portfolio. The Portfolio prospectus contains a full description of a Portfolio. The amount you've invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct - see "III. Fee Tables"). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select and/or upon the interest we credit on each Fixed Investment Option you select.

Allocating assets only to one or a small number of the Variable Investment Options, other than to Portfolios with balanced and diversified investment strategies (see "Portfolio Investment Objectives and Strategies" on page 25, should not be considered a diversified investment strategy. In particular, allocating assets to a small number of Variable Investment Options that concentrate their investments in a particular business or market sector will increase the risk that your Contract Value will be more volatile since these Variable Investment Options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology-related business sectors, (b) small cap securities and (c) foreign securities. We do not provide advice regarding appropriate investment allocations, and you should discuss this matter with your registered representative.

Fixed Investment Options

The amount you've invested in a Fixed Investment Option will earn interest (calculated on a compounded basis) at the initial rates we set at the time of that investment. From time to time, we declare new rates, which will never be less than the guaranteed minimum rate described in your Contract. In most states, the guaranteed minimum interest rate is 2%, and increases to 3% once a Purchase Payment is older than 10 years (for Contracts issued in NY, the guaranteed minimum interest rate is 1 1/2%).

For purposes of crediting interest, transfers from a Variable Investment Option will be treated as Purchase Payment. We credit interest until the earlier of the Maturity Date, or the date you transfer, "surrender" or otherwise withdraw money from this option.

From time to time, we may credit interest to amounts allocated to a Fixed Investment Option at different rates based on the size of a Purchase Payment, the time it is allocated to the Fixed Investment Option, or other factors.

DCA RATE ACCOUNT. We currently provide a dollar-cost averaging ("DCA") value program in which a DCA rate account earns an ownership rate of return at the effective annual rate we have declared for that program at the time the deposit is made into the account. The applicable rate will apply to any portion of the deposit remaining in the DCA rate account until the full amount of that deposit has been transferred to your pre-selected Investment Options. We will declare the rates from time to time, and the rates may vary for each deposit you make into a DCA rate account. See "Dollar-Cost Averaging Programs".

WE DESIGNED THE DCA RATE ACCOUNT TO PERMIT YOU TO TRANSFER AMOUNTS AUTOMATICALLY TO OTHER INVESTMENT OPTIONS DURING A CONTRACT YEAR. CONSEQUENTLY, YOU WILL NOT RECEIVE A FULL YEAR'S WORTH OF INTEREST ON YOUR ENTIRE DEPOSIT TO THE DCA RATE ACCOUNT.

WHAT ANNUITY BENEFITS DOES THE CONTRACT PROVIDE?

If your Contract is still in effect on its Maturity Date, it enters what is called the Annuity Period. During the Annuity Period, we make a series of fixed or variable payments to you as provided under one of our several Annuity Options. The form in which we will make the annuity payments, and the proportion of such payments that will be on a ownership basis and on a variable basis, depend on the elections that you have in effect on the Maturity Date. Therefore, you should exercise care in selecting your Maturity Date and your choices that are in effect on that date.

You should carefully review the discussion under "VIII. The Annuity Period" for information about all of these choices you can make.

TO WHAT EXTENT CAN JHLICO VARY THE TERMS AND CONDITIONS OF THE CONTRACTS?

State Law Insurance Requirements

Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material features and benefits in this Prospectus.

Variations in Charges or Rates

We may vary the charges, durations of Fixed Investment Options, rates and other terms of our Contracts where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the Contracts. These include the types of variations discussed under the "Variations in Charges or Rates for Eligible Classes" section of this Prospectus.

WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

      - full or partial withdrawals (including surrenders and systematic withdrawals);

      -     payment of any death benefit proceeds; and

      -     periodic payments under one of our annuity payment options.

How much you will be taxed on a distribution is based upon complex tax rules and depends on matters such as:

      -     the type of the distribution;

      -     when the distribution is made;

      - the nature of any Qualified Plan for which the Contract is being used; and

      -     the circumstances under which the payments are made.

If your Contract is issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible.

A 10% tax penalty applies in many cases to the taxable portion of any distributions taken from a Contract before you reach age 59 1/2. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible Purchase Payments you paid or on any earnings under the Contract.

Special rules have waived minimum distribution requirements for calendar year 2009 (see "IX. Federal Tax Matters").

CONTRACTS PURCHASED AS AN INVESTMENT VEHICLE FOR A QUALIFIED PLAN DO NOT PROVIDE ANY ADDITIONAL TAX-DEFERRAL BENEFITS BEYOND THE TREATMENT PROVIDED BY THE QUALIFIED PLAN ITSELF. THE FAVORABLE TAX-DEFERRAL BENEFITS AVAILABLE FOR QUALIFIED PLANS THAT INVEST IN ANNUITY CONTRACTS ARE ALSO GENERALLY AVAILABLE IF THE QUALIFIED PLANS PURCHASE OTHER TYPES OF INVESTMENTS, SUCH AS MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. HOWEVER, THE CONTRACT OFFERS FEATURES AND BENEFITS THAT OTHER INVESTMENTS MAY NOT OFFER. YOU AND YOUR FINANCIAL PROFESSIONAL SHOULD CAREFULLY CONSIDER WHETHER THE FEATURES AND BENEFITS, INCLUDING THE INVESTMENT OPTIONS, ANNUITY LIFETIME INCOME OPTIONS, DEATH BENEFITS AND OTHER BENEFITS PROVIDED UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A QUALIFIED PLAN ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES AND ARE APPROPRIATE IN LIGHT OF THE EXPENSE.

We provide additional information on taxes in the Federal Tax Matters section of this Prospectus. We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and tax advisor regarding the suitability of the Contract.

HOW CAN I CHANGE MY CONTRACT'S INVESTMENT OPTIONS?

Allocation of Purchase Payments

When you applied for your Contract, you specified the Variable Investment Options or Fixed Investment Options (together, your Investment Options) in which your Purchase Payments will be allocated. You may change this investment allocation for future Purchase Payments at any time. Any change in allocation will be effective as of the receipt of your request at the Annuities Service Center.

We do not impose a limit on the number of Investment Options to which you may allocate Purchase Payments at any one time during the accumulation period. For limits imposed during the annuity period, please see "Choosing Fixed or Variable Annuity Payments" in "VIII. The Annuity Period."

Transfers Among Investment Options

During the Accumulation Period, you may transfer amounts held in one Investment Option to any other Investment Option. Although your Contract may impose restrictions on the maximum dollar amount that may be transferred among Variable Investment Options, we currently do not enforce these restrictions.

To make a transfer, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you.

Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but reserve the right (to the extent permitted by your Contract) to impose a charge of up to $25 for any transfer beyond the annual limit.


WE HAVE ADOPTED A POLICY AND PROCEDURES TO RESTRICT FREQUENT TRANSFERS OF CONTRACT VALUE AMONG VARIABLE INVESTMENT OPTIONS.

Variable investment options in variable annuity and variable life insurance products can be a prime target for abusive transfer activity because these products value their variable investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a variable investment option since such activity may expose the variable investment option's underlying Portfolio to increased investment portfolio transaction costs (affecting the value of the shares) and/or disrupt the Portfolio manager's ability to effectively manage a Portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

To discourage disruptive frequent trading activity, we have adopted a policy for the Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions, and procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day that the net asset value of the shares of a Portfolio are determined ending at the close of day-time trading on the New York Stock Exchange (usually 4 p.m.) as a SINGLE transfer. We do NOT count: (a) scheduled transfers made pursuant to any of our Dollar Cost Averaging programs; or our Strategic Rebalancing Program, (b) transfers from a Fixed Investment Option at the end of its ownership investment period, (c) transfers made within a prescribed period before and after a substitution of Portfolios and (d) transfers made during the Annuity Period (these transfers are subject to a 30 day notice requirement, however, as described in the "Transfers during the Annuity Period" section of this Prospectus). Under the Separate Account's policy and procedures, Contract Owners may transfer to a Money Market Investment Option even if the two transfer per month limit has been reached if 100% of the Contract Value in all Variable Investment Options is transferred to that Money Market Investment Option. If such a transfer to a Money Market Investment Option is made, for a 30 calendar day period after such transfer, no subsequent transfers from that Money Market Investment Option to another Variable Investment Option may be made. We apply the Separate Account's policy and procedures uniformly to all Contract Owners.


We reserve the right to take other actions at any time to restrict trading, including, but not limited to:

      -     restricting the number of transfers made during a defined period;

      -     restricting the dollar amount of transfers;

      - restricting the method used to submit transfers (e.g., changing telephone and facsimile procedures to require that transfer requests be submitted in writing via U.S. mail); and

      -     restricting transfers into and out of certain Sub-Accounts.

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios. We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law), and to prohibit a transfer less than 30 days prior to the Contract's Maturity Date.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing disruptive frequent trading activity and avoid harm to long-term investors. If we are unsuccessful in restricting disruptive frequent trading activity, the Portfolios may incur higher brokerage costs and may maintain higher cash levels, limiting their ability to achieve their investment objective.

DURING THE ANNUITY PERIOD, YOU MAY NOT MAKE ANY TRANSFER THAT WOULD RESULT IN MORE THAN FOUR INVESTMENT OPTIONS BEING USED AT ONCE. You must submit your transfer request to our Annuities Service Center at least 30 DAYS BEFORE the due date of the first annuity payment to which your transfer will apply.

In addition to the transfer restrictions that we impose, the John Hancock Trust and M Fund, Inc. also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

Procedure for Transferring Your Assets

You may request a transfer in writing or, if you have authorized telephone transfers, by telephone or fax. All transfer requests should be directed to the Annuities Service Center. Your request should include:

      -     your name;

      -     daytime telephone number;

      -     Contract number;

      - the names of the Investment Options to and from which assets are being transferred; and

      -     the amount of each transfer.

Your request becomes effective at the close of the Business Day in which we receive it, in proper form at the Annuities Service Center. Each Business Day ends at the close of daytime trading for the day on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). If we receive a transfer request, in proper form, after the close of a Business Day, it will become effective at the end of the next Business Day.

Telephone and Electronic Transactions

If you complete a special authorization form, we will permit you to request transfers and withdrawals by telephone. We will also permit you to access information about your Contract, request transfers and perform some transactions (other than withdrawals) electronically through the internet. You can contact us at the applicable telephone number or internet address shown on the first page of this Prospectus.

To access information and perform electronic transactions through our website, we require you to create an account with a username and password, and to maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone or electronically through the internet by sending us instructions in a form acceptable to us.

We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we will record all conversations with you. When someone contacts us by telephone and follows our procedures, we will assume that you are authorizing us to act upon those instructions. For electronic transactions through the internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

      -     any loss or theft of your password; or

      -     any unauthorized use of your password.

We may only be liable for any losses due to unauthorized or fraudulent instructions where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically will be followed by a confirmation statement of the transaction. Transaction instructions we receive by telephone or electronically before the close of any Business Day will usually be effective at the end of that day. Circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy, may limit your ability to access or transact business electronically. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum withdrawal amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.



Dollar Cost Averaging Programs

Under our standard dollar-cost averaging program, you may elect, at no cost, to automatically transfer assets from any Variable Investment Option to one or more other Variable Investment Options on a monthly, quarterly, semiannual, or annual basis. The following conditions apply to the standard dollar cost averaging program:

      - you may change your variable investment allocation instructions at any time in writing or, if you have authorized telephone transfers, by telephone;

      -     you may discontinue the program at any time;

      - the program automatically terminates when the Variable Investment Option from which we are taking the transfers has been exhausted;

      - automatic transfers to or from Fixed Investment Options are not permitted under this program.

We reserve the right to suspend or terminate the program at any time.

Under our DOLLAR-COST AVERAGING VALUE PROGRAM, you may elect to deposit any new Purchase Payment of $5,000 or more in a guarantee rate account that we call the "DCA rate account." For Contracts issued after April 30, 2004, your deposits under this program will be depleted over a 6 month period. For Contracts issued prior to May 1, 2004, the assets in this account attributable to a new Purchase Payment will be transferred automatically to one or more Variable Investment Options over a period that is equal in length (i.e., either 6 months or 12 months) to the period you initially selected. A new period will begin on the date each new Purchase Payment is deposited in the DCA rate account program with respect to that Purchase Payment. At the time of each deposit into this program, you must tell us in writing:

      -     that your deposit should be allocated to this program; and

      -     the Variable Investment Options to which assets will be transferred;
            and

      - the percentage amount to be transferred to each such Variable Investment Option.

Transfers to Fixed Investment Options are not permitted under this program, and transfers of your account value from a Variable Investment Option are not currently permitted to initiate the program. (You may, however, change your variable investment allocation instructions at any time in writing or, if you have authorized telephone transfers, by telephone.)

Your participation in the dollar-cost averaging value program will end if you request a partial withdrawal from the DCA rate account, or if you request a transfer from the DCA rate account that is in addition to the automatic transfers.

You may not use the standard dollar-cost averaging program and the dollar-cost averaging value program at the same time.

Special Transfer Services - Asset Rebalancing Program

We administer an Asset Rebalancing program which enables you to specify the percentage levels you would like to maintain in particular Portfolios. We will automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Portfolios. (Fixed Investment Options are not eligible for participation in the Asset Rebalancing program.) You must include your entire value in the Variable Investment Options in the Asset Rebalancing program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing program is being used. If you are interested in the Asset Rebalancing program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing program.

We will permit asset rebalancing only on the following time schedules:

      - quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);

      - semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or

      - annually on December 26th (or the next Business Day if December 26th is not a Business Day).


Interest Sweep Program

This program automatically transfers the interest credited on your Fixed Investment Options to pre-selected Variable Investment Options on a periodic basis. (You may, however, change your Variable Investment Option allocation instructions under this program at any time in writing or, if you have authorized telephone transfers, by telephone.)

If you have a total Contract Value of $25,000 or more, this program can be elected by sending the appropriate form to our Annuities Service Center. You must specify the frequency for the interest sweep (monthly, quarterly, semi-annually or annually), the preset percentage for each Variable Investment Option, and a future beginning date. In lieu of transfers, you may elect to make withdrawals under this program. (See "Systematic Withdrawal Plans - Interest Sweep Program.")

Once elected, the interest sweep program will continue until the earliest of:

      -     the date we receive your written notice to cancel the program;

      -     the date we receive notice of the death of the Owner or Annuitant;
            or

      -     the start of the Annuity Period.

If you make a partial withdrawal or otherwise transfer earnings from your Fixed Investment Options outside of the interest sweep program, we will stop making interest sweeps until you have again accumulated interest in the Fixed Investment Options. We reserve the right to modify, terminate or suspend the interest sweep program at any time.

WHAT FEES AND CHARGES WILL BE DEDUCTED FROM MY CONTRACT?

We assess charges and deductions under the Contract against Purchase Payments, Contract Values or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolios' prospectuses.

Asset-Based Charges

We deduct Separate Account expenses daily to compensate us primarily for our administrative expenses and for the mortality and expense risks that we assume under the Contracts. The asset-based charge differs between Value Plan A and Value Plan B Contracts. The total Separate Account annual charges for Value Plan A and Value Plan B are 1.45% and 1.70%, respectively. This charge does not apply to assets you have in our Fixed Investment Options. We take the deduction proportionally from each Variable Investment Option you are then using.

In return for the mortality risk charge, we assume the risk that Annuitants as a class will live longer than expected, requiring us to pay a greater number of annuity payments. In return for the expense risk charge, we assume the risk that our expenses relating to the Contracts may be higher than we expected when we set the level of the Contracts' other fees and charges, or that our revenues from such other sources will be less than expected.

Annual Contract Fee

We deduct a $30 annual Contract fee from Contracts of less than $50,000. We deduct this charge at end of each Contract Year. We also deduct it if you surrender your Contract, unless your Contract's total value, at the time of surrender, is above $50,000.

We take the deduction proportionally from each Variable Investment Option and each Fixed Investment Option you are then using. We reserve the right to increase the annual Contract fee up to $50.

Premium Taxes

We make deductions for any applicable premium or similar taxes. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.

In most cases, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

               PREMIUM TAX RATE(1)
            ------------------------
STATE OR    QUALIFIED   NONQUALIFIED
TERRITORY   CONTRACTS    CONTRACTS
---------   ---------   ------------
CA            0.50%        2.35%
GUAM          4.00%        4.00%
ME(2)         0.00%        2.00%
NV            0.00%        3.50%
PR            1.00%        1.00%
SD(2)         0.00%        1.25%(3)
TX(4)         0.04%        0.04%
WV            1.00%        1.00%
WY            0.00%        1.00%

(1)   Based on the state of residence at the time the tax is assessed.

(2)   We pay premium tax upon receipt of Purchase Payment.

(3)   0.80% on Purchase Payments in excess of $500,000.

(4)   Referred to as a "maintenance" tax.

Withdrawal Charge

If you withdraw some of your Purchase Payments from your Contract prior to the Maturity Date ("partial withdrawal") or if you surrender (turn in) your Contract, in its entirety, for cash prior to the Maturity Date ("total withdrawal" or "surrender"), we may assess a withdrawal charge. Some people refer to this charge as a "contingent deferred withdrawal load." We use this charge to help defray expenses relating to the sales of the Contracts, including commissions paid and other distribution costs.

HERE'S HOW WE DETERMINE THE CHARGE: In any Contract Year after the first, you may withdraw, free of charge, up to 10% of the difference between:

      - the Purchase Payments made prior to the beginning of the Contract Year; and

      -     any partial withdrawals made prior to the beginning of the Contract
            Year.

We refer to this amount as the free withdrawal amount. However, if the amount you withdraw or surrender totals more than the free withdrawal amount during the Contract Year, we will assess a withdrawal charge on any amount of the excess that we attribute to Purchase Payments you made within seven years of the date of the withdrawal or surrender.

The withdrawal charge percentage depends upon the number of years that have elapsed from the date you paid the Purchase Payment to the date of its withdrawal, as follows:

    CONTRACT OWNER TRANSACTION EXPENSES        VALUE PLAN A          VALUE PLAN B
-----------------------------------------   -------------------   -------------------
                                            8% for the 1st year   8% for the 1st year
                                            7% for the 2nd year   7% for the 2nd year
Maximum Withdrawal Charge                   6% for the 3rd year   6% for the 3rd year
(as % of amount withdrawn or surrendered)   5% for the 4th year      0% thereafter
                                            4% for the 5th year
                                            3% for the 6th year
                                            2% for the 7th year
                                               0% thereafter

Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts or from our general assets. Similarly, administrative expenses not fully recovered by the administration fee may also be recovered from such other sources.

FREE WITHDRAWAL AMOUNTS: If you have any profit in your Contract, you can always withdraw that profit without any withdrawal charge. By "profit," we mean the amount by which your Contract's total value exceeds the Purchase Payments you have paid and have not (as discussed below) already withdrawn. If your Contract doesn't have any profit (or you have withdrawn it all) you can still make charge free withdrawals, unless and until all of your withdrawals during the same Contract Year exceed 10% of all of the Purchase Payments you have paid to date.

HOW WE DETERMINE AND DEDUCT THE CHARGE: If the amount you withdraw or surrender totals more than the free withdrawal amount during the Contract Year, we will assess a withdrawal charge shown in the Fee Tables on any amount of the excess that we attribute to Purchase Payments you made within a withdrawal charge period. The withdrawal charge period and the withdrawal charge percentage differ between Value Plan A and Value Plan B Contracts.

Solely for purposes of determining the amount of the withdrawal charge, we assume that the amount of each withdrawal that exceeds the free withdrawal amount (together with any associated withdrawal charge) is a withdrawal first from the earliest Purchase Payment, and then from the next earliest Purchase Payment, and so forth until all payments have been exhausted. Once a Purchase Payment has been considered to have been "withdrawn" under these procedures, that Purchase Payment will not enter into any future withdrawal charge calculations.

We deduct the withdrawal charge proportionally from each Variable Investment Option and each Fixed Investment Option being reduced by the surrender or withdrawal. For example, if 60% of the withdrawal amount comes from a Growth option and 40% from the Money Market option, then we will deduct 60% of the withdrawal charge from the Growth option and 40% from the Money Market option. If any such option has insufficient remaining value to cover the charge, we will deduct any shortfall from all of your other Investment Options, pro-rata based on the value in each. If your Contract as a whole has insufficient Surrender Value to pay the entire charge, we will pay you no more than the Surrender Value.

You will find examples of how we compute the withdrawal charge in Appendix A to this Prospectus.

WHEN WITHDRAWAL CHARGES DON'T APPLY: We don't assess a withdrawal charge in the following situations:

      - on amounts applied to an Annuity Option at the Contract's Maturity Date or to pay a death benefit;

      - on amounts withdrawn to satisfy the minimum distribution requirements for Qualified Plans (amounts above the minimum distribution requirements are subject to any applicable withdrawal charge, however);

      - on certain withdrawals if all the following conditions apply to a "covered person":

      - the covered person becomes confined to a nursing home beginning at least 30 days after we issue your Contract (not applicable for Contracts issued in CT);

      - such covered person remains in the nursing home for at least 90 consecutive days receiving nursing care (not applicable for Contracts issued in CT); and

      - the covered person's confinement is prescribed by a doctor and medically necessary because of a covered physical or mental impairment; and

      - depending on your state, when a covered person has been diagnosed with a chronic, critical or terminal illness to the extent so provided in your Contract.

The "covered persons" are the Owner and the Owner's spouse, unless the Owner is a trust. If the Owner is a trust, the "covered persons" are the Annuitant and the Annuitant's spouse. THE WAIVER OF WITHDRAWAL CHARGE FEATURES FOR "COVERED PERSONS" ARE NOT AVAILABLE IF YOU PURCHASED A CONTRACT WHEN EITHER OF THE COVERED PERSONS (1) WAS OLDER THAN 79 YEARS OR (2) IN MOST STATES, WAS CONFINED TO A NURSING HOME WITHIN THE TWO YEARS PRECEDING YOUR PURCHASE.

Other Charges

If you purchased an optional benefit Rider, we will deduct the applicable charges for that benefit proportionally from each of your Investment Options, including the Fixed Investment Options, based on your value in each. We list these charges below:

                                                              VALUE PLAN A                                 VALUE PLAN B
                                                           -----------------                            ------------------
OPTIONAL BENEFIT RIDER CHARGES (AS A PERCENTAGE OF YOUR CONTRACT'S TOTAL VALUE UNLESS OTHERWISE STATED)(1)
Accumulated Value Enhancement                              Maximum Fee: 1.00%                           Maximum Fee: 1.00%
("CARESolutions Plus") Rider (2)                           Current Fee: 0.35%                           Current Fee: 0.35%
Earnings Enhancement ("Beneficiary Tax Relief")                   0.25%                                        0.25%
  Death Benefit Rider
Guaranteed Retirement Income Benefit Rider (3)                    0.45%                                        0.45%
Highest Anniversary Death Benefit Rider                           0.25%                                        0.25%

(1) Charges for optional benefit Riders are assessed monthly. The monthly charge is 1/12th of the annual charge shown in the table.

(2) We currently do not impose the maximum charge shown, but we reserve the right to increase the annual charge shown on a uniform basis for all Accumulated Value Enhancement Riders issued in the same state.

(3) This Rider is not available for Contracts issued after April 30, 2004.

HOW CAN I WITHDRAW MONEY FROM MY CONTRACT?

Surrenders and Partial Withdrawals

Prior to your Contract's Maturity Date, if the Annuitant is living, you may:

      - surrender your Contract for a cash payment of its "Surrender Value," or

      -     make a partial withdrawal of the Surrender Value.

Certain surrenders and withdrawals may result in taxable income to you or other tax consequences as described under "IX. Federal Tax Matters." Among other things, if you make a full surrender or partial withdrawal from your Contract before you reach age 59 1/2, an additional federal penalty of 10% generally applies to any taxable portion of the withdrawal.

We will pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven days of receipt of the request, complete with all necessary information, at our Annuities Service Center. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

      - the New York Stock Exchange is closed (other than customary weekend and holiday closings);

      -     trading on the New York Stock Exchange is restricted;

      - an emergency exists as determined by the SEC, as a result of which disposal of securities held in the Separate Accounts is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts' net assets; or

       - the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

IMPACT OF DIVORCE. In the event that you and your spouse become divorced after you purchase a Contract, we will consider any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to taxes and any applicable withdrawal charges. If you determine to continue the remaining Contract, we will reduce the benefit under any existing optional benefit Rider to the Contract in accordance with its terms.

TAX CONSIDERATIONS. Withdrawals from the Contract may be subject to income tax and a 10% IRS penalty tax (see "Federal Tax Matters"). Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances (see "IX Federal Tax Matters" and the section titled "Qualified Plan Types" in the Statement of Additional Information).

We will deduct any partial withdrawal proportionally from each of your Investment Options based on the value in each, unless you direct otherwise. When you take a partial withdrawal, we deduct any applicable withdrawal charge as a percentage of the total amount withdrawn. We take any applicable withdrawal charge from the amount remaining in a Contract after we process the amount you request.

We reserve the right to terminate your Contract if the value of your Contract becomes zero. You generally may not make any surrenders or partial withdrawals once we begin making payments under an Annuity Option. Your Contract also provides that, without our prior approval, you may not make a partial withdrawal for less than $100, or if the remaining total value of your Contract would be less than $1,000. We are not currently enforcing this limitation, but may do so in the future.

Your request to surrender your Contract or to make a partial withdrawal becomes effective at the close of the Business Day in which we receive it, in proper form at the Annuities Service Center. Each Business Day ends at the close of daytime trading for the day on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). If we receive a request, in proper form, after the close of a Business Day, it will become effective at the end of the next Business Day.


Signature Guarantee Requirements for Surrenders and Partial Withdrawals (Not Applicable to Contracts Issued in New Jersey)

We require that you obtain a signature guarantee on a surrender or partial withdrawal in the following circumstances:

      - You are requesting that we mail the amount withdrawn to an alternate address; or

      - You have changed your address within 30 days of the withdrawal request; or

      - You are requesting a withdrawal in the amount of $250,000 or greater.

We must receive the original signature guarantee on your withdrawal request. We will not accept copies or facsimiles of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and will not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or partial withdrawal as described above.

Systematic Withdrawal Plan

If the Contract Value is $25,000 or more, you may elect our optional systematic withdrawal plan. This plan enables you to preauthorize periodic withdrawals. If you elect this plan, we will withdraw a percentage or dollar amount from your Contract on a monthly, quarterly, semiannual, or annual basis, based upon your instructions. Unless otherwise directed, we will deduct the requested amount from each applicable investment option in the ratio that the value of each bears to the Contract Value. Each systematic withdrawal is subject to any withdrawal charge shown in the Fee Tables that would apply to an otherwise comparable non-systematic withdrawal. They may also be included as income and subject to a 10% federal tax penalty. You should consult your tax adviser for the impact of a systematic withdrawal plan before you elect to participate.

You may cancel the plan at any time, by written notice to us.

We reserve the right to modify the terms or conditions of our systematic withdrawal plans at any time without prior notice.

Interest Sweep Program

If the Contract Value is $25,000 or more, you may elect to use our interest sweep program as a systematic withdrawal plan to make withdrawals of the interest credited on your Fixed Investment Options. If you do, the withdrawals under this program may be included as income and subject to a 10% federal tax penalty. However, if the accumulated interest in your Fixed Investment Account is less than $15 (due to other withdrawals, transfers, or reductions to pay for Contract charges), or if the total value of your Contract becomes less than $5,000, we will suspend your ability to make systematic withdrawals under this program and notify you. You should consult your tax adviser before using the interest sweep program in this manner. (See "Transferring Your Assets - Interest Sweep Program" for more details on this program.)

Telephone Withdrawals

If you complete a separate authorization form, you may make requests to withdraw a portion of your Contract Value by telephone. We reserve the right to impose maximum withdrawal amount and procedural requirements regarding this privilege. For additional information regarding telephone procedures, see "Telephone and Facsimile Transactions" in this Prospectus.

WHAT HAPPENS IF THE OWNER OR THE ANNUITANT DIES BEFORE MY CONTRACT'S MATURITY DATE?

Death Benefits - In General

The Contracts described in this Prospectus generally provide for distribution of death benefits if you die before a Contract's Maturity Date. The minimum death benefits provided under the Contracts differ, depending on when you purchased a Contract, our maximum limits on Death Benefits at that time, the jurisdiction in which we issued a Contract, and the age of the oldest Owner (or Annuitant) on the date of issue. We may pay death benefits in some cases on the Annuitant's death, instead of the Owner's death, if the Annuitant predeceases the Owner. In addition, you may have purchased a Contract with an optional death benefit Rider that will enhance the amount of death benefit. You should read your Contract carefully to determine the minimum Death Benefit and any enhanced Death Benefit payable during the Accumulation Period.

Distribution Requirements Following Death of Owner

If you did not purchase your Contract under a Qualified Plan, the Code requires that the following distribution provisions apply if you die. We summarize these provisions (and the effect of spousal continuation) below. If your Contract has joint Owners, these provisions apply upon the death of the first to die.

IF YOU DIE BEFORE ANNUITY PAYMENTS HAVE BEGUN:

      - If the Contract's designated Beneficiary is your surviving spouse who falls within the definition of "spouse" under the federal Defense of Marriage Act, your spouse may continue the Contract as the new Owner without triggering adverse federal tax consequences. See "X. Other Information - Spouse." In that case:

      - we will not pay a death benefit but the total value of your Contract will equal the death benefit that would have been payable, including amounts payable under any optional benefit Riders; and

      - under the Contracts, any additional amount that we credit to your Contract will be allocated to the Investment Options in the same ratio as the investment allocations held at the time of death and will not be subject to any future surrender or withdrawal charges. If your spouse makes any Additional Purchase Payments (and if there are any unliquidated Purchase Payments at the time of your death), however, they will be subject to future surrender or withdrawal charges as provided in your Contract.

      - If the Beneficiary is not your surviving spouse or if the Beneficiary is your surviving spouse but chooses not to continue the Contract, the "entire interest" (as discussed below) in a Contract on the date of your death must be:

      -     paid out in full within five years of your death; or

      - applied in full towards the purchase of a life annuity on the Beneficiary, or for a similar benefit payable over a period not extending beyond the life expectancy of the Beneficiary, with payments commencing within one year of your death.

Your "entire interest" in a Contract, as issued in most states, equals the standard death benefit (or any enhanced death benefit) for the Contract on the date of your death. If an earnings enhancement benefit Rider is then in force, the "entire interest" in most states will also include any earnings enhancement death benefit amount that may then be payable.

YOU SHOULD REVIEW YOUR CONTRACT CAREFULLY TO DETERMINE THE "ENTIRE INTEREST" THAT WILL BE DISTRIBUTED UPON AN OWNER'S DEATH.

IF YOU DIE ON OR AFTER ANNUITY PAYMENTS HAVE BEGUN:

Any remaining amount that we owe must be paid out at least as rapidly as under the method of making annuity payments that is then in use.

The Code imposes very similar distribution requirements on Contracts used to fund Qualified Plans. We provide the required provisions for Qualified Plans in separate disclosures and endorsements.

Death Benefits Following Death of Annuitant

Our payment of the "standard" death benefit, and any enhanced death benefits, depends on the form of ownership and whether there is one Annuitant or joint
Annuitants:

      - If your Contract is owned by a single natural person and has a single Annuitant, the death benefit is payable on the earlier of the Owner's death and the Annuitant's death.

      - If your Contract is owned by a single natural person and has joint Annuitants, the death benefit is payable on the earliest of the Owner's death (whether or not the Owner is also an Annuitant) and the last Annuitant's death.

      - If your Contract is owned by joint Owners and has a single Annuitant, the death benefit is payable on the earliest of the first Owner's death (whether or not the Owner is also an Annuitant) and the Annuitant's death.

      - If your Contract is owned by joint Owners and has joint Annuitants, the death benefit is payable on the earliest of the first Owner's death (whether or not the Owner is also an Annuitant) and the last Annuitant's death.

In certain states, the death benefit under the Contracts may be payable only upon an Annuitant's death. YOU SHOULD REVIEW YOUR CONTRACT CAREFULLY TO DETERMINE WHEN A "STANDARD" DEATH BENEFIT IS PAYABLE.

If your Contract has joint Owners, each Owner will automatically be deemed to be the Beneficiary of the other. This means that any death benefit payable upon the death of one Owner will be paid to the other Owner. In that case, any other Beneficiary you have named would receive the death benefit only if neither joint Owner remains alive at the time the death benefit becomes payable.

Standard Death Benefit

The standard death benefit under the Contracts is the greater of:

      -     the total value of your Contract; or

      - the total amount of Purchase Payments made, minus any partial withdrawals and related withdrawal charges.

Enhanced Death Benefit Riders

We offered several optional death benefit Riders under the Contracts that, depending on state availability and our underwriting rules, were available to you at the time you purchased your Contract. For an extra fee, these optional death benefit Riders could enhance the standard death benefit payable under your Contract, subject to the terms and limitations contained in the Rider.

We offered a "Highest Anniversary Value" death benefit Rider if each Owner and each Annuitant was under age 80 at the time of purchase. We also offered an "Earnings enhancement" death benefit Rider to if each Owner and each Annuitant was under age 75 at the time of purchase. The "Earnings enhancement" death benefit Rider was not available, however, to Contracts issued in connection with Qualified Plans or in various states, including NY. We may have waived either or both of the last two restrictions for Contracts purchased prior to the date a Rider was first available in your state.

We provide a general description of each of these Riders in Appendix B to this Prospectus.

Calculation and Payment of Death Benefit Value

We calculate the death benefit value as of the day we receive, in proper order at the Annuities Service Center:

      -     proof of death before the Contract's Maturity Date, and

      -     any required instructions as to method of settlement.

We will generally pay the death benefit in a "lump-sum" under our current administrative procedures to the Beneficiary you chose, unless:

      - the death benefit is payable because of the Owner's death, the designated Beneficiary is the Owner's spouse, and he or she elects to continue the Contract in force; or

      - an optional method of settlement is in effect. If you have not elected an optional method of settlement, the Beneficiary may do so. However, if the death benefit is less than the minimum stated in your Contract (in most states the minimum is $5,000, $2,000 in MA), we will pay it in a lump sum, regardless of any election. You can find more information about optional methods of settlement under "Annuity Options."


We will pay the death benefit within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances that payment of withdrawals may be postponed (see "Delay of Certain Payments" in the Statement of Additional Information). Beneficiaries who opt for a lump sum payout of their portion of the death benefit may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account ("JHSAA"). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. The Beneficiary can obtain the remaining death benefit proceeds in a single sum by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account as the Beneficiary cannot make deposits. It is solely a means of distributing the death benefit, so the Beneficiary can only make withdrawals. The JHSAA is part of our general account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.


You can find more information about optional methods of settlement under "Annuity Options."

WHAT OTHER OPTIONAL BENEFITS MAY HAVE BEEN AVAILABLE WHEN I PURCHASED A
CONTRACT?

Accumulated Value Enhancement Benefit

Under this Rider, we will make a contribution to the total value of the Contract on a monthly basis if the covered person (who must be an Owner and the Annuitant):

      - is unable to perform at least 2 activities of daily living without human assistance or has a cognitive impairment, and

      -     is receiving certain qualified services described in the Rider.

The amount of the contribution (called the "Monthly Benefit") is shown in the specifications page of the Contract. However, the Rider contains an inflation protection feature that will increase the Monthly Benefit by 5% each year after the 7th Contract Year. The specifications page of the Contract also contains a limit on how much the total value of the Contract can be increased by this benefit (the "benefit limit"). The Rider must be in effect for 7 years before any increase will occur.

You could elect this Rider only when you applied for a Contract, if it was then available in your state (the Rider was unavailable, for example, in CT and NY). Under our current administrative rules, the Monthly Benefit (without regard to the inflation protection feature) is equivalent to 1% of your initial Purchase Payment, up to a maximum Purchase Payment of $300,000. We may reduce this $300,000 limit further, however, if you own additional annuity Contracts issued by JHLICO and its affiliates that provide a similar benefit. The $300,000 limit applies only to the calculation of the Monthly Benefit under the accumulated value enhancement Rider. (See "Limits on Purchase Payments" for a general description of other Purchase Payment limits under the Contract).

You could not elect this Rider unless you have also elected the waiver of withdrawal charge Rider. There is a monthly charge for this Rider as described in the Fee Tables.

The Rider will terminate if the Contract terminates, if the covered person dies, if the benefit limit is reached, if the Owner is the covered person and the ownership of the Contract changes, or if, before annuity payments start, the total value of the Contract falls below an amount equal to 25% of your initial Purchase Payment. You may cancel the Rider by written notice at any time. The Rider charge will terminate when the Rider terminates.

If you choose to continue the Rider after the Contract's Maturity Date, charges for the Rider will be deducted from annuity payments and any Monthly Benefit for which the covered person qualifies will be added to the next annuity payment.

In certain marketing materials, this Rider may be referred to as "CARESolutions Plus." The Rider was not available in all states.

You should carefully review the tax considerations for optional benefit Riders under "IX. Federal Tax Matters" to this Prospectus.

Guaranteed Retirement Income Benefit

(CONTRACTS ISSUED BEFORE MAY 1, 2004 MAY HAVE BEEN ISSUED WITH THE GUARANTEED RETIREMENT INCOME BENEFIT)

Under this Rider, we will guarantee the amount of annuity payments you receive, if the following conditions are satisfied:

      - The Maturity Date must be within the 30 day period following a Contract anniversary.

      - If the Annuitant was age 45 or older on the date of issue, the Contract must have been in effect for at least 10 Contract Years on the Maturity Date and the Maturity Date must be on or after the Annuitant's 60th birthday and on or before the Annuitant's 90th birthday.

      - If the Annuitant was less than age 45 on the date of issue, the Contract must have been in effect for at least 15 Contract Years on the Maturity Date and the Maturity Date must be on or before the Annuitant's 90th birthday.

If your Contract was issued with this Rider, you need not choose to receive the guaranteed income benefit that it provides. Rather, unless and until such time as you exercise your option to receive a guaranteed income benefit under this Rider, you will continue to have the option of exercising any other right or option that you would have under the Contract (including withdrawal and annuity payment options) if the Rider had not been added to it.

If you decided to add this Rider to your Contract, and if you do ultimately decide to take advantage of the guaranteed income it provides, we will automatically provide that guaranteed income in the form of ownership payments under our "Option A: life annuity with payments for guaranteed period" described below under "Annuity Options." The guaranteed period will automatically be a number of years that the Rider specifies, based on the Annuitant's age at the annuity date and whether your Contract is purchased in connection with a tax-qualified plan. (These specified periods range from 5 to 10 years.) You will have no discretion to vary this form of payment, if you choose the guaranteed income benefit under this Rider.

We guarantee that the amount you can apply to this annuity payment option will be at least equal to the amount of each Purchase Payment you have paid, accumulated at the rate(s) specified in the Contract, but adjusted for any partial withdrawals you have taken. The accumulation rates differ between (a) Contract Value allocated to a Fixed Investment Option or Money Market Investment Option (currently 4%) and (b) Contract Value allocated to all other Variable Investment Options (currently 5%). Withdrawals reduce the accumulated amount in direct proportion to the percentage of Contract Value that was reduced by the withdrawal (including any withdrawal charges). After a withdrawal, the accumulation rate(s) will only be applied to the remaining accumulated amount. If your total Contract Value is higher than the amount we guarantee, we will apply the higher amount to the annuity payment option instead of the guaranteed amount.

There is a monthly charge for this Rider as described in the Fee Tables. The Rider (and the related charges) automatically terminate if your Contract is surrendered or the Annuitant dies. After you've held your Contract for 10 years, you can terminate the Rider by written request.

CAN I RETURN MY CONTRACT?

In most cases, you had the right to cancel your Contract within 10 days (or longer in some states) after you received it. To have canceled your Contract, you would have delivered or mailed it to:

      -     JHLICO; or

      -     the JHLICO representative who delivered the Contract to you.

In most states, you would have received a refund equal to the total value of your Contract on the date of cancellation, increased by any charges for premium taxes deducted by us to that date. In some states, or if your Contract was issued as an "IRA," you would have received a refund of any Purchase Payments you would have paid, if that amount were higher. The date of cancellation would have been the date we received the Contract.

    V. General Information about Us, the Separate Account and the Portfolios

THE COMPANY

We are John Hancock Life Insurance Company, a Massachusetts stock life insurance company. We are located at 601 Congress Street, Boston, Massachusetts 02210. We also have an Annuities Service Center at 164 Corporate Drive, Portsmouth, NH 03801-6815. We are authorized to transact a life insurance and annuity business in all states and the District of Columbia.

On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock Life Insurance Company became a subsidiary of John Hancock Financial Services, Inc., a newly-formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, John Hancock's ultimate parent is now Manulife Financial Corporation.


On July 29, 2008, the Board of Directors of John Hancock Life Insurance Company (U.S.A.) ("John Hancock USA") unanimously voted to authorize the company to enter into an agreement to merge with two of its affiliates, JHLICO and John Hancock Variable Life Insurance Company ("JHVLICO"). The Merger Agreement, which has also been authorized by the Boards of Directors of JHLICO and JHVLICO, is subject to the applicable regulatory approvals for insurance regulators in Massachusetts and Michigan and in the other jurisdictions where the companies are licensed. The Merger Agreement, if approved, will become effective in 2009 or such other time as may be agreed by the parties. Pursuant to the terms of the Merger Agreement, JHLICO and JHVLICO would cease to exist, and the companies' assets and obligations would be assumed by John Hancock USA.



RATING AGENCIES, ENDORSEMENTS AND COMPARISONS. We are ranked and rated by independent financial rating services, including Moody's Investors Service, Inc., Standard & Poor's Rating Services, Fitch Ratings Ltd. and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of JHLICO. The ratings are not intended to reflect the investment experience or financial strength of the Separate Accounts or their Sub-Accounts, or the Trust or its Portfolios. The ratings are available on our website. We may from time to time publish the ratings in advertisements, sales literature, reports to Contract Owners, etc. In addition, we may include in certain promotional literature endorsements in the form of a list of organizations, individuals or other parties which recommend the Company or the Contracts.


We may also occasionally include in advertisements comparisons of performance information for a Variable Account to:

      - other variable annuity separate accounts, mutual funds, or investment products tracked by research firms, rating services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria;

      - the Consumer Price Index, to assess the real rate of return from buying a Contract by taking inflation into consideration;

      -     various indices that are unmanaged;

      - currently taxable and tax deferred investment programs, based on selected tax brackets.

Our advertisements may also include discussions of alternative investment vehicles and general economic conditions.


THE SEPARATE ACCOUNT

You do not invest directly in the Portfolios made available under the Contract. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through John Hancock Variable Annuity Account H ("Separate Account"). We hold the Portfolio's shares in a "Sub-Account" (usually with a name similar to that of the corresponding Portfolio).

The Company established John Hancock Variable Annuity Account H under Massachusetts law. The Separate Account's assets, including the Portfolios' shares, belong to JHLICO. Each Contract provides that amounts we hold in the Separate Account pursuant to the Contracts cannot be reached by any other persons who may have claims against us.

The income, gains and losses, whether or not realized, from assets of the Separate Account are credited to or charged against the Separate Account without regard to the Company's other income, gains, or losses. Nevertheless, all obligations arising under the Company's Contracts are general corporate obligations of the Company. Assets of our Separate Accounts may not be charged with liabilities arising out of any Company's business.

We reserve the right, subject to compliance with applicable law, to add other Sub-Accounts, eliminate existing Sub-Accounts, combine Sub-Accounts or transfer assets in one Sub-Account to another Sub-Account that we, or an affiliated company, may establish. We will not eliminate existing Sub-Accounts or combine Sub-Accounts without the prior approval of the appropriate state or federal regulatory authorities.

The Separate Account is registered as a unit investment trust under the 1940 Act. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Account. If we determine that it would be in the best interests of persons having voting rights under the Contracts, the Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

THE PORTFOLIOS

When you select a Variable Investment Option, we invest your money in a Sub-Account of our Separate Account and it invests in NAV shares of a corresponding Portfolio of John Hancock Trust or in shares of a corresponding Portfolio of M Fund, Inc.

THE PORTFOLIOS IN THE SEPARATE ACCOUNT ARE NOT PUBLICLY TRADED MUTUAL FUNDS. The Portfolios are only available to you as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain qualified pension retirement or college savings plans.

Investment Management

The Portfolios' investment advisers and managers (i.e., subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. THE PERFORMANCE OF ANY PUBLICLY TRADED MUTUAL FUND COULD DIFFER SUBSTANTIALLY FROM THAT OF ANY OF THE PORTFOLIOS HELD IN OUR SEPARATE ACCOUNT.

The John Hancock Trust is a so-called "series" type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") provides investment advisory services to the John Hancock Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Trust's Portfolios. JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a Subadviser for a Portfolio or the fees paid to Subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a Subadviser that is an affiliate of JHIMS LLC or the John Hancock Trust (other than by reason of serving as Subadviser to a portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses

The table in the Fee Tables section of the Prospectus shows the investment management fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio's average daily net assets for 2008, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you will earn on any Variable Investment Options you select.

The John Hancock Trust and M Fund, Inc. are each a so-called "series" type mutual fund and each is registered under the 1940 Act as an open-end management investment company.

The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolio attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. Compensation payments may be made by a Portfolio's investment adviser or its affiliates. Any such payments do not, however, result in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.

Fund-of-Funds

The John Hancock Trust's Lifestyle Balanced Trust is a "fund-of-funds" that invests in other underlying mutual funds. Expenses for a fund-of-funds may be higher than that for other portfolios because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for the John Hancock Trust's Lifestyle Balanced Trust contains a description of the underlying portfolios for that Portfolio, including expenses and associated investment risks.

Portfolio Investment Objective and Strategies

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. YOU CAN OBTAIN A COPY OF A PORTFOLIO'S PROSPECTUS, WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE CENTER SHOWN ON THE FIRST PAGE OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.

                               JOHN HANCOCK TRUST
   We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.

CAPITAL GUARDIAN TRUST COMPANY
    Overseas Equity Trust                                          Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in equity securities of a diversified mix of large established and medium-sized foreign companies located primarily in developed countries (outside of the U.S.) and, to a lesser extent, in emerging markets.

DAVIS SELECTED ADVISERS, L.P.
    Financial Services Trust                                       Seeks growth of capital. To do this, the Portfolio invests at least 80% of its net assets in companies that are principally engaged in financial services.

DECLARATION MANAGEMENT & RESEARCH LLC
    Active Bond Trust (1)                                          Seeks income and capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in a diversified mix of debt securities and instruments with maturity durations of approximately 4 to 6 years.

    Total Bond Market Trust B                                      Seeks to track the performance of the Barclays Capital U.S.
                                                                   Aggregate Bond Index (which represents the U.S. investment grade bond market). To do this, the Portfolio invests at least 80% of its net assets in securities listed in the Barclays Capital U.S.
                                                                   Aggregate Bond Index.

    Short-Term Bond Trust                                          Seeks income and capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in a diversified mix of debt securities and instruments with an average credit quality rating of "A" or "AA" and a weighted average effective maturity between one and three years, and no more than 15% of the
                                                                   Portfolio's net assets will be invested in high yield bonds.

                               JOHN HANCOCK TRUST
   We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. ("DIMA")
    Real Estate Securities Trust(2)                                Seeks to achieve a combination of long-term capital appreciation and current income. To do this, the Portfolio invests at least
                                                                   80% of its net assets in equity securities of REITs and real estate companies.

JENNISON ASSOCIATES LLC
    Capital Appreciation Trust                                     Seeks long-term growth of capital. To do this, the Portfolio invests at least 65% of its total assets in equity and equity-
                                                                   related securities of companies that are attractively valued and have above-average growth prospects.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED
    500 Index Trust B                                              Seeks to approximate the aggregate total return of a broad-based
                                                                   U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the S&P 500(R) index and securities that as a group will behave in a manner similar to the index. (3)

    Lifestyle Balanced Trust (4)                                   Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The
                                                                   Portfolio operates as a fund-of-funds and normally invests approximately 40% of its assets in underlying Portfolios which invest primarily in fixed income securities, and approximately
                                                                   60% in underlying Portfolios which invest primarily in equity securities. The subadviser may change this allocation from time to time.

    Mid Cap Index Trust                                            Seeks to approximate the aggregate total return of a mid cap U.S.
                                                                   domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the S&P
                                                                   MidCap 400(R) index(3) and securities that as a group behave in a manner similar to the index.

    Money Market Trust B                                           Seeks to obtain maximum current income consistent with
                                                                   preservation of principal and liquidity. To do this, the
                                                                   Portfolio invests in high quality, U.S. dollar denominated money market instruments. Note: The returns of a Money Market
                                                                   Subaccount in your Contract may become extremely low or possibly negative if the interest rates earned by the underlying Money
                                                                   Market Portfolio are not sufficient to offset Contract expense deductions.

    Optimized All Cap Trust                                        Seeks long-term growth of capital. To do this, the Portfolio invests at least 65% of its total assets in equity securities of large-, mid- and small-cap U.S. companies with strong industry position, leading market share, proven management and strong financials.

    Small Cap Index Trust                                          Seeks to approximate the aggregate total return of a small cap
                                                                   U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the Russell 2000(R) Index(5) and securities that will as a group behave in a manner similar to the index.

                               JOHN HANCOCK TRUST
   We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED (CONTINUED)
    Total Stock Market Index Trust                                 Seeks to approximate the aggregate total return of a broad-based
                                                                   U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the Wilshire 5000(R) Total Market Index(6) and securities that as a group will behave in a manner similar to the index.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
    Global Bond Trust                                              Seeks maximum total return, consistent with preservation of capital and prudent investment management. To do this, the
                                                                   Portfolio invests at least 80% of its net assets in fixed income instruments that are economically tied to at least three
                                                                   countries (one of which may be the U.S.), which may be
                                                                   represented by futures contracts and options on such securities.

    Total Return Trust                                             Seeks maximum total return, consistent with preservation of capital and prudent investment management. To do this, the
                                                                   Portfolio invests at least 65% of its total assets in a
                                                                   diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives.

SSGA FUNDS MANAGEMENT, INC.
    International Equity Index Trust B                             Seeks to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging market countries. To do this, the
                                                                   Portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World
                                                                   Excluding U.S. Index,(7) or American Depository Receipts or
                                                                   Global Depository Receipts representing such securities.

T. ROWE PRICE ASSOCIATES, INC.
    Blue Chip Growth Trust                                         Seeks to provide long-term growth of capital. Current income is a secondary objective. To do this, the Portfolio invests at least
                                                                   80% of its net assets in the common stocks of large and medium-
                                                                   sized blue chip growth companies that are well established in their industries.

    Equity-Income Trust                                            Seeks to provide substantial dividend income and also long-term
    (successor to Classic Value Trust)                             growth of capital. To do this, the Portfolio invests at least 80%
                                                                   of its net assets in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.

    Health Sciences Trust                                          Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences.

    Mid Value Trust                                                Seek long-term capital appreciation. To do this, the Portfolio
    (successor to Mid Cap Value Trust)                             invests at least 80% of its net assets in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

                               JOHN HANCOCK TRUST
   We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.

WELLINGTON MANAGEMENT COMPANY, LLP
    Mid Cap Stock Trust                                            Seeks long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in equity securities of medium-sized companies with significant capital appreciation potential.

    Small Cap Growth Trust                                         Seeks long-term capital appreciation. To do this, the Portfolio
    (successor to Emerging Growth Trust and Small Cap Trust)       invests at least 80% of its net assets in small-cap companies that are believed to offer above-average potential for growth in revenues and earnings.

    Small Cap Value Trust                                          Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in small-cap companies that are believed to be undervalued.

WESTERN ASSET MANAGEMENT COMPANY
    High Yield Trust(8)                                            Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk.
                                                                   To do this, the Portfolio invests at least 80% of its net assets in high yield securities, including corporate bonds, preferred stocks and U.S. Government and foreign securities.

                                  M FUND, INC.
    (We show the Portfolio's manager in bold above the name of the Portfolio)

BRANDES INVESTMENT PARTNERS, LLC
  Brandes International Equity Fund(9)                     Seeks to provide long-term capital appreciation.

IRIDIAN ASSET MANAGEMENT LLC
  Business Opportunity Value Fund(9)                       Seeks to provide long-term capital appreciation.

FRONTIER CAPITAL MANAGEMENT COMPANY, LLC
  Frontier Capital Appreciation Fund (9)                   Seeks to provide maximum capital appreciation.

TURNER INVESTMENT PARTNERS, INC.
  Turner Core Growth Fund (9)                              Seeks to provide long-term capital appreciation.

(1) The Active Bond Trust is also subadvised by MFC Global Investment Management (U.S.), LLC.

(2) RREEF American L.L.C. provides sub-subadvisory services to DIMA in its management of the Real Estate Securities Trust.

(3) "Standard & Poor's(R)," "S&P 500(R)," and "S&P MidCap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust. As of February 28, 2009, the mid cap range for S&P 500(R) was from $224 million to $337.87 billion, and for the S&P MidCap 400(R), was $42 million to $4.6 billion.

(4) Deutsche Asset Management Americas, Inc. provides subadvisory consulting services to MFC Global Investment Management (U.S.A.) Limited in its management of the Lifestyle Trusts.

(5) "Russell 2000(R)" is a trademark of Frank Russell Company. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by the Frank Russell Company, nor does Frank Russell Company make any representation regarding the advisability of investing in the Trust. As of February 28, 2009, the market capitalizations of companies included in the Russell 2000(R) Index ranged was from $3.2 million to $3.7 billion.

(6) "Wilshire 5000(R)" is a trademark of Wilshire Associates. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by Wilshire Associates, nor does Wilshire Associates make any representation regarding the advisability of investing in the Trust. As of October 31, 2008, the market capitalizations of companies included in the Wilshire 5000(R) Total Market Index ranged from $1 million to $385 billion.

(7) "MSCI All Country World ex-USA IndexSM" is a service mark of Morgan Stanley Capital International Inc. and its affiliates ("MSCI"). None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by MSCI, nor does MSCI make any representation regarding the advisability of investing in the Trust. As of February 28, 2009, the market capitalization range of the Index was $199 million to $176 billion.

(8) High Yield Trust is sub-subadvised by Western Asset Management Company Limited.

(9) Available only for Contracts purchased through registered representatives affiliated with the M Financial Group.

                 VI. Information about Fixed Investment Options

IN GENERAL

All of JHLICO's general assets (discussed above) support its obligations under the Fixed Investment Options (as well as all of its other obligations and liabilities). We invest the assets of the Fixed Investment Options (including the DCA rate account) in our General Account. You have no interest in or preferential claim on any of the assets held in our General Account. The investments we purchase with amounts you allocate to any Fixed Investment Option belong to us and we bear all the investment risk on that money as long as it is in those options. You will earn interest at the applicable ownership rate of return even if we experience an investment loss on the assets allocated to these options; any favorable investment performance on these assets, however, belongs to us.

Because of exemptive and exclusionary provisions, interests in the Fixed Investment Options have not been registered under the Securities Act of 1933. We have been advised that the SEC staff has not reviewed the disclosure in this Prospectus relating to the Fixed Investment Options. Disclosure regarding the Fixed Investment Options is, however, subject to certain generally-applicable provisions of the federal securities laws relating to accuracy and completeness of statements made in prospectuses.

How the Fixed Investment Option Works

The amount you've invested in a Fixed Investment Option will earn interest (calculated on a compounded basis) at the initial rates we set at the time of that investment. From time to time, we declare new rates, which will never be less than the guaranteed minimum rate described in your Contract. In most states, the guaranteed minimum interest rate is 2%, and increases to 3% once a Purchase Payment is older than 10 years (for Contracts issued in NY, the guaranteed minimum interest rate is 1 1/2%). For purposes of crediting interest, transfers from a Variable Investment Option will be treated as a Purchase Payment.

Under current practice, we credit interest to amounts allocated to the Fixed Investment Option based on the size of the initial Purchase Payment. We credit a higher rate for initial Purchase Payments of $10,000 or more. The rate of interest credited on each amount varies based upon when that amount was allocated to the Fixed Investment Option.

                          VII. The Accumulation Period

YOUR VALUE IN OUR VARIABLE INVESTMENT OPTIONS

Each Purchase Payment or transfer that you allocate to a Variable Investment Option purchases "accumulation units" of that Variable Investment Option. Similarly, each withdrawal or transfer that you take from a Variable Investment Option (as well as certain charges that may be allocated to that option) result in a cancellation of such accumulation units.

Valuation of Accumulation Units

To determine the number of accumulation units that a specific transaction will purchase or cancel, we use the following formula:

                          dollar amount of transaction
                                   DIVIDED BY
                value of one accumulation unit for the applicable
           Variable Investment Option at the time of such transaction

The value of each accumulation unit will change daily depending upon the investment performance of the Portfolio that corresponds to that Variable Investment Option and certain charges we deduct from such Investment Option. (See below under "Variable Investment Option valuation procedures.")

Therefore, at any time prior to the Maturity Date, the total value of your Contract in a Variable Investment Option can be computed according to the following formula:

         number of accumulation units in the Variable Investment Options
                                  MULTIPLIED BY
               value of one accumulation unit for the applicable
                    Variable Investment Option at that time

VARIABLE INVESTMENT OPTION VALUATION PROCEDURES

We compute the net investment return and accumulation unit values for each Variable Investment Option as of the end of each Business Day. A Business Day is any date on which the New York Stock Exchange is open for daytime trading. Each Business Day ends at the close of daytime trading for the day on that exchange (usually 4:00 p.m. Eastern Time). On any date other than a Business Day, the accumulation unit value will be the same as the value at the close of the next following Business Day.

YOUR VALUE IN THE FIXED INVESTMENT OPTIONS

On any date, the total value of your Contract in a Fixed Investment Option equals:

      - the amount of Purchase Payment or transferred amounts allocated to the Fixed Investment Option, minus

      - the amount of any withdrawals or transfers paid out of the Fixed Investment Option, minus

      - the amount of any charges and fees deducted from that Fixed Investment Option, plus

      - interest compounded daily on any amounts in the Fixed Investment Option from time to time at the effective annual rate of interest we have declared for that Fixed Investment Option.

                            VIII. The Annuity Period

Annuity payments are made to the Annuitant, if still living. If more than one Annuitant is living at the Maturity Date, the payments are made to the younger of them.

MATURITY DATE

Your Contract specifies the Maturity Date, when payments from one of our Annuity Options are scheduled to begin. You initially choose a Maturity Date when you complete your application for a Contract. Unless we otherwise permit, the Maturity Date must be:

      - at least 6 months (12 months for Contracts issued in NY) after the date the first Purchase Payment is applied to your Contract, and

      - no later than the maximum age specified in your Contract (normally age 95; in NY it's the later of age 90 or 10 years after the date we issued your Contract).

Subject to these requirements, you may subsequently change the Maturity Date. Maturity Dates which occur when the Annuitant is at an advanced age, e.g., past age 90, may have adverse income tax consequences. Also, if you are selecting or changing your Maturity Date for a Contract issued under a Qualified Plan, special limits apply (see "IX. Federal Tax Matters"). The Annuities Service Center must receive your new selection at least 31 days prior to the new Maturity Date.

NOTICE OF MATURITY DATE. Under our current administrative procedures, we will send you one or more notices at least 30 days before your scheduled Maturity Date and request that you verify information we currently have on file. We may delay the start of annuity payments if you fail to verify this information.

Choosing Fixed or Variable Annuity Payments


During the Annuity Period, the total value of your Contract must be allocated to no more than four Investment Options. During the Annuity Period, we do not offer the Fixed Investment Options. Instead, we offer annuity payments on an ownership basis as one investment option, and annuity payments on a variable basis for EACH Variable Investment Option.


We will generally apply (1) amounts allocated to the Fixed Investment Options as of the Maturity Date to provide annuity payments on an ownership basis and (2) amounts allocated to Variable Investment Options to provide annuity payments on a variable basis. If you are using more than four Investment Options on the Maturity Date, we will divide your Contract's value among the four Investment Options with the largest values (considering all Fixed Investment Options as a single option), pro-rata based on the amount of the total value of your Contract that you have in each.

We also will deduct any applicable premium tax charge.

Once annuity payments commence, you may not make transfers from Fixed to Variable or from Variable to Fixed Investment Options.

SELECTING AN ANNUITY OPTION

Each Contract provides, at the time of its issuance, for annuity payments to commence on the Maturity Date pursuant to Option A: "Life Annuity with Payments for a Guaranteed Period" for a 10 year period (discussed under "Annuity Options".)

Prior to the Maturity Date, you may select a different Annuity Option. However, if the total value of your Contract on the Maturity Date is not at least $5,000 ($2,000 for Contracts issued in MA), Option A: "Life Annuity with Payments for a Guaranteed Period" for the 10 year period will apply, regardless of any other election that you have made. You may not change the form of Annuity Option once payments commence.

If the initial monthly payment under an Annuity Option would be less than $50 ($20 for Contracts issued in NY), we may make a single sum payment equal to the total Surrender Value of your Contract on the date the initial payment would be payable. Such single payment would replace all other benefits.. Each Contract issued in NY provides that if the initial monthly payment under an Annuity Option would be more than $20 and less than $50, we may, in lieu of providing monthly annuity payments, instead apply your Contract Value to provide payments on a quarterly, semiannual, or annual basis.

Subject to these limitations, your Beneficiary may elect an Annuity Option if:

      -     you have not made an election prior to the Annuitant's death;

      - the Beneficiary is entitled to payment of a death benefit of at least $5,000 in a single sum; and

      - the Beneficiary notifies us of the election prior to the date the proceeds become payable.

Variable Monthly Annuity Payments

During the Annuity Period, the Contract Value must be allocated to no more than four Investment Options. During the Annuity Period, we offer annuity payments on a variable basis for each Variable Investment Option. If you are using more than four Investment Options on the Maturity Date, under a deferred Contract, we will divide your Contract Value (after deducting any premium tax charge that was not deducted from Purchase Payments) among the four Investment Options with the largest values, pro-rata based on the amount of the Contract Value that you have in each.

We determine the amount of the first variable monthly payment under any Variable Investment Option by using the applicable annuity purchase rate for the Annuity Option under which the payment will be made. The Contract sets forth these annuity purchase rates. In most cases they vary by the age and gender of the Annuitant or other payee.

The amount of each subsequent Variable Annuity payment under that Variable Investment Option depends upon the investment performance of that Variable Investment Option.

Here's how it works:

      - we calculate the actual net investment return of the Variable Investment Option (after deducting all charges) during the period between the dates for determining the current and immediately previous monthly payments.

      - if that actual net investment return exceeds the "assumed investment rate" (explained below), the current monthly payment will be larger than the previous one.

      - if the actual net investment return is less than the assumed investment rate, the current monthly payment will be smaller than the previous one.

VARIABLE INVESTMENT OPTION VALUATION PROCEDURES

We compute the net investment return and Annuity Unit values for each Variable Investment Option as of the end of each Business Day. On any date other than a Business Day, the Annuity Unit value will be the same as the value at the close of the next following Business Day.

ASSUMED INVESTMENT RATE

The assumed investment rate for any variable portion of your annuity payments will be 3 1/2% per year, except as follows.

You may elect an assumed investment rate of 5% or 6%, provided such a rate is available in your state. If you elect a higher assumed investment rate, your initial Variable Annuity payment will also be higher. Eventually, however, the monthly Variable Annuity payments may be smaller than if you had elected a lower assumed investment rate.

TRANSFERS DURING THE ANNUITY PERIOD

Some transfers are permitted during the Annuity Period, but subject to different limitations than during the Accumulation Period. Once annuity payments on a variable basis have begun, you may transfer all or part of the investment upon which those payments are based from one Sub-Account to another. You must submit your transfer request to the Annuities Service Center at least 30 DAYS BEFORE the due date of the first annuity payment to which your transfer will apply. Transfers after the Maturity Date will be made by converting the number of ANNUITY UNITs being transferred to the number of Annuity Units of the Sub-Account to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Sub-Account selected. Once annuity payments begin, no transfers may be made from payments on an ownership basis to payments on a variable basis or from payments on a variable basis to payments on an ownership basis. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

FIXED MONTHLY ANNUITY PAYMENTS

The dollar amount of each ownership monthly annuity payment is specified during the entire period of annuity payments, according to the provisions of the Annuity Option selected. To determine such dollar amounts we first, in accordance with the procedures described above, calculate the amount to be applied to the FIXED ANNUITY Option as of the Maturity Date. We then subtract any applicable premium tax charge and divide the difference by $1,000.

We then multiply the result by the greater of:

      - the applicable ownership annuity purchase rate shown in the appropriate table in the Contract; or

      - the rate we currently offer at the time of annuitization. (This current rate may be based on the sex of the Annuitant, unless prohibited by law.)

ANNUITY OPTIONS

Here are some of the Annuity Options that are available, subject to the terms and conditions described above. We reserve the right to make available optional methods of payment in addition to those Annuity Options listed here and in your Contract.

OPTION A - LIFE ANNUITY WITH PAYMENTS FOR A GUARANTEED PERIOD - We will make monthly payments for a guaranteed period of 5, 10, or 20 years, as selected by you or your Beneficiary, and after such period for as long as the payee lives. If the payee dies prior to the end of such guaranteed period, we will continue payments for the remainder of the guarantee period to a contingent payee, subject to the terms of any supplemental agreement issued.

Federal income tax requirements currently applicable to contracts used with H.R. 10 plans and individual retirement annuities provide that the period of years guaranteed under Option A cannot be any greater than the joint life expectancies of the payee and his or her designated Beneficiary.

OPTION B - LIFE ANNUITY WITHOUT FURTHER PAYMENT ON DEATH OF PAYEE - We will make monthly payments to the payee as long as he or she lives. We guarantee no minimum number of payments.

OPTION C - JOINT AND LAST SURVIVOR - We will provide payments monthly, quarterly, semiannually, or annually, for the payee's life and the life of the payee's spouse/joint payee. Upon the death of one payee, we will continue payments to the surviving payee. All payments stop at the death of the surviving payee.

OPTION D - JOINT AND 1/2 SURVIVOR; OR JOINT AND 2/3 SURVIVOR - We will provide payments monthly, quarterly, semiannually, and annually for the payee's life and the life of the payee's spouse/joint payee. Upon the death of one payee, we will continue payments (reduced to 1/2 or 2/3 the full payment amount) to the surviving payee. All payments stop at the death of the surviving payee.

OPTION E - LIFE INCOME WITH CASH REFUND - We will provide payments monthly, quarterly, semiannually, or annually for the payee's life. Upon the payee's death, we will provide a contingent payee with a lump-sum payment, if the total payments to the payee were less than the accumulated value at the time of annuitization. The lump-sum payment, if any, will be for the balance.

OPTION F - INCOME FOR A FIXED PERIOD - We will provide payments monthly, quarterly, semiannually, or annually for a pre-determined period of time to a maximum of 30 years. If the payee dies before the end of the ownership period, payments will continue to a contingent payee until the end of the period.

OPTION G - INCOME OF A SPECIFIC AMOUNT - We will provide payments for a specific amount. Payments will stop only when the amount applied and earnings have been completely paid out. If the payee dies before receiving all the payments, we will continue payments to a contingent payee until the end of the Contract.

With Options A, B, C, and D, we offer both ownership and/or Variable Annuity payments. With Options E, F, and G, we offer only ownership annuity payments. Payments under Options F and G must continue for 10 years, unless your Contract has been in force for 5 years or more.

If the payee is more than 85 years old on the Maturity Date, the following two options are not available without our consent:

      - Option A: "Life Annuity with Payments for a Guarantee Period" for the 5 year period" and

      -  Option B: "Life Annuity without further payment on the death of payee."

                             IX. Federal Tax Matters

INTRODUCTION

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE, OR LOCAL -- OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

OUR TAX STATUS

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our "policyholder reserves." We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state or local taxes.)

SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as partial withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such. You should consult a tax adviser for information on any optional benefit Riders.

If you purchased a Qualified Contract with an optional death benefit or other optional benefit Rider, the presence of these benefits may increase the amount of any required minimum distributions under the requirements of your Qualified Plan. See "Qualified Contracts (Contracts Purchased for a Qualified Plan)" below.

CHARITABLE REMAINDER TRUSTS

This federal tax discussion does not address tax consequences of a Contract used in a charitable remainder trust. The tax consequences of charitable remainder trusts may vary depending on the particular facts and circumstances of each individual case. Additionally, the tax rules governing charitable remainder trusts, or the taxation of a Contract used with a charitable remainder trust, may be subject to change by legislation, regulatory changes, judicial decrees or other means. You should consult competent legal or tax counsel regarding the tax treatment of a charitable remainder trust before purchasing a Contract for use within it.

NONQUALIFIED CONTRACTS

(Contracts Not Purchased to Fund an Individual Retirement Account or Other Qualified Plan)

Undistributed Gains

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your Contract until we actually distribute assets to you.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person.

Taxation of Annuity Payments

When we make payments under a Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of variable annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under IRS regulations). In general, your investment in the Contract equals the aggregate amount of Purchase Payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to tax. A simplified method of determining the taxable portion of annuity payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.

Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant's last tax return or, if there is a beneficiary entitled to receive further payments, will be distributed to the beneficiary as described more fully below under "Taxation of Death Benefit Proceeds."

Surrenders, Withdrawals and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if no extended payment option is selected for a death benefit payment.

When you take a partial withdrawal from a Contract before the Maturity Date, including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. When only the investment in the Contract remains, any subsequent withdrawal made before the Maturity Date will be a tax-free return of investment, until you have recovered your entire investment in the Contract. If you assign or pledge any part of your Contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.

For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all annuity Nonqualified contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to each other. A tax adviser should be consulted in those situations.

Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent such payment exceeds your investment in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

      - if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or

      - if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or

      - if distributed as a series of withdrawals over the Beneficiary's life expectancy, they are taxable to the extent the Contract Value exceeds the investment in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary's income as follows:

      - if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or

      - if distributed in accordance with the existing Annuity Option selected, they are fully excludable from income until the remaining investment in the Contract has been recovered, and all annuity payments thereafter are fully includible in income.

Penalty Tax on Premature Distributions

There is a 10% IRS penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:

      - received on or after the date on which the Contract Owner reaches age 59 1/2;

      - attributable to the Contract Owner becoming disabled (as defined in the tax law);

      - made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;

      - made as a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated individual Beneficiary;

      -     made under a single-premium immediate annuity contract; or

      - made with respect to certain annuities issued in connection with structured settlement agreements.

Note that when a series of substantially equal periodic payments (Life Expectancy Distribution) is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification will cause retroactive imposition of the penalty plus interest on it.

Exchanges of Annuity Contracts


We may issue the Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any Additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may or may not exceed your investment in the Contract. Any excess may be includable in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit.) If you exchange part of an existing contract for the Contract, and within 12 months of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, the exchange may not be treated as a tax free exchange. Rather, the exchange may be treated as if you had made a partial surrender from the existing contract and then purchased the Contract. In these circumstances, some or all of the amount exchanged into the Contract could be includable in your income and subject to a 10% penalty tax. There are various circumstances in which a partial exchange followed by receipt of a payment within 12 months of the exchange is unlikely to affect the tax free treatment of the exchange. You should consult your tax advisor in connection with an exchange of all or part of an annuity contract for the Contract, especially if you may make a withdrawal from either contract within 12 months after the exchange.


Puerto Rico Nonqualified Contracts

IF YOU ARE A RESIDENT OF PUERTO RICO, YOU SHOULD CONSULT A TAX ADVISER. Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions.
Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan ("Nonqualified Contract") are generally treated as a non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax. The Internal Revenue Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.

Distributions under a Nonqualified Contract after annuitization are treated as part taxable income and part non-taxable return of principal. The amount excluded from gross income after annuitization under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the Annuitant's life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.

Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have "investment control" over the underlying assets.

In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the contract owner's gross income. The Internal Revenue Service ("IRS") has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets." As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner's ability to allocate funds among as many as twenty sub-accounts.

The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating Purchase Payments and Contract Values than was the case in those rulings, it is possible that you would be treated as the owner of your Contract's proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

QUALIFIED CONTRACTS

(Contracts Purchased for a Qualified Plan including IRAs)

The Contracts are also available for use in connection with certain types of retirement plans which receive favorable treatment under the Code ("Qualified Plans"). Numerous special tax rules apply to the participants in Qualified Plans and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in Appendix C of this Prospectus and in the Statement of Additional Information, but make no attempt to provide more than general information about use of the Contracts with the various types of Qualified Plans in this Prospectus. We may limit the availability of the Contracts to certain types of Qualified Plans and may discontinue making Contracts available to any Qualified Plan in the future. If you intend to use a Contract in connection with a Qualified Plan you should consult a tax adviser.

We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a Qualified Plan, and contains rules to limit the amount you can contribute to all of your Qualified Plans. Trustees and administrators of Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity payments under certain Qualified Contracts, there may be no "investment in the Contract" and the total amount received may be taxable. Also, loans from Qualified Contracts intended for use under retirement plans qualified under section 403(b) of the Code, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loan must be repaid. (You should always consult your tax adviser and retirement plan fiduciary prior to exercising your loan privileges.) Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution are limited under Qualified Plans.

Under the tax rules, the Owner and the Annuitant may not be different individuals if a Contract is used in connection with a Qualified Plan. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a co-Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in ages between the Annuitant and co-Annuitant. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act, the spouse or ex-spouse of the Owner will have rights in the Contract. In such a case, the Owner may need the consent of the spouse or ex-spouse to change Annuity Options or make a withdrawal from the Contract.

Required Minimum Distributions

Treasury Regulations prescribe required minimum distribution ("RMD") rules governing the time at which distributions to the Owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a benefit provided under an optional rider may affect the amount of the required minimum distributions that must be made under the Contract. Failure to comply with minimum distribution requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. In the case of certain other Qualified Plans, such distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. Distributions made under certain Qualified Plans, including IRAs and Roth IRAs, after the Owner's death must also comply with the minimum distribution requirements, and different rules governing the timing and the manner of payments apply, depending on whether the designated Beneficiary is an individual, and, if so, the Owner's spouse, or an individual other than the Owner's spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your tax adviser.

TEMPORARY WAIVER OF RMDS FOR 2009. On December 23, 2008, the Worker, Retiree, and Employer Recovery Act of 2008 (the "Act") was signed into law. The Act provides a temporary waiver from required minimum distribution (RMD) rules in 2009 for certain tax-qualified retirement plans (including IRAs). You will need to notify us if you wish to suspend systematic withdrawals of RMD amounts under a Contract intended for use with a tax-qualified retirement plan (including an IRA).

Under the Act, no minimum distribution is required for calendar year 2009 from individual retirement plans and employer-provided "defined contribution" retirement plans. The next RMD under these types of plans would be for calendar year 2010. This relief applies to lifetime distributions to employees and IRA owners and after-death distributions to beneficiaries.

In the case of an individual who attains age 70 1/2 in 2009 (i.e., the individual's required beginning date under current law is April 1, 2010), no distribution is required for 2009 and no distribution will be required to be made by April 1, 2010.

If the five year rule applies to the payment of death benefit amounts, the Act provides that the five year period is determined without regard to calendar year 2009. For example, if an individual dies in 2007, the Act provides that the five year period ends in 2013 instead of 2012.

The Act does not change:

      - the requirement for an individual who attains age 70 1/2 in 2008 to begin RMDs, if not made during 2008, by April 1, 2009; and

      -     any RMD for calendar years after 2009.

In the case of an employer-provided plan, the Act also provides that if a plan makes a distribution in 2009 that is an "eligible rollover distribution" (but would have been an RMD if not for the Act's waiver of 2009 requirements), the plan may, but is not required to, offer an employee the ability to make a direct rollover of that amount and provide the employee with a written explanation of the requirement. If the employee elects to receive the distribution, the distribution is not subject to mandatory 20% federal income tax withholding.

Unless you notify us otherwise, we will continue to process systematic withdrawals that you have pre-authorized for an RMD amount. Please read the annuity prospectus carefully for additional information about the systematic withdrawal program(s) offered under your Contract.

You may not be required to take an RMD from a Contract in 2009. If you take a pre-authorized systematic withdrawal for a "required minimum distribution" amount in 2009, the withdrawal: (i) may be subject to income tax and, if your Rider calculates an annual guaranteed amount before age 59 1/2, a 10% IRS penalty tax; (ii) may reduce the death benefit and other optional benefits; and
(iii) may cancel your eligibility to earn a Credit under the provisions of your guaranteed minimum withdrawal benefit Rider during any Contract Year in which you receive a payment under the systematic withdrawal program.

Call or write us at the Annuities Service Center listed on the first page of this Prospectus if you wish to defer your RMD for 2009. If you would like to defer your RMD for 2009 but have already received a scheduled distribution, call our Annuities Service Center within 60 days of receipt of your distribution to discuss your options.

Please consult your tax advisor to determine how the Act affects your RMDs.

Penalty Tax on Premature Distributions

There is also a 10% IRS penalty tax on the taxable amount of any payment from certain Qualified Contracts (but not Section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual's employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an Individual Retirement Annuity or an IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:

      - received on or after the date on which the Contract Owner reaches age 59 1/2;

      - received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or

      - made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and "designated beneficiary" (as defined in the tax law).

Note that when a series of substantially equal periodic payments (Life Expectancy Distribution) is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification will cause retroactive imposition of the penalty plus interest on it.

These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Sections 401 and 403, the exception for substantially equal periodic payments applies only if the Owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs which are used for first time home purchases or for higher education expenses, or for distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your tax adviser.

When we issue a Contract in connection with a Qualified Plan, we will amend the Contract as necessary to conform to the requirements of the plan. However, your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts. We will not be bound by terms and conditions of Qualified Plans to the extent those terms and conditions contradict a Contract, unless we consent.

Rollovers and Transfers

If permitted under your plan, you may make take a distribution:

      - from a traditional IRA and make a "tax-free" rollover to another traditional IRA;

      - from a traditional IRA and make a "tax-free" rollover to a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code;

      - from any Qualified Plan (other than a Section 457 deferred compensation plan maintained by a tax-exempt organization) and make a "tax-free" rollover to a traditional IRA;

      - from a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code and make a "tax-free" rollover to any such plans.

In addition, if your spouse survives you and falls within the definition of "spouse" under the federal Defense of Marriage Act, he or she is permitted to take a distribution from your tax-qualified retirement account and make a "tax-free" rollover to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse's plan. A beneficiary who is not your surviving spouse may, if permitted by the plan, transfer to a traditional IRA the amount distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a traditional IRA. The IRA is treated as an inherited IRA of the non-spouse beneficiary.

You may also make a taxable rollover from a traditional IRA to a Roth IRA. In addition, distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code may be rolled over directly to a Roth IRA if (i) your adjusted gross income is not in excess of $100,000, and (ii) you are not a married taxpayer filing a separate return. This type of rollover is taxable. You may make a tax-free rollover to a Roth IRA from a Roth IRA or from a Roth account in a retirement plan described in Section 401(a) or Section 403(b) of the Code.

Although we allow a beneficiary of an IRA who is eligible to roll the IRA over to a Contract as a traditional or Roth IRA to do so, we do not allow such an IRA beneficiary to purchase any of our optional benefit Riders on that Contract.

In lieu of taking a distribution from your plan (including a Section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer of plan assets.

Withholding on Rollover Distributions.

Eligible rollover distributions from a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code, or a governmental deferred compensation plan described in Section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under Section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments," and (iii) if applicable, certain hardship withdrawals.

Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an applicable plan or a traditional IRA, or a Roth IRA.

If you take a distribution from a Qualified Contract, we may have to take a withdrawal from your Contract Value, withhold it from you, and remit to the IRS. The amount we may be required to withhold is up to 20% of the taxable gain in the Contract. We treat any amount we withhold as a withdrawal from your Contract, which could result in a reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read "What Other Optional Benefits May Have Been Available When I Purchased a Contract?" in "IV. Basic Information" earlier in this Prospectus for information about the impact of withdrawals on optional benefit Riders.

We do not need to withhold amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another tax-qualified retirement plan. Similarly, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us, in lieu of making a distribution to you, if you wish to purchase a Qualified Contract. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU PURCHASED A CONTRACT FOR USE WITH A TAX-QUALIFIED RETIREMENT PLAN.

Conversions and Rollovers to Roth IRAs

You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA unless:

      -     you have adjusted gross income over $100,000; or

      -     you are a married tax payer filing a separate return.

These restrictions do not apply in tax years beginning after December 31, 2009. The Roth IRA annual contribution limit does not apply to converted or rollover amounts.

You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in Section 401(a) or
Section 403(b) of the Code. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.

If you convert a Contract issued as a traditional IRA (or other type of Qualified Contract, if permitted under your plan) to a Roth IRA, or instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, you may instruct us to not withhold any of the conversion for taxes and remittance to the IRS. A direct rollover or conversion is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you do instruct us to withhold for taxes when converting an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in a reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read "What Other Optional Benefits May Have Been Available When I Purchased a Contract?" in "IV. Basic Information" earlier in this Prospectus for information about the impact of withdrawals on optional benefit Riders.

You may find it advantageous to pay the tax due from resources other than your retirement plan assets if you wish to purchase a Contract for use as a Roth IRA through a rollover from that retirement plan. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO USE THE CONTRACT IN CONNECTION WITH A ROTH IRA.

Section 403(b) Qualified Plans

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. We currently are not offering this Contract for use in a retirement plan intended to qualify as a Section

403(b) Qualified Plan (a "Section 403(b) Qualified Plan" or the "Plan") unless
(a) we (or an affiliate of ours) previously issued annuity contracts to that retirement plan, (b) the initial purchase payment for the new Contract is sent to us directly from the Section 403(b) Qualified Plan through your employer, the Plan's administrator, the Plan's sponsor or in the form of a transfer acceptable to us, (c) we have entered into an agreement with your Section 403(b) Qualified Plan concerning the sharing of information related to your Contract (an "Information Sharing Agreement"), and (d) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Qualified Plan that the plan qualifies under Section 403(b) of the Code and complies with applicable Treasury regulations (a "Certificate of Compliance") (Information Sharing Agreement and Certificate of Compliance, together, the "Required Documentation").

We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Qualified Plan.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with a rollover transfer of initial Purchase Payment funds, the transfer may be treated as a taxable transaction.

Loans

A loan privilege is available only to Owners of Contracts issued in connection with Section 403(b) retirement arrangements that are not subject to Title 1 of the Employee Retirement Income Security Act of 1974 (ERISA). The rules governing the availability of loans, including the maximum Loan Amount, are prescribed in the Code, Treasury regulations, IRS rulings, and our procedures in effect at the time a loan is made. Because the rules governing loans under section 403(b) Contracts are complicated, you should consult your tax adviser before exercising the loan privilege. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply.

Federal tax law generally requires loans to be repaid within 5 years (except in cases where the loan was used to acquire the principal residence of a plan participant), with repayments made at least quarterly and in level payments over the term of the loan. Interest will be charged on your Loan Amount. Failure to make a loan repayment when due will result in adverse tax income tax consequences to you.

The amount of any Unpaid Loans will be deducted from the death benefit otherwise payable under the Contract. In addition, loans, whether or not repaid, will have a permanent effect on the Contract Value because the investment results of the Investment Accounts will apply only to the unborrowed portion of the Contract Value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable.

If you are considering making a rollover transfer from a retirement plan described in Section 403(b) of the Code to a traditional IRA or a Roth IRA, you should consult with a qualified tax advisor regarding possible tax consequences. If you have a loan outstanding under the section 403(b) plan, the transfer may subject you to income taxation on the amount of the loan balance.

Please see Appendix C or request a copy of the Statement of Additional Information from the Annuities Service Center for more detailed information regarding Section 403(b) Qualified Plans.

Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. Although we may offer variable annuity contracts in Puerto Rico in connection with Puerto Rican "tax qualified" retirement plans, the text of this Prospectus addresses federal tax law only and is inapplicable to the tax laws of Puerto Rico.

SEE YOUR OWN TAX ADVISER

The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax adviser.

                              X. Other Information

ASSIGNMENT; CHANGE OF OWNER OR BENEFICIARY

To qualify for favorable tax treatment, certain Contracts can't be sold; assigned; discounted; or pledged as collateral for a loan, as security for the performance of an obligation, or for any other purpose, unless the Owner is a trustee under section 401(a) of the Code.

Subject to these limits, while the Annuitant is alive, you may designate someone else as the Owner by written notice to the Annuities
Service Center. You choose the Beneficiary in the application for the Contract. You may change the Beneficiary by written notice no later than receipt of due proof of the death of the Annuitant. Changes of Owner or Beneficiary will take effect when we receive them, whether or not you or the Annuitant is then alive. However, these changes are subject to:

      -     the rights of any assignees of record; and

      -     certain other conditions referenced in the contract.

An assignment, pledge, or other transfer may be a taxable event. See "IX. Federal Tax Matters" above. Therefore, you should consult a competent tax adviser before taking any such action.

BENEFICIARY

The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we will treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we will effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, the Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, IRS regulations may limit designations of Beneficiaries.

SPOUSE

FEDERAL DEFINITION OF SPOUSE. Any federal tax provisions related to status as a "spouse" are governed by the federal Defense of Marriage Act ("DOMA"), which does not recognize civil unions or same-sex marriages that may be allowed under state law. Please consult with your tax advisor for information on how federal tax rules may affect Contracts where civil union or same-sex marriage partners, either singularly or jointly own the Contract, or are designated Annuitant(s), Beneficiary(ies) and/or Covered Person(s).

STATE VARIATIONS. Some states require that civil union and same-sex marriage partners receive the same contractual benefits as spouses who fall within the DOMA definition. To see a table of states with such a requirement, you may request a Statement of Additional Information from the Annuities Service Center. You should consult with a qualified financial professional for additional information on your state's regulations regarding civil unions and same-sex marriages.

PERFORMANCE INFORMATION

We may advertise total return information about investments made in the Variable Investment Options. We refer to this information as "Separate Account level" performance. In our Separate Account level advertisements, we usually calculate total return for 1, 5, and 10 year periods or since the beginning of the applicable Variable Investment Option.

Total return at the Separate Account level is the percentage change between:

      - the value of a hypothetical investment in a Variable Investment Option at the beginning of the relevant period; and

      -     the value at the end of such period.

At the Separate Account level, total return reflects adjustments for:

      -     the mortality and expense risk charges;

      -     the annual contract fee; and

      - any withdrawal charge payable if the Owner surrenders his contract at the end of the relevant period.

Total return at the Separate Account level does not, however, reflect any premium tax charges or any charges for optional benefit Riders. Total return at the Separate Account level will be lower than that at the Portfolio level where comparable charges are not deducted.

We may also advertise total return in a non-standard format in conjunction with the standard format described above. The non-standard format is generally the same as the standard format except that it will not reflect any Contract fee or withdrawal charge and it may be for additional durations.

We may advertise "current yield" and "effective yield" for investments in the Money Market investment option. Current Yield refers to the income earned on your investment in the Money Market investment option over a 7-day period and then annualized. In other words, the income earned in the period is assumed to be earned every 7 days over a 52-week period and stated as a percentage of the investment.

Effective yield is calculated in a similar manner but, when annualized, the income earned by your investment is assumed to be reinvested and thus compounded over the 52-week period. Effective yield will be slightly higher than current yield because of this compounding effect of reinvestment.

Current yield and effective yield reflect all the recurring charges at the Separate Account level, but will not reflect any premium tax, any withdrawal charge, or any charge for optional benefit Riders.

REPORTS

At least annually, we will send you (1) a report showing the number and value of the accumulation units in your Contract and (2) the financial statements of the Portfolios.

VOTING PRIVILEGES

At meetings of the Trust's shareholders, we will generally vote all the shares of each Portfolio that we hold in the Separate Account in accordance with instructions we receive from the Owners of Contracts that participate in the corresponding Variable Investment Option.

VARIATIONS IN CHARGES OR RATES FOR ELIGIBLE CLASSES

We may allow a reduction in or the elimination of any Contract charges, or an increase in a credited interest rate for a Fixed Investment Option. The affected Contracts would involve sales to groups or classes of individuals under special circumstances that we expect to result in a reduction in our expenses associated with the sale or maintenance of the Contracts, or that we expect to result in mortality or other risks that are different from those normally associated with the Contracts.

The entitlement to such variation in charges or rates will be determined by us based upon such factors as the following:

      -     the size of the initial Purchase Payment;

      -     the size of the group or class;

      - the total amount of Purchase Payments expected to be received from the group or class and the manner in which the Payments are remitted;

      - the nature of the group or class for which the Contracts are being purchased and the persistency expected from that group or class as well as the mortality or morbidity risks associated with that group or class;

      - the purpose for which the Contracts are being purchased and whether that purpose makes it likely that the costs and expenses will be reduced; or

      - the level of commissions paid to selling broker-dealers or certain financial institutions with respect to Contracts within the same group or class.

We will make any reduction in charges or increase in initial guarantee rates according to our rules in effect at the time an application for a Contract is approved. We reserve the right to change these rules from time to time. Any variation in charges, rates, or fees will reflect differences in costs and services, will apply uniformly to all prospective Contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any Owner.

DISTRIBUTION OF CONTRACTS

John Hancock Distributors, LLC ("JH Distributors"), a Delaware limited liability company and an affiliate of ours, is the principal underwriter and distributor of the Contract interests offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of John Hancock Trust, whose securities are used to fund certain Variable Investment Options under the Contract and under other annuity and life insurance products we offer.

JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "1934 Act") and is a member of the Financial Industry Regulatory Authority ("FINRA," formerly the National Association of Securities Dealers, Inc., or "NASD").

We offered the Contract for sale through broker-dealers that entered into selling agreements for the sale of the Contracts. Broker-dealers sold the Contract through their registered representatives who have been appointed by us to act as our insurance agents. Signator Investors, Inc. ("Signator"), a subsidiary of John Hancock Life Insurance Company, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also have offered the Contract.

JH Distributors may pay on-going compensation to broker-dealers in connection with the sale or servicing of a Contract. In turn, the broker-dealers pay a portion of the compensation to their registered representatives, under their own arrangements. Signator compensated its registered representatives for sales of the Contracts on a commission and fee service basis. We may also reimburse Signator for direct and indirect expenses actually incurred in connection with the distribution of these Contracts.

Signator representatives may have received additional cash or non-cash incentives (including expenses for conference or seminar trips and certain gifts) in connection with the sale of Contracts issued by us. From time to time, Signator, at its expense, may also have provided significant additional amounts to broker dealers or other financial services firms which sold or arranged for the sale of the Contracts. Such compensation may have included, for example, financial assistance to financial services firms in connection with their conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contracts, and/or other events or activities sponsored by the financial services firms. As a consequence of such additional compensation, representatives and financial services firms, including but not limited to Signator and its representatives, may have been motivated to sell our Contracts instead of Contracts issued by other insurance companies.

We or our affiliates may provide compensation to broker-dealers for providing on-going service in relation to Contracts that have already been purchased. The amount and timing of compensation we or our affiliates may provide may vary, but total compensation paid to broker-dealers with respect to the Contracts is not expected to exceed the amount of compensation for distribution of the Contracts as described in this Prospectus.

STATEMENT OF ADDITIONAL INFORMATION

Our Statement of Additional Information provides additional information about the Contracts and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statement of Additional Information with the SEC on the same date as this Prospectus and incorporate them herein by reference. You may obtain a copy of the current Statement of Additional Information without charge by contacting us at the Annuities Service Center shown on the first page of this Prospectus. The SEC also maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statement of Additional Information below.

JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H
Statement of Additional Information
Table of Contents

                                                                            page of SAI
                                                                            -----------
General Information and History................................                  1
Accumulation Unit Values.......................................                  1
Services.......................................................                  1
  Independent Registered Public Accounting Firm................                  1
  Principal Underwriter........................................                  1
  Special Compensation and Reimbursement Arrangements..........                  1
    Sales and Asset-Based Payments.............................                  4
    Administrative and Processing Support Payments.............                  4
    Other Payments.............................................                  4

                                                                            page of SAI
                                                                            -----------
Calculation of Performance Data....................................              6
  Money Market Variable Investment Options.........................              6
  Other Investment Options.........................................              6
    "Standardized" Total Return....................................              6
    "Non-Standardized" Performance.................................              6
Other Performance Information......................................              6
Table of State Variations..........................................              6
Qualified Plan Types...............................................              8
  Traditional IRAs.................................................              8
  Roth IRAs........................................................              8
  Simple IRA Plans.................................................              9
  Simplified Employee Pensions (SEP-IRAs)..........................              9
  Section 403(b) Qualified Plans or Tax-Sheltered Annuities........             11
  Restrictions Under the Texas Optional Retirement Program.........             11
  Corporate and Self-Employed ("HR 10 and "Keogh") Pension
   and Profit-Sharing Plans........................................             11
  Deferred Compensation Plans of State and Local Governments
   and Tax-Exempt Organizations....................................             12
Calculation of Annuity Payments....................................             12
  Calculation of Annuity Units.....................................             13
    Annuity Unit Values............................................             13
  Mortality Tables.................................................             13
Additional Information About Determining
Unit Values........................................................             14
  Net Investment Rate..............................................             14
  Adjustment of Units and Values...................................             14
  Hypothetical Example Illustrating the Calculation of Accumulation
   Unit Values and Annuity Unit Values.............................             14
Purchases and Redemptions of Portfolio Shares......................             14
The Separate Account...............................................             14
Delay of Certain Payments..........................................             15
Liability for Telephone Transfers..................................             15
Voting Privileges..................................................             15
Legal and Regulatory Matters.......................................             16
Financial Statements...............................................             17

FINANCIAL STATEMENTS

The Statement of Additional Information also contains the Company's financial statements as of the years ended 2007 and 2008, and its Separate Account's financial statements as of the year ended 2008 (the "Financial Statements"). Our Financial Statements provide information on our financial strength as of the year ended 2008, including information on our general account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company's general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.

              APPENDIX A: Examples of Withdrawal Charge Calculation

Assume The Following Facts:

      - On January 1, 2004, you make a $5,000 initial Purchase Payment and we issue you a Contract.

      -     On January 1, 2005, you make a $1,000 Purchase Payment.

      -     On January 1, 2006, you make a $1,000 Purchase Payment.

      - On January 1, 2007, the total value of your Contract is $7,500 because of favorable investment earnings.

Now assume you make a partial withdrawal of $7,000 (no tax withholding) on January 2, 2007. In this case, assuming no prior withdrawals, we would deduct a withdrawal charge that will differ between a Revolution Value II - Value Plan A Contract and a Revolution Value II - Value Plan B Contract.

If you purchased a Value Plan A Contract, the charge would be $360.22, and we would withdraw a total of $7,360.22 from your Contract:

$ 7,000.00 --  withdrawal request payable to you
+   360.22 --  withdrawal charge payable to us
  --------
$ 7,360.22 --  total amount withdrawn from your Contract

If you purchased a Value Plan B Contract, the charge would be $102.15, and we would withdraw a total of $7,102.15 from your Contract:

$ 7,000.00 -- withdrawal request payable to you
+   102.15 -- withdrawal charge payable to us
  --------
$ 7,102.15 -- total amount withdrawn from your Contract

Although the WITHDRAWAL CHARGE on a Value Plan B Contract is LOWER than that on a Value Plan A Contract, the Separate Account ASSET-BASED CHARGE is HIGHER. You would therefore need to achieve better investment results on a Value Plan B Contract to reach the assumed $7,500 of favorable investment earnings.

HERE IS HOW WE DETERMINE THE WITHDRAWAL CHARGE ON A REVOLUTION VALUE II - VALUE PLAN A CONTRACT:

We FIRST distribute to you the $500 profit you have in your Contract ($7,500 total Contract Value less $7,000 of Purchase Payments you have paid) under the free withdrawal provision.

Next we repay to you the $5,000 Purchase Payment you paid in 2004. Under the free withdrawal provision, $200 of that Purchase Payment is charge free ($7,000 total Purchase Payments paid x 10%; less the $500 free withdrawal in the same Contract Year described in paragraph 1 above). We assess a withdrawal charge on the remaining balance of $4,800 from your 2004 Purchase Payment. Because you made that Purchase Payment 3 years ago, the withdrawal charge percentage is 5%. We deduct the resulting $240 from your Contract to cover the withdrawal charge on your 2004 Purchase Payment. We pay the remainder of $4,560 to you as a part of your withdrawal request.

$ 5,000
-   200 - free withdrawal amount (payable to you)
  -----
$ 4,800
x   .05
  -----
$   240 - withdrawal charge on 2004 Purchase Payment (payable to us)

$ 4,800
-   240
  -----
$ 4,560 - part of withdrawal request payable to you

We NEXT deem the entire amount of your 2005 PURCHASE PAYMENT to be withdrawn and we assess a withdrawal charge on that $1,000 amount. Because you made this Purchase Payment 2 years ago, the withdrawal charge percentage is 6%. We deduct the resulting $60 from your Contract to cover the withdrawal charge on your 2005 Purchase Payment. We pay the remainder of $940 to you as a part of your withdrawal request.

$1,000
x  .06
 -----
$   60 --  withdrawal charge on 2005 Purchase Payment (payable to us)

$1,000
-   60
 -----
$  940 --  part of withdrawal request payable to you

We NEXT determine what additional amount we need to withdraw to provide you with the total $7,000 you requested, after the deduction of the withdrawal charge on that additional amount. We have already allocated $500 from profits under paragraph 1 above, $200 of additional free withdrawal amount under paragraph 2, $4,560 from your 2004 Purchase Payment under paragraph 2, and $940 from your 2005 Purchase Payment under paragraph 3. Therefore, $800 is needed to reach $7,000.

$7,000 -- total withdrawal amount requested
-  500 -- profit
-  200 -- free withdrawal amount
-4,560 -- payment deemed from initial Purchase Payment
-  940 -- payment deemed from 2005 Purchase Payment
 -----
$  800 -- additional payment to you needed to reach $7,000

We know that the withdrawal charge percentage for this remaining amount is 7%, because you are already deemed to have withdrawn all Purchase Payments you paid prior to 2006. We use the following formula to determine how much more we need to withdraw:

Remainder due to you = Withdrawal needed - [applicable withdrawal charge percentage times withdrawal needed]

$800      =  x - [.07x]
$800      =  .93x
$800/.93  =  x
$860.22   =  x

$860.22 -- deemed withdrawn from 2006 Purchase Payment
$800.00 -- part of withdrawal request payable to you
-----
$60.22  --  withdrawal  charge on 2006 Purchase  Payment  deemed  withdrawn
            (payable to us) on a Value Plan A Contract

HERE IS HOW WE DETERMINE THE WITHDRAWAL CHARGE ON A REVOLUTION VALUE II - VALUE PLAN B CONTRACT:

We first distribute to you the $500 profit you have in your Contract ($7,500 total Contract Value less $7,000 of Purchase Payments you have paid) under the free withdrawal provision.

Next we repay to you the $5,000 Purchase Payment you paid in 2004. Under the free withdrawal provision, $200 of that Purchase Payment is charge free ($7,000 total Purchase Payments paid x 10%; less the $500 free withdrawal in the same Contract Year described in paragraph 1 above). The remaining balance of $4,800 represents your 2004 Purchase Payment. Because you made that Purchase Payment 3 years ago, there is no withdrawal charge due on that Purchase Payment, and we would pay the full $4,800 to you as a part of your withdrawal request.

$  5,000
-    200 -- free withdrawal amount (payable to you)
  ------
$  4,800
x    .00
  ------
$      0 -- no withdrawal charge on 2004 Purchase Payment

$  4,800
-      0
  ------
$  4,800 -- part of withdrawal request payable to you

We NEXT deem the entire amount of your 2005 PURCHASE PAYMENT to be withdrawn and we assess a withdrawal charge on that $1,000 amount. Because you made this Purchase Payment 2 years ago, the withdrawal charge percentage is 6%. We deduct the resulting $60 from your Contract to cover the withdrawal charge on your 2005
Purchase Payment. We pay the remainder of $940 to you as a part of your withdrawal request.

$   1,000
x     .06
   ------
$      60 --  withdrawal charge on 2005 Purchase Payment (payable to us)

$   1,000
-      60
   ------
$     940 --  part of withdrawal request payable to you

We NEXT determine what additional amount we need to withdraw to provide you with the total $7,000 you requested, after the deduction of the withdrawal charge on that additional amount. We have already allocated $500 from profits under paragraph 1 above, $200 of additional free withdrawal amount under paragraph 2, $4,800 from your 2004 Purchase Payment under paragraph 2, and $940 from your 2005 Purchase Payment under paragraph 3. Therefore, $560 is needed to reach $7,000.

$   7,000 --  total withdrawal amount requested
-     500 --  profit
-     200 --  free withdrawal amount
-   4,800 --  payment deemed from initial Purchase Payment
-     940 --  payment deemed from 2005 Purchase Payment
   ------
$     560 --  additional payment to you needed to reach $7,000

We know that the withdrawal charge percentage for this remaining amount is 7%, because you are already deemed to have withdrawn all Purchase Payments you paid prior to 2006. We use the following formula to determine how much more we need to withdraw: Remainder due to you = Withdrawal needed - [applicable withdrawal charge percentage times withdrawal needed]

$560     =  x - [.07x]
$560     =  .93x
$560/.93 =  x
$ 601.15 =  x

$ 602.15 -- deemed withdrawn from 2006 Purchase Payment
$ 560.00 -- part of withdrawal request payable to you
  ------
$ 42.15  --  withdrawal charge on 2006 Purchase Payment deemed withdrawn
             (payable to us) on a Revolution Value II - Value Plan B Contract

                  APPENDIX B: Optional Enhanced Death Benefits

You may have elected a death benefit that differs from the standard death benefit by purchasing an optional death benefit Rider:

     -    only if the Rider is available in your state;

     -    only when you applied for the Contract;

     - if you elected the Highest Anniversary Value Death Benefit Rider, only if each Owner and each Annuitant was under age 80 at the time you applied for the Contract; and

     - if you elected the Earnings Enhancement Death Benefit Rider, only if each Owner and each Annuitant was under age 75 at the time you applied for the Contract.

We may have waived either or both of the last two restrictions for Contracts purchased prior to the date a Rider was available in your state.

As long as an optional death benefit Rider is in effect, you will pay the monthly charge shown in the Fee Tables for that benefit. The Rider and its related charges terminate on:

     -    the Contract's Maturity Date; or

     -    upon your surrendering the Contract; or

     - a change of ownership, except where a spousal Beneficiary continues the Rider after an Owner's death.

In addition, you may terminate the Highest Anniversary Value Benefit Rider at any time by providing written notification to us at the Annuities Service Center shown on the first page of this Prospectus. If you purchased an Earnings Enhancement Death Benefit Rider, however, you CANNOT request us to terminate the Rider and its charges.

The following is a general summary of some of the terms used in most states for these Riders. For a more complete description of the terms and conditions of any optional death benefit Rider, however, you should refer directly to your Contract.

HIGHEST ANNIVERSARY VALUE DEATH BENEFIT

Under this benefit, we will pay the greater of:

      -     the standard death benefit;

      - the highest total value of your Contract as of any anniversary of your Contract during the measuring period, plus any Purchase Payments you have made since that anniversary, but adjusted for any partial withdrawals you have taken since that anniversary (partial withdrawals reduce this component of the death benefit in direct proportion to the percentage of Contract Value that was reduced).

The "measuring period" for the Highest Anniversary Value Death Benefit Rider includes only those Contract anniversaries that occur (1) before we receive proof of death and (2) before the measuring life attains age 81.

The "measuring life" for the Highest Anniversary Value Death Benefit Rider is:

     - the Owner, if there is only one Owner under your Contract and the death benefit is payable because the Owner dies before the Maturity Date;

     - the oldest Owner, if there are joint Owners under your Contract and the death benefit is payable because either Owner dies before the Maturity Date;

     - the Annuitant, if there is only one Annuitant under your Contract and the death benefit is payable because the Annuitant dies before the Maturity Date;

     - the youngest Annuitant, if there are joint Annuitants under your Contract and the death benefit is payable because the surviving Annuitant dies during the Owner(s) lifetime(s) but before the Maturity Date.

If an Owner is also an Annuitant, we will generally consider that person to be an "Owner" instead of an "Annuitant" for purposes of determining the "measuring life."

FOR A MORE COMPLETE DESCRIPTION OF THE TERMS AND CONDITIONS OF THE RIDER YOU PURCHASED, YOU SHOULD REFER DIRECTLY TO YOUR CONTRACT.

EXAMPLES OF HIGHEST ANNIVERSARY VALUE DEATH BENEFIT CALCULATION

HERE IS HOW THE HIGHEST ANNIVERSARY VALUE DEATH BENEFIT WORKS BEFORE YOU MAKE A
WITHDRAWAL:

Assume:

     - On January 1, 2003, you make a $100,000 initial Purchase Payment and we issue you a Contract.

     -    On  January  1, 2006, your current account value is $95,000.

     -    On  January  1, 2006,  your highest  anniversary value is $120,000.


Then:

     - We first determine your "standard" death benefit. This is the higher of your Purchase Payments ($100,000) and your current account value ($95,000). In this case, the standard death benefit is $100,000.

     - Next, we determine the greater of your standard death benefit ($100,000) and your highest anniversary value ($120,000).

The highest anniversary value death benefit before a withdrawal would be $120,000.

Here is how the highest anniversary death benefit Rider works after you make a withdrawal:

     -    Assume the same facts as above. In addition, assume:

          - On January 2, 2006, you make a partial withdrawal of $10,000.

          - On January 2, 2006, your current account value would have been $95,000 if you had not made a withdrawal.

In this case:

     - We FIRST determine the proportion of your current account value that was reduced by the withdrawal: ($10,000/$95,000) or 10.52631%.

     -    Next, we reduce your Purchase Payment in the same proportion: $100,000
          - ($100,000 x .1052631) = $89,473.69.

     - Next, we determine your revised standard benefit by comparing your current account value after the withdrawal ($85,000) to the reduced Purchase Payment ($89,473.69). In this case, your revised standard death benefit is $89,473.69.

     - Next, we reduce your highest anniversary value in the same proportion as the reduction of current account value: $120,000 - ($120,000 x .1052631) = $107,368.42.

     - Next, we determine the greater of your revised standard death benefit ($89,473.69) and your revised highest anniversary value ($107,368.42).

In this case, the highest anniversary value death benefit after the withdrawal is $107,368.42.

EARNINGS ENHANCEMENT DEATH BENEFIT RIDER

(not available for Contracts issued to Qualified Plans and various states including NY )

Under this benefit, the death benefit may be increased by an earnings enhancement amount that will vary based on the age of the Owners and Annuitants when you purchase the benefit. In certain marketing materials, this Rider may be referred to as the "Beneficiary Tax Relief" benefit because any amounts paid under this benefit can be used to cover taxes that may be due on death benefit proceeds under your Contract. Amounts paid under this benefit, however, may also be subject to tax and may be greater than or less than the amount of taxes due on the death benefits.

The earnings enhancement amount available for purchase varies. In general:

     - if all of the Owners and the Annuitant are under age 70 on the date your benefit is issued, the earnings enhancement amount is 40% of the difference between the Contract's death benefit and your "Net Purchase Payments" (up to a maximum benefit amount of 80% of your "Adjusted Net Purchase Payments"),

     - if any of the Owners or the Annuitant is between age 70 and 75 on the date your benefit is issued (the maximum age we permitted), the earnings enhancement amount is 25% of the difference between the Contract's death benefit and your "Net Purchase Payments" (up to a maximum benefit amount of 50% of your "Adjusted Net Purchase Payments"), and

     - if there are joint Annuitants under your Contract, we will not count the age of the older Annuitant for either of these purposes unless the older Annuitant is also an Owner.

"Net Purchase Payments" for purposes of this Rider, means Purchase Payments you paid for the Contract, less any withdrawals in excess of earnings from your Contract (including any withdrawal charges imposed on these withdrawals). For this purpose, we consider withdrawals to be taken first from earnings on your Contract before they are taken from your Purchase Payments. "Adjusted

Net Purchase Payments" means Net Purchase Payments minus any Purchase Payments you paid in the 12 month period prior to the death of the measuring life (excluding the initial Purchase Payments).

We calculate the "measuring period" and the "measuring life" for the Earnings Enhancement Death Benefit Rider differently than we do for the Highest Anniversary Value Death Benefit Rider. FOR A MORE COMPLETE DESCRIPTION OF THE TERMS AND CONDITIONS OF THE RIDER YOU PURCHASED, YOU SHOULD REFER DIRECTLY TO YOUR CONTRACT.

EXAMPLES OF EARNINGS ENHANCEMENT DEATH BENEFIT CALCULATION

The following are examples of the optional earnings enhancement death benefit. We have assumed that there are earnings under the Contracts in each case. Actual investment performance may be greater or lower than the amounts shown.

EXAMPLE 1 - EARNINGS ENHANCEMENT DEATH BENEFIT WITH STANDARD DEATH BENEFIT, NO ADJUSTMENTS FOR WITHDRAWALS OR ADDITIONAL PURCHASE PAYMENT

Assume:

     - You elect the earnings enhancement death benefit Rider (but not the enhanced death benefit Rider) when you purchased your Contract,

     - At the time of purchase, you and the Annuitant are each under age 70 and you pay an initial Purchase Payment of $100,000,

     - You allocate the Purchase Payment to a Variable Investment Option, and make no transfers of Contract Value to other Investment Options,

     - We determine the death benefit before the Maturity Date, in the fourth year of your Contract on a day when the total value of your Contract is $180,000.

Calculation of Standard Death Benefit

We compare the total value of your Contract ($180,000) to the total amount of Purchase Payments you paid ($100,000, with no adjustment for withdrawals). The standard death benefit is the higher of the two, or $180,000.

Calculation of Earnings Enhancement Amount

Because you and the Annuitant were both under age 70 when the Rider was issued, the earnings enhancement amount is 40% of the difference between the standard death benefit and your "Net Purchase Payments," up to a maximum benefit amount equal to 80% of your "Adjusted Net Purchase Payments."

Calculation of Net Purchase Payments and Adjusted Net Purchase Payments - To determine "Net Purchase Payments," we reduce the Purchase Payments you paid ($100,000) by the amount of any withdrawals in excess of earnings ($0, with no adjustment for withdrawal charges). In this example, the Net Purchase Payments is $100,000. To determine "Adjusted Net Purchase Payments," we reduce the Net Purchase Payments ($100,000) by any Purchase Payments you made, other than the initial Purchase Payment, during the 12 months before we calculated the death benefit ($0). In this example, the "Adjusted Net Purchase Payments" is $100,000.

Calculation of Maximum Benefit Amount - The maximum benefit amount under the earnings enhancement death benefit Rider in this example is 80% of the Adjusted Net Purchase Payments ($100,000), or $80,000.

The earnings enhancement amount is 40% of the difference between the standard death benefit ($180,000) and your Net Purchase Payments ($100,000), up to the maximum benefit amount. In this example, 40% of the difference is $32,000, which is less than the maximum benefit amount ($80,000). The earnings enhancement amount is therefore $32,000.

The total Death Benefit in this example is the standard death benefit ($180,000) plus the earnings enhancement amount ($32,000), or $212,000.

EXAMPLE 2 - EARNINGS ENHANCEMENT DEATH BENEFIT WITH ENHANCED DEATH BENEFIT, ADJUSTED FOR WITHDRAWAL AND ADDITIONAL PURCHASE PAYMENT

Assume:

     - You elect the earnings enhancement death benefit Rider and the enhanced death benefit Rider when you purchase your Contract,

     - At the time of purchase, you are over age 70 and you pay an initial Purchase Payment of $100,000,

     - You allocate the Purchase Payment to a Variable Investment Option, and make no transfers of Contract Value to other Investment Options,

     - On the seventh anniversary of your Contract, your total value in the Contract is $175,000, which is the highest value on any anniversary date

     - On the day after the seventh anniversary of your Contract, you make a withdrawal of $80,000,

     - On the eighth anniversary of your Contract, the total value of your Contract is $110,000, and you make an Additional Purchase Payment of $10,000 at the end of the eighth year of your Contract,

     - We determine the death benefit before the Maturity Date in the middle of the ninth year of your Contract, on a day when the total value of your Contract is $120,000.

Calculation of Enhanced Death Benefit

In this example, the enhanced death benefit is the highest of an accumulated "roll-up" amount, a "highest anniversary value" amount and the value of your Contract on the date the death benefit is determined.

Calculation of Roll-up - We calculate the amount of each Purchase Payment you have paid, accumulated at a 5% effective annual rate, minus any withdrawals. In this example, the accumulated value of your initial Purchase Payment, after adjustment for the $80,000 withdrawal, is $65,319.75, and the accumulated value of your second Purchase Payment is $10,246.95. The total amount of the "roll-up" is $75,566.70.

Calculation of Highest Anniversary Value - We determine the highest anniversary value of your Contract on any anniversary date during the Rider's measuring period ($175,000), plus any Purchase Payments since that date ($10,000), minus any withdrawals since that date ($80,000). In this example, the "highest anniversary value" is $105,000.

The total value of your Contract on the date the death benefit is determined ($120,000) is higher than the roll-up amount ($75,566.70) and higher than the "highest anniversary value" amount ($105,000). The enhanced death benefit is therefore $120,000.

Calculation of Earnings Enhancement Amount

Because you were over age 70 when the Rider was issued, the earnings enhancement amount is 25% of the difference between the enhanced death benefit and your "Net Purchase Payments," up to a maximum benefit amount equal to 50% of your "Adjusted Net Purchase Payments."

Calculation of Net Purchase Payments and Adjusted Net Purchase Payments - To determine "Net Purchase Payments," we reduce the Purchase Payments you paid by the amount of any withdrawals in excess of earnings (including withdrawal charges). In this example, you withdrew $80,000 at a time when your earnings were $75,000 and no withdrawal charges were imposed. The amount withdrawn in excess of earnings is therefore $5,000. Net Purchase Payments is the amount of Purchase Payments paid ($110,000) less amounts withdrawn in excess of earnings ($5,000), or $105,000. To determine "Adjusted Net Purchase Payments," we reduce the Net Purchase Payments ($105,000) by any Purchase Payments you made during the 12 months before we calculated the death benefit ($10,000). In this example, the "Adjusted Net Purchase Payments" is $95,000.

Calculation of Maximum Benefit Amount - The maximum benefit amount under the earnings enhancement death benefit Rider in this example is 50% of your Adjusted Net Purchase Payments ($95,000), or $47,500.

The earnings enhancement amount is 25% of the difference between the enhanced death benefit ($120,000) and your Net Purchase Payments ($105,000), up to the maximum benefit amount. In this example, 25% of the difference is $3,750, which is less than the maximum benefit amount ($47,500). The earnings enhancement amount is therefore $3,750.

The total Death Benefit in this example is the enhanced death benefit ($120,000) plus the earnings enhancement amount ($3,750), or $123,750.

YOU SHOULD CAREFULLY REVIEW THE TAX CONSIDERATIONS FOR OPTIONAL BENEFIT RIDERS ON PAGE 34 IN CONNECTION WITH THESE OPTIONAL DEATH BENEFIT RIDERS. THE DEATH BENEFITS UNDER THESE RIDERS WILL DECREASE IF YOU MAKE PARTIAL WITHDRAWALS UNDER YOUR CONTRACT. THE ENHANCED EARNINGS DEATH BENEFIT RIDER MAY NOT BE APPROPRIATE FOR YOU IF YOU EXPECT TO WITHDRAW EARNINGS.

                        APPENDIX C: Qualified Plan Types

            PLAN TYPE
--------------------------------
        TRADITIONAL IRAS          Section 408 of the Code permits eligible  individuals to contribute to an individual  retirement program  known  as  an  Individual  Retirement  Annuity  or  IRA  (sometimes  referred  to  as a traditional  IRA to  distinguish  it from the Roth IRA  discussed  below).  IRAs are  subject to limits on the amounts that may be contributed and deducted,  the persons who may be eligible and the time when  distributions  may  commence.  Also,  distributions  from certain  other types of qualified  retirement plans may be rolled over on a tax-deferred basis into an IRA. The Contract may not, however,  be used in connection with an Education IRA under Section 530 of the Code. In general,  unless you have made  non-deductible  contributions  to your IRA, all amounts paid out from a  traditional  IRA contract (in the form of an annuity,  a single sum,  death  benefits or partial withdrawal), are taxable to the payee as ordinary income.

            ROTH IRAS             Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a
                                  Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain significant respects. Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income.

        SIMPLE IRA PLANS          In general,  under Section 408(p) of the Code a small  business  employer may establish a SIMPLE
                                  IRA retirement plan if the employer  employed no more than 100 employees earning at least $5,000 during  the  preceding  year.  Under a SIMPLE  IRA plan both  employees  and the  employer  make deductible contributions.  SIMPLE IRAs are subject to various requirements,  including limits on the  amounts  that may be  contributed,  the  persons  who may be  eligible,  and the time  when distributions  may  commence.  The  requirements  for  minimum  distributions  from a SIMPLE IRA retirement  plan are  generally  the same as those  discussed  above  for  distributions  from a traditional IRA. The rules on taxation of distributions  are also similar to those that apply to a traditional  IRA with a few exceptions  (please see the section titled  "Qualified Plan Types"
                                  in the Statement of Additional Information for that information).

      SIMPLIFIED EMPLOYEE         Section 408(k) of the Code allows employers to establish simplified employee pension plans for
     PENSIONS (SEP - IRAS)        their employees, using the employees' IRAs for such purposes, if certain  criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. The requirements for minimum distributions from a SEP - IRA, and rules on taxation of distributions from a SEP - IRA, are generally the same as those discussed above for distributions from a traditional IRA.

    SECTION 403(B) QUALIFIED      Section 403(b) of the Code permits public school employees and employees of certain types of
            PLANS OR              tax-exempt organizations to have their employers purchase annuity contracts for them and, subject
    TAX-SHELTERED ANNUITIES       to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. These Contracts are commonly referred to as "tax-sheltered annuities." We currently are not offering this Contract for use in a Section 403(b) Qualified Plan except under limited circumstances. Please see the Statement of Additional Information for this information.

      CORPORATE AND SELF-         Sections 401(a) and 403(a) of the code permit corporate  employers to establish various types of
      EMPLOYED PENSION AND        tax-deferred retirement plans for employees.  The Self-Employed  Individuals' Tax Retirement Act
 PROFIT-SHARING PLANS (H.R. 10    of 1962,  as amended,  commonly  referred to as "H.R.  - 10" or "Keogh,"  permits  self-employed
           AND KEOGH)             individuals to establish tax-favored  retirement plans for themselves and their employees.  Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans, however, there are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans.

     DEFERRED COMPENSATION        Section  457 of the Code  permits  employees  of state  and  local  governments  and  tax-exempt
    PLANS OF STATE AND LOCAL      organizations  to defer a portion  of their  compensation  without  paying  current  taxes.  The
      GOVERNMENTS AND TAX-        employees must be participants in an eligible deferred compensation plan. A Section 457 plan must
      EXEMPT ORGANIZATIONS        satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency). When we make payments under a Section 457 Contract, the payment is taxed as ordinary income.

For more detailed information about these plan types, you may request a Statement of Additional Information.

                   APPENDIX U: Accumulation Unit Value Tables

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of accumulation units for each Variable Investment Option during the periods shown.

We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses. (See the Fee Tables section of the Prospectus for additional information on these charges.)

Revolution Value II

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H
                  ACCUMULATION UNIT VALUES- REVOLUTION VALUE II

                              YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                              ENDED    ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                            12/31/08  12/31/07  12/31/06  12/31/05  12/31/04 12/31/03 12/31/02 12/31/01 12/31/00 12/31/99
                            -------- --------- --------- --------- --------- -------- -------- -------- -------- --------
500 INDEX TRUST B - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year         16.14     15.56     13.66     13.24        --       --       --       --       --       --
Value at End of Year            9.99     16.14     15.56     13.66        --       --       --       --       --       --
Value Plan "A" No. of Units  505,129   618,199   683,950   735,944        --       --       --       --       --       --
Contracts with no Optional Benefits
Value at Start of Year         15.95     15.42     13.66     13.24        --       --       --       --       --       --
Value at End of Year            9.85     15.95     15.42     13.66        --       --       --       --       --       --
Value Plan "B" No. of Units   33,713    49,483    77,818    83,431        --       --       --       --       --       --
ACTIVE BOND FUND (MERGED INTO ACTIVE BOND TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-2003)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --     10.19    10.00       --       --       --       --
Value at End of Year              --        --        --        --     10.52    10.19       --       --       --       --
Value Plan "A" No. of Units       --        --        --        -- 1,041,900  443,327       --       --       --       --
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --     10.19    10.00       --       --       --       --
Value at End of Year              --        --        --        --     10.52    10.19       --       --       --       --
Value Plan "B" No. of Units       --        --        --        -- 1,041,900  443,327       --       --       --       --
ACTIVE BOND TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year         11.24     10.96     10.64     10.52        --       --       --       --       --       --
Value at End of Year            9.92     11.24     10.96     10.64        --       --       --       --       --       --
Value Plan "A" No. of Units  638,981   754,056   863,214   966,933        --       --       --       --       --       --
Contracts with no Optional Benefits
Value at Start of Year         11.11     10.86     10.64     10.52        --       --       --       --       --       --
Value at End of Year            9.78     11.11     10.86     10.64        --       --       --       --       --       --
Value Plan "B" No. of Units   50,441    60,446    74,786    80,832        --       --       --       --       --       --
AIM V. I. CAPITAL DEVELOPMENT FUND (SHARES MERGED INTO MID CAP INDEX TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-2003)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --     12.84     9.98       --       --       --       --
Value at End of Year              --        --        --        --     14.59    12.84       --       --       --       --
Value Plan "A" No. of Units       --        --        --        --    47,223   14,362       --       --       --       --
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --     12.84     9.98       --       --       --       --
Value at End of Year              --        --        --        --     14.59    12.84       --       --       --       --
Value Plan "B" No. of Units       --        --        --        --    47,223   14,362       --       --       --       --
AIM V. I. PREMIER EQUITY FUND (SHARES MERGED INTO 500 INDEX TRUST B EFF 4-29-05) - NAV SHARES (units first credited
5-01-2003)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --     11.78     9.99       --       --       --       --
Value at End of Year              --        --        --        --     12.28    11.78       --       --       --       --
Value Plan "A" No. of Units       --        --        --        --    23,346   12,153       --       --       --       --
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --     11.78     9.99       --       --       --       --
Value at End of Year              --        --        --        --     12.28    11.78       --       --       --       --
Value Plan "B" No. of Units       --        --        --        --    23,346   12,153       --       --       --       --
BLUE CHIP GROWTH TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year         15.49     13.93     12.89     12.23        --       --       --       --       --       --
Value at End of Year            8.77     15.49     13.93     12.89        --       --       --       --       --       --
Value Plan "A" No. of Units  462,740   557,126   586,768   611,301        --       --       --       --       --       --
Contracts with no Optional Benefits
Value at Start of Year         15.31     13.80     12.89     12.23        --       --       --       --       --       --
Value at End of Year            8.65     15.31     13.80     12.89        --       --       --       --       --       --
Value Plan "B" No. of Units   20,497    35,765    46,876    50,588        --       --       --       --       --       --

Revolution Value II

                              YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                              ENDED    ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                            12/31/08  12/31/07  12/31/06  12/31/05  12/31/04 12/31/03 12/31/02 12/31/01 12/31/00 12/31/99
                            -------- --------- --------- --------- --------- -------- -------- -------- -------- --------
BOND INDEX FUND (REPLACED BY BOND INDEX TRUST B EFF 4-29-05)(NOW TOTAL BOND MARKET TRUST B) - NAV SHARES (units first credited 5-01-2003)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --     10.05    10.00       --       --       --       --
Value at End of Year              --        --        --        --     10.31    10.05       --       --       --       --
Value Plan "A" No. of Units       --        --        --        --   484,158  171,350       --       --       --       --
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --     10.05    10.00       --       --       --       --
Value at End of Year              --        --        --        --     10.31    10.05       --       --       --       --
Value Plan "B" No. of Units       --        --        --        --   484,158  171,350       --       --       --       --
CAPITAL APPRECIATION TRUST - NAV SHARES (units first credited 4-29-2006)
Contracts with no Optional Benefits
Value at Start of Year         13.45     12.22     12.13        --        --       --       --       --       --       --
Value at End of Year            8.32     13.45     12.22        --        --       --       --       --       --       --
Value Plan "A" No. of Units  153,534   194,235   220,976        --        --       --       --       --       --       --
Contracts with no Optional Benefits
Value at Start of Year         13.30     12.11     12.13        --        --       --       --       --       --       --
Value at End of Year            8.20     13.30     12.11        --        --       --       --       --       --       --
Value Plan "B" No. of Units    2,199     3,466    10,234        --        --       --       --       --       --       --
EARNINGS GROWTH FUND (REPLACED BY LARGE CAP GROWTH TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-2003)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --     11.75    10.00       --       --       --       --
Value at End of Year              --        --        --        --     11.89    11.75       --       --       --       --
Value Plan "A" No. of Units       --        --        --        --   214,675   80,620       --       --       --       --
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --     11.75    10.00       --       --       --       --
Value at End of Year              --        --        --        --     11.89    11.75       --       --       --       --
Value Plan "B" No. of Units       --        --        --        --   214,675   80,620       --       --       --       --
EQUITY INDEX FUND (REPLACED BY 500 INDEX TRUST B EFF 4-29-05) - NAV SHARES (units first credited 5-01-2003)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --     12.14     9.99       --       --       --       --
Value at End of Year              --        --        --        --     13.24    12.14       --       --       --       --
Value Plan "A" No. of Units       --        --        --        --   695,131  264,753       --       --       --       --
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --     12.14     9.99       --       --       --       --
Value at End of Year              --        --        --        --     13.24    12.14       --       --       --       --
Value Plan "B" No. of Units       --        --        --        --   695,131  264,753       --       --       --       --
EQUITY-INCOME TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year         16.90     16.59     14.14     14.15        --       --       --       --       --       --
Value at End of Year           10.67     16.90     16.59     14.14        --       --       --       --       --       --
Value Plan "A" No. of Units  796,444   986,078 1,109,939 1,205,792        --       --       --       --       --       --
Contracts with no Optional Benefits
Value at Start of Year         16.71     13.92     14.14     14.15        --       --       --       --       --       --
Value at End of Year           10.52     16.71     13.92     14.14        --       --       --       --       --       --
Value Plan "B" No. of Units   51,733    74,732   114,979   119,277        --       --       --       --       --       --
FIDELITY VIP CONTRAFUND (SHARES MERGED INTO TOTAL STOCK MARKET INDEX TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-2003)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --     12.40     9.99       --       --       --       --
Value at End of Year              --        --        --        --     14.09    12.40       --       --       --       --
Value Plan "A" No. of Units       --        --        --        --   562,827  212,309       --       --       --       --
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --     12.40     9.99       --       --       --       --
Value at End of Year              --        --        --        --     14.09    12.40       --       --       --       --
Value Plan "B" No. of Units       --        --        --        --   562,827  212,309       --       --       --       --
FIDELITY VIP OVERSEAS (SHARES MERGED INTO INTERNATIONAL EQUITY INDEX TRUST B EFF 4-29-05) - NAV SHARES (units first credited 5-01-2003)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --     14.55    10.03       --       --       --       --
Value at End of Year              --        --        --        --     16.27    14.55       --       --       --       --
Value Plan "A" No. of Units       --        --        --        --   128,655   50,831       --       --       --       --

Revolution Value II

                              YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                              ENDED    ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                            12/31/08  12/31/07  12/31/06  12/31/05  12/31/04 12/31/03 12/31/02 12/31/01 12/31/00 12/31/99
                            -------- --------- --------- --------- --------- -------- -------- -------- -------- --------
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --     14.55    10.03       --       --       --       --
Value at End of Year              --        --        --        --     16.27    14.55       --       --       --       --
Value Plan "B" No. of Units       --        --        --        --   128,655   50,831       --       --       --       --
FINANCIAL INDUSTRIES FUND (REPLACED BY FINANCIAL SERVICES TRUST EFF 4-29-05) - NAV SHARES (units first credited
5-01-2003)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --     12.15     9.97       --       --       --       --
Value at End of Year              --        --        --        --     13.01    12.15       --       --       --       --
Value Plan "A" No. of Units       --        --        --        --    83,430   29,653       --       --       --       --
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --     12.15     9.97       --       --       --       --
Value at End of Year              --        --        --        --     13.01    12.15       --       --       --       --
Value Plan "B" No. of Units       --        --        --        --    83,430   29,653       --       --       --       --
FINANCIAL SERVICES TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year         15.38     16.73     13.78     13.01        --       --       --       --       --       --
Value at End of Year            8.39     15.38     16.73     13.78        --       --       --       --       --       --
Value Plan "A" No. of Units   58,898    74,071    82,467    77,643        --       --       --       --       --       --
Contracts with no Optional Benefits
Value at Start of Year         15.20     16.58     13.78     13.01        --       --       --       --       --       --
Value at End of Year            8.27     15.20     16.58     13.78        --       --       --       --       --       --
Value Plan "B" No. of Units    3,776     4,122     5,006     5,125        --       --       --       --       --       --
FUNDAMENTAL GROWTH FUND (MERGED INTO LARGE CAP GROWTH FUND EFF 11-1-04) - NAV SHARES (units first credited 5-01-2003)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --        --    10.00       --       --       --       --
Value at End of Year              --        --        --        --        --    12.62       --       --       --       --
Value Plan "A" No. of Units       --        --        --        --        --   35,746       --       --       --       --
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --        --    10.00       --       --       --       --
Value at End of Year              --        --        --        --        --    12.62       --       --       --       --
Value Plan "B" No. of Units       --        --        --        --        --   35,746       --       --       --       --
FUNDAMENTAL VALUE FUND (REPLACED BY EQUITY-INCOME TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-2003)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --     12.42    10.00       --       --       --       --
Value at End of Year              --        --        --        --     14.15    12.42       --       --       --       --
Value Plan "A" No. of Units       --        --        --        --   381,952   58,271       --       --       --       --
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --     12.42    10.00       --       --       --       --
Value at End of Year              --        --        --        --     14.15    12.42       --       --       --       --
Value Plan "B" No. of Units       --        --        --        --   381,952   58,271       --       --       --       --
FUNDAMENTAL VALUE FUND B (FORMERLY LARGE CAP VALUE CORE SM)(MERGED INTO FUNDAMENTAL VALUE FUND EFF 11-1-04) - NAV SHARES
(units first credited 5-01-2003)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --        --    10.01       --       --       --       --
Value at End of Year              --        --        --        --        --    12.47       --       --       --       --
Value Plan "A" No. of Units       --        --        --        --        --   69,178       --       --       --       --
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --        --    10.01       --       --       --       --
Value at End of Year              --        --        --        --        --    12.47       --       --       --       --
Value Plan "B" No. of Units       --        --        --        --        --   69,178       --       --       --       --
GLOBAL BOND FUND (REPLACED BY GLOBAL BOND TRUST EFF 4-29-05) - NAV SHARES (units first credited 11-01-2003)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --     10.95    10.04       --       --       --       --
Value at End of Year              --        --        --        --     11.94    10.95       --       --       --       --
Value Plan "A" No. of Units       --        --        --        --   359,727  153,937       --       --       --       --
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --     10.95    10.04       --       --       --       --
Value at End of Year              --        --        --        --     11.94    10.95       --       --       --       --
Value Plan "B" No. of Units       --        --        --        --   359,727  153,937       --       --       --       --

Revolution Value II

                              YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                              ENDED    ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                            12/31/08  12/31/07  12/31/06  12/31/05  12/31/04 12/31/03 12/31/02 12/31/01 12/31/00 12/31/99
                            -------- --------- --------- --------- --------- -------- -------- -------- -------- --------
GLOBAL BOND TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year         12.23     11.32     10.91     11.94        --       --       --       --       --       --
Value at End of Year           11.52     12.23     11.32     10.91        --       --       --       --       --       --
Value Plan "A" No. of Units  274,918   293,634   319,840   362,983        --       --       --       --       --       --
Contracts with no Optional Benefits
Value at Start of Year         12.09     11.22     10.91     11.94        --       --       --       --       --       --
Value at End of Year           11.36     12.09     11.22     10.91        --       --       --       --       --       --
Value Plan "B" No. of Units   21,949    31,354    41,175    45,815        --       --       --       --       --       --
GROWTH & INCOME FUND (MERGED INTO GROWTH & INCOME TRUST II EFF 4-29-05)(NOW GROWTH & INCOME TRUST) - NAV SHARES (units first credited 11-01-2003)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --     11.91    10.00       --       --       --       --
Value at End of Year              --        --        --        --     13.02    11.91       --       --       --       --
Value Plan "A" No. of Units       --        --        --        --   582,173  210,252       --       --       --       --
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --     11.91    10.00       --       --       --       --
Value at End of Year              --        --        --        --     13.02    11.91       --       --       --       --
Value Plan "B" No. of Units       --        --        --        --   582,173  210,252       --       --       --       --
GROWTH & INCOME TRUST (MERGED INTO OPTIMIZED ALL CAP TRUST EFF 4-25-08) - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year            --     15.54     13.99     13.02        --       --       --       --       --       --
Value at End of Year              --     15.94     15.54     13.99        --       --       --       --       --       --
Value Plan "A" No. of Units       --   484,033   543,379   566,130        --       --       --       --       --       --
Contracts with no Optional Benefits
Value at Start of Year            --     15.40     13.99     13.02        --       --       --       --       --       --
Value at End of Year              --     15.75     15.40     13.99        --       --       --       --       --       --
Value Plan "B" No. of Units       --    36,320    44,383    40,334        --       --       --       --       --       --
HEALTH SCIENCES FUND (REPLACED BY HEALTH SCIENCES TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-2003)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --     12.38    10.05       --       --       --       --
Value at End of Year              --        --        --        --     13.56    12.38       --       --       --       --
Value Plan "A" No. of Units       --        --        --        --   143,912   53,333       --       --       --       --
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --     12.38    10.05       --       --       --       --
Value at End of Year              --        --        --        --     13.56    12.38       --       --       --       --
Value Plan "B" No. of Units       --        --        --        --   143,912   53,333       --       --       --       --
HEALTH SCIENCES TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year         19.49     16.80     15.72     13.56        --       --       --       --       --       --
Value at End of Year           13.47     19.49     16.80     15.72        --       --       --       --       --       --
Value Plan "A" No. of Units  104,889   140,087   137,524   146,187        --       --       --       --       --       --
Contracts with no Optional Benefits
Value at Start of Year         19.26     16.64     15.72     13.56        --       --       --       --       --       --
Value at End of Year           13.28     19.26     16.64     15.72        --       --       --       --       --       --
Value Plan "B" No. of Units    4,528     6,127     8,179     8,962        --       --       --       --       --       --
HIGH YIELD BOND FUND (REPLACED BY HIGH YIELD TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-2003)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --     10.68    10.02       --       --       --       --
Value at End of Year              --        --        --        --     11.38    10.68       --       --       --       --
Value Plan "A" No. of Units       --        --        --        --   507,832  213,542       --       --       --       --
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --     10.68    10.02       --       --       --       --
Value at End of Year              --        --        --        --     11.38    10.68       --       --       --       --
Value Plan "B" No. of Units       --        --        --        --   507,832  213,542       --       --       --       --
HIGH YIELD TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year         12.70     12.67     11.64     11.38        --       --       --       --       --       --
Value at End of Year            8.83     12.70     12.67     11.64        --       --       --       --       --       --
Value Plan "A" No. of Units  345,419   402,504   451,579   489,099        --       --       --       --       --       --

Revolution Value II

                              YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                              ENDED    ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                            12/31/08  12/31/07  12/31/06  12/31/05  12/31/04 12/31/03 12/31/02 12/31/01 12/31/00 12/31/99
                            -------- --------- --------- --------- --------- -------- -------- -------- -------- --------
Contracts with no Optional Benefits
Value at Start of Year         12.56     12.56     11.64     11.38        --       --       --       --       --       --
Value at End of Year            8.71     12.56     12.56     11.64        --       --       --       --       --       --
Value Plan "B" No. of Units   30,252    41,855    48,466    48,198        --       --       --       --       --       --
INTERNATIONAL EQUITY INDEX FUND (REPLACED BY INTERNATIONAL EQUITY INDEX TRUST B EFF 4-29-05) - NAV SHARES (units first credited 5-01-2003)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --     13.90    10.03       --       --       --       --
Value at End of Year              --        --        --        --     16.48    13.90       --       --       --       --
Value Plan "A" No. of Units       --        --        --        --   136,982   54,957       --       --       --       --
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --     13.90    10.03       --       --       --       --
Value at End of Year              --        --        --        --     16.48    13.90       --       --       --       --
Value Plan "B" No. of Units       --        --        --        --   136,982   54,957       --       --       --       --
INTERNATIONAL EQUITY INDEX TRUST B - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year         27.14     23.77     18.98     16.48        --       --       --       --       --       --
Value at End of Year           14.88     27.14     23.77     18.98        --       --       --       --       --       --
Value Plan "A" No. of Units  232,188   287,105   337,408   354,395        --       --       --       --       --       --
Contracts with no Optional Benefits
Value at Start of Year         26.83     23.56     18.98     16.48        --       --       --       --       --       --
Value at End of Year           14.67     26.83     23.56     18.98        --       --       --       --       --       --
Value Plan "B" No. of Units   16,729    23,840    31,546    30,635        --       --       --       --       --       --
JANUS GLOBAL TECHNOLOGY (SHARES MERGED INTO TOTAL STOCK MARKET INDEX TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --     13.66    10.04       --       --       --       --
Value at End of Year              --        --        --        --     13.54    13.66       --       --       --       --
Value Plan "A" No. of Units       --        --        --        --    65,818   25,339       --       --       --       --
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --     13.66    10.04       --       --       --       --
Value at End of Year              --        --        --        --     13.54    13.66       --       --       --       --
Value Plan "B" No. of Units       --        --        --        --    65,818   25,339       --       --       --       --
JANUS WORLDWIDE GROWTH (SHARES MERGED INTO INTERNATIONAL EQUITY INDEX TRUST B EFF 4-29-05) - NAV SHARES (units first credited 11-01-2003)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --     12.42    10.01       --       --       --       --
Value at End of Year              --        --        --        --     12.79    12.42       --       --       --       --
Value Plan "A" No. of Units       --        --        --        --    36,775   16,314       --       --       --       --
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --     12.42    10.01       --       --       --       --
Value at End of Year              --        --        --        --     12.79    12.42       --       --       --       --
Value Plan "B" No. of Units       --        --        --        --    36,775   16,314       --       --       --       --
LARGE CAP GROWTH FUND (REPLACED BY BLUE CHIP GROWTH TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-2003)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --     11.89    10.01       --       --       --       --
Value at End of Year              --        --        --        --     12.23    11.89       --       --       --       --
Value Plan "A" No. of Units       --        --        --        --   608,046  172,604       --       --       --       --
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --     11.89    10.01       --       --       --       --
Value at End of Year              --        --        --        --     12.23    11.89       --       --       --       --
Value Plan "B" No. of Units       --        --        --        --   608,046  172,604       --       --       --       --
LARGE CAP GROWTH FUND B (FORMERLY LARGE CAP AGGRESSIVE GROWTH)(MERGED INTO LARGE CAP GROWTH FUND EFF 11-1-04) - NAV
SHARES (units first credited 5-01-2003)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --        --     9.98       --       --       --       --
Value at End of Year              --        --        --        --        --    12.15       --       --       --       --
Value Plan "A" No. of Units       --        --        --        --        --   26,456       --       --       --       --
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --        --     9.98       --       --       --       --
Value at End of Year              --        --        --        --        --    12.15       --       --       --       --
Value Plan "B" No. of Units       --        --        --        --        --   26,456       --       --       --       --

Revolution Value II

                              YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                              ENDED    ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                            12/31/08  12/31/07  12/31/06  12/31/05  12/31/04 12/31/03 12/31/02 12/31/01 12/31/00 12/31/99
                            -------- --------- --------- --------- --------- -------- -------- -------- -------- --------
LARGE CAP GROWTH TRUST (MERGED INTO CAPITAL APPRECIATION TRUST EFF 4-28-2006) - NAV SHARES (units first credited
4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --     12.02        --       --       --       --       --       --
Value at End of Year              --        --        --     11.92        --       --       --       --       --       --
Value Plan "A" No. of Units       --        --        --   230,803        --       --       --       --       --       --
Contracts with no Optional Benefits
Value at Start of Year            --        --        --     12.02        --       --       --       --       --       --
Value at End of Year              --        --        --     11.92        --       --       --       --       --       --
Value Plan "B" No. of Units       --        --        --    13,439        --       --       --       --       --       --
LARGE CAP VALUE FUND (REPLACED BY EQUITY-INCOME TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-2003)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --     12.17     9.99       --       --       --       --
Value at End of Year              --        --        --        --     13.79    12.17       --       --       --       --
Value Plan "A" No. of Units       --        --        --        --   861,562  321,044       --       --       --       --
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --     12.17     9.99       --       --       --       --
Value at End of Year              --        --        --        --     13.79    12.17       --       --       --       --
Value Plan "B" No. of Units       --        --        --        --   861,562  321,044       --       --       --       --
LIFESTYLE BALANCED TRUST - NAV SHARES (units first credited 11-07-2008)
Contracts with no Optional Benefits
Value at Start of Year         10.13        --        --        --        --       --       --       --       --       --
Value at End of Year           10.03        --        --        --        --       --       --       --       --       --
Value Plan "A" No. of Units  870,598        --        --        --        --       --       --       --       --       --
Contracts with no Optional Benefits
Value at Start of Year          9.99        --        --        --        --       --       --       --       --       --
Value at End of Year            9.88        --        --        --        --       --       --       --       --       --
Value Plan "B" No. of Units   43,868        --        --        --        --       --       --       --       --       --
MANAGED FUND (MERGED INTO MANAGED TRUST EFF 4-29-05) - NAV SHARES (units first credited 11-01-2003)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --     11.34    10.00       --       --       --       --
Value at End of Year              --        --        --        --     12.09    11.34       --       --       --       --
Value Plan "A" No. of Units       --        --        --        -- 1,554,449  566,087       --       --       --       --
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --     11.34    10.00       --       --       --       --
Value at End of Year              --        --        --        --     12.09    11.34       --       --       --       --
Value Plan "B" No. of Units       --        --        --        -- 1,554,449  566,087       --       --       --       --
MANAGED TRUST (MERGED INTO LIFESTYLE BALANCED TRUST EFF 11-7-08) - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year            --     12.96     12.23     12.09        --       --       --       --       --       --
Value at End of Year              --     13.03     12.96     12.23        --       --       --       --       --       --
Value Plan "A" No. of Units       -- 1,109,428 1,276,944 1,480,337        --       --       --       --       --       --
Contracts with no Optional Benefits
Value at Start of Year            --     12.84     12.23     12.09        --       --       --       --       --       --
Value at End of Year              --     12.87     12.84     12.23        --       --       --       --       --       --
Value Plan "B" No. of Units       --    77,566    91,466   103,171        --       --       --       --       --       --
MFS INVESTORS GROWTH STOCK (SHARES MERGED INTO 500 INDEX TRUST B EFF 4-29-05) - NAV SHARES (units first credited
5-01-2003)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --     11.50    10.01       --       --       --       --
Value at End of Year              --        --        --        --     12.38    11.50       --       --       --       --
Value Plan "A" No. of Units       --        --        --        --    74,775   29,245       --       --       --       --
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --     11.50    10.01       --       --       --       --
Value at End of Year              --        --        --        --     12.38    11.50       --       --       --       --
Value Plan "B" No. of Units       --        --        --        --    74,775   29,245       --       --       --       --
MFS RESEARCH (SHARES MERGED INTO TOTAL STOCK MARKET INDEX TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-2003)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --     11.85     9.99       --       --       --       --
Value at End of Year              --        --        --        --     13.53    11.85       --       --       --       --
Value Plan "A" No. of Units       --        --        --        --    16,845    7,791       --       --       --       --

Revolution Value II

                              YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                              ENDED    ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                            12/31/08  12/31/07  12/31/06  12/31/05  12/31/04 12/31/03 12/31/02 12/31/01 12/31/00 12/31/99
                            -------- --------- --------- --------- --------- -------- -------- -------- -------- --------
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --     11.85     9.99       --       --       --       --
Value at End of Year              --        --        --        --     13.53    11.85       --       --       --       --
Value Plan "B" No. of Units       --        --        --        --    16,845    7,791       --       --       --       --
MID CAP GROWTH FUND (REPLACED BY MID CAP STOCK TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-2003)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --     14.07     9.98       --       --       --       --
Value at End of Year              --        --        --        --     15.49    14.07       --       --       --       --
Value Plan "A" No. of Units       --        --        --        --   256,807   95,618       --       --       --       --
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --     14.07     9.98       --       --       --       --
Value at End of Year              --        --        --        --     15.49    14.07       --       --       --       --
Value Plan "B" No. of Units       --        --        --        --   256,807   95,618       --       --       --       --
MID CAP INDEX TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year         17.94     16.92     15.65     14.59        --       --       --       --       --       --
Value at End of Year           11.25     17.94     16.92     15.65        --       --       --       --       --       --
Value Plan "A" No. of Units   40,269    46,829    56,322    62,663        --       --       --       --       --       --
Contracts with no Optional Benefits
Value at Start of Year         17.73     16.77     15.65     14.59        --       --       --       --       --       --
Value at End of Year           11.09     17.73     16.77     15.65        --       --       --       --       --       --
Value Plan "B" No. of Units    4,363     5,228     8,484     8,414        --       --       --       --       --       --
MID CAP STOCK TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year         24.54     20.15     17.99     15.49        --       --       --       --       --       --
Value at End of Year           13.61     24.54     20.15     17.99        --       --       --       --       --       --
Value Plan "A" No. of Units  165,290   244,469   242,165   254,312        --       --       --       --       --       --
Contracts with no Optional Benefits
Value at Start of Year         24.26     19.96     17.99     15.49        --       --       --       --       --       --
Value at End of Year           13.41     24.26     19.96     17.99        --       --       --       --       --       --
Value Plan "B" No. of Units   14,303    17,223    25,918    27,948        --       --       --       --       --       --
MID CAP VALUE FUND (MERGED INTO MID CAP VALUE B FUND EFF 11-1-04) - NAV SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --        --    10.00       --       --       --       --
Value at End of Year              --        --        --        --        --    13.54       --       --       --       --
Value Plan "A" No. of Units       --        --        --        --        --  129,311       --       --       --       --
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --        --    10.00       --       --       --       --
Value at End of Year              --        --        --        --        --    13.54       --       --       --       --
Value Plan "B" No. of Units       --        --        --        --        --  129,311       --       --       --       --
MID CAP VALUE B FUND (MERGED INTO MID VALUE TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-2003)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --     13.98     9.99       --       --       --       --
Value at End of Year              --        --        --        --     16.37    13.98       --       --       --       --
Value Plan "A" No. of Units       --        --        --        --   504,877   58,481       --       --       --       --
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --     13.98     9.99       --       --       --       --
Value at End of Year              --        --        --        --     16.37    13.98       --       --       --       --
Value Plan "B" No. of Units       --        --        --        --   504,877   58,481       --       --       --       --
MID VALUE TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year         20.35     20.54     17.32     16.37        --       --       --       --       --       --
Value at End of Year           13.10     20.35     20.54     17.32        --       --       --       --       --       --
Value Plan "A" No. of Units  337,540   406,005   450,637   488,819        --       --       --       --       --       --
Contracts with no Optional Benefits
Value at Start of Year         20.12     20.36     17.32     16.37        --       --       --       --       --       --
Value at End of Year           12.92     20.12     20.36     17.32        --       --       --       --       --       --
Value Plan "B" No. of Units   19,914    26,936    37,832    38,550        --       --       --       --       --       --

Revolution Value II

                              YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                              ENDED    ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                            12/31/08  12/31/07  12/31/06  12/31/05  12/31/04 12/31/03 12/31/02 12/31/01 12/31/00 12/31/99
                            -------- --------- --------- --------- --------- -------- -------- -------- -------- --------
MONEY MARKET FUND (REPLACED BY MONEY MARKET TRUST B EFF 4-29-05) - NAV SHARES (units first credited 5-01-2003)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --      9.96    10.00       --       --       --       --
Value at End of Year              --        --        --        --      9.92     9.96       --       --       --       --
Value Plan "A" No. of Units       --        --        --        --   306,363  227,025       --       --       --       --
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --      9.96    10.00       --       --       --       --
Value at End of Year              --        --        --        --      9.92     9.96       --       --       --       --
Value Plan "B" No. of Units       --        --        --        --   306,363  227,025       --       --       --       --
MONEY MARKET TRUST B - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year         10.74     10.39     10.07      9.62        --       --       --       --       --       --
Value at End of Year           10.80     10.74     10.39     10.07        --       --       --       --       --       --
Value Plan "A" No. of Units  652,923   291,815   287,541   297,606        --       --       --       --       --       --
Contracts with no Optional Benefits
Value at Start of Year         10.62     10.30     10.07      9.62        --       --       --       --       --       --
Value at End of Year           10.66     10.62     10.30     10.07        --       --       --       --       --       --
Value Plan "B" No. of Units   42,390    48,879    25,292    28,035        --       --       --       --       --       --
OPTIMIZED ALL CAP TRUST - NAV SHARES (units first credited 4-25-2008)
Contracts with no Optional Benefits
Value at Start of Year         14.54        --        --        --        --       --       --       --       --       --
Value at End of Year            8.68        --        --        --        --       --       --       --       --       --
Value Plan "A" No. of Units  403,240        --        --        --        --       --       --       --       --       --
Contracts with no Optional Benefits
Value at Start of Year         14.36        --        --        --        --       --       --       --       --       --
Value at End of Year            8.56        --        --        --        --       --       --       --       --       --
Value Plan "B" No. of Units   25,272        --        --        --        --       --       --       --       --       --
OVERSEAS EQUITY B FUND (MERGED INTO OVERSEAS EQUITY TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-2003)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --     13.17    10.02       --       --       --       --
Value at End of Year              --        --        --        --     14.41    13.17       --       --       --       --
Value Plan "A" No. of Units       --        --        --        --   304,218   32,417       --       --       --       --
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --     13.17    10.02       --       --       --       --
Value at End of Year              --        --        --        --     14.41    13.17       --       --       --       --
Value Plan "B" No. of Units       --        --        --        --   304,218   32,417       --       --       --       --
OVERSEAS EQUITY C FUND (FORMERLY EMERGING MARKETS EQUITY)(MERGED INTO OVERSEAS EQUITY B FUND EFF 11-1-04) - NAV SHARES
(units first credited 5-01-2003)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --        --    10.01       --       --       --       --
Value at End of Year              --        --        --        --        --    15.40       --       --       --       --
Value Plan "A" No. of Units       --        --        --        --        --   30,182       --       --       --       --
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --        --    10.01       --       --       --       --
Value at End of Year              --        --        --        --        --    15.40       --       --       --       --
Value Plan "B" No. of Units       --        --        --        --        --   30,182       --       --       --       --
OVERSEAS EQUITY FUND (MERGED INTO OVERSEAS EQUITY B FUND EFF 11-1-04) - NAV SHARES (units first credited 5-01-2003)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --        --    10.01       --       --       --       --
Value at End of Year              --        --        --        --        --    13.34       --       --       --       --
Value Plan "A" No. of Units       --        --        --        --        --   31,835       --       --       --       --
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --        --    10.01       --       --       --       --
Value at End of Year              --        --        --        --        --    13.34       --       --       --       --
Value Plan "B" No. of Units       --        --        --        --        --   31,835       --       --       --       --
OVERSEAS EQUITY TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year         22.01     19.85     16.81     14.41        --       --       --       --       --       --
Value at End of Year           12.57     22.01     19.85     16.81        --       --       --       --       --       --
Value Plan "A" No. of Units  233,092   265,654   283,182   292,949        --       --       --       --       --       --

Revolution Value II

                              YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                              ENDED    ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                            12/31/08  12/31/07  12/31/06  12/31/05  12/31/04 12/31/03 12/31/02 12/31/01 12/31/00 12/31/99
                            -------- --------- --------- --------- --------- -------- -------- -------- -------- --------
Contracts with no Optional Benefits
Value at Start of Year         21.76     19.67     16.81     14.41        --       --       --       --       --       --
Value at End of Year           12.40     21.76     19.67     16.81        --       --       --       --       --       --
Value Plan "B" No. of Units   22,709    26,022    29,933    29,385        --       --       --       --       --       --
REAL ESTATE EQUITY FUND (REPLACED BY REAL ESTATE SECURITIES TRUST EFF 4-29-05) - NAV SHARES (units first credited
11-01-2003)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --     12.88    10.07       --       --       --       --
Value at End of Year              --        --        --        --     17.32    12.88       --       --       --       --
Value Plan "A" No. of Units       --        --        --        --   260,320   70,858       --       --       --       --
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --     12.88    10.07       --       --       --       --
Value at End of Year              --        --        --        --     17.32    12.88       --       --       --       --
Value Plan "B" No. of Units       --        --        --        --   260,320   70,858       --       --       --       --
REAL ESTATE SECURITIES TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year         21.73     26.10     19.17     17.32        --       --       --       --       --       --
Value at End of Year           12.98     21.73     26.10     19.17        --       --       --       --       --       --
Value Plan "A" No. of Units  140,590   189,491   242,230   250,763        --       --       --       --       --       --
Contracts with no Optional Benefits
Value at Start of Year         21.47     25.87     19.17     17.32        --       --       --       --       --       --
Value at End of Year           12.79     21.47     25.87     19.17        --       --       --       --       --       --
Value Plan "B" No. of Units    7,814    15,293    24,549    24,713        --       --       --       --       --       --
SHORT-TERM BOND FUND (MERGED INTO SHORT-TERM BOND TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-2003)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --     10.03    10.00       --       --       --       --
Value at End of Year              --        --        --        --     10.02    10.03       --       --       --       --
Value Plan "A" No. of Units       --        --        --        --   840,534  297,972       --       --       --       --
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --     10.03    10.00       --       --       --       --
Value at End of Year              --        --        --        --     10.02    10.03       --       --       --       --
Value Plan "B" No. of Units       --        --        --        --   840,534  297,972       --       --       --       --
SHORT-TERM BOND TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year         10.59     10.40     10.09     10.02        --       --       --       --       --       --
Value at End of Year            8.46     10.59     10.40     10.09        --       --       --       --       --       --
Value Plan "A" No. of Units  554,820   629,271   685,019   747,632        --       --       --       --       --       --
Contracts with no Optional Benefits
Value at Start of Year         10.45     10.30     10.09     10.02        --       --       --       --       --       --
Value at End of Year            8.33     10.45     10.30     10.09        --       --       --       --       --       --
Value Plan "B" No. of Units   77,941   144,059   246,040   272,583        --       --       --       --       --       --
SMALL CAP EMERGING GROWTH FUND (MERGED INTO SMALL CAP GROWTH TRUST EFF 4-29-05) - NAV SHARES (units first credited
11-01-2003)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --     14.37    10.03       --       --       --       --
Value at End of Year              --        --        --        --     15.50    14.37       --       --       --       --
Value Plan "A" No. of Units       --        --        --        --   203,652   20,260       --       --       --       --
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --     14.37    10.03       --       --       --       --
Value at End of Year              --        --        --        --     15.50    14.37       --       --       --       --
Value Plan "B" No. of Units       --        --        --        --   203,652   20,260       --       --       --       --
SMALL CAP GROWTH FUND (MERGED INTO SMALL CAP EMERGING GROWTH FUND EFF 11-01-04) - NAV SHARES (units first credited
5-01-2003)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --        --    10.02       --       --       --       --
Value at End of Year              --        --        --        --        --    12.61       --       --       --       --
Value Plan "A" No. of Units       --        --        --        --        --   86,916       --       --       --       --
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --        --    10.02       --       --       --       --
Value at End of Year              --        --        --        --        --    12.61       --       --       --       --
Value Plan "B" No. of Units       --        --        --        --        --   86,916       --       --       --       --

Revolution Value II

                              YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                              ENDED    ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                            12/31/08  12/31/07  12/31/06  12/31/05  12/31/04 12/31/03 12/31/02 12/31/01 12/31/00 12/31/99
                            -------- --------- --------- --------- --------- -------- -------- -------- -------- --------
SMALL CAP GROWTH TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year         22.53     20.05     17.93     12.46        --       --       --       --       --       --
Value at End of Year           13.42     22.53     20.05     17.93        --       --       --       --       --       --
Value Plan "A" No. of Units  115,903   132,968   159,648   166,900        --       --       --       --       --       --
Contracts with no Optional Benefits
Value at Start of Year         22.27     19.87     17.93     12.46        --       --       --       --       --       --
Value at End of Year           13.24     22.27     19.87     17.93        --       --       --       --       --       --
Value Plan "B" No. of Units    7,084     8,471    14,884    14,515        --       --       --       --       --       --
SMALL CAP VALUE FUND (MERGED INTO SMALL CAP VALUE TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-2003)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --     12.89     9.98       --       --       --       --
Value at End of Year              --        --        --        --     15.93    12.89       --       --       --       --
Value Plan "A" No. of Units       --        --        --        --   477,312  220,194       --       --       --       --
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --     12.89     9.98       --       --       --       --
Value at End of Year              --        --        --        --     15.93    12.89       --       --       --       --
Value Plan "B" No. of Units       --        --        --        --   477,312  220,194       --       --       --       --
SMALL CAP VALUE TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year         19.30     20.17     17.15     15.93        --       --       --       --       --       --
Value at End of Year           14.07     19.30     20.17     17.15        --       --       --       --       --       --
Value Plan "A" No. of Units  266,729   353,328   414,161   434,570        --       --       --       --       --       --
Contracts with no Optional Benefits
Value at Start of Year         19.08     19.99     17.15     15.93        --       --       --       --       --       --
Value at End of Year           13.87     19.08     19.99     17.15        --       --       --       --       --       --
Value Plan "B" No. of Units   11,467    18,692    30,658    35,030        --       --       --       --       --       --
TOTAL BOND MARKET TRUST B (FORMERLY BOND INDEX TRUST B) - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year         11.27     10.67     10.41     10.31        --       --       --       --       --       --
Value at End of Year           11.75     11.27     10.67     10.41        --       --       --       --       --       --
Value Plan "A" No. of Units  364,925   431,175   426,754   463,689        --       --       --       --       --       --
Contracts with no Optional Benefits
Value at Start of Year         11.14     10.57     10.41     10.31        --       --       --       --       --       --
Value at End of Year           11.58     11.14     10.57     10.41        --       --       --       --       --       --
Value Plan "B" No. of Units   25,742    46,823    73,441    81,479        --       --       --       --       --       --
TOTAL RETURN BOND FUND (REPLACED BY TOTAL RETURN TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-02-2003)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --     10.10    10.00       --       --       --       --
Value at End of Year              --        --        --        --     10.42    10.10       --       --       --       --
Value Plan "A" No. of Units       --        --        --        --   677,755  287,000       --       --       --       --
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --     10.10    10.00       --       --       --       --
Value at End of Year              --        --        --        --     10.42    10.10       --       --       --       --
Value Plan "B" No. of Units       --        --        --        --   677,755  287,000       --       --       --       --
TOTAL RETURN TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year         11.57     10.80     10.57     10.42        --       --       --       --       --       --
Value at End of Year           11.71     11.57     10.80     10.57        --       --       --       --       --       --
Value Plan "A" No. of Units  489,583   566,806   620,753   664,344        --       --       --       --       --       --
Contracts with no Optional Benefits
Value at Start of Year         11.43     10.70     10.57     10.42        --       --       --       --       --       --
Value at End of Year           11.55     11.43     10.70     10.57        --       --       --       --       --       --
Value Plan "B" No. of Units   48,431    63,388    79,927    81,821        --       --       --       --       --       --
TOTAL STOCK MARKET INDEX TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year         17.67     17.04     14.99     14.09        --       --       --       --       --       --
Value at End of Year           10.94     17.67     17.04     14.99        --       --       --       --       --       --
Value Plan "A" No. of Units  284,888   386,587   496,699   542,696        --       --       --       --       --       --

Revolution Value II

                              YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                              ENDED    ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                            12/31/08  12/31/07  12/31/06  12/31/05  12/31/04 12/31/03 12/31/02 12/31/01 12/31/00 12/31/99
                            -------- --------- --------- --------- --------- -------- -------- -------- -------- --------
Contracts with no Optional Benefits
Value at Start of Year         17.46     16.88     14.99     14.09        --       --       --       --       --       --
Value at End of Year           10.79     17.46     16.88     14.99        --       --       --       --       --       --
Value Plan "B" No. of Units   29,657    36,150    45,035    47,909        --       --       --       --       --       --
(M-FUNDS) BRANDES INTERNATIONAL EQUITY FUND - NAV SHARES (units first credited 11-11-2004)
Contracts with no Optional Benefits
Value at Start of Year         26.34     24.72     19.80     18.17        --       --       --       --       --       --
Value at End of Year           15.62     26.34     24.74     19.80        --       --       --       --       --       --
Value Plan "A" No. of Units       --     1,644        --        --        --       --       --       --       --       --
Contracts with no Optional Benefits
Value at Start of Year            --     24.51     19.67     18.10        --       --       --       --       --       --
Value at End of Year              --     26.03     24.51     19.67        --       --       --       --       --       --
Value Plan "B" No. of Units       --        --        --        --        --       --       --       --       --       --
(M-FUND) BUSINESS OPPORTUNITY VALUE FUND - NAV SHARES (units first credited 2-01-2002)
Contracts with no Optional Benefits
Value at Start of Year         18.73     18.02     16.05     15.11        --       --       --       --       --       --
Value at End of Year           12.09     18.73     18.02     16.05        --       --       --       --       --       --
Value Plan "A" No. of Units       --     2,075        --        --        --       --       --       --       --       --
Contracts with no Optional Benefits
Value at Start of Year            --     17.86     15.95     15.05        --       --       --       --       --       --
Value at End of Year              --     18.51     17.86     15.95        --       --       --       --       --       --
Value Plan "B" No. of Units       --        --        --        --        --       --       --       --       --       --
(M-FUND) FRONTIER CAPITAL APPRECIATION FUND - NAV SHARES (units first credited 1-04-1996)
Contracts with no Optional Benefits
Value at Start of Year         22.53     20.42     17.81     15.69        --       --       --       --       --       --
Value at End of Year           12.87     22.53     20.42     17.81        --       --       --       --       --       --
Value Plan "A" No. of Units    1,011     1,013        --        --        --       --       --       --       --       --
Contracts with no Optional Benefits
Value at Start of Year            --     20.23     17.69     15.63        --       --       --       --       --       --
Value at End of Year              --     22.27     20.23     17.69        --       --       --       --       --       --
Value Plan "B" No. of Units       --        --        --        --        --       --       --       --       --       --
(M-FUND) TURNER CORE GROWTH FUND - NAV SHARES (units first credited 1-04-1996)
Contracts with no Optional Benefits
Value at Start of Year         19.93     16.51     15.44     13.75        --       --       --       --       --       --
Value at End of Year           10.02     19.93     16.51     15.44        --       --       --       --       --       --
Value Plan "A" No. of Units       --     1,237        --        --        --       --       --       --       --       --
Contracts with no Optional Benefits
Value at Start of Year            --     16.36     15.34     13.70        --       --       --       --       --       --
Value at End of Year              --     19.70     16.36     15.34        --       --       --       --       --       --
Value Plan "B" No. of Units       --        --        --        --        --       --       --       --       --       --

                                                    Prospectus dated May 1, 2009

                             (JOHN HANCOCK(R) LOGO)
                             JOHN HANCOCK ANNUITIES

                        Wealth Builder Variable Annuity
                          PREVIOUSLY ISSUED CONTRACTS

This Prospectus describes interests in the Wealth Builder deferred Purchase Payment Variable Annuity Contracts that were previously issued by JOHN HANCOCK LIFE INSURANCE COMPANY. These Contracts are no longer offered for sale, however, you may make Additional Purchase Payments as permitted under your Contract. In this Prospectus, we refer to John Hancock Life Insurance Company as "JHLICO," "we," "us," "our," or "the Company."

This Prospectus describes the Variable Investment Options of the Contracts to which you may allocate Additional Purchase Payments, to the extent permitted by your Contract. If you do, your Contract Value (other than value allocated to a Fixed Investment Option) and Variable Annuity payments will vary according to the investment performance of the applicable Sub-Accounts of the JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H ("Separate Account"). Each Sub-Account invests in one of the following Portfolios that corresponds to one of the Variable Investment Options that we make available on the date of this Prospectus:

JOHN HANCOCK TRUST
500 Index Trust B
Active Bond Trust
Blue Chip Growth Trust
Capital Appreciation Trust
Equity-Income Trust
Financial Services Trust
Global Bond Trust
Health Sciences Trust
High Yield Trust
International Equity Index Trust B
Lifestyle Balanced Trust (formerly "Managed Trust")
Mid Cap Index Trust
Mid Cap Stock Trust

JOHN HANCOCK TRUST
Mid Value Trust
Money Market Trust B
Optimized All Cap Trust
Overseas Equity Trust
Real Estate Securities Trust
Short-Term Bond Trust
Small Cap Growth Trust
Small Cap Index Trust
Small Cap Value Trust
Total Bond Market Trust B
Total Return Trust
Total Stock Market Index Trust
U.S. Government Securities Trust

CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE SEPARATE ACCOUNT AND THE VARIABLE PORTION OF THE CONTRACT THAT YOU SHOULD KNOW BEFORE INVESTING. THE CONTRACTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                       JOHN HANCOCK LIFE INSURANCE COMPANY
             ANNUITIES SERVICE CENTER        MAILING ADDRESS
               164 Corporate Drive        Post Office Box 9505
            Portsmouth, NH 03801-6815   Portsmouth, NH 03802-9505
                  (800) 824-0335           www.jhannuities.com

                                Table of Contents

I. GLOSSARY OF SPECIAL TERMS .............................................     1
II. OVERVIEW .............................................................     3
III. FEE TABLES ..........................................................     5
   EXAMPLES ..............................................................     6
IV. BASIC INFORMATION ....................................................     9
   WHAT IS THE CONTRACT? .................................................     9
   WHO OWNS THE CONTRACT? ................................................     9
   IS THE OWNER ALSO THE ANNUITANT? ......................................     9
   HOW CAN I INVEST MONEY IN A CONTRACT? .................................     9
      Purchase Payments ..................................................     9
      Initial Purchase Payment ...........................................     9
      Issue Date and Contract Year .......................................     9
      Limits on Purchase Payments ........................................    10
      Ways to Make Additional Purchase Payments ..........................    10
      Additional Purchase Payments by Wire ...............................    10
   HOW WILL THE VALUE OF MY INVESTMENT IN THE CONTRACT CHANGE OVER
      TIME? ..............................................................    10
      Variable Investment Options ........................................    10
      Fixed Investment Options ...........................................    11
   WHAT ANNUITY BENEFITS DOES THE CONTRACT PROVIDE? ......................    11
   TO WHAT EXTENT CAN JHLICO VARY THE TERMS AND CONDITIONS OF THE
      CONTRACTS? .........................................................    11
      State Law Insurance Requirements ...................................    11
      Variations in Charges or Rates .....................................    11
   WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT? ...................    11
   HOW CAN I CHANGE MY CONTRACT'S INVESTMENT OPTIONS? ....................    12
      Allocation of Purchase Payments ....................................    12
      Transfers Among Investment Options .................................    12
      Procedure for Transferring Your Assets .............................    13
      Telephone and Electronic Transactions ..............................    13
      Dollar Cost Averaging Programs .....................................    14
      Special Transfer Services - Asset Rebalancing Program ..............    14
   WHAT FEES AND CHARGES WILL BE DEDUCTED FROM MY CONTRACT? ..............    15
      Asset-Based Charges ................................................    15
      Annual Contract Fee ................................................    15
      Premium Taxes ......................................................    15
      Withdrawal Charge ..................................................    16
      Other Charges ......................................................    17
   HOW CAN I WITHDRAW MONEY FROM MY CONTRACT? ............................    17
      Surrenders and Partial Withdrawals .................................    17
      Signature Guarantee Requirements for Surrenders and Partial
         Withdrawals:.....................................................    18
      Waiver of Withdrawal Charge Rider ..................................    18
      Systematic Withdrawal Plan .........................................    19
      Telephone Withdrawals ..............................................    19
   WHAT HAPPENS IF THE OWNER OR THE ANNUITANT DIES BEFORE MY CONTRACT'S
      MATURITY DATE? .....................................................    19
      Death Benefits - In General ........................................    19
      Distribution Requirements Following Death of Owner .................    19
      Calculation and Payment of Death Benefit Value .....................    20
   WHAT OTHER OPTIONAL BENEFITS MAY HAVE BEEN AVAILABLE TO ME WHEN I
      PURCHASED A CONTRACT? ..............................................    21
      Accumulated Value Enhancement Benefit ..............................    21
      Guaranteed Retirement Income Benefit ...............................    22
   CAN I RETURN MY CONTRACT? .............................................    22
V. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNT AND THE
   PORTFOLIOS ............................................................    23
   THE COMPANY ...........................................................    23
   THE SEPARATE ACCOUNT ..................................................    23
   THE PORTFOLIOS ........................................................    24
VI. INFORMATION ABOUT FIXED INVESTMENT OPTIONS ...........................    29
   IN GENERAL ............................................................    29
   HOW THE FIXED INVESTMENT OPTIONS WORK .................................    29
VII. THE ACCUMULATION PERIOD .............................................    31
   YOUR VALUE IN OUR VARIABLE INVESTMENT OPTIONS .........................    31
   VALUATION OF ACCUMULATION UNITS .......................................    31
   VARIABLE INVESTMENT OPTION VALUATION PROCEDURES .......................    31
   YOUR VALUE IN THE FIXED INVESTMENT OPTIONS ............................    31
VIII. THE ANNUITY PERIOD .................................................    32
   MATURITY DATE .........................................................    32
   CHOOSING FIXED OR VARIABLE ANNUITY PAYMENTS ...........................    32
      Selecting an Annuity Option ........................................    32
      Variable Monthly Annuity Payments ..................................    32
      Variable Investment Option Valuation Procedures ....................    33
   ASSUMED INVESTMENT RATE ...............................................    33
   TRANSFERS DURING THE ANNUITY PERIOD ...................................    33
   FIXED MONTHLY ANNUITY PAYMENTS ........................................    33
   ANNUITY OPTIONS .......................................................    34
IX. FEDERAL TAX MATTERS ..................................................    35
   INTRODUCTION ..........................................................    35
   OUR TAX STATUS ........................................................    35
   SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS ..........................    35
   CHARITABLE REMAINDER TRUSTS ...........................................    35
   NONQUALIFIED CONTRACTS ................................................    36
      Exchanges of Annuity Contracts .....................................    37
   QUALIFIED CONTRACTS ...................................................    38
   SEE YOUR OWN TAX ADVISER ..............................................    42
X. OTHER INFORMATION .....................................................    44
   ASSIGNMENT; CHANGE OF OWNER OR BENEFICIARY ............................    44
   BENEFICIARY ...........................................................    44
   SPOUSE ................................................................    44
   PERFORMANCE INFORMATION ...............................................    44
   REPORTS ...............................................................    45
   VOTING PRIVILEGES .....................................................    45
   CHANGES TO THE SEPARATE ACCOUNT .......................................    45
   VARIATIONS IN CHARGES OR RATES FOR ELIGIBLE CLASSES ...................    45
   DISTRIBUTION OF CONTRACTS .............................................    46
   STATEMENT OF ADDITIONAL INFORMATION ...................................    46
   FINANCIAL STATEMENTS ..................................................    48
APPENDIX A: DETAILS ABOUT FIXED INVESTMENT OPTIONS .......................   A-1
APPENDIX B: EXAMPLE OF WITHDRAWAL CHARGE .................................   B-1
APPENDIX C: OPTIONAL ENHANCED DEATH BENEFITS .............................   C-1
APPENDIX D: QUALIFIED PLAN TYPES .........................................   D-1
APPENDIX U: ACCUMULATION UNIT VALUE TABLES ...............................   U-1

                          I. Glossary of Special Terms

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

1940 ACT: The Investment Company Act of 1940, as amended.

ACCUMULATION PERIOD: The period between the issue date of the Contract and its Maturity Date.

ADDITIONAL PURCHASE PAYMENT: Any Purchase Payment made after the initial Purchase Payment.

ANNUITANT: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an "Annuitant," the second person named is referred to as "co-Annuitant." The "Annuitant" and "co-Annuitant" are referred to collectively as "Annuitant." The "Annuitant" is as designated on the Contract specification page or in the application, unless changed.

ANNUITIES SERVICE CENTER: The mailing address of our service office is listed on the first page of this Prospectus. You can send overnight mail to us at 164 Corporate Drive, Portsmouth, New Hampshire 03801-6815.

ANNUITY OPTION: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

ANNUITY PERIOD: The period when we make annuity payments to you following the Maturity Date.

ANNUITY UNIT: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

BENEFICIARY: The person, persons or entity entitled to the death benefit under the Contract. The Beneficiary is as specified in the application, unless changed.

BUSINESS DAY: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading on the New York Stock Exchange, which generally is 4:00 pm Eastern Time.

CODE: The Internal Revenue Code of 1986, as amended.

COMPANY: John Hancock Life Insurance Company.

CONTRACT: The Variable Annuity Contract described by this Prospectus.

CONTRACT ANNIVERSARY: The anniversary of the date the Contract was issued.

CONTRACT VALUE: The total of the Investment Account values attributable to the Contract.

CONTRACT YEAR: The period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.

FIXED ANNUITY: An Annuity Option with payments for a set dollar amount that we guarantee.

FIXED INVESTMENT OPTION: An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.

GENERAL ACCOUNT: All of the Company's assets other than assets in its Separate Account or in any other separate account it may maintain.

INVESTMENT ACCOUNT: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.

INVESTMENT OPTIONS: The investment choices available to Contract Owners. We refer to the Variable Investment Options and the Fixed Investment Option together as Investment Options.

JHLICO: John Hancock Life Insurance Company.

MATURITY DATE: The date on which we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed.

NONQUALIFIED CONTRACT: A Contract which is not issued under a Qualified Plan.

OWNER OR CONTRACT OWNER ("YOU"): The person, persons (co-Owner) or entity entitled to all of the Ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of "you." The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed.

PORTFOLIO: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

PROSPECTUS: This Prospectus that describes interests in the Contract.

PURCHASE PAYMENT: An amount you pay to us for the benefits provided by the Contract.

QUALIFIED CONTRACT: A Contract issued under a Qualified Plan.

QUALIFIED PLAN: A retirement plan that receives favorable tax treatment under
Section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

RIDER: An optional benefit that you may have elected for an additional charge.

SEPARATE ACCOUNT: John Hancock Variable Annuity Account H. A separate account is a segregated asset account of a company that is not commingled with the general assets and obligations of the company.

SUB-ACCOUNT: A Sub-Account of the Separate Account. Each Sub-Account invests in shares of a specific Portfolio.

SURRENDER VALUE: The total value of a Contract, after any market value adjustment, minus the annual Contract fee, any applicable premium tax, and any applicable Rider charges, and any withdrawal charges (if applicable). We will determine the amount surrendered or withdrawn as of the date we receive your request in proper form at the Annuities Service Center.

UNPAID LOAN: The unpaid amount (including any accrued interest) of loans a Qualified Contract Owner may have taken from us, using certain Contract Value as collateral.

VARIABLE ANNUITY: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified Sub-Accounts.

VARIABLE INVESTMENT OPTION: An Investment Option corresponding to a Sub-Account of the Separate Account that invests in shares of a specific Portfolio.

WITHDRAWAL AMOUNT: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax, proportional share of administrative fee and market value adjustment, to process a withdrawal.

                                  II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices, your Contract and the Statement of Additional Information for more detailed information.

Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, some terms and conditions of your Contract may vary from the terms and conditions described in this Prospectus, depending upon where you purchase a Contract. These variations will be reflected in your Contract or in a Rider attached to your Contract. We disclose all material features and benefits of the Contracts in this Prospectus.

The Contracts described in this Prospectus are no longer offered for sale, however, you may make Additional Purchase Payments as permitted under your Contract. This Prospectus contains information that you should know before you buy a Contract or exercise any of your rights under the Contract.

Prospectuses for Contracts often undergo certain changes in their terms from year to year to reflect changes in the Contracts. The changes include such things as the liberalization of benefits, the exercise of rights reserved under a Contract, the alteration of administrative procedures and changes in the Investment Options available. Any such change may or may not apply to policies or Contracts issued prior to the effective date of the change. This product Prospectus reflects the status of the product as of the date of this Prospectus. This Prospectus contains information about other products. Therefore, this Prospectus may contain information that is inapplicable to your Contract. You should consult your Contract to verify whether any particular provision applies to you and whether you may elect any particular Investment Option.

The Variable Investment Options shown on the first page of this Prospectus are those available as of the date of this Prospectus. Not all Variable Investment Options are available to all Contracts. We may add, modify or delete Variable Investment Options in the future.

When you select one or more of these Variable Investment Options, we invest your money in NAV shares of a corresponding Portfolio of the John Hancock Trust (the "Trust"). The Trust is a so-called "series" type mutual fund registered with the SEC. The investment results of each Variable Investment Option you select will depend on those of the corresponding Portfolio of the Trust. Each of the Portfolios is separately managed and has its own investment objective and strategies. The Trust prospectus contains detailed information about each available Portfolio. Be sure to read that Prospectus before selecting any of the Variable Investment Options.

For amounts you don't wish to invest in a Variable Investment Option, you may be able to invest these amounts in a currently offered Fixed Investment Option if permitted by Contract. We invest the assets allocated to a Fixed Investment Option in our General Account and they earn interest at a fixed rate, declared by us, subject to a minimum rate stated in your Contract. We will not make available any Fixed Investment Option offering a guaranteed rate below 3%. If you remove money from any Fixed Investment Option prior to its expiration, however, we may increase or decrease your Contract's value to compensate for changes in interest rates that may have occurred subsequent to the beginning of that Fixed Investment Option. This is known as a "market value adjustment."

In addition to the transfer restrictions that we impose, the John Hancock Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

We refer to the Variable Investment Options and any available Fixed Investment Option together as Investment Options.

The annuity described in this Prospectus may have been sold on a group basis. If you purchased the annuity under a group contract, you will be issued a group certificate. If that is the case, the word "Contract" as used in this Prospectus should be interpreted as meaning the certificate issued to you under the group contract.

SECTION 403(B) QUALIFIED PLANS. We currently are not offering this Contract for use in a retirement plan intended to qualify as a Section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan" or the "Plan"). If you had purchased this Contract for use in a Section 403(b) Qualified Plan, your employer, the Plan's administrator, or the Plan's sponsor may request that we enter into an agreement with your Section 403(b) Qualified Plan concerning the sharing of information related to your Contract (an "Information Sharing Agreement"). Unless contained in an Information Sharing Agreement, we may receive a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Qualified Plan that the plan qualifies under Section 403(b) of the Code and complies with applicable Treasury regulations (a "Certificate of Compliance") (Information Sharing Agreement and Certificate of Compliance, together the "Required Documentation").

We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Qualified Plan.

For more information regarding Section 403(b) Qualified Plans, please see Appendix D: "Qualified Plan Types," or you may request a copy of the Statement of Additional Information from the Annuities Service Center.

The Contracts were not available in all states. Certain features of the Contracts, including optional benefit Riders, may not have been available or may have been modified for Contracts issued in various states. YOU SHOULD REVIEW YOUR CONTRACT, OR CONTACT THE ANNUITIES SERVICE CENTER, FOR ADDITIONAL INFORMATION. You should disregard all references in the Prospectus to benefits that are NOT available in your state.

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is unlawful to make or solicit an offer in that state.

                                 III. Fee Tables

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES APPLICABLE TO BUYING, OWNING AND SURRENDERING A WEALTH BUILDER CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU PAID AT THE TIME THAT YOU BOUGHT THE CONTRACT AS WELL AS THE FEES THAT YOU WILL PAY WHEN YOU MAKE ADDITIONAL PURCHASES UNDER THE CONTRACT,, SURRENDER THE CONTRACT, OR TRANSFER ACCOUNT VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES(1)             WEALTH BUILDER
--------------------------------------         -----------------------
Maximum Withdrawal Charge                       7% for the first year
(as % of amount withdrawn or surrendered)(2)    6% for the second year
                                                5% for the third year
                                               4% for the fourth year
                                                3% for the fifth year
                                                2% for the sixth year
                                               1% for the seventh year
                                                    0% thereafter
Maximum transfer charge(3)                               $25

(1) State premium taxes may also apply to your Contract, which currently range from 0.04% to 4.00% of each Purchase Payment.

(2) This charge is taken upon withdrawal or surrender within the specified period of years measured from the date of Purchase Payment.

(3) This charge is not currently imposed, but we reserve the right to do so in the Contract. If we do, it will be taken upon each transfer into or out of any Investment Option beyond an annual limit of not less than 12.

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME YOU OWN THE CONTRACT. THIS TABLE DOES NOT INCLUDE FEES AND EXPENSES PAID AT THE PORTFOLIO LEVEL.

                                                               WEALTH BUILDER
                                                             ------------------
   Maximum Annual Contract Fee(4)                                 $  50
   Current Annual Contract Fee(5)                                 $  30
SEPARATE ACCOUNT ANNUAL EXPENSES (AS A PERCENTAGE OF
   AVERAGE ACCOUNT VALUE)(6)
   Asset Based Charge                                              1.25%
OPTIONAL BENEFIT RIDER CHARGES (AS A PERCENTAGE OF YOUR
   CONTRACT'S TOTAL VALUE UNLESS OTHERWISE STATED)(7)
   Accumulated Value Enhancement                             Maximum Fee: 1.00%
   ("CARESolutions Plus") Rider (as a percentage of your
      initial Purchase Payment)(8)                           Current Fee: 0.35%
   Earnings Enhancement ("Beneficiary Tax Relief")
      Death Benefit Rider                                          0.25%
   Enhanced Death Benefit Rider(9)                                 0.25%
   Guaranteed Retirement Income Benefit Rider(10)                  0.30%
   Waiver of Withdrawal Charge ("CARESolutions") Rider(11)         0.10%

(4) This charge is not currently imposed, and would only apply to Wealth Builder Contracts of less than $50,000.

(5) This charge applies only to Wealth Builder Variable Annuity Contracts of less than $50,000. It is taken at the end of each Contract Year but, if you surrender a Contract before then, it will be taken at the time of surrender.

(6) This charge only applies to that portion of account value held in the Variable Investment Options. The charge does not apply to amounts in the Fixed Investment Options or in the guarantee rate account under our dollar-cost averaging value program.

(7) Charges for optional benefit Riders are assessed monthly. The monthly charge is 1/12th of the annual charge shown in the table.

(8) This Rider is available only if you purchased the Waiver of Withdrawal Charge Rider as well. We do not currently impose the maximum charge shown, but we reserve the right to increase the annual charge shown on a uniform basis for all Accumulated Value Enhancement Riders issued in the same state.

(9) In certain states (and for Riders issued prior to May 1, 2002), the rate for the Enhanced Death Benefit Rider may be lower than the amount shown.

(10) This Rider is not available for Contracts issued after April 30, 2004.

(11) The charge is shown as a percentage of that portion of your Contract's total value attributable to Purchase Payments that are still subject to withdrawal charges

THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS.

TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                              MINIMUM   MAXIMUM
-----------------------------------------                              -------   -------
Range of expenses that are deducted from Portfolio assets, including
   management fees and other expenses                                    0.25%    1.14%

EXAMPLES

The following two examples are intended to help you compare the cost of investing in Contracts with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses.

The first example assumes that you invest $10,000 in a Contract with the following optional benefit Riders: Waiver of Withdrawal Charge Rider, Enhanced Death Benefit Rider, Earnings Enhancement Death Benefit Rider, Accumulated Value Enhancement Rider and Guaranteed Retirement Income Benefit Rider. The first example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

WEALTH BUILDER VARIABLE ANNUITY               1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------               ------   -------   -------   --------
If you surrender the Contract at the end of
   the applicable time period:                $1,063    $1,755    $2,456    $4,436
If you annuitize, or do not surrender the
   Contract at the end of the applicable
   time period:                               $  433    $1,305    $2,187    $4,436

The next example assumes that you invest $10,000 in a Contract with no optional benefit Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

WEALTH BUILDER VARIABLE ANNUITY               1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------               ------   -------   -------   --------
If you surrender the Contract at the end of
   the applicable time period:                 $784      $925     $1,092    $1,808
If you annuitize, or do not surrender the
   Contract at the end of the applicable
   time period:                                $154      $479     $  827    $1,808

THE FOLLOWING TABLE DESCRIBES THE OPERATING EXPENSES FOR EACH OF THE PORTFOLIOS, AS A PERCENTAGE OF THE PORTFOLIO'S AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS AND IN THE NOTES FOLLOWING THE TABLE.

                                                 DISTRIBUTION
                                                      AND                   ACQUIRED
                                                    SERVICE                PORTFOLIO   TOTAL ANNUAL      CONTRACTUAL        NET
                                    MANAGEMENT      (12B-1)       OTHER     FEES AND     OPERATING         EXPENSE       OPERATING
PORTFOLIO/SERIES                        FEE          FEES       EXPENSES    EXPENSES   EXPENSES (1)   REIMBURSEMENT(2)    EXPENSES
----------------                    ----------   ------------   --------   ---------   ------------   ----------------   ---------
JOHN HANCOCK TRUST:
500 INDEX B(3)
Series NAV                             0.47%         0.00%        0.03%      0.00%         0.50%            -0.25%         0.25%
ACTIVE BOND(4)
Series NAV                             0.60%         0.00%        0.04%      0.00%         0.64%             0.00%         0.64%
BLUE CHIP GROWTH(4, 5)
Series NAV                             0.81%         0.00%        0.04%      0.00%         0.85%             0.00%         0.85%
CAPITAL APPRECIATION(4)
Series NAV                             0.72%         0.00%        0.04%      0.00%         0.76%             0.00%         0.76%
EQUITY-INCOME(4, 5)
Series NAV                             0.81%         0.00%        0.05%      0.00%         0.86%             0.00%         0.86%
FINANCIAL SERVICES(4)
Series NAV                             0.82%         0.00%        0.08%      0.00%         0.90%             0.00%         0.90%
GLOBAL BOND(4, 6)
Series NAV                             0.70%         0.00%        0.10%      0.00%         0.80%             0.00%         0.80%
HEALTH SCIENCES(4, 5, 6)
Series NAV                             1.05%         0.00%        0.08%      0.00%         1.13%             0.00%         1.13%
HIGH YIELD(4)
Series NAV                             0.66%         0.00%        0.06%      0.00%         0.72%             0.00%         0.72%

                                                 DISTRIBUTION
                                                      AND                   ACQUIRED
                                                    SERVICE                PORTFOLIO   TOTAL ANNUAL      CONTRACTUAL        NET
                                    MANAGEMENT      (12B-1)       OTHER     FEES AND     OPERATING         EXPENSE       OPERATING
PORTFOLIO/SERIES                        FEE          FEES       EXPENSES    EXPENSES   EXPENSES (1)   REIMBURSEMENT(2)    EXPENSES
----------------                    ----------   ------------   --------   ---------   ------------   ----------------   ---------
INTERNATIONAL EQUITY INDEX B(3, 7)
Series NAV                             0.53%         0.00%        0.06%      0.00%         0.59%            -0.24%         0.35%
LIFESTYLE BALANCED(8)
Series NAV                             0.04%         0.00%        0.03%      0.76%         0.83%             0.00%         0.83%
MID CAP INDEX(4, 9)
Series NAV                             0.47%         0.00%        0.03%      0.00%         0.50%             0.00%         0.50%
MID CAP STOCK(4)
Series NAV                             0.84%         0.00%        0.05%      0.00%         0.89%             0.00%         0.89%
MID VALUE(4,5)
Series NAV                             0.98%         0.00%        0.10%      0.00%         1.08%             0.00%         1.08%
MONEY MARKET B(3)
Series NAV                             0.49%         0.00%        0.04%      0.00%         0.53%            -0.24%         0.29%
OPTIMIZED ALL CAP(4)
Series NAV                             0.68%         0.00%        0.06%      0.00%         0.74%             0.00%         0.74%
OVERSEAS EQUITY
Series NAV                             0.98%         0.00%        0.14%      0.00%         1.12%             0.00%         1.12%
REAL ESTATE SECURITIES(4)
Series NAV                             0.70%         0.00%        0.05%      0.00%         0.75%             0.00%         0.75%
SHORT-TERM BOND(4)
Series NAV                             0.59%         0.00%        0.07%      0.00%         0.66%             0.00%         0.66%
SMALL CAP GROWTH(4)
Series NAV                             1.06%         0.00%        0.08%      0.00%         1.14%             0.00%         1.14%
SMALL CAP INDEX(4, 9)
Series NAV                             0.49%         0.00%        0.04%      0.00%         0.53%             0.00%         0.53%
SMALL CAP VALUE(4)
Series NAV                             1.06%         0.00%        0.06%      0.00%         1.12%             0.00%         1.12%
TOTAL BOND MARKET B(3, 10)
Series NAV                             0.47%         0.00%        0.06%      0.00%         0.53%            -0.28%         0.25%
TOTAL RETURN(4, 11)
Series NAV                             0.69%         0.00%        0.06%      0.00%         0.75%             0.00%         0.75%
TOTAL STOCK MARKET INDEX(4, 9)
Series NAV                             0.49%         0.00%        0.04%      0.00%         0.53%             0.00%         0.53%
U.S. GOVERNMENT SECURITIES(4)
Series NAV                             0.61%         0.00%        0.09%      0.00%         0.70%             0.00%         0.70%


FOOTNOTES TO EXPENSE TABLE:

(1) The "Total Operating Expenses" include fees and expenses incurred indirectly by a Portfolio as a result of its investment in other investment companies ("Acquired Portfolio Fees and Expenses"). The Total Operating Expenses shown may not correlate to the Portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section of the Portfolio's prospectus, which does not include Acquired Portfolio Fees and Expenses. Acquired Portfolio Fees and Expenses are based on the estimated indirect net expenses associated with the Portfolio's investment in the underlying portfolios.

(2) Effective January 1, 2009, John Hancock Trust ("JHT" or the "Adviser") may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements and made subsequent to January 1, 2009, for a period of three years following the beginning of the month in which such reimbursement or waivers occurred.

(3) JHT sells shares of these Portfolios only to certain variable life insurance and variable annuity separate accounts of John Hancock Life Insurance Company and its affiliates. As reflected in the table, each Portfolio is subject to an expense cap pursuant to an agreement between JHT and the Adviser and the expense cap is as follows: the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the Portfolio) in an amount so that the rate of the Portfolio's Operating Expenses does not exceed its "Net Operating Expenses" as listed in the table above. A Portfolio's "Total Operating Expenses" includes all of its operating expenses including advisory fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses (estimated at 0.01% or less of the Portfolio's average net assets) of the Portfolio not incurred in the ordinary course of the Portfolio's business. Under the agreement, the Adviser's obligation to provide the expense cap with respect to a particular Portfolio will remain in effect until May 1, 2010 and will terminate after that date only if JHT, without the prior written consent of the Adviser, sells shares of the Portfolio to (or has shares of the Portfolio held by) any person other than the variable life insurance or variable annuity insurance separate accounts of John Hancock Life Insurance Company or any of its affiliates that are specified in the agreement.

(4) Effective January 1, 2006, the Adviser has agreed to waive its management fee for certain Portfolios or otherwise reimburse the expenses of those Portfolios ("Participating Portfolios"). The reimbursement will equal, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $50 billion. The amount of the Reimbursement will be calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Portfolio.

(5) T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fee for the following Portfolios of the Trust: Balanced Trust, Blue Chip Growth Trust, Capital Appreciation Value Trust, Equity-Income Trust, Health Sciences Trust, Mid Value Trust, Real Estate Equity Trust, Science & Technology Trust, Small Company Value Trust, and Spectrum Income Trust. This waiver is based on the combined average daily net assets of these Portfolios and the following Portfolios of John Hancock Trust II: Blue Chip Growth Fund, Equity-Income Fund, Mid Value Fund, Small Company Value Fund, Spectrum Income Fund and Real Estate Equity Fund (collectively, the "T. Rowe Portfolios"). Based on the combined average daily net assets of the T. Rowe Portfolios, the percentage fee reduction (as a percentage of the Subadvisory Fee) is as follows: 0.00% for the first $750 million, 5.0% for the next $750 million, 7.5% for the Next $1.5 billion, and 10.0% if over $3 billion. The Adviser has also voluntarily agreed to reduce the advisory fee for each Portfolio by the amount that the subadvisory fee is reduced. This voluntary fee waiver may be terminated by T. Rowe Price or the Adviser at any time.

(6) "Other Expenses" reflects the estimated amount based on a contractual change in the custody agreement. This agreement went into effect on April 1, 2009.

(7) The "Total Operating Expenses" include fees and expenses which are less than 0.01% that were incurred indirectly by the Portfolios as a result of its investment in other investment companies (e.g. underlying Portfolios) (each, an "Acquired Portfolio"). The Total operating expenses shown may not correlate to the Portfolio's ratio of expenses to average net assets shown in "Financial Highlights" section of the Portfolio's prospectus, which does not include Acquired Portfolio Fees and Expenses. Acquired Portfolio Fees and Expenses are estimated, not actual, amounts based on the Portfolio's current fiscal year.

(8) "Acquired Portfolio Fees and Expenses" are estimated based on a rebalance of investments in underlying Portfolios.

(9) The Adviser has agreed to reduce its advisory fee for each class of shares of the Portfolio in an amount equal to the amount by which the Expenses of such class of the Portfolio exceed the Expense Limit (as a percentage of the average annual net assets of the Portfolio attributable to the class) of 0.050% and, if necessary, to remit to that class of the Portfolio an amount necessary to ensure that such Expenses do not exceed that Expense Limit. "Expenses" means all the expenses of a class of the Portfolio excluding: (a) advisory fees, (b) Rule 12b-1 fees, (c) transfer agency fees and service fees, (d) blue sky fees, (e) taxes, (f) portfolio brokerage commissions, (g) interest, and (h) litigation and indemnification expenses and (i) other extraordinary expenses not incurred in the ordinary course of JHT's business. This expense limitation will continue in effect unless otherwise terminated by the Adviser upon notice to JHT. This voluntary expense limitation may be terminated at any time.

(10) "Other Expenses" does not include an interest expense which was charged in 2008. This expense is considered extraordinary and not anticipated in the future.

(11) "Other Expenses" reflect the estimate expenses to be paid as substitute dividend expenses on securities borrowed for the settlement of short sales.

                              IV. Basic Information

WHAT IS THE CONTRACT?

The Contract is a deferred payment Variable Annuity contract. An "annuity contract" provides a person (known as the "Annuitant" or "payee") with a series of periodic payments. Because this Contract is also a "deferred payment" Contract, the annuity payments will begin on a future date, called the Contract's Maturity Date. Under a "Variable Annuity" contract, the amount you have invested can increase or decrease in value daily based upon the value of the Variable Investment Options chosen. If your annuity is provided under a master group contract, the term "Contract" as used in this Prospectus refers to the certificate you will be issued and not to the master group contract.

WHO OWNS THE CONTRACT?

Unless the Contract provides otherwise, the Owner of the Contract is the person who can exercise the rights under the Contract, such as the right to choose the Investment Options or the right to surrender the Contract. In many cases, the person buying the Contract will be the Owner. However, you are free to name another person or entity (such as a trust) as Owner. In writing this Prospectus, we've assumed that you, the reader, are the person or persons entitled to exercise the rights and obligations under discussion. If a Contract has joint Owners, both must join in any written notice or request.

IS THE OWNER ALSO THE ANNUITANT?

In many cases, the same person is both the Annuitant and the Owner of a Contract. The Annuitant is the person whose lifetime is used to measure the period of time when we make various forms of annuity payments. Also, the Annuitant receives payments from us under any Annuity Option that commences during the Annuitant's lifetime. We may permit you to name another person as Annuitant or joint Annuitant if that person meets our underwriting standards. We may also permit you to name as joint Annuitants two persons other than yourself if those persons meet our underwriting standards.

HOW CAN I INVEST MONEY IN A CONTRACT?

Purchase Payments

We call the investments you make in your Contract Payments or Purchase Payments. The Contracts described in this Prospectus are no longer available for sale, however, the minimum initial Purchase Payment requirements for the Contracts are outlined in the table below, along with the minimum Purchase Payment for each Additional; Purchase Payment into the Contracts. If you purchased your Contract through the automatic investment plan, different minimums may apply. If your Contract's total value ever falls to zero, we may terminate it. Therefore, you may need to pay more Additional Purchase Payments to keep the Contract in force.

                       MINIMUM        MINIMUM DIRECT DEPOSIT
 MINIMUM INITIAL      ADDITIONAL       ADDITIONAL PURCHASE
PURCHASE PAYMENT   PURCHASE PAYMENT          PAYMENT
----------------   ----------------   ----------------------
     $5,000              $200                 $100

Currently, we do not enforce any minimum Additional Purchase Payment amounts, but may do so in the future.

Initial Purchase Payment

When we received your initial Purchase Payment and all necessary information, we issued your Contract and invested your initial Purchase Payment. If the information was not in good order, we contacted you to get the necessary information. If for some reason, we were unable to complete this process within 5 Business Days, we either sent back your money or received your permission to keep it until we received all of the necessary information.

In certain situations, we may have issued a Contract upon receiving the order of your broker-dealer or financial institution but delayed the effectiveness of the Contract until we received your signed application. In those situations, if we did not receive your signed application within our required time period, we deemed the Contract void from the beginning and returned your Purchase Payment. We may not have issued a Contract if any proposed Owner or Annuitant was older than age 84. We may also have limited your ability to purchase multiple Contracts on the same Annuitants or Owners. We may, however, have waived either of these underwriting limits.

Issue Date and Contract Year

We measure the years and anniversaries of your Contract from its date of issue. We use the term Contract Year to refer to each period of time between anniversaries of your Contract's date of issue. We did not issue a Contract if the proposed Annuitant was older than age 84.

Limits on Purchase Payments

You can make Purchase Payments of up to $1,000,000 in any one Contract Year. The total of all new Purchase Payments and transfers that you may allocate to any one Variable Investment Option or Fixed Investment Option in any one Contract Year may not exceed $1,000,000. While the Annuitant is alive and the Contract is in force, you can make Purchase Payments at any time before the Maturity Date. However,

                         YOU MAY NOT MAKE ANY PURCHASE
IF YOUR CONTRACT IS                PAYMENTS
    USED TO FUND       AFTER THE ANNUITANT REACHES AGE
-------------------    -------------------------------
A Qualified Plan                  70 1/2(1)
A Nonqualified Plan                 85

(1)  except for a Roth IRA, which has the age limit of 85.

We may waive any of these limits on Purchase Payments.

Ways to Make Additional Purchase Payments

Additional Purchase Payments made by check or money order must be:

     -    drawn on a U.S. bank;

     -    drawn in U.S. dollars; and

     -    made payable to "John Hancock" and sent to the Annuity Service Center.


We credit any Additional Purchase Payments to your Contract at the close of the Business Day in which we receive them at the Annuities Service Center. Each Business Day ends at the close of daytime trading for the day on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). If we receive an Additional Purchase Payment after the close of a Business Day, we will credit it to your Contract on the next Business Day.


We will not accept credit card checks. Nor will we accept starter or third party checks that fail to meet our administrative requirements. Additional Purchase Payments should be sent to the Annuities Service Center at the address shown on the cover of this Prospectus. You can find information about other methods of making Purchase Payments by contacting us.

Additional Purchase Payments by Wire.

You may transmit Additional Purchase Payments by wire through your bank to our bank, as long as you provide appropriate instructions with the transmittal to identify your Contract, and the selected Investment Options (unless you have provided us with standing allocation instructions). Information about our bank, our account number, and the ABA routing number may be obtained from the Annuities Service Center. Banks may charge a fee for wire services.

If your wire order is complete, we will invest the Additional Purchase Payment in your selected Investment Options as of the day we received the wire order. If the wire order is incomplete for an identified Contract, we will immediately return it.

HOW WILL THE VALUE OF MY INVESTMENT IN THE CONTRACT CHANGE OVER TIME?

Variable Investment Options

You may invest in any of the Variable Investment Options. Each Variable Investment Option is a Sub-Account of a Separate Account that invests in a corresponding Portfolio. The Portfolio prospectus contains a full description of a Portfolio. The amount you've invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct - see "III. Fee Tables"). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select and/or upon the interest we credit on each Fixed Investment Option you select.

Allocating assets only to one or a small number of the Variable Investment Options, other than to Portfolios with balanced and diversified investment strategies (see "Portfolio Investment Objectives and Strategies" on page 25) should not be considered a diversified investment strategy. In particular, allocating assets to a small number of Variable Investment Options that concentrate their investments in a particular business or market sector will increase the risk that your Contract Value will be more volatile since these Variable Investment Options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology-related business sectors, (b) small cap securities and (c) foreign securities. We do not provide advice regarding appropriate investment allocations, and you should discuss this matter with your registered representative.

Fixed Investment Options

The amount you've invested in a Fixed Investment Option will earn interest at the rate we have set for that Fixed Investment Option. The interest rate depends upon the length of the guarantee period of the Fixed Investment Option you select. In states where approved, we currently make available various Fixed Investment Options with durations of up to five years, and we may make one or more additional Fixed Investment Options available for Contracts issued before September 30, 2002. As long as you keep your money in a Fixed Investment Option until its expiration date, we bear all the investment risk on that money.

However, if you prematurely transfer, "surrender" or otherwise withdraw money from a Fixed Investment Option we will increase or reduce the remaining value in your Contract by an amount that approximates the impact that any changes in interest rates would have had on the market value of a debt instrument with terms comparable to that Fixed Investment Option. This "market value adjustment" (or "MVA") imposes investment risks on you. We describe how the market value adjustments work in "Calculation of Market Value Adjustment ("MVA")".

WHAT ANNUITY BENEFITS DOES THE CONTRACT PROVIDE?

If your Contract is still in effect on its Maturity Date, it enters what is called the Annuity Period. During the Annuity Period, we make a series of fixed or variable payments to you as provided under one of our several Annuity Options. The form in which we will make the annuity payments, and the proportion of such payments that will be on a fixed basis and on a variable basis, depend on the elections that you have in effect on the Maturity Date. Therefore, you should exercise care in selecting your Maturity Date and your choices that are in effect on that date.

You should carefully review the discussion under "VIII. The Annuity Period" for information about all of these choices you can make.

TO WHAT EXTENT CAN JHLICO VARY THE TERMS AND CONDITIONS OF THE CONTRACTS?

State Law Insurance Requirements

Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material variations in this Prospectus.

Variations in Charges or Rates

We may vary the charges, durations of Fixed Investment Options, rates and other terms of our Contracts where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the Contracts. These include the types of variations discussed under the "Variations in Charges or Rates for Eligible Classes" section of this Prospectus.

WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

     - full or partial withdrawals (including surrenders and systematic withdrawals);

     -    payment of any death benefit proceeds; and

     -    periodic payments under one of our annuity payment options.

How much you will be taxed on a distribution is based upon complex tax rules and depends on matters such as:

     -    the type of the distribution;

     -    when the distribution is made;

     -    the nature of any Qualified Plan for which the Contract is being used;
          and

     -    the circumstances under which the payments are made.

If your Contract is issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible.


A 10% tax penalty applies in many cases to the taxable portion of any distributions taken from a Contract before you reach age 59 1/2. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed by a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible Purchase Payments you paid or on any earnings under the Contract.


Special rules have waived minimum distribution requirements for calendar year 2009 (see "IX. Federal Tax Matters").

CONTRACTS PURCHASED AS AN INVESTMENT VEHICLE FOR A QUALIFIED PLAN DONOT PROVIDE ANY ADDITIONAL TAX-DEFERRAL BENEFITS BEYOND THE TREATMENT PROVIDED BY THE QUALIFIED PLAN ITSELF. THE FAVORABLE TAX-DEFERRAL BENEFITS AVAILABLE FOR QUALIFIED PLANS THAT INVEST IN ANNUITY CONTRACTS ARE ALSO GENERALLY AVAILABLE IF THE QUALIFIED PLANS PURCHASE OTHER TYPES OF INVESTMENTS, SUCH AS MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. HOWEVER, THE CONTRACT OFFERS FEATURES AND BENEFITS THAT OTHER INVESTMENTS MAY NOT OFFER. YOU AND YOUR FINANCIAL PROFESSIONAL SHOULD CAREFULLY CONSIDER WHETHER THE FEATURES AND BENEFITS, INCLUDING THE INVESTMENT OPTIONS, ANNUITY LIFETIME INCOME OPTIONS, DEATH BENEFITS AND OTHER BENEFITS PROVIDED UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A QUALIFIED PLAN ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES AND ARE APPROPRIATE IN LIGHT OF THE EXPENSE.

We provide additional information on taxes in the Federal Tax Matters section of this Prospectus. We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and tax advisor regarding the suitability of the Contract.

HOW CAN I CHANGE MY CONTRACT'S INVESTMENT OPTIONS?

Allocation of Purchase Payments

When you applied for your Contract, you specified the Variable Investment Options or Fixed Investment Options (together, your Investment Options) in which your Purchase Payments will be allocated. You may change this investment allocation for future Purchase Payments at any time. Any change in allocation will be effective as of the receipt of your request at the Annuities Service Center.


We do not impose a limit on the number of Investment Options to which you may allocate Purchase Payments at any one time during the accumulation period. For limits imposed during the annuity period, please see "Choosing Fixed or Variable Annuity Payments" in "VIII. The Annuity Period."


Transfers Among Investment Options

During the Accumulation Period, you may transfer amounts held in one Investment Option to any other Investment Option. To make a transfer, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Although your Contract may impose restrictions on the maximum dollar amount that may be transferred among Variable Investment Options, we currently do not enforce these restrictions.


Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but reserve the right (to the extent permitted by your Contract) to impose a charge of up to $25 for any transfer beyond the annual limit (transfers out of a Fixed Investment Option may, however, incur a market value adjustment - either positive or negative).

WE HAVE ADOPTED A POLICY AND PROCEDURES TO RESTRICT FREQUENT TRANSFERS OF CONTRACT VALUE AMONG VARIABLE INVESTMENT OPTIONS.

Variable investment options in variable annuity and variable life insurance products can be a prime target for abusive transfer activity because these products value their variable investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a variable investment option since such activity may expose the variable investment option's underlying Portfolio to increased investment portfolio transaction costs (affecting the value of the shares) and/or disrupt the Portfolio manager's ability to effectively manage a Portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

To discourage disruptive frequent trading activity, we have adopted a policy for the Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions, and procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day that the net asset value of the shares of a Portfolio are determined ending at the close of daytime trading of the New York Stock Exchange (usually 4 p.m.) as a SINGLE transfer. We do NOT count: (a) scheduled transfers made pursuant to any of our Dollar Cost Averaging programs; or our Strategic Rebalancing Program, (b) transfers from a Fixed Investment Option at the end of its fixed investment period, (c) transfers made within a prescribed period before and after a substitution of Portfolios and (d) transfers made during the Annuity Period (these transfers are subject to a 30 day notice requirement, however, as described in the "Transfers during the Annuity Period" section of this Prospectus). Under the Separate Account's policy and procedures, Contract Owners may transfer to a Money Market Investment Option even if the two transfer per month limit has been reached if 100% of the Contract Value in all Variable Investment Options is transferred to that Money Market Investment Option. If such a transfer to a Money Market Investment Option is made, for a 30 calendar day period after such transfer, no subsequent transfers from that Money Market Investment Option to another Variable Investment Option may be made. We apply the Separate Account's policy and procedures uniformly to all Contract Owners.

We reserve the right to take other actions at any time to restrict trading, including, but not limited to:

     -    restricting the number of transfers made during a defined period;

     -    restricting the dollar amount of transfers;

     - restricting the method used to submit transfers (e.g., changing telephone and facsimile procedures to require that transfer requests be submitted in writing via U.S. mail); and

     -    restricting transfers into and out of certain Sub-Accounts.

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios. We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law), and to prohibit a transfer less than 30 days prior to the Contract's Maturity Date, and to reimpose the annual limit of 12 transfers as stated in your Contract.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing disruptive frequent trading activity and avoid harm to long-term investors. If we are unsuccessful in restricting disruptive frequent trading activity, the Portfolios may incur higher brokerage costs and may maintain higher cash levels, limiting their ability to achieve their investment objective.

DURING THE ANNUITY PERIOD, YOU MAY NOT MAKE ANY TRANSFER THAT WOULD RESULT IN MORE THAN FOUR INVESTMENT OPTIONS BEING USED AT ONCE. You must submit your transfer request to our Annuities Service Center at least 30 DAYS BEFORE the due date of the first annuity payment to which your transfer will apply.

In addition to the transfer restrictions that we impose, the John Hancock Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

Procedure for Transferring Your Assets

You may request a transfer in writing or, if you have authorized telephone transfers, by telephone or fax. All transfer requests should be directed to the Annuities Service Center. Your request should include:

     -    your name;

     -    daytime telephone number;

     -    Contract number;

     - the names of the Investment Options to and from which assets are being transferred; and

     -    the amount of each transfer.

Your request becomes effective at the close of the Business Day in which we receive it, in proper form at the Annuities Service Center. Each Business Day ends at the close of daytime trading for the day on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). If we receive a transfer request, in proper form, after the close of a Business Day, it will become effective at the end of the next Business Day.

Telephone and Electronic Transactions

If you complete a special authorization form, we will permit you to request transfers and withdrawals by telephone. We will also permit you to access information about your Contract, request transfers and perform some transactions (other than withdrawals) electronically through the internet. You can contact us at the applicable telephone number or internet address shown on the first page of this Prospectus.

To access information and perform electronic transactions through our website, we require you to create an account with a username and password, and to maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone or electronically through the internet by sending us instructions in a form acceptable to us.

We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we will record all conversations with you. When someone contacts us by telephone and follows our procedures, we will assume that you are authorizing us to act upon those instructions. For electronic transactions through the internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

     -    any loss or theft of your password; or

     -    any unauthorized use of your password.

We may only be liable for any losses due to unauthorized or fraudulent instructions where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically will be followed by a confirmation statement of the transaction. Transaction instructions we receive by telephone or electronically before the close of any Business Day will usually be effective at the end of that day. Circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy, may limit your ability to access or transact business electronically. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum withdrawal amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

Dollar Cost Averaging Programs

Under our STANDARD DOLLAR-COST AVERAGING PROGRAM, you may elect, at no cost, to automatically transfer assets from any Variable Investment Option to one or more other Variable Investment Options on a monthly, quarterly, semiannual, or annual basis. The following conditions apply to the standard dollar cost averaging program:

     - you may change your variable investment allocation instructions at any time in writing or, if you have authorized telephone transfers, by telephone;

     -    you may discontinue the program at any time;

     - the program automatically terminates when the Variable Investment Option from which we are taking the transfers has been exhausted;

     - automatic transfers to or from Fixed Investment Options are not permitted under this program.

We reserve the right to suspend or terminate the program at any time.

Under our DOLLAR-COST AVERAGING VALUE PROGRAM, you may elect to deposit any new Purchase Payment of $5,000 or more in a guarantee rate account that we call the "DCA rate account." For Contracts issued after April 30, 2004, your deposits under this program will be depleted over a 6 month period. For Contracts issued prior to May 1, 2004, the assets in this account attributable to a new Purchase Payment will be transferred automatically to one or more Variable Investment Options over a period that is equal in length (i.e., either 6 months or 12 months) to the period you initially selected. A new period will begin on the date each new Purchase Payment is deposited in the DCA rate account program with respect to that Purchase Payment. At the time of each deposit into this program, you must tell us in writing:

     -    that your deposit should be allocated to this program; and

     -    the Variable Investment Options to which assets will be transferred;
          and

     - the percentage amount to be transferred to each such Variable Investment Option.

Transfers to Fixed Investment Options are not permitted under this program, and transfers of your account value from a Variable Investment Option are not currently permitted to initiate the program (you may, however, change your variable investment allocation instructions at any time in writing or, if you have authorized telephone transfers, by telephone).

Your participation in the dollar-cost averaging value program will end if you request a partial withdrawal from the DCA rate account, or if you request a transfer from the DCA rate account that is in addition to the automatic transfers.

You may not use the standard dollar-cost averaging program and the dollar-cost averaging value program at the same time.

Special Transfer Services - Asset Rebalancing Program

We administer an Asset Rebalancing program which enables you to specify the percentage levels you would like to maintain in particular Portfolios. We will automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Portfolios. (Fixed Investment Options are not eligible for participation in the Asset Rebalancing program.) You must include your entire value in the Variable Investment Options in the Asset Rebalancing program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing program is being used. If you are interested in the Asset Rebalancing program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing program.

We will permit asset rebalancing only on the following time schedules:

     - quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);

     - semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or

     - annually on December 26th (or the next Business Day if December 26th is not a Business Day).

WHAT FEES AND CHARGES WILL BE DEDUCTED FROM MY CONTRACT?

We assess charges and deductions under the Contract against Purchase Payments, Contract Values or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolios' prospectuses.

Asset-Based Charges

We deduct Separate Account expenses daily to compensate us primarily for our administrative expenses and for the mortality and expense risks that we assume under the Contracts. The total Separate Account annual expenses are 1.25% as a percentage of average account value. This charge does not apply to assets you have in our Fixed Investment Options. We take the deduction proportionally from each Variable Investment Option you are then using.

In return for the mortality risk charge, we assume the risk that Annuitants as a class will live longer than expected, requiring us to pay a greater number of annuity payments. In return for the expense risk charge, we assume the risk that our expenses relating to the Contracts may be higher than we expected when we set the level of the Contracts' other fees and charges, or that our revenues from such other sources will be less than expected.

Annual Contract Fee

We deduct a $30 annual Contract fee from Contracts of less than $50,000. We deduct this charge at end of each Contract Year. We also deduct it if you surrender your Contract, unless your Contract's total value, at the time of surrender, is above $50,000.

We take the deduction proportionally from each Variable Investment Option and each Fixed Investment Option you are then using. We reserve the right to increase the annual Contract fee up to $50.

Premium Taxes

We make deductions for any applicable premium or similar taxes. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.

In most cases, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

               PREMIUM TAX RATE(1)
            ------------------------
STATE OR    QUALIFIED   NONQUALIFIED
TERRITORY   CONTRACTS     CONTRACTS
---------   ---------   ------------
CA             0.50%        2.35%
GUAM           4.00%        4.00%
ME(2)          0.00%        2.00%
NV             0.00%        3.50%
PR             1.00%        1.00%
SD(2)          0.00%        1.25%(3)
TX(4)          0.04%        0.04%
WV             1.00%        1.00%
WY             0.00%        1.00%

(1)  Based on the state of residence at the time the tax is assessed.

(2)  We pay premium tax upon receipt of Purchase Payment.

(3)  0.80% on Purchase Payments in excess of $500,000.

(4)  Referred to as a "maintenance" tax.

Withdrawal Charge

If you withdraw some of your Purchase Payments from your Contract prior to the Maturity Date ("partial withdrawal") or if you surrender (turn in) your Contract, in its entirety, for cash prior to the Maturity Date ("total withdrawal" or "surrender"), we may assess a withdrawal charge. Some people refer to this charge as a "contingent deferred withdrawal load." The amount of this charge will depend on the number of years that have passed since we received your Purchase Payments, as shown below.

                          MAXIMUM WITHDRAWAL CHARGE(2)
               (as percentage of amount withdrawn or surrendered)

First Year     7%
Second Year    6%
Third Year     5%
Fourth Year    4%
Fifth Year     3%
Sixth Year     2%
Seventh Year   1%
Thereafter     0%

Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts or from our general assets. Similarly, administrative expenses not fully recovered by the administration fee may also be recovered from such other sources.

FREE WITHDRAWAL AMOUNTS: If you have any profit in your Contract, you can always withdraw that profit without any withdrawal charge. By "profit," we mean the amount by which your Contract's total value exceeds the Purchase Payments you have paid and have not (as discussed below) already withdrawn. If your Contract doesn't have any profit (or you have withdrawn it all) you can still make charge free withdrawals, unless and until all of your withdrawals during the same Contract Year exceed 10% of all of the Purchase Payments you have paid to date.

HOW WE DETERMINE AND DEDUCT THE CHARGE: If the amount you withdraw or surrender totals more than the free withdrawal amount during the Contract Year, we will assess a withdrawal charge shown in the Fee Tables on any amount of the excess that we attribute to Purchase Payments you made within a withdrawal charge period. Solely for purposes of determining the amount of the withdrawal charge, we assume that the amount of each withdrawal that exceeds the free withdrawal amount (together with any associated withdrawal charge) is a withdrawal first from the earliest Purchase Payment, and then from the next earliest Purchase Payment, and so forth until all payments have been exhausted. Once a Purchase Payment has been considered to have been "withdrawn" under these procedures that Purchase Payment will not enter into any future withdrawal charge calculations.

We deduct the withdrawal charge proportionally from each Variable Investment Option and each Fixed Investment Option being reduced by the surrender or withdrawal. For example, if 60% of the withdrawal amount comes from a Growth option and 40% from the Money Market option, then we will deduct 60% of the withdrawal charge from the Growth option and 40% from the Money

Market option. If any such option has insufficient remaining value to cover the charge, we will deduct any shortfall from all of your other Investment Options, pro-rata based on the value in each. If your Contract as a whole has insufficient Surrender Value to pay the entire charge, we will pay you no more than the Surrender Value.

You will find examples of how we compute the withdrawal charge in Appendix B to this Prospectus.

WHEN WITHDRAWAL CHARGES DON'T APPLY: We don't assess a withdrawal charge in the following situations:

     - on amounts applied to an Annuity Option at the Contract's Maturity Date or to pay a death benefit;

     - on certain withdrawals if you have elected a Rider that waives the withdrawal charge; and

     - on amounts withdrawn to satisfy the minimum distribution requirements for Qualified Plans (amounts above the minimum distribution requirements are subject to any applicable withdrawal charge, however).

HOW AN MVA AFFECTS THE WITHDRAWAL CHARGE: If you make a withdrawal from a Fixed Investment Option at a time when the related MVA results in an upward adjustment in your remaining value, we will calculate the withdrawal charge as if you had withdrawn that much more. Similarly, if the MVA results in a downward adjustment, we will compute any withdrawal charge as if you had withdrawn that much less.

Other Charges

If you purchased an optional benefit Rider, we will deduct the applicable charges for that benefit proportionally from each of your Investment Options, including the Fixed Investment Options, based on your value in each. We list these charges below:

OPTIONAL BENEFIT RIDER CHARGES (AS A PERCENTAGE OF YOUR CONTRACT'S TOTAL VALUE UNLESS OTHERWISE STATED) (1)

Accumulated Value Enhancement                             Maximum Fee: 1.00%
("CARESolutions Plus") Rider (as a percentage
   of your initial Purchase Payment)(2)                   Current Fee: 0.35%
Earnings  Enhancement ("Beneficiary  Tax Relief")
   Death Benefit Rider                                           0.25%
Enhanced Death Benefit Rider (3)                                 0.25%
Guaranteed Retirement Income Benefit Rider (4)                   0.30%
Waiver of Withdrawal Charge ("CARESolutions") Rider (5)          0.10%

(1) Charges for optional benefit Riders are assessed monthly. The monthly charge is 1/12th of the annual charge shown in the table.

(2) This Rider is available only if you purchased the Waiver of Withdrawal Charge Rider as well. We do not currently impose the maximum charge shown, but we reserve the right to increase the annual charge shown on a uniform basis for all Accumulated Value Enhancement Riders issued in the same state.

(3) In certain states (and for Riders issued prior to May 1, 2002), the rate for the Enhanced Death Benefit Rider may be lower than the amount shown.

(4)  This Rider is not available for Contracts issued after April 30, 2004.

(5) The charge is shown as a percentage of that portion of your Contract's total value attributable to Purchase Payments that are still subject to withdrawal charges

HOW CAN I WITHDRAW MONEY FROM MY CONTRACT?

Surrenders and Partial Withdrawals

Prior to your Contract's Maturity Date, if the Annuitant is living, you may:

     -    surrender your Contract for a cash payment of its "Surrender Value";
          or

     -    make a partial withdrawal of the Surrender Value.

We will determine the amount surrendered or withdrawn as of the date we receive your request in proper form at the Annuities Service Center.

Certain surrenders and withdrawals may result in taxable income to you or other tax consequences as described under "IX. Federal Tax Matters". Among other things, if you make a full surrender or partial withdrawal from your Contract before you reach age 59 1/2, an additional federal penalty of 10% generally applies to any taxable portion of the withdrawal.

We will deduct any partial withdrawal proportionally from each of your Investment Options based on the value in each, unless you direct otherwise.

We reserve the right to terminate your Contract if the value of your Contract becomes zero. You generally may not make any surrenders or partial withdrawals once we begin making payments under an Annuity Option. Your Contract also provides that, without our prior approval, you may not make a partial withdrawal for less than $100, or if the remaining total value of your Contract would be less than $1,000. We are not currently enforcing this limitation, but may do so in the future.

Your request to surrender your Contract or to make a partial withdrawal becomes effective at the close of the Business Day in which we receive it, in proper form at the Annuities Service Center. Each Business Day ends at the close of daytime trading for the day on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). If we receive a request, in proper form, after the close of a Business Day, it will become effective at the end of the next Business Day.

We will pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven days of receipt of the request, complete with all necessary information, at our Annuities Service Center. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

     - the New York Stock Exchange is closed (other than customary weekend and holiday closings);

     -    trading on the New York Stock Exchange is restricted;

     - an emergency exists as determined by the SEC, as a result of which disposal of securities held in the Separate Accounts is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts' net assets; or

     - the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

IMPACT OF DIVORCE. In the event that you and your spouse become divorced after you purchase a Contract, we will consider any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to taxes and any applicable withdrawal charges. If you determine to continue the remaining Contract, we will reduce the benefit under any existing optional benefit Rider to the Contract in accordance with its terms.

TAX CONSIDERATIONS. Withdrawals from the Contract may be subject to income tax and a 10% IRS penalty tax (see "Federal Tax Matters"). Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances (see "IX Federal Tax Matters" and the section titled "Qualified Plan Types" in the Statement of Additional Information).

Signature Guarantee Requirements for Surrenders and Partial Withdrawals:

(Not Applicable to Contracts Issued in New Jersey)

We require that you obtain a signature guarantee on a surrender or partial withdrawal in the following circumstances:

     - You are requesting that we mail the amount withdrawn to an alternate address; or

     - You have changed your address within 30 days of the withdrawal request; or

     -    You are requesting a withdrawal in the amount of $250,000 or greater.

We must receive the original signature guarantee on your withdrawal request. We will not accept copies or facsimiles of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and will not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or partial withdrawal as described above.

Waiver of Withdrawal Charge Rider

You may have purchased an optional waiver of withdrawal charge Rider when you applied for your Contract, as permitted by state law. The "covered persons" under the Rider are the Owner and the Owner's spouse, unless the Owner is a trust. If the Owner is a trust, the "covered persons" are the Annuitant and the Annuitant's spouse.

Under this Rider, we will waive withdrawal charges on any withdrawals, if all the following conditions apply to a "covered person":

     - a covered person becomes confined to a nursing home beginning at least 30 days after we issue your Contract;

     - such covered person remains in the nursing home for at least 90 consecutive days receiving nursing care; and

     - the covered person's confinement is prescribed by a doctor and medically necessary because of a covered physical or mental impairment.

In addition, depending on your state, the Rider may also provide for a waiver of withdrawal charges if a covered person has been diagnosed with a chronic, critical or terminal illness to the extent so provided in the Rider. In FL, the Rider does NOT provide a waiver of withdrawal charges if a "covered person" has been diagnosed with a critical illness. The waiver of withdrawal charge Rider in FL does provide benefits if a "covered person" satisfies the three conditions listed above, subject to the terms and conditions of this benefit.

At the time of application, you could not purchase this Rider: (1) if either of the covered persons was older than 74 years (79 for Contracts issued in NY) or
(2) in most states, if either of the covered persons was confined to a nursing home within the two years preceding your application.

There is a charge for this Rider, as set forth in the Fee Tables. This Rider (and the related charges) will terminate on the Contract's Maturity Date, upon your surrendering the Contract, or upon your written request that we terminate it.

If you purchased this Rider:

     - you and your immediate family will also have access to a national program designed to help the elderly maintain their independent living by providing advice about an array of eldercare services available to seniors; and

     - you will have access to a list of long-term care providers in your area who provide special discounts to persons who belong to the national program.

You should carefully review the tax considerations for optional benefit riders under "IX. Federal Tax Matters." For a more complete description of the terms and conditions of this benefit, you should refer directly to the Rider. We will provide you with a copy on request. In certain marketing materials, this Rider may be referred to as "CARESolutions".

Systematic Withdrawal Plan

Our optional systematic withdrawal plan enables you to preauthorize periodic withdrawals. If you elect this plan, we will withdraw a percentage or dollar amount from your Contract on a monthly, quarterly, semiannual, or annual basis, based upon your instructions. Unless otherwise directed, we will deduct the requested amount from each applicable Investment Option in the ratio that the value of each bears to the Contract Value. Each systematic withdrawal is subject to any market value adjustment or withdrawal charge that would apply to an otherwise comparable non-systematic withdrawal (see "How Will the Value of My Investment in the Contract Change Over Time?" and "What Fees and Charges Will be Deducted from My Contract?"). The same tax consequences also generally will apply.

You may cancel the systematic withdrawal plan at any time.

We reserve the right to modify the terms or conditions of the plan at any time without prior notice.

Telephone Withdrawals

If you complete a separate authorization form, you may make requests to withdraw a portion of your Contract Value by telephone. We reserve the right to impose maximum withdrawal amount and procedural requirements regarding this privilege. For additional information regarding telephone procedures, see "Telephone and Facsimile Transactions" in this Prospectus.

WHAT HAPPENS IF THE OWNER OR THE ANNUITANT DIES BEFORE MY CONTRACT'S MATURITY DATE?

Death Benefits - In General

The Contracts described in this Prospectus generally provide for distribution of death benefits if you die before a Contract's Maturity Date. The minimum death benefits provided under the Contracts differ, depending on when you purchased a Contract, our maximum limits on Death Benefits at that time, the jurisdiction in which we issued a Contract, and the age of the oldest Owner (or Annuitant) on the date of issue. We may pay death benefits in some cases on the Annuitant's death, instead of the Owner's death, if the Annuitant predeceases the Owner. In addition, you may have purchased a Contract with an optional death benefit Rider that will enhance the amount of death benefit. You should read your Contract carefully to determine the minimum Death Benefit and any enhanced Death Benefit payable during the Accumulation Period.

Distribution Requirements Following Death of Owner

If you did not purchase your Contract under a Qualified Plan, the Code requires that the following distribution provisions apply if you die. We summarize these provisions (and the effect of spousal continuation) below. If your Contract has joint Owners, these provisions apply upon the death of the first to die.

IF YOU DIE BEFORE ANNUITY PAYMENTS HAVE BEGUN:

     - if the Contract's designated Beneficiary is your surviving spouse who falls within the definition of "spouse" under the federal Defense of Marriage Act, your spouse may continue the Contract in force as the new Owner without triggering adverse federal tax consequences. See "X. Other Information - Spouse." In that case:

          - we will not pay a death benefit but the total value of your Contract will equal the death benefit that would have been payable, including amounts payable under any optional benefit Riders; and

          - under the Contracts, any additional amount that we may credit to your Contract will be allocated to the Investment Options in the same ratio as the investment allocations held at the time of death and will not be subject to any future surrender or withdrawal charges. If your spouse makes any Additional Purchase Payments (and if there are any unliquidated Purchase Payments at the time of your death), however, they will be subject to future surrender or withdrawal charges as provided in your Contract.

     - if the Beneficiary is not your surviving spouse or if the Beneficiary is your surviving spouse but chooses not to continue the Contract, the "entire interest" (as discussed below) in a Contract on the date of your death must be:

          -    paid out in full within five years of your death; or

          - applied in full towards the purchase of a life annuity on the Beneficiary, or for a similar benefit payable over a period not extending beyond the life expectancy of the Beneficiary, with payments commencing within one year of your death.

Your "entire interest" in a Contract, as issued in most states, equals the standard death benefit (or any enhanced death benefit) for the Contract on the date of your death. If an earnings enhancement benefit Rider is then in force, the "entire interest" in most states will also include any earnings enhancement death benefit amount that may then be payable. If you are the Owner of a Contract issued in certain states (such as IL or MN), but not the last surviving Annuitant, the "entire interest" equals:

     - the Surrender Value if paid out in full within five years of your death; or

     - the total value of your Contract applied in full towards the purchase of a life annuity on the Beneficiary, or for a similar benefit payable over a period not extending beyond the life expectancy of the Beneficiary, with payments commencing within one year of your death.

YOU SHOULD REVIEW YOUR CONTRACT CAREFULLY TO DETERMINE THE "ENTIRE INTEREST" THAT WILL BE DISTRIBUTED UPON AN OWNER'S DEATH.

IF YOU DIE ON OR AFTER ANNUITY PAYMENTS HAVE BEGUN:

     - any remaining amount that we owe must be paid out at least as rapidly as under the method of making annuity payments that is then in use.

The Code imposes very similar distribution requirements on Contracts used to fund Qualified Plans. We provide the required provisions for Qualified Plans in separate disclosures and endorsements.

DEATH BENEFITS FOLLOWING DEATH OF ANNUITANT. Our payment of the "standard" death benefit, and any enhanced death benefits, depends on the form of ownership and whether there is one Annuitant or joint Annuitants:

     - If your Contract is owned by a single natural person and has a single Annuitant, the death benefit is payable on the earlier of the Owner's death and the Annuitant's death.

     - If your Contract is owned by a single natural person and has joint Annuitants, the death benefit is payable on the earliest of the Owner's death (whether or not the Owner is also an Annuitant) and the last Annuitant's death.

     - If your Contract is owned by joint Owners and has a single Annuitant, the death benefit is payable on the earliest of the first Owner's death (whether or not the Owner is also an Annuitant) and the Annuitant's death.

     - If your Contract is owned by joint Owners and has joint Annuitants, the death benefit is payable on the earliest of the first Owner's death (whether or not the Owner is also an Annuitant) and the last Annuitant's death.

In certain states, such as IL and MN, the death benefit under the Contracts is payable only upon an Annuitant's death. YOU SHOULD REVIEW YOUR CONTRACT CAREFULLY TO DETERMINE WHEN A "STANDARD" DEATH BENEFIT IS PAYABLE.

If your Contract has joint Owners, each Owner will automatically be deemed to be the Beneficiary of the other. This means that any death benefit payable upon the death of one Owner will be paid to the other Owner. In that case, any other Beneficiary you have named would receive the death benefit only if neither joint Owner remains alive at the time the death benefit becomes payable.

STANDARD DEATH BENEFIT. The standard death benefit under the Contracts is the greater of:

     - the total value of your Contract, adjusted by any then-applicable market value adjustment; or

     - the total amount of Purchase Payments made, minus any partial withdrawals and related withdrawal charges.

ENHANCED DEATH BENEFIT RIDERS. We offered several optional death benefit Riders under the Contracts that, depending on state availability and our underwriting rules, were available to you at the time you purchased your Contract. For an extra fee, these optional death benefit Riders could enhance the standard death benefit payable under your Contract, subject to the terms and limitations contained in the Rider.

We offered an "Enhanced" death benefit Rider if each Owner and each Annuitant was under age 80 at the time of purchase. We also offered an "Earnings enhancement" death benefit Rider to if each Owner and each Annuitant was under age 75 at the time of purchase. The "Earnings enhancement" death benefit Rider was not available, however, to Contracts issued in connection with Qualified Plans.

We provide a general description of each of these Riders in Appendix C to this Prospectus.

Calculation and Payment of Death Benefit Value

We calculate the death benefit value as of the day we receive, in proper order at the Annuities Service Center:

     -    proof of death before the Contract's Maturity Date; and

     -    any required instructions as to method of settlement.

We will generally pay the death benefit in a "lump-sum" under our current administrative procedures to the Beneficiary you chose, unless:

     - the death benefit is payable because of the Owner's death, the designated Beneficiary is the Owner's spouse, and he or she elects to continue the Contract in force; or

     - an optional method of settlement is in effect. If you have not elected an optional method of settlement, the Beneficiary may do so. However, if the death benefit is less than the minimum stated in your Contract (in most states, $5,000), we will pay it in a lump sum, regardless of any election. You can find more information about optional methods of settlement under "Annuity Options".


We will pay the death benefit within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances that payment of withdrawals may be postponed (see "Delay of Certain Payments" in the Statement of Additional Information). Beneficiaries who opt for a lump sum payout of their portion of the death benefit may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account ("JHSAA"). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. The Beneficiary can obtain the remaining death benefit proceeds in a single sum by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account as the Beneficiary cannot make deposits. It is solely a means of distributing the death benefit, so the Beneficiary can only make withdrawals. The JHSAA is part of our general account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.


You can find more information about optional methods of settlement under "Annuity Options."

WHAT OTHER OPTIONAL BENEFITS MAY HAVE BEEN AVAILABLE TO ME WHEN I PURCHASED A CONTRACT?

Accumulated Value Enhancement Benefit

Under this Rider, we will make a contribution to the total value of the Contract on a monthly basis if the covered person (who must be an Owner and the Annuitant):

     - is unable to perform at least 2 activities of daily living without human assistance or has a cognitive impairment; and

     -    is receiving certain qualified services described in the Rider.

The amount of the contribution (called the "Monthly Benefit") is shown in the specifications page of the Contract. However, the Rider contains an inflation protection feature that will increase the Monthly Benefit by 5% each year after the 7th Contract Year. The specifications page of the Contract also contains a limit on how much the total value of the Contract can be increased by this benefit (the "benefit limit"). The Rider must be in effect for 7 years before any increase will occur.

You could elect this Rider only when you applied for a Contract, if it was then available in your state. Under our current administrative rules, the Monthly Benefit (without regard to the inflation protection feature) is equivalent to 1% of your initial Purchase Payment, up to a maximum Purchase Payment of $300,000. We may reduce this $300,000 limit further, however, if you own additional annuity contracts issued by JHLICO and its affiliates that provide a similar benefit. The $300,000 limit applies only to the calculation of the Monthly Benefit under the accumulated value enhancement Rider. (See "Limits on Purchase Payments" for a general description of other Purchase Payment limits under the Contract).

You could not elect this Rider unless you have also elected the waiver of withdrawal charge Rider. There is a monthly charge for this Rider as described in the Fee Tables.

The Rider will terminate if the Contract terminates, if the covered person dies, if the benefit limit is reached, if the Owner is the covered person and the ownership of the Contract changes, or if, before annuity payments start, the total value of the Contract falls below an amount equal to 25% of your initial Purchase Payment. You may cancel the Rider by written notice at any time. The Rider charge will terminate when the Rider terminates.

If you choose to continue the Rider after the Contract's Maturity Date, charges for the Rider will be deducted from annuity payments and any Monthly Benefit for which the covered person qualifies will be added to the next annuity payment.

In certain marketing materials, this Rider may be referred to as "CARESolutions Plus." The Rider was not available in FL, ND, NY and OR.

You should carefully review the tax considerations for optional benefit Riders under "IX. Federal Tax Matters" in this Prospectus.

CONTRACTS ISSUED BEFORE MAY 1, 2004 MAY HAVE BEEN ISSUED WITH THE FOLLOWING OPTIONAL BENEFIT RIDER:

Guaranteed Retirement Income Benefit

Under this Rider, we will guarantee the amount of annuity payments you receive, if the following conditions are satisfied:

     - The Maturity Date must be within the 30 day period following a Contract Anniversary.

     - If the Annuitant was age 45 or older on the date of issue, the Contract must have been in effect for at least 10 Contract Years on the Maturity Date and the Maturity Date must be on or after the Annuitant's 60th birthday and on or before the Annuitant's 90th birthday.

     - If the Annuitant was less than age 45 on the date of issue, the Contract must have been in effect for at least 15 Contract Years on the Maturity Date and the Maturity Date must be on or before the Annuitant's 90th birthday.

If your Contract was issued with this Rider, you need not choose to receive the guaranteed income benefit that it provides. Rather, unless and until such time as you exercise your option to receive a guaranteed income benefit under this Rider, you will continue to have the option of exercising any other right or option that you would have under the Contract (including withdrawal and annuity payment options) if the Rider had not been added to it.

If you decided to add this Rider to your Contract, and if you do ultimately decide to take advantage of the guaranteed income it provides, we will automatically provide that guaranteed income in the form of fixed payments under our "Option A: life annuity with payments for guaranteed period" described below under "Annuity Options." The guaranteed period will automatically be a number of years that the Rider specifies, based on the Annuitant's age at the annuity date and whether your Contract is purchased in connection with a Qualified Plan. (These specified periods range from 5 to 10 years.) You will have no discretion to vary this form of payment, if you choose the guaranteed income benefit under this Rider.

We guarantee that the amount you can apply to this annuity payment option will be at least equal to the amount of each Purchase Payment you have paid, accumulated at the rate(s) specified in the Contract, but adjusted for any partial withdrawals you have taken. The accumulation rates differ between (a) Contract Value allocated to a Fixed Investment Option or Money Market Investment Option (currently 4%) and (b) Contract Value allocated to all other Variable Investment Options (currently 5%). Withdrawals reduce the accumulated amount in direct proportion to the percentage of Contract Value that was reduced by the withdrawal (including any withdrawal charges). After a withdrawal, the accumulation rate(s) will only be applied to the remaining accumulated amount. If your total Contract Value is higher than the amount we guarantee, we will apply the higher amount to the annuity payment option instead of the guaranteed amount.

There is a monthly charge for this Rider as described in the Fee Tables. The Rider (and the related charges) automatically terminate if your Contract is surrendered or the Annuitant dies. After you've held your Contract for 10 years, you can terminate the Rider by written request.

CAN I RETURN MY CONTRACT?

In most cases, you had the right to cancel your Contract within 10 days (or longer in some states) after you received it. To have canceled your Contract, you would have delivered or mailed it to JHLICO or the JHLICO representative who delivered the Contract to you.

In most states, you would have received a refund equal to the total value of your Contract on the date of cancellation, adjusted by any then- applicable market value adjustments and increased by any charges for premium taxes deducted by us to that date. In some states, or if your Contract was issued as an "IRA," you would have received a refund of any Purchase Payments you would have paid, if that amount were higher. The date of cancellation would have been the date we received the Contract.

          V. General Information About Us, the Separate Account and The
                                   Portfolios

THE COMPANY

We are John Hancock Life Insurance Company, a Massachusetts stock life insurance company. We are located at 601 Congress Street, Boston, Massachusetts 02210. We also have an Annuities Service office at 164 Corporate Drive, Portsmouth, NH 03801-6815. We are authorized to transact a life insurance and annuity business in all states and the District of Columbia.

On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock Life Insurance Company became a subsidiary of John Hancock Financial Services, Inc., a newly-formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, John Hancock's ultimate parent is now Manulife Financial Corporation.


On July 29, 2008, the Board of Directors of John Hancock Life Insurance Company (U.S.A.) ("John Hancock USA") unanimously voted to authorize the company to enter into an agreement to merge with two of its affiliates, JHLICO and John Hancock Variable Life Insurance Company ("JHVLICO"). The Merger Agreement, which has also been authorized by the Boards of Directors of JHLICO and JHVLICO, is subject to the applicable regulatory approvals for insurance regulators in Massachusetts and Michigan and in the other jurisdictions where the companies are licensed. The Merger Agreement, if approved, will become effective in 2009 or such other time as may be agreed by the parties. Pursuant to the terms of the Merger Agreement, JHLICO and JHVLICO would cease to exist, and the companies' assets and obligations would be assumed by John Hancock USA.



RATING AGENCIES, ENDORSEMENTS AND COMPARISONS. We are ranked and rated by independent financial rating services, including Moody's Investors Service, Inc., Standard & Poor's Rating Services, Fitch Ratings Ltd. and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of JHLICO. The ratings are not intended to reflect the investment experience or financial strength of the Separate Accounts or their Sub-Accounts, or the Trust or its Portfolios. The ratings are available on our website. We may from time to time publish the ratings in advertisements, sales literature, reports to Contract Owners, etc. In addition, we may include in certain promotional literature endorsements in the form of a list of organizations, individuals or other parties which recommend the Company or the Contracts.


We may also occasionally include in advertisements comparisons of performance information for a Variable Account to:

     - other variable annuity separate accounts, mutual funds, or investment products tracked by research firms, rating services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria;

     - the Consumer Price Index, to assess the real rate of return from buying a Contract by taking inflation into consideration;

     -    various indices that are unmanaged;

     - currently taxable and tax deferred investment programs, based on selected tax brackets.

Our advertisements may also include discussions of alternative investment vehicles and general economic conditions.


THE SEPARATE ACCOUNT

You do not invest directly in the Portfolios made available under the Contract. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through John Hancock Variable Annuity Account H ("Separate Account"). We hold the Portfolio's shares in a "Sub-Account" (usually with a name similar to that of the corresponding Portfolio).

The Company established John Hancock Variable Annuity Account H under Massachusetts law. The Separate Account's assets, including the Portfolios' shares, belong to JHLICO. Each Contract provides that amounts we hold in the Separate Account pursuant to the Contracts cannot be reached by any other persons who may have claims against us.

The income, gains and losses, whether or not realized, from assets of the Separate Account are credited to or charged against the Separate Account without regard to the Company's other income, gains, or losses. Nevertheless, all obligations arising under the Company's Contracts are general corporate obligations of the Company. Assets of our Separate Accounts may not be charged with liabilities arising out of any company's business.

We reserve the right, subject to compliance with applicable law, to add other Sub-Accounts, eliminate existing Sub-Accounts, combine Sub-Accounts or transfer assets in one Sub-Account to another Sub-Account that we, or an affiliated company, may establish. We will not eliminate existing Sub-Accounts or combine Sub-Accounts without the prior approval of the appropriate state or federal regulatory authorities.

The Separate Account is registered as a unit investment trust under the 1940 Act. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Account. If we determine that it would be in the best interests of persons having voting rights under the Contracts, the Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

THE PORTFOLIOS

When you select a Variable Investment Option, we invest your money in a Sub-Account of our Separate Account and it invests in NAV shares of a corresponding Portfolio of John Hancock Trust.

THE PORTFOLIOS IN THE SEPARATE ACCOUNT ARE NOT PUBLICLY TRADED MUTUAL FUNDS. The Portfolios are only available to you as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain qualified pension, retirement or college savings plans.

Investment Management

The Portfolios' investment advisers and managers (i.e., subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. THE PERFORMANCE OF ANY PUBLICLY TRADED MUTUAL FUND COULD DIFFER SUBSTANTIALLY FROM THAT OF ANY OF THE PORTFOLIOS HELD IN OUR SEPARATE ACCOUNT.

The John Hancock Trust is a so-called "series" type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") provides investment advisory services to the John Hancock Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Trust's Portfolios. JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a Subadviser for a Portfolio or the fees paid to Subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a Subadviser that is an affiliate of JHIMS LLC or the John Hancock Trust (other than by reason of serving as Subadviser to a portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses

The table in the Fee Tables section of the Prospectus shows the investment management fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio's average daily net assets for 2008, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you will earn on any Variable Investment Options you select.

The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolio attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. Compensation payments may be made by a Portfolio's investment adviser or its affiliates. Any such payments do not, however, result in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.

Fund-of-Funds

The John Hancock Trust's Lifestyle Balanced Trust is a "fund-of-funds" that invests in other underlying mutual funds. Expenses for a fund-of-funds may be higher than that for other portfolios because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for the John Hancock Trust's Lifestyle Balanced Trust contains a description of the underlying portfolios for that Portfolio, including expenses and associated investment risks.

Portfolio Investment Objective and Strategies

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. YOU CAN OBTAIN A COPY OF A PORTFOLIO'S PROSPECTUS, WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE CENTER SHOWN ON THE FIRST PAGE OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.

                               JOHN HANCOCK TRUST

We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.

CAPITAL GUARDIAN TRUST COMPANY
   Overseas Equity Trust                                Seeks long-term capital appreciation. To do this, the
                                                        Portfolio invests at least 80% of its net assets in equity securities of a diversified mix of large established and
                                                        medium-sized foreign companies located primarily in developed countries (outside of the U.S.) and, to a lesser extent, in emerging markets.

DAVIS SELECTED ADVISERS, L.P.
   Financial Services Trust                             Seeks growth of capital. To do this, the Portfolio invests at least 80% of its net assets in companies that are principally engaged in financial services.

DECLARATION MANAGEMENT & RESEARCH LLC
   Active Bond Trust (1)                                Seeks income and capital appreciation. To do this, the
                                                        Portfolio invests at least 80% of its net assets in a
                                                        diversified mix of debt securities and instruments with
                                                        maturity durations of approximately 4 to 6 years.

   Total Bond Market Trust B                            Seeks to track the performance of the Barclays Capital U.S.
                                                        Aggregate Bond Index (which represents the U.S. investment grade bond market). To do this, the Portfolio invests at least
                                                        80% of its net assets in securities listed in the Barclays
                                                        Capital U.S. Aggregate Bond Index.

   Short-Term Bond Trust                                Seeks income and capital appreciation. To do this, the
                                                        Portfolio invests at least 80% of its net assets in a
                                                        diversified mix of debt securities and instruments with an average credit quality rating of "A" or "AA" and a weighted average effective maturity between one and three years, and no more than 15% of the Portfolio's net assets will be invested in high yield bonds.

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. ("DIMA")
   Real Estate Securities Trust(2)                      Seeks to achieve a combination of long-term capital
                                                        appreciation and current income. To do this, the Portfolio invests at least 80% of its net assets in equity securities of
                                                        REITs and real estate companies.

                               JOHN HANCOCK TRUST

We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.


JENNISON ASSOCIATES LLC
   Capital Appreciation Trust                           Seeks long-term growth of capital. To do this, the Portfolio invests at least 65% of its total assets in equity and
                                                        equity-related securities of companies that are attractively valued and have above-average growth prospects.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED
   500 Index Trust B                                    Seeks to approximate the aggregate total return of a
                                                        broad-based U.S. domestic equity market index. To do this, the
                                                        Portfolio invests at least 80% of its net assets in the common stocks in the S&P 500(R) index and securities that as a group will behave in a manner similar to the index. (3)

   Lifestyle Balanced Trust (4)                         Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of
                                                        capital. The Portfolio operates as a fund-of-funds and
                                                        normally invests approximately 40% of its assets in underlying
                                                        Portfolios which invest primarily in fixed income securities, and approximately 60% in underlying Portfolios which invest primarily in equity securities. The subadviser may change this allocation from time to time.

   Mid Cap Index Trust                                  Seeks to approximate the aggregate total return of a mid cap
                                                        U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the S&P MidCap 400(R) index(3) and securities that as a group behave in a manner similar to the index.

   Money Market Trust B                                 Seeks to obtain maximum current income consistent with
                                                        preservation of principal and liquidity. To do this, the
                                                        Portfolio invests in high quality, U.S. dollar denominated money market instruments.
                                                        Note: The returns of a Money Market Subaccount in your
                                                        Contract may become extremely low or possibly negative if the interest rates earned by the underlying Money Market Portfolio are not sufficient to offset Contract expense deductions.

   Optimized All Cap Trust                              Seeks long-term growth of capital. To do this, the Portfolio invests at least 65% of its total assets in equity securities of large-, mid- and small-cap U.S. companies with strong
                                                        industry position, leading market share, proven management and strong financials.

   Small Cap Index Trust                                Seeks to approximate the aggregate total return of a small cap
                                                        U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the Russell 2000(R) Index(5) and securities that will as a group behave in a manner similar to the index.

   Total Stock Market Index Trust                       Seeks to approximate the aggregate total return of a
                                                        broad-based U.S. domestic equity market index. To do this, the
                                                        Portfolio invests at least 80% of its net assets in the common stocks in the Wilshire 5000(R) Total Market Index(6) and
                                                        securities that as a group will behave in a manner similar to the index.

                               JOHN HANCOCK TRUST

We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
   Global Bond Trust                                    Seeks maximum total return, consistent with preservation of capital and prudent investment management. To do this, the
                                                        Portfolio invests at least 80% of its net assets in fixed
                                                        income instruments that are economically tied to at least
                                                        three countries (one of which may be the U.S.), which may be represented by futures contracts and options on such
                                                        securities.

   Total Return Trust                                   Seeks maximum total return, consistent with preservation of capital and prudent investment management. To do this, the
                                                        Portfolio invests at least 65% of its total assets in a
                                                        diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or
                                                        derivatives.

SSGA FUNDS MANAGEMENT, INC.
   International Equity Index Trust B                   Seeks to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging market countries. To do this, the
                                                        Portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country
                                                        World Excluding U.S. Index,(7) or American Depository Receipts
                                                        or Global Depository Receipts representing such securities.

T. ROWE PRICE ASSOCIATES, INC.
   Blue Chip Growth Trust                               Seeks to provide long-term growth of capital. Current income is a secondary objective. To do this, the Portfolio invests at least 80% of its net assets in the common stocks of large and medium-sized blue chip growth companies that are well
                                                        established in their industries.

   Equity-Income Trust                                  Seeks to provide substantial dividend income and also
                                                        long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in equity securities, with at least 65% in common stocks of well-established companies
                                                        paying above-average dividends.

   Health Sciences Trust                                Seeks long-term capital appreciation. To do this, the
                                                        Portfolio invests at least 80% of its net assets in common stocks of companies engaged in the research, development,
                                                        production, or distribution of products or services related to health care, medicine, or the life sciences.

   Mid Value Trust                                      Seek long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

WELLINGTON MANAGEMENT COMPANY, LLP
   Mid Cap Stock Trust                                  Seeks long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in equity securities of medium-sized companies with significant capital appreciation potential.

                               JOHN HANCOCK TRUST

We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.

WELLINGTON MANAGEMENT COMPANY, LLP (CONTINUED)
   Small Cap Growth Trust                               Seeks long-term capital appreciation. To do this, the
                                                        Portfolio invests at least 80% of its net assets in small-cap companies that are believed to offer above-average potential for growth in revenues and earnings.

   Small Cap Value Trust                                Seeks long-term capital appreciation. To do this, the
                                                        Portfolio invests at least 80% of its net assets in small-cap companies that are believed to be undervalued.

WESTERN ASSET MANAGEMENT COMPANY
   High Yield Trust(8)                                  Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk.
                                                        To do this, the Portfolio invests at least 80% of its net
                                                        assets in high yield securities, including corporate bonds, preferred stocks and U.S. Government and foreign securities.

   U.S. Government Securities Trust                     Seeks to obtain a high level of current income consistent with preservation of capital and maintenance of liquidity. To do this, the Portfolio invests at least 80% of its net assets in debt obligations and mortgage-backed securities issued or
                                                        guaranteed by the U.S. government, its agencies or
                                                        instrumentalities.

(1) The Active Bond Trust is also subadvised by MFC Global Investment Management (U.S.), LLC.

(2) RREEF American L.L.C. provides sub-subadvisory services to DIMA in its management of the Real Estate Securities Trust.

(3) "Standard & Poor's(R)," "S&P 500(R)," and "S&P MidCap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust. As of February 28, 2009, the mid cap range for S&P 500(R) was from $224 million to $337.87 billion, and for the S&P MidCap 400(R), was $42 million TO $4.6 billion.

(4) Deutsche Asset Management Americas, Inc. provides subadvisory consulting services to MFC Global Investment Management (U.S.A.) Limited in its management of the Lifestyle Trusts.

(5) "Russell 2000(R)" is a trademark of Frank Russell Company. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by the Frank Russell Company, nor does Frank Russell Company make any representation regarding the advisability of investing in the Trust. As of February 28, 2009, the market capitalizations of companies included in the Russell 2000(R) Index ranged was from $3.2 million to $3.7 billion.

(6) "Wilshire 5000(R)" is a trademark of Wilshire Associates. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by Wilshire Associates, nor does Wilshire Associates make any representation regarding the advisability of investing in the Trust. As of October 31, 2008, the market capitalizations of companies included in the Wilshire 5000(R) Total Market Index ranged from $1 million to $385 billion.

(7) "MSCI All Country World ex-USA Index(SM)" is a service mark of Morgan Stanley Capital International Inc. and its affiliates ("MSCI"). None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by MSCI, nor does MSCI make any representation regarding the advisability of investing in the Trust. As of February 28, 2009, the market capitalization range of the Index was $199 million to $176 billion.

(8) High Yield Trust is sub-subadvised by Western Asset Management Company Limited.

                 VI. Information About Fixed Investment Options

IN GENERAL

All of JHLICO's general assets (discussed above) support its obligations under the Fixed Investment Options (as well as all of its other obligations and liabilities). To hold the assets that support primarily the Fixed Investment Options, other than the DCA account used with our dollar cost-averaging value program, we have established a "non-unitized" Separate Account. With a non-unitized Separate Account, you have no interest in or preferential claim on any of the assets held in the account. The investments we purchase with amounts you allocated to any Fixed Investment Option belongs to us; any favorable investment performance on the assets allocated to the Fixed Investment Options belongs to us. Instead, you earn interest at the guaranteed interest rate you selected, provided that you don't surrender, transfer, or withdraw your assets prior to the end of your selected Fixed Investment Option.

Because of exemptive and exclusionary provisions, interests in the Fixed Investment Options have not been registered under the Securities Act of 1933, and our non-unitized Separate Account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the General Account nor any of its assets are subject to the provision of these acts. We have been advised that the SEC staff has not reviewed the disclosure in this Prospectus relating to the Fixed Investment Options. Disclosure regarding the Fixed Investment Options is, however, subject to certain generally-applicable provisions of the federal securities laws relating to accuracy and completeness of statements made in prospectuses.

HOW THE FIXED INVESTMENT OPTIONS WORK

Amounts you allocate to the Fixed Investment Options earn interest at a guaranteed rate commencing with the date of allocation. At the expiration of the Fixed Investment Options, we will automatically transfer its total value to a Money Market Variable Investment Option under your Contract, unless you elect to:

     -    withdraw all or a portion of any such amount from the Contract;

     - allocate all or a portion of such amount to a new Fixed Investment Option or periods of the same or different duration as the expiring Fixed Investment Option; or

     - allocate all or a portion of such amount to one or more of the Variable Investment Options.

You must notify us of any such election, by mailing a request to us at the Annuities Service Center at least 30 days prior to the end of the expiring Fixed Investment Option. We will notify you of the end of the Fixed Investment Option at least 30 days prior to its expiration (45 days for Contracts issued in NY). The first day of the new Fixed Investment Option or other reallocation will begin the day after the end of the expiring Fixed Investment Option.

We currently make available Fixed Investment Options with durations of five years. For Contracts issued before September 30, 2002, however, we may permit you to select different durations. If you select any Fixed Investment Option with a duration that extends beyond your Contract's Maturity Date, your Maturity Date will automatically be changed to the Annuitant's 95th birthday (90th for Contracts issued in NY), or a later date, if we approve. We reserve the right to add or delete Fixed Investment Options for new allocations to or from those that are available at any time.

Guaranteed Interest Rates

Each Fixed Investment Option has its own guaranteed interest rate. We may, at our discretion, change the guaranteed rate for future Fixed Investment Options. These changes will not affect the guaranteed rates being paid on Fixed Investment Options that have already commenced. Each time you allocate or transfer money to a Fixed Investment Option, a new Fixed Investment Option, with a new interest rate, begins to run with respect to that amount. The amount allocated or transferred earns a guaranteed rate that will continue unchanged until the end of that period. We will not make available any Fixed Investment Option offering a guaranteed rate below 3%.

We make the final determination of guaranteed rates and Fixed Investment Options to be declared. We cannot predict or assure the level of any future guaranteed rates or the availability of any future Fixed Investment Options.

You may obtain information concerning the guaranteed rates applicable to the various Fixed Investment Options, and the durations of the Fixed Investment Options offered at any time by calling the Annuities Service Center.

Calculation of Market Value Adjustment ("MVA")

If you withdraw, surrender, transfer, or otherwise remove money from a Fixed Investment Option (other than the DCA rate account used with our dollar cost-averaging value program) prior to its expiration date, we will apply a market value adjustment. A market value adjustment also generally applies to:

     - death benefits pursuant to your Contract (not applicable to Contracts issued in NY);

     -    amounts you apply to an Annuity Option; and

     -    amounts paid in a single sum in lieu of an annuity.

The market value adjustment increases or decreases your remaining value in the Fixed Investment Option. If the value in that Fixed Investment Option is insufficient to pay any negative MVA, we will deduct any excess from the value in your other Investment Options pro-rata based on the value in each. If there is insufficient value in your other Investment Options, we will in no event pay out more than the Surrender Value of the Contract. Here is how the MVA works:

We compare:

     - the guaranteed rate of the Fixed Investment Option from which the assets are being taken; with

     - the guaranteed rate we are currently offering for Fixed Investment Options of the same duration as remains on the Fixed Investment Option from which the assets are being taken.

If the first rate exceeds the second by more than 1/2% (1/4% for Contracts issued in FL and NY), the market value adjustment produces an increase in your Contract's value.

If the first rate does not exceed the second by at least 1/2% (1/4% for Contracts issued in FL and NY), the market value adjustment produces a decrease in your Contract's value.

For this purpose, we consider that the amount withdrawn from a Fixed Investment Option includes the amount of any negative MVA and is reduced by the amount of any positive MVA.

The mathematical formula and sample calculations for the market value adjustment appear in Appendix A.

Limitation on Market Value Adjustments

In no event will the market value adjustment (positive or negative) exceed the amount of any excess interest we credit on a Fixed Investment Option up to the date of computation. Excess interest means the dollar amount of interest earned to date on the amount being withdrawn in excess of what would have been earned if the effective annual interest rate had been 3%.

                          VII. The Accumulation Period

YOUR VALUE IN OUR VARIABLE INVESTMENT OPTIONS

Each Purchase Payment or transfer that you allocate to a Variable Investment Option purchases "accumulation units" of that Variable Investment Option. Similarly, each withdrawal or transfer that you take from a Variable Investment Option (as well as certain charges that may be allocated to that option) result in a cancellation of such accumulation units.

VALUATION OF ACCUMULATION UNITS

To determine the number of accumulation units that a specific transaction will purchase or cancel, we use the following formula:

                          dollar amount of transaction

                                   DIVIDED BY

                value of one accumulation unit for the applicable
                 Variable Investment Option at the time of such
                                   transaction

The value of each accumulation unit will change daily depending upon the investment performance of the Portfolio that corresponds to that Variable Investment Option and certain charges we deduct from such Investment Option.

Therefore, at any time prior to the Maturity Date, the total value of your Contract in a Variable Investment Option can be computed according to the following formula:

                  number of accumulation units in the Variable
                               Investment Options

                                  MULTIPLIED BY

                value of one accumulation unit for the applicable
                     Variable Investment Option at that time

VARIABLE INVESTMENT OPTION VALUATION PROCEDURES

We compute the net investment return and accumulation unit values for each Variable Investment Option as of the end of each Business Day. A Business Day is any date on which the New York Stock Exchange is open for daytime trading. Each Business Day ends at the close of daytime trading for the day on that exchange (usually 4:00 p.m. Eastern Time). On any date other than a Business Day, the accumulation unit value will be the same as the value at the close of the next following Business Day.

YOUR VALUE IN THE FIXED INVESTMENT OPTIONS

On any date, the total value of your Contract in a Fixed Investment Option equals:

     - the amount of Purchase Payments or transferred amounts allocated to the Fixed Investment Option; minus

     - the amount of any withdrawals or transfers paid out of the Fixed Investment Option; minus

     - the amount of any negative market value adjustments resulting from such withdrawals or transfers; plus

     - the amount of any positive market value adjustments resulting from such withdrawals and transfers, minus

     - the amount of any charges and fees deducted from that Fixed Investment Option; plus

     - interest compounded daily on any amounts in the Fixed Investment Option from time to time at the effective annual rate of interest we have declared for that Fixed Investment Option.

                            VIII. The Annuity Period

Annuity payments are made to the Annuitant, if still living. If more than one Annuitant is living at the Maturity Date, the payments are made to the younger of them.

MATURITY DATE

Your Contract specifies the Maturity Date, when payments from one of our Annuity Options are scheduled to begin. You initially choose a Maturity Date when you complete your application for a Contract. Unless we otherwise permit, the Maturity Date must be:

     - at least 6 months (12 months for Contracts issued in NY) after the date the first Purchase Payment is applied to your Contract; and

     - no later than the maximum age specified in your Contract (normally age 95; in NY it's the later of age 90 or 10 years after the date we issued your Contract).

Subject to these requirements, you may subsequently change the Maturity Date. Maturity Dates which occur when the Annuitant is at an advanced age, e.g., past age 90, may have adverse income tax consequences. Also, if you are selecting or changing your Maturity Date for a Contract issued under a Qualified Plan, special limits apply (see "IX. Federal Tax Matters"). The Annuities Service Center must receive your new selection at least 31 days prior to the new Maturity Date.

NOTICE OF MATURITY DATE. Under our current administrative procedures, we will send you one or more notices at least 30 days before your scheduled Maturity Date and request that you verify information we currently have on file. We may delay the start of annuity payments if you fail to verify this information.

CHOOSING FIXED OR VARIABLE ANNUITY PAYMENTS

During the Annuity Period, the total value of your Contract must be allocated to no more than four Investment Options. During the Annuity Period, we do not offer the Fixed Investment Options. Instead, we offer annuity payments on a fixed basis as one investment option, and annuity payments on a variable basis for EACH Variable Investment Option.

We will generally apply (1) amounts allocated to the Fixed Investment Options as of the Maturity Date to provide annuity payments on a fixed basis and (2) amounts allocated to Variable Investment Options to provide annuity payments on a variable basis. If you are using more than four Investment Options on the Maturity Date, we will divide your Contract's value among the four Investment Options with the largest values (considering all Fixed Investment Options as a single option), pro-rata based on the amount of the total value of your Contract that you have in each.

We will make a market value adjustment to any remaining Fixed Investment Option amounts on the Maturity Date, before we apply such amounts to an annuity payment option. We will also deduct any premium tax charge.

Once annuity payments commence, you may not make transfers from fixed to variable or from variable to Fixed Investment Options.

Selecting an Annuity Option

Each Contract provides, at the time of its issuance, for annuity payments to commence on the Maturity Date pursuant to Option A: "Life Annuity with Payments for a Guaranteed Period" for a 10 year period (discussed under "Annuity Options".)

Prior to the Maturity Date, you may select a different Annuity Option. However, if the total value of your Contract on the Maturity Date is less than $5,000, you may only select Option A: "Life Annuity Payments for a Guaranteed Period" for the 10 year period as an Annuity Option, regardless of any other election that you have made. You may not change the form of Annuity Option once payments commence.

If the initial monthly payment under an Annuity Option would be less than $50, we may make a single sum payment equal to the total Surrender Value of your Contract on the date the initial payment would be payable. Such single payment would replace all other benefits.

Subject to that $50 minimum limitation, your Beneficiary may elect an Annuity Option if:

     -    you have not made an election prior to the Annuitant's death;

     - the Beneficiary is entitled to payment of a death benefit of at least $5,000 in a single sum; and

     - the Beneficiary notifies us of the election prior to the date the proceeds become payable.

Variable Monthly Annuity Payments

During the Annuity Period, the Contract Value must be allocated to no more than 4 Investment Options. During the Annuity Period, we offer annuity payments on a variable basis for each Variable Investment Option. If you are using more than 4 Investment Options on the Maturity Date, under a deferred Contract, we will divide your Contract's value (after deducting any premium tax charge that was not deducted from Purchase Payments) among the 4 Investment Options with the largest values, pro-rata based on the amount of the Contract Value that you have in each.

We determine the amount of the first variable monthly payment under any Variable Investment Option by using the applicable annuity purchase rate for the Annuity Option under which the payment will be made. The Contract sets forth these annuity purchase rates. In most cases they vary by the age and gender of the Annuitant or other payee.

The amount of each subsequent Variable Annuity payment under that Variable Investment Option depends upon the investment performance of that Variable Investment Option.

Here's how it works:

     - we calculate the actual net investment return of the Variable Investment Option (after deducting all charges) during the period between the dates for determining the current and immediately previous monthly payments;

     - if that actual net investment return exceeds the "assumed investment rate" (explained below), the current monthly payment will be larger than the previous one;

     - if the actual net investment return is less than the assumed investment rate, the current monthly payment will be smaller than the previous one.

Variable Investment Option Valuation Procedures

We compute the net investment return and accumulation unit values for each Variable Investment Option as of the end of each Business Day. A Business Day is any date on which the New York Stock Exchange is open for daytime trading. Each Business Day ends at the close of daytime trading for the day on that exchange (usually 4:00 p.m. Eastern Time). On any date other than a Business Day, the Annuity Unit value will be the same as the value at the close of the next following Business Day.

ASSUMED INVESTMENT RATE

The assumed investment rate for any variable portion of your annuity payments will be 3 1/2% per year, except as follows.

You may elect an assumed investment rate of 5% or 6%, provided such a rate is available in your state. If you elect a higher assumed investment rate, your initial Variable Annuity payment will also be higher. Eventually, however, the monthly Variable Annuity payments may be smaller than if you had elected a lower assumed investment rate.

TRANSFERS DURING THE ANNUITY PERIOD

Some transfers are permitted during the Annuity Period, but subject to different limitations than during the Accumulation Period. Once annuity payments on a variable basis have begun, you may transfer all or part of the investment upon which those payments are based from one Sub-Account to another. You must submit your transfer request to the Annuities Service Center at least 30 DAYS BEFORE the due date of the first annuity payment to which your transfer will apply. Transfers after the Maturity Date will be made by converting the number of Annuity Units being transferred to the number of Annuity Units of the Sub-Account to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Sub-Account selected. Once annuity payments begin, no transfers may be made from payments on a fixed basis to payments on a variable basis or from payments on a variable basis to payments on a fixed basis. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

FIXED MONTHLY ANNUITY PAYMENTS

The dollar amount of each fixed monthly annuity payment is specified during the entire period of annuity payments, according to the provisions of the Annuity Option selected. To determine such dollar amounts we first, in accordance with the procedures described above, calculate the amount to be applied to the FIXED ANNUITY Option as of the Maturity Date. We then subtract any applicable premium tax charge and divide the difference by $1,000.

We then multiply the result by the greater of:

     - the applicable Fixed Annuity purchase rate shown in the appropriate table in the Contract; or

     - the rate we currently offer at the time of annuitization. (This current rate may be based on the sex of the Annuitant, unless prohibited by law).

ANNUITY OPTIONS

Here are some of the Annuity Options that are available, subject to the terms and conditions described above. We reserve the right to make available optional methods of payment in addition to those Annuity Options listed here and in your Contract.

OPTION A - LIFE ANNUITY WITH PAYMENTS FOR A GUARANTEED PERIOD - We will make monthly payments for a guaranteed period of 5, 10, or 20 years, as selected by you or your Beneficiary, and after such period for as long as the payee lives. If the payee dies prior to the end of such guaranteed period, we will continue payments for the remainder of the guarantee period to a contingent payee, subject to the terms of any supplemental agreement issued.

Federal income tax requirements currently applicable to Contracts used with H.R. 10 plans and individual retirement annuities provide that the period of years guaranteed under Option A cannot be any greater than the joint life expectancies of the payee and his or her designated Beneficiary.

OPTION B - LIFE ANNUITY WITHOUT FURTHER PAYMENT ON DEATH OF PAYEE - We will make monthly payments to the payee as long as he or she lives. We guarantee no minimum number of payments.

OPTION C - JOINT AND LAST SURVIVOR - We will provide payments monthly, quarterly, semiannually, or annually, for the payee's life and the life of the payee's spouse/joint payee. Upon the death of one payee, we will continue payments to the surviving payee. All payments stop at the death of the surviving payee.

OPTION D - JOINT AND 1/2 SURVIVOR; OR JOINT AND 2/3 SURVIVOR - We will provide payments monthly, quarterly, semiannually, and annually for the payee's life and the life of the payee's spouse/joint payee. Upon the death of one payee, we will continue payments (reduced to 1/2 or 2/3 the full payment amount) to the surviving payee. All payments stop at the death of the surviving payee.

OPTION E - LIFE INCOME WITH CASH REFUND - We will provide payments monthly, quarterly, semiannually, or annually for the payee's life. Upon the payee's death, we will provide a contingent payee with a lump-sum payment, if the total payments to the payee were less than the accumulated value at the time of annuitization. The lump-sum payment, if any, will be for the balance.

OPTION F - INCOME FOR A FIXED PERIOD - We will provide payments monthly, quarterly, semiannually, or annually for a pre-determined period of time to a maximum of 30 years. If the payee dies before the end of the fixed period, payments will continue to a contingent payee until the end of the period.

OPTION G - INCOME OF A SPECIFIC AMOUNT - We will provide payments for a specific amount. Payments will stop only when the amount applied and earnings have been completely paid out. If the payee dies before receiving all the payments, we will continue payments to a contingent payee until the end of the Contract.

With Options A, B, C, and D, we offer both fixed and/or Variable Annuity payments. With Options E, F, and G, we offer only Fixed Annuity payments. Payments under Options F and G must continue for 10 years, unless your Contract has been in force for 5 years or more.

If the payee is more than 85 years old on the Maturity Date, the following two options are not available without our consent:


     -    Option A: "Life Annuity with Payments for a Guarantee Period"; and


     -    Option B: "Life Annuity without Further Payment on the Death of
          Payee".

                             IX. Federal Tax Matters

INTRODUCTION

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE, OR LOCAL -- OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

OUR TAX STATUS

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our "policyholder reserves." We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on a Separate Account assets that is passed through to Contract owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or the Separate Account. Currently, we do not anticipate making a charge for such taxes (other than state premium taxes). If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state or local taxes.)

SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as partial withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such.

When you take a withdrawal under a Nonqualified Contract, it ordinarily is taxable only to the extent it does not exceed gain in the Contract, if any, at the time of the withdrawal. Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the "Settlement Phase" of an optional guaranteed minimum withdrawal benefit Rider, using the Contract Value. See "VI. Optional Benefits" for a description of the guaranteed minimum withdrawal benefit Riders available under the Contracts. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal.

Please see "Conversions and Rollovers to Roth IRAs" below for additional information on the impact on withdrawals of tax withholding pursuant to a conversion to a Roth IRA.

If you purchased a Qualified Contract with an optional death benefit or other optional benefit Rider, the presence of these benefits may increase the amount of any required minimum distributions under the requirements of your Qualified Plan. See "Qualified Contracts (Contracts Purchased for a Qualified Plan)" below.

Any annuity payments that you receive under an Annuity Option, including Annuity Options that only are available when you elect a guaranteed minimum withdrawal benefit Rider, will be taxed in the manner described in "Taxation of Annuity Payments" below.

You should consult a tax advisor for information on any optional benefit Riders.

CHARITABLE REMAINDER TRUSTS

This federal tax discussion does not address tax consequences of a Contract used in a charitable remainder trust. The tax consequences of charitable remainder trusts may vary depending on the particular facts and circumstances of each individual case.

Additionally, the tax rules governing charitable remainder trusts, or the taxation of a Contract used with a charitable remainder trust, may be subject to change by legislation, regulatory changes, judicial decrees or other means. You should consult competent legal or tax counsel regarding the tax treatment of a charitable remainder trust before purchasing a Contract for use within it.

NONQUALIFIED CONTRACTS

(Contracts Not Purchased to Fund an Individual Retirement Account or Other Qualified Plan)

Undistributed Gains

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your Contract until we actually distribute assets to you.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person.

Taxation of Annuity Payments

When we make payments under a Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of Variable Annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under IRS regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to tax. A simplified method of determining the taxable portion of annuity payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.

Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant's last tax return or, if there is a beneficiary entitled to receive further payments, will be distributed to the beneficiary as described more fully below under "Taxation of Death Benefit Proceeds."

Surrenders, Withdrawals and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if no extended payment option is selected for a death benefit payment.

When you take a partial withdrawal from a Contract before the Maturity Date, including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. When only the investment in the Contract remains, any subsequent withdrawal made before the Maturity Date will be a tax-free return of investment, until you have recovered your entire investment in the Contract. If you assign or pledge any part of your Contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.

For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all annuity Nonqualified contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract.

As mentioned above, amounts received in a partial withdrawal are taxable to the extent that the Contract Value exceeds the investment in the Contract. There is some uncertainty regarding the effect a Fixed Investment Option's market value adjustment might have on the amount treated as "Contract Value" for this purpose. As a result, the taxable portion of amounts received in a partial withdrawal could be greater or less depending on how the market value adjustment is treated.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to each other. A tax adviser should be consulted in those situations.

Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent such payment exceeds your investment in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

     - if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or

     - if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or

     - if distributed as a series of withdrawals over the Beneficiary's life expectancy, they are taxable to the extent the Contract Value exceeds the investment in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary's income as follows:

     - if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or

     - if distributed in accordance with the existing Annuity Option selected, they are fully excludable from income until the remaining investment in the Contract has been recovered, and all annuity payments thereafter are fully includible in income.

Penalty Tax on Premature Distributions

There is a 10% IRS penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:

     - received on or after the date on which the Contract Owner reaches age 59 1/2;

     - attributable to the Contract Owner becoming disabled (as defined in the tax law);

     - made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;

     - made as a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated individual Beneficiary;

     -    made under a single-premium immediate annuity contract; or

     - made with respect to certain annuities issued in connection with structured settlement agreements.

Note that when a series of substantially equal periodic payments (Life Expectancy Distribution) is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification will cause retroactive imposition of the penalty plus interest on it.

Exchanges of Annuity Contracts


We may issue the Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any Additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may or may not exceed your investment in the Contract. Any excess may be includable in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit.) If you exchange part of an existing contract for the Contract, and within 12 months of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, the exchange may not be treated as a tax free exchange. Rather, the exchange may be treated as if you had made a partial surrender from the existing contract and then purchased the Contract. In these circumstances, some or all of the amount exchanged into the Contract could be includable in your income and subject to a 10% penalty tax. There are various circumstances in which a partial exchange followed by receipt of a payment within 12 months of the exchange is unlikely to affect the tax free treatment of the exchange. You should consult your tax advisor in connection with an exchange of all or part of an annuity contract for the Contract, especially if you may make a withdrawal from either contract within 12 months after the exchange.


Puerto Rico Nonqualified Contracts

IF YOU ARE A RESIDENT OF PUERTO RICO, YOU SHOULD CONSULT A TAX ADVISER. Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan ("Nonqualified Contract") are generally treated as a non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contract are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax. The Internal Revenue Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.

Distributions under a Nonqualified Contract after annuitization are treated as part taxable income and part non-taxable return of principal. The amount excluded from gross income after annuitization under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the Annuitant's life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.

Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have "investment control" over the underlying assets.

In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the contract owner's gross income. The Internal Revenue Service ("IRS") has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets." As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner's ability to allocate funds among as many as twenty sub-accounts.

The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating Purchase Payments and Contract Values than was the case in those rulings, it is possible that you would be treated as the owner of your Contract's proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

QUALIFIED CONTRACTS
(Contracts Purchased for a Qualified Plan including IRA's)

The Contracts are also available for use in connection with certain types of retirement plans which receive favorable treatment under the Code ("Qualified Plans"). Numerous special tax rules apply to the participants in Qualified Plans and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in Appendix D of this Prospectus and in the Statement of Additional Information, but make no attempt to provide more than general information about use of the Contracts with the various types of Qualified Plans in this Prospectus. We may limit the availability of the Contracts to certain types of Qualified Plans and may discontinue making Contracts available to any Qualified Plan in the future. If you intend to use a Contract in connection with a Qualified Plan you should consult a tax adviser.

We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a Qualified Plan, and contains rules to limit the amount you can contribute to all of your Qualified Plans. Trustees and administrators of Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity payments under certain Qualified Contracts, there may be no "investment in the Contract" and the total amount received may be taxable. Also, loans from Qualified Contracts intended for use under retirement plans qualified under section 403(b) of the Code, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loan must be repaid. (You should always consult your tax adviser and retirement plan fiduciary prior to exercising your loan privileges.) Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution are limited under Qualified Plans.

Under the tax rules, the Owner and the Annuitant may not be different individuals if a Contract is used in connection with a Qualified Plan. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a co-Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in ages between the Annuitant and co-Annuitant. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act, the spouse or ex-spouse of the Owner will have rights in the Contract. In such a case, the Owner may need the consent of the spouse or ex-spouse to change Annuity Options or make a withdrawal from the Contract.

Required Minimum Distributions

Treasury Regulations prescribe required minimum distribution ("RMD") rules governing the time at which distributions to the Owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a benefit provided under an optional rider may affect the amount of the required minimum distributions that must be made under the Contract. Failure to comply with minimum distribution requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. In the case of certain other Qualified Plans, such distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. Distributions made under certain Qualified Plans, including IRAs and Roth IRAs, after the Owner's death must also comply with the minimum distribution requirements, and different rules governing the timing and the manner of payments apply, depending on whether the designated Beneficiary is an individual, and, if so, the Owner's spouse, or an individual other than the Owner's spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your tax adviser.

TEMPORARY WAIVER OF RMDS FOR 2009. On December 23, 2008, the Worker, Retiree, and Employer Recovery Act of 2008 (the "Act") was signed into law. The Act provides a temporary waiver from required minimum distribution (RMD) rules in 2009 for certain tax-qualified retirement plans (including IRAs). You will need to notify us if you wish to suspend systematic withdrawals of RMD amounts under a Contract intended for use with a tax-qualified retirement plan (including an IRA).

Under the Act, no minimum distribution is required for calendar year 2009 from individual retirement plans and employer-provided "defined contribution" retirement plans. The next RMD under these types of plans would be for calendar year 2010. This relief applies to lifetime distributions to employees and IRA owners and after-death distributions to beneficiaries.

In the case of an individual who attains age 70 1/2 in 2009 (i.e., the individual's required beginning date under current law is April 1, 2010), no distribution is required for 2009 and no distribution will be required to be made by April 1, 2010.

If the five year rule applies to the payment of death benefit amounts, the Act provides that the five year period is determined without regard to calendar year 2009. For example, if an individual dies in 2007, the Act provides that the five year period ends in 2013 instead of 2012.

The Act does not change:

     - the requirement for an individual who attains age 70 1/2 in 2008 to begin RMDs, if not made during 2008, by April 1, 2009; and

     -    any RMD for calendar years after 2009.

In the case of an employer-provided plan, the Act also provides that if a plan makes a distribution in 2009 that is an "eligible rollover distribution" (but would have been an RMD if not for the Act's waiver of 2009 requirements), the plan may, but is not required to, offer an employee the ability to make a direct rollover of that amount and provide the employee with a written explanation of the requirement. If the employee elects to receive the distribution, the distribution is not subject to mandatory 20% federal income tax withholding.

Unless you notify us otherwise, we will continue to process systematic withdrawals that you have pre-authorized for an RMD amount. Please read the annuity prospectus carefully for additional information about the systematic withdrawal program(s) offered under your Contract.

You may not be required to take an RMD from a Contract in 2009. If you take a pre-authorized systematic withdrawal for a "required minimum distribution" amount in 2009, the withdrawal: (i) may be subject to income tax and, if your Rider calculates an annual guaranteed amount before age 59 1/2, a 10% IRS penalty tax; (ii) may reduce the death benefit and other optional benefits; and
(iii) may cancel your eligibility to earn a Credit under the provisions of your guaranteed minimum withdrawal benefit Rider during any Contract Year in which you receive a payment under the systematic withdrawal program.

Call or write us at the Annuities Service Center listed on the first page of this Prospectus if you wish to defer your RMD for 2009. If you would like to defer your RMD for 2009 but have already received a scheduled distribution, call our Annuities Service Center within 60 days of receipt of your distribution to discuss your options.

Please consult your tax advisor to determine how the Act affects your RMDs.

Penalty Tax on Premature Distributions

There is also a 10% IRS penalty tax on the taxable amount of any payment from certain Qualified Contracts (but not Section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual's employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an Individual Retirement Annuity or an IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:

     - received on or after the date on which the Contract Owner reaches age 59 1/2;

     - received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or

     - made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and "designated beneficiary" (as defined in the tax law).

Note that when a series of substantially equal periodic payments (Life Expectancy Distribution) is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification will cause retroactive imposition of the penalty plus interest on it.

These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Sections 401 and 403, the exception for substantially equal periodic payments applies only if the Owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs which are used for first time home purchases or for higher education expenses, or for distributions made to certain eligible individuals called to active duty after September 11, 2001 and. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your tax adviser.

When we issue a Contract in connection with a Qualified Plan, we will amend the Contract as necessary to conform to the requirements of the plan. However, your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts. We will not be bound by terms and conditions of Qualified Plans to the extent those terms and conditions contradict a Contract, unless we consent.

Rollovers and Transfers

If permitted under your plan, you may make take a distribution:

     - from a traditional IRA and make a "tax-free" rollover to another traditional IRA;

     - from a traditional IRA and make a "tax-free" rollover to a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code;

     - from any Qualified Plan (other than a Section 457 deferred compensation plan maintained by a tax-exempt organization) and make a "tax-free" rollover to a traditional IRA;

     - from a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code and make a "tax-free" rollover to any such plans.

In addition, if your spouse survives you and falls within the definition of "spouse" under the federal Defense of Marriage Act, he or she is permitted to take a distribution from your tax-qualified retirement account and make a "tax-free" rollover to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse's plan. A beneficiary who is not your surviving spouse may, if permitted by the plan, transfer to a traditional IRA the amount distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a traditional IRA. The IRA is treated as an inherited IRA of the non-spouse beneficiary.

You may also make a taxable rollover from a traditional IRA to a Roth IRA. In addition, distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code may be rolled over directly to a Roth IRA if (i) your adjusted gross income is not in excess of $100,000, and (ii) you are not a married taxpayer filing a separate return. This type of rollover is taxable. You may make a tax-free rollover to a Roth IRA from a Roth IRA or from a Roth account in a retirement plan described in Section 401(a) or Section 403(b) of the Code.

Although we allow a beneficiary of an IRA who is eligible to roll the IRA over to a Contract as a traditional or Roth IRA to do so, we do not allow such an IRA beneficiary to purchase any of our optional benefit Riders on that Contract.

In lieu of taking a distribution from your plan (including a Section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer of plan assets.

Withholding on Rollover Distributions

Eligible rollover distributions from a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code, or a governmental deferred compensation plan described in Section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under Section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments," and (iii) if applicable, certain hardship withdrawals.

Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an applicable plan, a traditional IRA, or a Roth IRA.

If you take a distribution from a Qualified Contract, we may have to take a withdrawal from your Contract Value, withhold it from you, and remit to the IRS. The amount we may be required to withhold is up to 20% of the taxable gain in the Contract. We treat any amount we withhold as a withdrawal from your Contract, which could result in a reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read "What Other Optional Benefits May Have Been Available to Me When I Purchased a Contract?" in "IV. Basic Information" earlier in this Prospectus for information about the impact of withdrawals on optional benefit Riders.

We do not need to withhold amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another tax-qualified retirement plan. Similarly, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us, in lieu of making a distribution to you, if you wish to purchase a Qualified Contract. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU PURCHASED A CONTRACT FOR USE WITH A TAX-QUALIFIED RETIREMENT PLAN.

Conversions and Rollovers to Roth IRAs

You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA unless:

     -    you have adjusted gross income over $100,000; or

     -    you are a married tax payer filing a separate return.

These restrictions do not apply in tax years beginning after December 31, 2009. The Roth IRA annual contribution limit does not apply to converted or rollover amounts.

You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in Section 401(a) or
Section 403(b) of the Code. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.

If you convert a Contract issued as a traditional IRA (or other type of Qualified Contract, if permitted under your plan) to a Roth IRA, or instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, you may instruct us to not withhold any of the conversion for taxes and remittance to the IRS. A direct rollover or conversion is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you do instruct us to withhold for taxes when converting an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in a reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read "What Other Optional

Benefits May Have Been Available to Me When I Purchased a Contract?" in "IV. Basic Information" earlier in this Prospectus for information about the impact of withdrawals on optional benefit Riders.

You may find it advantageous to pay the tax due from resources other than your retirement plan assets if you wish to purchase a Contract for use as a Roth IRA through a rollover from that retirement plan. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO USE THE CONTRACT IN CONNECTION WITH A ROTH IRA.

Section 403(b) Qualified Plans

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. We currently are not offering this Contract for use in a retirement plan intended to qualify as a
Section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan" or the "Plan") unless (a) we (or an affiliate of ours) previously issued annuity contracts to that retirement plan, (b) the initial purchase payment for the new Contract is sent to us directly from the Section 403(b) Qualified Plan through your employer, the Plan's administrator, the Plan's sponsor or in the form of a transfer acceptable to us, (c) we have entered into an agreement with your
Section 403(b) Qualified Plan concerning the sharing of information related to your Contract (an "Information Sharing Agreement"), and (d) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Qualified Plan that the plan qualifies under Section 403(b) of the Code and complies with applicable Treasury regulations (a "Certificate of Compliance") (Information Sharing Agreement and Certificate of Compliance, together, the "Required Documentation").

We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Qualified Plan.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with a rollover transfer of initial Purchase Payment funds, the transfer may be treated as a taxable transaction.

Loans

A loan privilege is available only to Owners of Contracts issued in connection with Section 403(b) retirement arrangements that are not subject to Title 1 of the Employee Retirement Income Security Act of 1974 (ERISA). The rules governing the availability of loans, including the maximum Loan Amount, are prescribed in the Code, Treasury regulations, IRS rulings, and our procedures in effect at the time a loan is made. Because the rules governing loans under section 403(b) Contracts are complicated, you should consult your tax adviser before exercising the loan privilege. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply.

Federal tax law generally requires loans to be repaid within 5 years (except in cases where the loan was used to acquire the principal residence of a plan participant), with repayments made at least quarterly and in level payments over the term of the loan. Interest will be charged on your Loan Amount. Failure to make a loan repayment when due will result in adverse tax income tax consequences to you.

The amount of any Unpaid Loans will be deducted from the death benefit otherwise payable under the Contract. In addition, loans, whether or not repaid, will have a permanent effect on the Contract Value because the investment results of the Investment Accounts will apply only to the unborrowed portion of the Contract Value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable.

If you are considering making a rollover transfer from a retirement plan described in Section 403(b) of the Code to a traditional IRA or a Roth IRA, you should consult with a qualified tax advisor regarding possible tax consequences. If you have a loan outstanding under the section 403(b) plan, the transfer may subject you to income taxation on the amount of the loan balance.

Please see Appendix D or request a copy of the Statement of Additional Information from the Annuities Service Center for more detailed information regarding Section 403(b) Qualified Plans.

Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. Although we may offer variable annuity contracts in Puerto Rico in connection with Puerto Rican "tax qualified" retirement plans, the text of this Prospectus addresses federal tax law only and is inapplicable to the tax laws of Puerto Rico.

SEE YOUR OWN TAX ADVISER

The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax adviser.

                              X. Other Information

ASSIGNMENT; CHANGE OF OWNER OR BENEFICIARY

To qualify for favorable tax treatment, certain Contracts can't be sold; assigned; discounted; or pledged as collateral for a loan, as security for the performance of an obligation, or for any other purpose, unless the Owner is a trustee under section 401(a) of the Code.

Subject to these limits, while the Annuitant is alive, you may designate someone else as the Owner by written notice to Annuities Service Center. You choose the Beneficiary in the application for the Contract. You may change the Beneficiary by written notice no later than receipt of due proof of the death of the Annuitant. Changes of Owner or Beneficiary will take effect when we receive them, whether or not you or the Annuitant is then alive. However, these changes are subject to:

     -    the rights of any assignees of record; and

     -    certain other conditions referenced in the Contract.

An assignment, pledge, or other transfer may be a taxable event. See "IX. Federal Tax Matters" above. Therefore, you should consult a competent tax adviser before taking any such action.

BENEFICIARY

The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we will treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we will effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, the Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, IRS regulations may limit designations of Beneficiaries.

SPOUSE

FEDERAL DEFINITION OF SPOUSE. Any federal tax provisions related to status as a "spouse" are governed by the federal Defense of Marriage Act ("DOMA"), which does not recognize civil unions or same-sex marriages that may be allowed under state law. Please consult with your tax advisor for information on how federal tax rules may affect Contracts where civil union or same-sex marriage partners, either singularly or jointly own the Contract, or are designated Annuitant(s), Beneficiary(ies) and/or Covered Person(s).

STATE VARIATIONS. Some states require that civil union and same-sex marriage partners receive the same contractual benefits as spouses who fall within the DOMA definition. To see a table of states with such a requirement, you may request a Statement of Additional Information from the Annuities Service Center. You should consult with a qualified financial professional for additional information on your state's regulations regarding civil unions and same-sex marriages.

PERFORMANCE INFORMATION

We may advertise total return information about investments made in the Variable Investment Options. We refer to this information as "Separate Account level" performance. In our Separate Account level advertisements, we usually calculate total return for 1, 5, and 10 year periods or since the beginning of the applicable Variable Investment Option.

Total return at the Separate Account level is the percentage change between:

     - the value of a hypothetical investment in a Variable Investment Option at the beginning of the relevant period; and

     -    the value at the end of such period.

At the Separate Account level, total return reflects adjustments for:

     -    the mortality and expense risk charges;

     -    the annual Contract fee; and

     - any withdrawal charge payable if the Owner surrenders his Contract at the end of the relevant period.

Total return at the Separate Account level does not, however, reflect any premium tax charges or any charges for optional benefit Riders. Total return at the Separate Account level will be lower than that at the Portfolio level where comparable charges are not deducted.

We may also advertise total return in a non-standard format in conjunction with the standard format described above. The non-standard format is generally the same as the standard format except that it will not reflect any Contract fee or withdrawal charge and it may be for additional durations.

We may advertise "current yield" and "effective yield" for investments in the Money Market investment option. Current Yield refers to the income earned on your investment in the Money Market investment option over a 7-day period and then annualized. In other words, the income earned in the period is assumed to be earned every 7 days over a 52-week period and stated as a percentage of the investment.

Effective yield is calculated in a similar manner but, when annualized, the income earned by your investment is assumed to be reinvested and thus compounded over the 52-week period. Effective yield will be slightly higher than current yield because of this compounding effect of reinvestment.

Current yield and effective yield reflect all the recurring charges at the Separate Account level, but will not reflect any premium tax, any withdrawal charge, or any charge for optional benefit Riders.

REPORTS

At least annually, we will send you (1) a report showing the number and value of the accumulation units in your Contract and (2) the financial statements of the Portfolios.

VOTING PRIVILEGES

At meetings of the Trust's shareholders, we will generally vote all the shares of each Portfolio that we hold in the Separate Account in accordance with instructions we receive from the Owners of Contracts that participate in the corresponding Variable Investment Option.

CHANGES TO THE SEPARATE ACCOUNT

We reserve the right, subject to applicable law, including any required shareholder approval,

     - to transfer assets that we determine to be your assets from the Separate Account to another separate account or Investment Option by withdrawing the same percentage of each investment in the Account with proper adjustments to avoid odd lots and fractions;

     -    to add or delete Variable Investment Options;

     -    to change the underlying investment vehicles;

     -    to operate the Separate Account in any form permitted by law; and

     - to terminate the Separate Account's registration under the 1940 Act, if such registration should no longer be legally required.

Unless otherwise required under applicable laws and regulations, notice to or approval of Owners will not be necessary for us to make such changes.

VARIATIONS IN CHARGES OR RATES FOR ELIGIBLE CLASSES

We may allow a reduction in or the elimination of any Contract charges, or an increase in a credited interest rate for a Fixed Investment Option. The affected Contracts would involve sales to groups or classes of individuals under special circumstances that we expect to result in a reduction in our expenses associated with the sale or maintenance of the Contracts, or that we expect to result in mortality or other risks that are different from those normally associated with the Contracts.

The entitlement to such variation in charges or rates will be determined by us based upon such factors as the following:

     -    the size of the initial Purchase Payment;

     -    the size of the group or class;

     - the total amount of Purchase Payments expected to be received from the group or class and the manner in which the Purchase Payments are remitted;

     - the nature of the group or class for which the Contracts are being purchased and the persistency expected from that group or class as well as the mortality or morbidity risks associated with that group or class;

     - the purpose for which the Contracts are being purchased and whether that purpose makes it likely that the costs and expenses will be reduced; or

     - the level of commissions paid to selling broker-dealers or certain financial institutions with respect to Contracts within the same group or class.

We will make any reduction in charges or increase in initial guarantee rates according to our rules in effect at the time an application for a Contract is approved. We reserve the right to change these rules from time to time. Any variation in charges, rates, or fees will reflect differences in costs and services, will apply uniformly to all prospective Contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any Owner.

DISTRIBUTION OF CONTRACTS

John Hancock Distributors, LLC ("JH Distributors"), a Delaware limited liability company and an affiliate of ours, is the principal underwriter and distributor of the Contract interests offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of John Hancock Trust, whose securities are used to fund certain Variable Investment Options under the Contract and under other annuity and life insurance products we offer.

JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "1934 Act") and is a member of the Financial Industry Regulatory Authority ("FINRA," formerly the National Association of Securities Dealers, Inc., or "NASD").

We offered the Contract for sale through broker-dealers that entered into selling agreements for the sale of the Contracts. Broker-dealers sold the Contract through their registered representatives who have been appointed by us to act as our insurance agents. Signator Investors, Inc. ("Signator"), a subsidiary of John Hancock Life Insurance Company, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also have offered the Contract.

JH Distributors may pay on-going compensation to broker-dealers in connection with the sale or servicing of a Contract. In turn, the broker-dealers pay a portion of the compensation to their registered representatives, under their own arrangements. Signator compensated its registered representatives for sales of the Contracts on a commission and fee service basis. We may also reimburse Signator for direct and indirect expenses actually incurred in connection with the distribution of these Contracts.

Signator representatives may have received additional cash or non-cash incentives (including expenses for conference or seminar trips and certain gifts) in connection with the sale of Contracts issued by us. From time to time, Signator, at its expense, may also have provided significant additional amounts to broker dealers or other financial services firms which sold or arranged for the sale of the Contracts. Such compensation may have included, for example, financial assistance to financial services firms in connection with their conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contracts, and/or other events or activities sponsored by the financial services firms. As a consequence of such additional compensation, representatives and financial services firms, including but not limited to Signator and its representatives, may have been motivated to sell our Contracts instead of Contracts issued by other insurance companies.

We or our affiliates may provide compensation to broker-dealers for providing on-going service in relation to Contracts that have already been purchased. The amount and timing of compensation we or our affiliates may provide may vary, but total compensation paid to broker-dealers with respect to the Contracts is not expected to exceed the amount of compensation for distribution of the Contracts as described in this Prospectus.

STATEMENT OF ADDITIONAL INFORMATION

Our Statement of Additional Information provides additional information about the Contract and the Separate Account, including information on our history, services provided to the Separate Account and legal and regulatory matters. We filed the Statement of Additional Information with the SEC on the same date as this Prospectus and incorporate it herein by reference. You may obtain a copy of the current Statement of Additional Information without charge by contacting us at the Annuities Service Center shown on the first page of this Prospectus. The SEC also maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information and other information about us, the Contract and the Separate Account. We list the Table of Contents of the Statement of Additional Information below.

JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H
Statement of Additional Information
Table of Contents

                                                                     page of SAI
                                                                     -----------
General Information and History...................................         1
Accumulation Unit Values..........................................         1
Services..........................................................         1
   Independent Registered Public Accounting Firm..................         1
   Principal Underwriter..........................................         1
   Special Compensation and Reimbursement Arrangements............         1
      Sales and Asset-Based Payments..............................         4
      Administrative and Processing Support Payments..............         4
      Other Payments..............................................         4
Calculation of Performance Data...................................         6
   Money Market Variable Investment Options.......................         6
   Other Investment Options.......................................         6
      "Standardized" Total Return.................................         6
      "Non-Standardized" Performance..............................         6
Other Performance Information.....................................         6
Table of State Variations.........................................         6
Qualified Plan Types..............................................         8
   Traditional IRAs...............................................         8
   Roth IRAs......................................................         8
   Simple IRA Plans...............................................         9
   Simplified Employee Pensions (SEP-IRAs)........................         9
   Section 403(b) Qualified Plans or Tax-Sheltered Annuities......        11
   Restrictions Under the Texas Optional Retirement Program.......        11
   Corporate and Self-Employed ("HR 10 and "Keogh") Pension
      and Profit-Sharing Plans....................................        11
   Deferred Compensation Plans of State and Local Governments
      and Tax-Exempt Organizations................................        12
Calculation of Annuity Payments...................................        12
   Calculation of Annuity Units...................................        13
      Annuity Unit Values.........................................        13
   Mortality Tables...............................................        13
Additional Information About Determining Unit Values..............        14
   Net Investment Rate............................................        14
   Adjustment of Units and Values.................................        14
   Hypothetical Example Illustrating the Calculation of
      Accumulation Unit Values and Annuity Unit Values............        14
Purchases and Redemptions of Portfolio Shares.....................        14
The Separate Account..............................................        14
Delay of Certain Payments.........................................        15
Liability for Telephone Transfers.................................        15
Voting Privileges.................................................        15
Legal and Regulatory Matters......................................        16
Financial Statements..............................................        17

FINANCIAL STATEMENTS

The Statement of Additional Information also contains the Company's financial statements as of the years ended 2007 and 2008, and its Separate Account's financial statements as of the year ended 2008 (the "Financial Statements"). Our Financial Statements provide information on our financial strength as of the year ended 2008, including information on our general account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company's general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.

               APPENDIX A: Details About Fixed Investment Options

INVESTMENTS THAT SUPPORT OUR FIXED INVESTMENT OPTIONS

We back our obligations under the Fixed Investment Options with John Hancock's general assets. Subject to applicable law, we have sole discretion over the investment of our general assets (including those held in our "non-unitized" Separate Account that primarily supports the Fixed Investment Options). We invest these amounts in compliance with applicable state insurance laws and regulations concerning the nature and quality of our general investments.

We invest the non-unitized Separate Account assets, according to our detailed investment policies and guidelines, in fixed income obligations, including:

     -    corporate bonds;

     -    mortgages;

     -    mortgage-backed and asset-backed securities; and

     -    government and agency issues.

We invest primarily in domestic investment-grade securities. In addition, we use derivative contracts only for hedging purposes, to reduce ordinary business risks associated with changes in interest rates, and not for speculating on future changes in the financial markets. Notwithstanding the foregoing, we are not obligated to invest according to any particular strategy.

NO FIXED INVESTMENT OPTIONS OR MARKET VALUE ADJUSTMENTS IN OR AND WA CONTRACTS

Fixed Investment Options are NOT available as Investment Options in Contracts issued in OR and WA. Owners of affected Contracts may allocate Purchase Payments and transfer Contract Value only to the Variable Investment Options. We will not apply a "market value adjustment" or "MVA" to proceeds of such Contracts. Owners of such Contracts should disregard all references to these terms in the Prospectus.

GUARANTEED INTEREST RATES

We declare the guaranteed rates from time to time as market conditions and other factors dictate. We advise you of the guaranteed rate for a selected Fixed Investment Option at the time we:

     -    receive your Purchase Payment;

     -    effectuate your transfer; or

     -    renew your Fixed Investment Option.

We have no specific formula for establishing the guaranteed rates for the Fixed Investment Options. The rates may be influenced by interest rates generally available on the types of investments acquired with amounts allocated to the Fixed Investment Option. In determining guarantee rates, we may also consider, among other factors, the duration of the Fixed Investment Option, regulatory and tax requirements, sales and administrative expenses we bear, risks we assume, our profitability objectives, and general economic trends.

COMPUTATION OF MARKET VALUE ADJUSTMENT

We determine the amount of the market value adjustment by multiplying the amount being taken from the Fixed Investment Option (before any applicable withdrawal charge) by a factor expressed by the following formula:

                                 1+g            n
                         (------------------) ---  - 1
                              1+c+0.005        12

where:

     -    g is the guaranteed rate in effect for the current Fixed Investment
          Option;

     - c is the current guaranteed rate in effect for new Fixed Investment Options with duration equal to the number of years remaining in the current Fixed Investment Option (rounded to the nearest whole number of years). If we are not currently offering such a Fixed Investment Option, we will declare a guarantee rate, solely for this purpose, consistent with interest rates currently available;

     - n is the number of complete months from the date of withdrawal to the end of the current Fixed Investment Option (if less than one complete month remains, n equals one unless the withdrawal is made on the last day of the Fixed Investment Option, in which case no adjustment applies).

For Contracts issued in FL and NY, we use the following formula instead:

                                 1+g            n
                         (------------------) ---  - 1
                              1+c+0.0025       12

SAMPLE CALCULATION 1: POSITIVE ADJUSTMENT

Premium payment                                $10,000
Guarantee period                               5 years
Time of withdrawal or transfer                 beginning of 3rd year of guaranteed period
Amount withdrawn or transferred                $10,816
Guaranteed rate (g)                            4%
Guaranteed rate for new 3 year guarantee (c)   3%
Remaining guarantee period (n)                 36 months

Maximum positive adjustment: $10,000 x (1.04(2) - 1.03(2)) = $207

(i.e., the maximum withdrawal adjusted for market value adjustment is $11,023, or $10,816 + $207)

MARKET VALUE ADJUSTMENT:
                                    1+0.04       36
                      10,816 x[(--------------) --- - 1] = 157.51
                                 1+0.03+0.005    12

Amount withdrawn or transferred (adjusted for market value adjustment): $10,816 + $157.51 = $10,973.51

For Contracts issued in FL and NY, assume that the Guaranteed rate (g) is 3.50%, and determine the amount withdrawn or transferred (adjusted for market value adjustment) as follows:

                                    1+0.035      36
                      10,712 x[(--------------) --- - 1] = $78.00
                                1+0.03+0.0025    12

In this case, the amount withdrawn or transferred (adjusted for market value adjustment) is $10,712 + $78 = $10,790

SAMPLE CALCULATION 2: NEGATIVE ADJUSTMENT

Premium payment                                $10,000
Guarantee period                               5 years
Time of withdrawal or transfer                 beginning of 3rd year of guaranteed period
Amount withdrawn or transferred                $11,025
Guaranteed rate (g)                            5%
Guaranteed rate for new 3 year guarantee (c)   5.5%
Remaining guarantee period (n)                 36 months

Maximum negative adjustment: $10,000 x (1.05(2) - 1.03(2)) = $416

(i.e., the maximum withdrawal adjusted for market value adjustment is $10,609, or $11,025 - $416)

MARKET VALUE ADJUSTMENT:

                                    1+0.05       36
                      11,025 x[(--------------) --- - 1] = - 309.09
                                 1+0.055+0.005   12

Amount withdrawn or transferred (adjusted for market value adjustment): $11,025
- $309.09 = $10,715.91

For Contracts issued in FL and NY, we would use the following equation instead:

                                    1+0.05       36
                      11,025 x[(--------------) --- - 1] = - $232.92
                                1+0.055+0.0025   12

In this case, the amount withdrawn or transferred (adjusted for market value adjustment) is $11,025 - $232.92 = $10,792.08

SAMPLE CALCULATION 3: POSITIVE ADJUSTMENT LIMITED BY AMOUNT OF EXCESS INTEREST

Premium payment                                $10,000
Existing guarantee period                      5 years
Time of withdrawal or transfer                 beginning of 3rd year of guaranteed period
Amount withdrawn or transferred                $11,025
Guaranteed rate (g)                            5%
Guaranteed rate for new 3 year guarantee (c)   3%
Remaining guarantee period (n)                 36 months

Amount of excess interest: $10,000 x (1.05(2) - 1.03(2)) = $416

(i.e. the maximum withdrawal adjusted for market value adjustment is $11,441, or $11,025 + $416)

MARKET VALUE ADJUSTMENT:

                                    1+0.05       36
                      11,025 x[(--------------) --- - 1] = 486.33
                                 1+0.03+0.005    12

Since the market value adjustment exceeds the amount of excess interest of $416, the actual market value adjustment is $416.

Amount withdrawn or transferred (adjusted for market value adjustment): $11,025 + $416 = $11,441.

For Contracts issued in FL and NY, we would use the following equation instead:

                                    1+0.05       36
                      11,025 x[(--------------) --- - 1] = $570.15
                                 1+0.03+0.0025   12

In this case, the market value adjustment also exceeds the amount of excess interest of $416, so the actual market value adjustment is $416.

SAMPLE CALCULATION 4: NEGATIVE ADJUSTMENT LIMITED BY AMOUNT OF EXCESS INTEREST

Premium payment                                $10,000
Guarantee period                               5 years
Time of withdrawal or transfer                 beginning of 3rd year of guaranteed period
Amount withdrawn or transferred                $10,816
Guaranteed rate (g)                            4%
Guaranteed rate for new 3 year guarantee (c)   7%
Remaining guarantee period (n)                 36 months

Amount of excess interest: $10,000 x (1.04(2) - 1.03(2)) = $207
(i.e., the minimum withdrawal adjusted for market value adjustment is $10,609, or $10,816 - $207)

MARKET VALUE ADJUSTMENT:

                                    1+0.04       36
                      10,816 x[(--------------) --- - 1] = -1,022.42
                                 1+0.07+0.005    12

Since the market value adjustment exceeds the amount of excess interest of $207, the actual market value adjustment is -$207.

Amount withdrawn or transferred (adjusted for market value adjustment): $10,816
- $207 = $10,609

For Contracts issued in FL and NY, we would use the following equation instead:

                                    1+0.04       36
                      10,816 x[(--------------) --- - 1] = -$953.78
                                 1+0.07+0.0025   12

In this case, since the market value adjustment also exceeds the amount of excess interest of $207, the actual market value adjustment is -$207.

----------
* All interest rates shown have been arbitrarily chosen for purposes of these examples. In most cases they will bear little or no relation to the rates we are actually guaranteeing at any time.

                    APPENDIX B: Example of Withdrawal Charge

ASSUME THE FOLLOWING FACTS:

     - On January 1, 2001, you make a $5,000 initial Purchase Payment and we issue you a Contract.

     -    On January 1, 2002, you make a $1,000 Purchase Payment.

     -    On January 1, 2003, you make a $1,000 Purchase Payment.

     - On January 1, 2004, the total value of your Contract is $7,500 because of favorable investment earnings.

Now assume you make a partial withdrawal of $7,000 (no tax withholding) on January 2, 2004. In this case, assuming no prior withdrawals, we would deduct a CDSL of $289.36. We withdraw a total of $7,289.36 from your Contract.

     $7,000.00 -- withdrawal request payable to you
     +  289.36 -- withdrawal charge payable to us
     ---------
     $7,289.36 -- total amount withdrawn from your Contract

HERE IS HOW WE DETERMINE THE WITHDRAWAL CHARGE:

(1) We FIRST distribute to you the $500 profit you have in your Contract ($7,500 total Contract Value less $7,000 of premiums you have paid) under the free withdrawal provision.

(2) Next we repay to you the $5,000 premium you paid in 2001. Under the free withdrawal provision, $200 of that premium is charge free ($7,000 total premiums paid x 10%; less the $500 free withdrawal in the same Contract Year described in paragraph 1 above). We assess a withdrawal charge on the remaining balance of $4,800 from your 2001 premium. Because you made that Purchase Payment 3 years ago, the withdrawal charge percentage is 4%. We deduct the resulting $192 from your Contract to cover the withdrawal charge on your 2001 Purchase Payment. We pay the remainder of $4,608 to you as a part of your withdrawal request.

     $5,000
     -  200 -- free withdrawal amount (payable to you)
     ------
     $4,800
     x  .04
     ------
     $  192 -- withdrawal charge on 2001 Purchase Payment (payable to us)
     $4,800
     ------
     -  192
     ------
     $4,608 --  part of withdrawal request payable to you

(3) We NEXT deem the entire amount of your 2002 PURCHASE PAYMENT to be withdrawn and we assess a withdrawal charge on that $1,000 amount. Because you made this Purchase Payment 2 years ago, the withdrawal charge percentage is 5%. We deduct the resulting $50 from your Contract to cover the withdrawal charge on your 2002 Purchase Payment. We pay the remainder of $950 to you as a part of your withdrawal request.

     $1,000
     x  .05
     ------
     $   50 -- withdrawal charge on 2002 Purchase Payment (payable to us)
     $1,000
     -   50
     ------
     $  950 -- part of withdrawal request payable to you

(4) We NEXT determine what additional amount we need to withdraw to provide you with the total $7,000 you requested, after the deduction of the withdrawal charge on that additional amount. We have already allocated $500 from profits under paragraph 1 above, $200 of additional free withdrawal amount under paragraph 2, $4,608 from your 2001 Purchase Payment under paragraph 2, and $950 from your 2003 Purchase Payment under paragraph 3. Therefore, $742 is needed to reach $7,000.

     $ 7,000 -- total withdrawal amount requested
     -   500 -- profit
     -   200 -- free withdrawal amount
     - 4,608 -- payment deemed from initial Purchase Payment
     -   950 -- payment deemed from 2002 Purchase Payment
     -------
     $   742 -- additional payment to you needed to reach $7,000

We know that the withdrawal charge percentage for this remaining amount is 6%, because you are already deemed to have withdrawn all premiums you paid prior to 2003. We use the following formula to determine how much more we need to withdraw:

Remainder due to you = Withdrawal needed - [applicable withdrawal charge percentage times withdrawal needed]

     $742.00     = x - [.06x]
     $742.00     = .94x
     $742.00/.94 = x
     $789.36     = x
     $789.36       -- deemed withdrawn from 2003 Purchase Payment
     $742.00       -- part of withdrawal request payable to you
     -------
     $ 47.36       -- withdrawal charge on 2003 premium deemed withdrawn (payable to us)

                  APPENDIX C: Optional Enhanced Death Benefits

You may have elected a death benefit that differs from the standard death benefit by purchasing an optional death benefit Rider:

     -    only if the Rider is available in your state;

     -    only when you applied for the Contract;

     - if you elected the Enhanced Death Benefit Rider, only if each Owner and each Annuitant was under age 80 at the time you applied for the Contract; and

     - if you elected the Earnings Enhancement Death Benefit Rider, only if each Owner and each Annuitant was under age 75 at the time you applied for the Contract.

We may have waived either or both of the last two restrictions for Contracts purchased prior to the date a Rider was available in your state.

As long as an optional death benefit Rider is in effect, you will pay the monthly charge shown in the Fee Tables for that benefit. The Rider and its related charges terminate on:

     -    the Contract's Maturity Date; or

     -    upon your surrendering the Contract; or

     - a change of ownership, except where a spousal Beneficiary continues the Rider after an Owner's death (we explain Contract continuation by a spouse in "Distributions Following Death of Owner").

In addition, you may terminate the Enhanced Death Benefit Rider at any time by providing written notification to us at the Annuities Service Center shown on the first page of this Prospectus. If you purchased an Earnings Enhancement Death Benefit Rider, however, you CANNOT request us to terminate the Rider and its charges.

Enhanced Death Benefit Rider

Under this benefit, we will pay the greatest of:

     -    the standard death benefit;

     - the amount of each Purchase Payment you have paid (but not including any extra credits), accumulated at 5% effective annual interest during the benefit's measuring period (less any partial withdrawals you have taken and not including any interest on such amounts after they are withdrawn); or

     - the highest total value of your Contract (adjusted by any market value adjustment) as of any anniversary of your Contract during the benefit's measuring period, plus any Purchase Payments you have made since that anniversary, minus any withdrawals you have taken since that anniversary.

The benefit's "measuring period" includes only those Contract Anniversaries that occur (1) before we receive proof of death and (2) before the measuring life attains age 81. The benefit's "measuring life" is:

     - the Owner, if there is only one Owner under your Contract and the death benefit is payable because the Owner dies before the Maturity Date;

     - the oldest Owner, if there are joint Owners under your Contract and the death benefit is payable because either Owner dies before the Maturity Date;

     - the Annuitant, if there is only one Annuitant under your Contract and the death benefit is payable because the Annuitant dies before the Maturity Date;

     - the youngest Annuitant, if there are joint Annuitants under your Contract and the death benefit is payable because the surviving Annuitant dies during the Owner(s) lifetime(s) but before the Maturity Date.

If an Owner is also an Annuitant, we will generally consider that person to be an "Owner" instead of an "Annuitant" for purposes of determining the benefit's measuring life.

The Enhanced Death Benefit Rider that we offered in IL, MN, NY and WA differs from that described above, and the charge assessed under Contracts issued in those states with this Rider may differ from the current optional benefit Rider charge shown in the Fee Tables section of the Prospectus. Under the Rider available NY and WA, we will pay an enhanced death benefit (in lieu of the standard death benefit) that is the greater of (i) the highest total value of your Contract as of any anniversary of your Contract during the Rider's measuring period, plus any Purchase Payments you have made since that anniversary, minus any withdrawals you have taken since that anniversary or (ii) the total value of your Contract as of the date we receive proof of death. In IL and MN, the benefit is based on the life of the Annuitant.

For Contracts issued in IL, MN, NY, ND, OR and WA, the annual charge for the Enhanced Death Benefit Rider is 0.15% of your Contract's total value. We assess 1/12th of this charge monthly. For a more complete description of the terms and conditions of this benefit, you should refer directly to the Rider. We will provide you with a copy on request. This Rider (and related charges) will terminate on the Contract's Maturity Date, upon your surrendering the Contract, or upon your written request that we terminate it.

FOR A MORE COMPLETE DESCRIPTION OF THE TERMS AND CONDITIONS OF THE RIDER YOU PURCHASED, YOU SHOULD REFER DIRECTLY TO YOUR CONTRACT.

You should carefully review the tax considerations for optional benefit Riders under "IX. Federal Tax Matters" in this Prospectus.

Earnings Enhancement Death Benefit Rider

(not available for Contracts issued to Qualified Plans or for Contracts issued in IL, MN, ND, OR, NY and WA.)

Under this benefit, the death benefit may be increased by an earnings enhancement amount that will vary based on the age of the Owners and Annuitants when you purchase the benefit. In certain marketing materials, this benefit may be referred to as the "Beneficiary Tax Relief" benefit because any amounts paid under this benefit can be used to cover taxes that may be due on death benefit proceeds under your Contract. Amounts paid under this benefit, however, may also be subject to tax and may be greater than or less than the amount of taxes due on the death benefits.

The earnings enhancement amount is determined as follows:

     - if all of the Owners and the Annuitant are under age 70 on the date your benefit is issued, the earnings enhancement amount will be 40% of the difference between the Standard Death Benefit (or Enhanced Death Benefit, if that benefit is in effect) and your "Net Purchase Payments," up to a maximum benefit amount of 80% of your "Adjusted Net Purchase Payments" prior to the date of the decedent's death;

     - if any of the Owners or the Annuitant is age 70 or older on the date your benefit is issued, the earnings enhancement amount will be 25% of the difference between the Standard Death Benefit (or Enhanced Death Benefit, if that benefit is in effect) and your "Net Purchase Payments," up to a maximum benefit amount of 50% of your "Adjusted Net Purchase Payments" prior to the date of the decedent's death; but

     - if there are joint Annuitants under your Contract, we will not count the age of the older Annuitant for either of these purposes unless the older Annuitant is also an Owner.

"Net Purchase Payments," for purposes of this benefit, means Purchase Payments you paid for the Contract, less any withdrawals in excess of earnings from your Contract (including any surrender charges imposed on these withdrawals). For this purpose, we consider withdrawals to be taken first from earnings on your Contract before they are taken from your Purchase Payments. "Adjusted Net Purchase Payments" means Net Purchase Payments minus any Purchase Payments you paid in the 12 month period prior to the decedent's death (excluding the initial Purchase Payments).

FOR A MORE COMPLETE DESCRIPTION OF THE TERMS AND CONDITIONS OF THE RIDER YOU PURCHASED, YOU SHOULD REFER DIRECTLY TO THE YOUR CONTRACT.

Examples of Earnings Death Benefit Calculation

The following are examples of the optional earnings enhancement death benefit. We have assumed that there are earnings under the Contracts in each case. Actual investment performance may be greater or lower than the amounts shown.

EXAMPLE 1 - EARNINGS ENHANCEMENT DEATH BENEFIT WITH STANDARD DEATH BENEFIT, NO ADJUSTMENTS FOR WITHDRAWALS OR ADDITIONAL PURCHASE PAYMENTS

Assume:

     - You elect the earnings enhancement death benefit Rider (but not the enhanced death benefit Rider) when you purchased your Contract;

     - At the time of purchase, you and the Annuitant are each under age 70 and you pay an initial premium of $100,000,

     - You allocate the premium to a Variable Investment Option, and make no transfers of Contract Value to other Investment Options;

     - We determine the death benefit before the Maturity Date, in the fourth year of your Contract on a day when the total value of your Contract is $180,000.

CALCULATION OF STANDARD DEATH BENEFIT

We compare the total value of your Contract ($180,000, with no market value adjustment) to the total amount of premiums you paid ($100,000, with no adjustment for withdrawals). The standard death benefit is the higher of the two, or $180,000.

CALCULATION OF EARNINGS ENHANCEMENT AMOUNT

Because you and the Annuitant were both under age 70 when the Rider was issued, the earnings enhancement amount is 40% of the difference between the standard death benefit and your "Net Premiums," up to a maximum benefit amount equal to 80% of your "Adjusted Net Premiums."

Calculation of Net Premiums and Adjusted Net Premiums - To determine "Net Premiums," we reduce the premiums you paid ($100,000) by the amount of any withdrawals in excess of earnings ($0, with no adjustment for withdrawal charges). In this example, the Net Premiums is $100,000. To determine "Adjusted Net Premiums," we reduce the Net Premiums ($100,000) by any premiums you made, other than the initial premium, during the 12 months before we calculated the death benefit ($0). In this example, the "Adjusted Net Premiums" is $100,000.

CALCULATION OF MAXIMUM BENEFIT AMOUNT - THE MAXIMUM BENEFIT AMOUNT UNDER THE EARNINGS ENHANCEMENT DEATH BENEFIT RIDER IN THIS EXAMPLE IS 80% OF THE ADJUSTED NET PREMIUMS ($100,000), OR $80,000.

THE EARNINGS ENHANCEMENT AMOUNT IS 40% OF THE DIFFERENCE BETWEEN THE STANDARD DEATH BENEFIT ($180,000) AND YOUR NET PREMIUMS ($100,000), UP TO THE MAXIMUM BENEFIT AMOUNT. IN THIS EXAMPLE, 40% OF THE DIFFERENCE IS $32,000, WHICH IS LESS THAN THE MAXIMUM BENEFIT AMOUNT ($80,000). THE EARNINGS ENHANCEMENT AMOUNT IS THEREFORE $32,000.

THE TOTAL DEATH BENEFIT IN THIS EXAMPLE IS THE STANDARD DEATH BENEFIT ($180,000) PLUS THE EARNINGS ENHANCEMENT AMOUNT ($32,000), OR $212,000.

EXAMPLE 2 - EARNINGS ENHANCEMENT DEATH BENEFIT WITH ENHANCED DEATH BENEFIT, ADJUSTED FOR WITHDRAWAL AND ADDITIONAL PREMIUM

Assume:

     - You elect the earnings enhancement death benefit Rider and the enhanced death benefit Rider when you purchase your Contract;

     - At the time of purchase, you are over age 70 and you pay an initial premium of $100,000;

     - You allocate the premium to a Variable Investment Option, and make no transfers of Contract Value to other Investment Options;

     - On the seventh anniversary of your Contract, your total value in the Contract is $175,000, which is the highest value on any anniversary date;

     - On the day after the seventh anniversary of your Contract, you make a withdrawal of $80,000;

     - On the eighth anniversary of your Contract, the total value of your Contract is $110,000, and you make an Additional Purchase Payment of $10,000 at the end of the eighth year of your Contract;

     - We determine the death benefit before the Maturity Date in the middle of the ninth year of your Contract, on a day when the total value of your Contract is $120,000.

CALCULATION OF ENHANCED DEATH BENEFIT

In this example, the enhanced death benefit is the highest of an accumulated premium "roll-up" amount, a "highest anniversary value" amount and the value of your Contract on the date the death benefit is determined.

Calculation of Premium Roll-up - We calculate the amount of each premium you have paid, accumulated at a 5% effective annual rate, minus any withdrawals. In this example, the accumulated value of your initial premium, after adjustment for the $80,000 withdrawal, is $65,319.75, and the accumulated value of your second premium is $10,246.95. The total amount of the premium "roll-up" is $75,566.70.

Calculation of Highest Anniversary Value - We determine the highest anniversary value of your Contract on any anniversary date during the Rider's measuring period ($175,000), plus any premiums since that date ($10,000), minus any withdrawals since that date ($80,000). In this example, the "highest anniversary value" is $105,000.

The total value of your Contract on the date the death benefit is determined ($120,000, with no market value adjustment) is higher than the premium roll-up amount ($75,566.70) and higher than the "highest anniversary value" amount ($105,000). The enhanced death benefit is therefore $120,000.

CALCULATION OF EARNINGS ENHANCEMENT AMOUNT

Because you were over age 70 when the Rider was issued, the earnings enhancement amount is 25% of the difference between the enhanced death benefit and your "Net Premiums," up to a maximum benefit amount equal to 50% of your "Adjusted Net Premiums".

Calculation of Net Premiums and Adjusted Net Premiums - To determine "Net Premiums," we reduce the premiums you paid by the amount of any withdrawals in excess of earnings (including withdrawal charges). In this example, you withdrew $80,000 at a time when your earnings were $75,000 and no withdrawal charges were imposed. The amount withdrawn in excess of earnings is therefore $5,000. Net Premiums is the amount of premiums paid ($110,000) less amounts withdrawn in excess of earnings ($5,000), or $105,000. To determine "Adjusted Net Premiums," we reduce the Net Premiums ($105,000) by any premiums you made during the 12 months before we calculated the death benefit ($10,000). In this example, the "Adjusted Net Premiums" is $95,000.

Calculation of Maximum Benefit Amount - The maximum benefit amount under the earnings enhancement death benefit Rider in this example is 50% of your Adjusted Net Premiums ($95,000), or $47,500.

The earnings enhancement amount is 25% of the difference between the enhanced death benefit ($120,000) and your Net Premiums ($105,000), up to the maximum benefit amount. In this example, 25% of the difference is $3,750, which is less than the maximum benefit amount ($47,500). The earnings enhancement amount is therefore $3,750.

The total Death Benefit in this example is the enhanced death benefit ($120,000) plus the earnings enhancement amount ($3,750), or $123,750.

YOU SHOULD CAREFULLY REVIEW THE TAX CONSIDERATIONS FOR OPTIONAL BENEFIT RIDERS UNDER "IX. FEDERAL TAX MATTERS" BEFORE SELECTING ANY OF THESE OPTIONAL DEATH BENEFIT RIDERS. THE DEATH BENEFITS UNDER THESE RIDERS WILL DECREASE IF YOU MAKE PARTIAL WITHDRAWALS UNDER YOUR CONTRACT. THE ENHANCED EARNINGS DEATH BENEFIT RIDER MAY NOT BE APPROPRIATE FOR YOU IF YOU EXPECT TO WITHDRAW EARNINGS.

                        APPENDIX D: Qualified Plan Types

           PLAN TYPE
------------------------------
TRADITIONAL IRAS                 Section 408 of the Code permits eligible
                                 individuals to contribute to an individual
                                 retirement program known as an Individual
                                 Retirement Annuity or IRA (sometimes referred
                                 to as a traditional IRA to distinguish it from
                                 the Roth IRA discussed below). IRAs are subject
                                 to limits on the amounts that may be
                                 contributed and deducted, the persons who may
                                 be eligible and the time when distributions may
                                 commence. Also, distributions from certain
                                 other types of qualified retirement plans may
                                 be rolled over on a tax-deferred basis into an
                                 IRA. The Contract may not, however, be used in
                                 connection with an Education IRA under Section
                                 530 of the Code. In general, unless you have
                                 made non-deductible contributions to your IRA,
                                 all amounts paid out from a traditional IRA
                                 contract (in the form of an annuity, a single
                                 sum, death benefits or partial withdrawal), are
                                 taxable to the payee as ordinary income.

ROTH IRAS                        Section 408A of the Code permits eligible
                                 individuals to contribute to a type of IRA
                                 known as a Roth IRA. Roth IRAs are generally
                                 subject to the same rules as non-Roth IRAs, but
                                 they differ in certain significant respects.
                                 Among the differences are that contributions to
                                 a Roth IRA are not deductible and qualified
                                 distributions from a Roth IRA are excluded from
                                 income

SIMPLE IRA PLANS                 In general, under Section 408(p) of the Code a
                                 small business employer may establish a SIMPLE
                                 IRA retirement plan if the employer employed no
                                 more than 100 employees earning at least $5,000
                                 during the preceding year. Under a SIMPLE IRA
                                 plan both employees and the employer make
                                 deductible contributions. SIMPLE IRAs are
                                 subject to various requirements, including
                                 limits on the amounts that may be contributed,
                                 the persons who may be eligible, and the time
                                 when distributions may commence. The
                                 requirements for minimum distributions from a
                                 SIMPLE IRA retirement plan are generally the
                                 same as those discussed above for distributions
                                 from a traditional IRA. The rules on taxation
                                 of distributions are also similar to those that
                                 apply to a traditional IRA with a few
                                 exceptions (please see the section titled
                                 "Qualified Plan Types" in the Statement of
                                 Additional Information for that information).

SIMPLIFIED EMPLOYEE PENSIONS     Section 408(k) of the Code allows employers to
(SEP - IRAS)                     establish simplified employee pension plans for
                                 their employees, using the employees' IRAs for
                                 such purposes, if certain criteria are met.
                                 Under these plans the employer may, within
                                 specified limits, make deductible contributions
                                 on behalf of the employees to IRAs. The
                                 requirements for minimum distributions from a
                                 SEP - IRA, and rules on taxation of
                                 distributions from a SEP - IRA, are generally
                                 the same as those discussed above for
                                 distributions from a traditional IRA.

SECTION 403(B) QUALIFIED PLANS   Section 403(b) of the Code permits public
OR TAX-SHELTERED ANNUITIES       school employees and employees of certain types
                                 of tax-exempt organizations to have their
                                 employers purchase annuity contracts for them
                                 and, subject to certain limitations, to exclude
                                 the Purchase Payments from gross income for tax
                                 purposes. There also are limits on the amount
                                 of incidental benefits that may be provided
                                 under a tax-sheltered annuity. These Contracts
                                 are commonly referred to as "tax-sheltered
                                 annuities." We currently are not offering this
                                 Contract for use in a Section 403(b) Qualified
                                 Plan except under limited circumstances. Please
                                 see the Statement of Additional Information for
                                 this information.

CORPORATE AND SELF-EMPLOYED      Sections 401(a) and 403(a) of the code permit
PENSION AND PROFIT-SHARING       corporate employers to establish various types
PLANS (H.R. 10 AND KEOGH)        of tax-deferred retirement plans for employees.
                                 The Self-Employed Individuals' Tax Retirement
                                 Act of 1962, as amended, commonly referred to
                                 as "H.R. - 10" or "Keogh," permits
                                 self-employed individuals to establish
                                 tax-favored retirement plans for themselves and
                                 their employees. Such retirement plans may
                                 permit the purchase of annuity contracts in
                                 order to provide benefits under the plans,
                                 however, there are limits on the amount of
                                 incidental benefits that may be provided under
                                 pension and profit sharing plans.

DEFERRED COMPENSATION PLANS OF   Section 457 of the Code permits employees of
STATE AND LOCAL GOVERNMENTS      state and local governments and tax-exempt
AND TAX-EXEMPT ORGANIZATIONS     organizations to defer a portion of their
                                 compensation without paying current taxes. The
                                 employees must be participants in an eligible
                                 deferred compensation plan. A Section 457 plan
                                 must satisfy several conditions, including the
                                 requirement that it must not permit
                                 distributions prior to your separation from
                                 service (except in the case of an unforeseen
                                 emergency). When we make payments under a
                                 Section 457 Contract, the payment is taxed as
                                 ordinary income.

For more detailed information about these plan types, you may request a Statement of Additional Information.

                   APPENDIX U: Accumulation Unit Value Tables

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of accumulation units for each Variable Investment Option during the periods shown.

We use Accumulation Units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses. (See the Fee Tables section of the Prospectus for additional information on these charges.)

Wealthbuilder

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H
            ACCUMULATION UNIT VALUES- WEALTHBUILDER VARIABLE ANNUITY


                          YEAR      YEAR      YEAR      YEAR       YEAR        YEAR        YEAR        YEAR       YEAR      YEAR
                         ENDED      ENDED     ENDED    ENDED       ENDED       ENDED       ENDED       ENDED      ENDED     ENDED
                        12/31/08  12/31/07  12/31/06  12/31/05   12/31/04    12/31/03    12/31/02    12/31/01   12/31/00  12/31/99
                        --------  --------  --------  --------  ----------  ----------  ----------  ----------  --------  --------
500 INDEX TRUST B - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year     22.93     22.06     19.32     12.50          --          --          --          --        --        --
Value at End of Year       14.22     22.93     22.06     19.32          --          --          --          --        --        --
No. of Units             175,922   207,895   233,998   249,700          --          --          --          --        --        --
ACTIVE BOND FUND (MERGED INTO ACTIVE BOND TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-2001)
Contracts with no Optional Benefits
Value at Start of Year        --        --        --        --       11.57       11.00       10.39       10.00        --        --
Value at End of Year          --        --        --        --       11.97       11.57       11.00       10.39        --        --
No. of Units                  --        --        --        --  17,617,933  20,890,874  17,206,843  15,461,461        --        --
ACTIVE BOND TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year     12.86     12.52     12.13     11.97          --          --          --          --        --        --
Value at End of Year       11.37     12.86     12.52     12.13          --          --          --          --        --        --
No. of Units             100,757   113,313   121,724   132,742          --          --          --          --        --        --
ALLIANCE-BERNSTEIN GROWTH AND INCOME (MERGED INTO 500 INDEX TRUST B EFF 4-29-05) - NAV SHARES (units first credited 10-22-2001)
Contracts with no Optional Benefits
Value at Start of Year        --        --        --        --       10.52        8.06       10.50       10.00        --        --
Value at End of Year          --        --        --        --       11.56       10.52        8.06       10.50        --        --
No. of Units                  --        --        --        --     199,583     187,022     148,745       6,426        --        --
ALLIANCE-BERNSTEIN PREMIER GROWTH (MERGED INTO 500 INDEX TRUST B EFF 4-29-05) - NAV SHARES (units first credited 10-22-2001)
Contracts with no Optional Benefits
Value at Start of Year        --        --        --        --        9.05        7.43       10.88       10.00        --        --
Value at End of Year          --        --        --        --        9.68        9.05        7.43       10.88        --        --
No. of Units                  --        --        --        --      38,327      46,559      31,541       1,763        --        --
BLUE CHIP GROWTH TRUST - NAV SHARES (units first credited 6-13-2005)
Contracts with no Optional Benefits
Value at Start of Year     12.83     11.52     10.64     12.50          --          --          --          --        --        --
Value at End of Year        7.28     12.83     11.52     10.64          --          --          --          --        --        --
No. of Units               1,593     1,035       560        69          --          --          --          --        --        --
CAPITAL APPRECIATION TRUST - NAV SHARES (units first credited 4-29-2006)
Contracts with no Optional Benefits
Value at Start of Year     11.57     10.49     10.21        --          --          --          --          --        --        --
Value at End of Year        7.17     11.57     10.49        --          --          --          --          --        --        --
No. of Units               1,876     1,879     1,575        --          --          --          --          --        --        --
DELAWARE VIP SMALL CAP VALUE (MERGED INTO SMALL CAP INDEX TRUST EFF 4-29-05) - NAV SHARES (units first credited 10-22-2001)
Contracts with no Optional Benefits
Value at Start of Year        --        --        --        --       14.43       10.31       11.08       10.00        --        --
Value at End of Year          --        --        --        --       17.26       14.43       10.31       11.08        --        --
No. of Units                  --        --        --        --      76,382      56,111      41,484       1,768        --        --
DELAWARE VIP TREND (MERGED INTO SMALL CAP INDEX TRUST EFF 4-29-05) - NAV SHARES (units first credited 10-22-2001)
Contracts with no Optional Benefits
Value at Start of Year        --        --        --        --       12.08        9.08       11.50       10.00        --        --
Value at End of Year          --        --        --        --       13.40       12.08        9.08       11.50        --        --
No. of Units                  --        --        --        --       6,802       8,051       5,536         102        --        --
DREYFUS EMERGING LEADERS (MERGED INTO SMALL CAP INDEX TRUST EFF 4-29-05) - NAV SHARES (units first credited 10-22-2001)
Contracts with no Optional Benefits
Value at Start of Year        --        --        --        --       13.00        8.94       11.33       10.00        --        --
Value at End of Year          --        --        --        --       14.66       13.00        8.94       11.33        --        --
No. of Units                  --        --        --        --      41,117      21,316      15,899       1,166        --        --

Wealthbuilder

                          YEAR      YEAR      YEAR      YEAR       YEAR        YEAR        YEAR        YEAR       YEAR      YEAR
                         ENDED      ENDED     ENDED    ENDED       ENDED       ENDED       ENDED       ENDED      ENDED     ENDED
                        12/31/08  12/31/07  12/31/06  12/31/05   12/31/04    12/31/03    12/31/02    12/31/01   12/31/00  12/31/99
                        --------  --------  --------  --------  ----------  ----------  ----------  ----------  --------  --------
DREYFUS MID CAP STOCK (MERGED INTO MID CAP INDEX TRUST EFF 4-29-05) - NAV SHARES (units first credited 10-22-2001)
Contracts with no Optional Benefits
Value at Start of Year        --        --        --        --       12.45        9.59       11.12       10.00        --        --
Value at End of Year          --        --        --        --       14.05       12.45        9.59       11.12        --        --
No. of Units                  --        --        --        --      52,263      52,913      40,067       3,183        --        --
EQUITY-INCOME TRUST - NAV SHARES (units first credited 6-13-2005)
Contracts with no Optional Benefits
Value at Start of Year     12.37     12.12     10.30     12.50          --          --          --          --        --        --
Value at End of Year        7.83     12.37     12.12     10.30          --          --          --          --        --        --
No. of Units               2,900     4,987     3,563     1,446          --          --          --          --        --        --
FIDELITY VIP GROWTH (MERGED INTO 500 INDEX TRUST B EFF 4-29-05) - NAV SHARES (units first credited 10-22-2001)
Contracts with no Optional Benefits
Value at Start of Year        --        --        --        --        9.75        7.45       10.82       10.00        --        --
Value at End of Year          --        --        --        --        9.93        9.75        7.45       10.82        --        --
No. of Units                  --        --        --        --      92,534      88,556      53,046         960        --        --
FIDELITY VIP OVERSEAS (MERGED INTO INTERNATIONAL EQUITY INDEX TRUST B EFF 4-29-05) - NAV SHARES (units first credited 10-22-2001)
Contracts with no Optional Benefits
Value at Start of Year        --        --        --        --       11.57        8.19       10.43       10.00        --        --
Value at End of Year          --        --        --        --       12.95       11.57        8.19       10.43        --        --
No. of Units                  --        --        --        --      56,615      57,804      30,295       2,283        --        --
FINANCIAL SERVICES TRUST - NAV SHARES (units first credited 6-13-2005)
Contracts with no Optional Benefits
Value at Start of Year     12.46     12.59     11.12     12.50          --          --          --          --        --        --
Value at End of Year        6.81     12.46     13.53     11.12          --          --          --          --        --        --
No. of Units                 634       634        --        --          --          --          --          --        --        --
FRANKLIN MUTUAL SHARES SECURITIES FUND (MERGED INTO TOTAL STOCK MARKET INDEX TRUST EFF 4-29-05) - NAV SHARES
(units first credited 10-22-2001)
Contracts with no Optional Benefits
Value at Start of Year        --        --        --        --       11.39        9.21       10.58       10.00        --        --
Value at End of Year          --        --        --        --       12.66       11.39        9.21       10.58        --        --
No. of Units                  --        --        --        --      67,878      61,971      46,347       2,117        --        --
FRANKLIN TEMPLETON SMALL CAP (MERGED INTO SMALL CAP INDEX TRUST EFF 4-29-05) - NAV SHARES (units first credited 10-22-2001)
Contracts with no Optional Benefits
Value at Start of Year        --        --        --        --       10.99        8.11       11.48       10.00        --        --
Value at End of Year          --        --        --        --       12.09       10.99        8.11       11.48        --        --
No. of Units                  --        --        --        --      53,586      50,746      28,061       1,334        --        --
FRANKLIN TEMPLETON US GOVERNMENT (MERGED INTO BOND INDEX TRUST B EFF 4-29-05)(NOW TOTAL BOND MARKET TRUST B) - NAV SHARES
(units first credited 10-22-2001)
Contracts with no Optional Benefits
Value at Start of Year        --        --        --        --       10.82       10.72        9.89       10.00        --        --
Value at End of Year          --        --        --        --       11.06       10.82       10.72        9.89        --        --
No. of Units                  --        --        --        --     270,370     298,930     184,972       7,724        --        --
GLOBAL BOND TRUST - NAV SHARES (units first credited 6-13-2005)
Contracts with no Optional Benefits
Value at Start of Year     10.89     10.06      9.68     12.50          --          --          --          --        --        --
Value at End of Year       10.28     10.89     10.06      9.68          --          --          --          --        --        --
No. of Units               1,685       450       450       451          --          --          --          --        --        --
GROWTH & INCOME FUND (MERGED INTO GROWTH & INCOME TRUST II EFF 4-29-05)(NOW GROWTH & INCOME TRUST) - NAV SHARES
(units first credited 11-01-2000)
Contracts with no Optional Benefits
Value at Start of Year        --        --        --        --        6.95        5.66        7.36        8.82     10.00        --
Value at End of Year          --        --        --        --        7.61        6.95        5.66        7.36      8.82        --
No. of Units                  --        --        --        --  28,499,896  32,399,787  29,284,848  32,350,307    26,057        --
GROWTH & INCOME TRUST (MERGED INTO OPTIMIZED ALL CAP TRUST EFF 4-25-08) - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year        --      9.12      8.19      7.61          --          --          --          --        --        --
Value at End of Year          --      9.37      9.12      8.19          --          --          --          --        --        --
No. of Units                  --    43,779    46,123    43,452          --          --          --          --        --        --

Wealthbuilder

                          YEAR      YEAR      YEAR      YEAR       YEAR        YEAR        YEAR        YEAR       YEAR      YEAR
                         ENDED      ENDED     ENDED    ENDED       ENDED       ENDED       ENDED       ENDED      ENDED     ENDED
                        12/31/08  12/31/07  12/31/06  12/31/05   12/31/04    12/31/03    12/31/02    12/31/01   12/31/00  12/31/99
                        --------  --------  --------  --------  ----------  ----------  ----------  ----------  --------  --------
HEALTH SCIENCES TRUST - NAV SHARES (units first credited 6-13-2005)
Contracts with no Optional Benefits
Value at Start of Year     14.70     12.64     11.81     12.50          --          --          --          --        --        --
Value at End of Year       10.18     14.70     12.64     11.81          --          --          --          --        --        --
No. of Units                 397        --        --        --          --          --          --          --        --        --
HIGH YIELD TRUST - NAV SHARES (units first credited 6-13-2005)
Contracts with no Optional Benefits
Value at Start of Year     11.32     11.28     11.81     12.50          --          --          --          --        --        --
Value at End of Year        7.89     11.32     11.28     11.81          --          --          --          --        --        --
No. of Units                 628       353       203        --          --          --          --          --        --        --
INTERNATIONAL EQUITY INDEX TRUST B - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year     18.67     16.33     13.01     12.95          --          --          --          --        --        --
Value at End of Year       10.26     18.67     16.33     13.01          --          --          --          --        --        --
No. of Units             103,861   118,247   122,466   130,086          --          --          --          --        --        --
LARGE CAP GROWTH TRUST (MERGED INTO CAPITAL APPRECIATION TRUST EFF 4-28-2006) - NAV SHARES (units first credited 6-13-2005)
Contracts with no Optional Benefits
Value at Start of Year        --        --        --     12.50          --          --          --          --        --        --
Value at End of Year          --        --        --     10.21          --          --          --          --        --        --
No. of Units                  --        --        --     1,345          --          --          --          --        --        --
LIFESTYLE BALANCED TRUST - NAV SHARES (units first credited 11-07-2008)
Contracts with no Optional Benefits
Value at Start of Year      8.38        --        --        --          --          --          --          --        --        --
Value at End of Year          --        --        --        --          --          --          --          --        --        --
No. of Units                  --        --        --        --          --          --          --          --        --        --
LORD ABBETT GROWTH AND INCOME (MERGED INTO 500 INDEX TRUST B EFF 4-29-05) - NAV SHARES (units first credited 10-22-2001)
Contracts with no Optional Benefits
Value at Start of Year        --        --        --        --       11.53        8.91       10.71       10.00        --        --
Value at End of Year          --        --        --        --       12.82       11.53        8.91       10.71        --        --
No. of Units                  --        --        --        --     114,067     123,364      56,661       1,658        --        --
LORD ABBETT MID CAP VALUE (MERGED INTO MID CAP INDEX TRUST EFF 4-29-05) - NAV SHARES (units first credited 10-22-2001)
Contracts with no Optional Benefits
Value at Start of Year        --        --        --        --       11.81        9.58       10.69       10.00        --        --
Value at End of Year          --        --        --        --       14.46       11.81        9.58       10.69        --        --
No. of Units                  --        --        --        --      90,858      73,196      31,858       2,107        --        --
MANAGED TRUST (MERGED INTO LIFESTYLE BALANCED TRUST EFF 11-7-08) - NAV SHARES (units first credited 6-13-2005)
Contracts with no Optional Benefits
Value at Start of Year        --     10.68     10.06     12.50          --          --          --          --        --        --
Value at End of Year          --     10.76     10.68     10.06          --          --          --          --        --        --
No. of Units                  --        --        --        --          --          --          --          --        --        --
MFS MID CAP GROWTH (MERGED INTO MID CAP INDEX TRUST EFF 4-29-05) - NAV SHARES (units first credited 10-22-2001)
Contracts with no Optional Benefits
Value at Start of Year        --        --        --        --        8.27        6.13       10.97       10.00        --        --
Value at End of Year          --        --        --        --        9.34        8.27        6.13       10.97        --        --
No. of Units                  --        --        --        --      46,505      47,155      36,078         389        --        --
MFS NEW DISCOVERY (MERGED INTO SMALL CAP INDEX TRUST EFF 4-29-05) - NAV SHARES (units first credited 10-22-2001)
Contracts with no Optional Benefits
Value at Start of Year        --        --        --        --       10.56        8.01       11.90       10.00        --        --
Value at End of Year          --        --        --        --       11.08       10.56        8.01       11.90        --        --
No. of Units                  --        --        --        --      15,286      16,039       9,579         272        --        --
MFS RESEARCH (MERGED INTO TOTAL STOCK MARKET INDEX TRUST EFF 4-29-05) - NAV SHARES (units first credited 10-22-2001)
Contracts with no Optional Benefits
Value at Start of Year        --        --        --        --        9.82        7.99       10.75       10.00        --        --
Value at End of Year          --        --        --        --       11.21        9.82        7.99       10.75        --        --
No. of Units                  --        --        --        --      18,689      19,608      16,265         607        --        --

Wealthbuilder

                          YEAR      YEAR      YEAR      YEAR       YEAR        YEAR        YEAR        YEAR       YEAR      YEAR
                         ENDED      ENDED     ENDED    ENDED       ENDED       ENDED       ENDED       ENDED      ENDED     ENDED
                        12/31/08  12/31/07  12/31/06  12/31/05   12/31/04    12/31/03    12/31/02    12/31/01   12/31/00  12/31/99
                        --------  --------  --------  --------  ----------  ----------  ----------  ----------  --------  --------
MID CAP INDEX TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year     13.99     13.17     12.15     12.50          --          --          --          --        --        --
Value at End of Year        8.79     13.99     13.17     12.15          --          --          --          --        --        --
No. of Units             152,337    85,016   206,962   216,538          --          --          --          --        --        --
MID CAP STOCK TRUST - NAV SHARES (units first credited 6-13-2005)
Contracts with no Optional Benefits
Value at Start of Year    15.93     13.05     11.62     12.50          --          --          --          --        --        --
Value at End of Year       8.85     15.93     13.05     11.62          --          --          --          --        --        --
No. of Units              1,408     1,844       519        85          --          --          --          --        --        --
MID VALUE TRUST - NAV SHARES (units first credited 6-13-2005)
Contracts with no Optional Benefits
Value at Start of Year     12.58     12.67     10.66     12.50          --          --          --          --        --        --
Value at End of Year        8.12     12.58     12.67     10.66          --          --          --          --        --        --
No. of Units               1,702     1,117     1,119       638          --          --          --          --        --        --
MONEY MARKET FUND (REPLACED BY MONEY MARKET TRUST B EFF 4-29-05) - NAV SHARES (units first credited 5-01-2001)
Contracts with no Optional Benefits
Value at Start of Year        --        --        --        --        9.98       10.15       10.12       10.00        --        --
Value at End of Year          --        --        --        --       10.10        9.98       10.15       10.12        --        --
No. of Units                  --        --        --        --  11,453,961  16,470,455  19,908,505  20,983,009        --        --
MONEY MARKET TRUST B - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year     10.84     10.47     10.13     10.10          --          --          --          --        --        --
Value at End of Year       10.94     10.84     10.47     10.13          --          --          --          --        --        --
No. of Units             317,320   205,611   161,557   172,913          --          --          --          --        --        --
OPTIMIZED ALL CAP TRUST - NAV SHARES (units first credited 4-25-2008)
Contracts with no Optional Benefits
Value at Start of Year      8.56        --        --        --          --          --          --          --        --        --
Value at End of Year        5.11        --        --        --          --          --          --          --        --        --
No. of Units              43,410        --        --        --          --          --          --          --        --        --
OPPENHEIMER CAPITAL APPRECIATION FUND (MERGED INTO TOTAL STOCK MARKET INDEX TRUST EFF 4-29-05) - NAV SHARES
(units first credited 10-22-2001)
Contracts with no Optional Benefits
Value at Start of Year        --        --        --        --       10.11        7.83       10.87       10.00        --        --
Value at End of Year          --        --        --        --       10.64       10.11        7.83       10.87        --        --
No. of Units                  --        --        --        --     165,608     169,454      96,214       7,983        --        --
OVERSEAS EQUITY TRUST - NAV SHARES (units first credited 6-13-2005)
Contracts with no Optional Benefits
Value at Start of Year     15.89     14.29     12.09     12.54          --          --          --          --        --        --
Value at End of Year        9.09     15.89     14.29     12.09          --          --          --          --        --        --
No. of Units               2,883     4,841     1,970     1,350          --          --          --          --        --        --
PUTNAM VT AMERICAN GOVERNMENT INCOME (SHARES MERGED INTO U.S. GOVERNMENT SECURITIES TRUST EFF 4-29-05) - NAV SHARES
(units first credited 10-22-2001)
Contracts with no Optional Benefits
Value at Start of Year        --        --        --        --       10.67       10.64        9.90       10.00        --        --
Value at End of Year          --        --        --        --       10.82       10.67       10.64        9.90        --        --
No. of Units                  --        --        --        --      23,883      24,990      14,144          91        --        --
PUTNAM VT INTERNATIONAL EQUITY FUND (MERGED INTO INTERNATIONAL EQUITY INDEX TRUST B EFF 4-29-05) - CLASS 1B SHARES
(units first credited 10-22-2001)
Contracts with no Optional Benefits
Value at Start of Year        --        --        --        --       10.93        8.61       10.59       10.00        --        --
Value at End of Year          --        --        --        --       12.54       10.93        8.61       10.59        --        --
No. of Units                  --        --        --        --      65,187      66,469      42,520       3,620        --        --
PUTNAM VT INVESTORS (MERGED INTO TOTAL STOCK MARKET INDEX TRUST EFF 4-29-05) - NAV SHARES (units first credited 10-22-2001)
Contracts with no Optional Benefits
Value at Start of Year        --        --        --        --        9.98        7.95       10.59       10.00        --        --
Value at End of Year          --        --        --        --       11.10        9.98        7.95       10.59        --        --
No. of Units                  --        --        --        --      15,004      14,521       7,998         473        --        --

Wealthbuilder

                          YEAR      YEAR      YEAR      YEAR       YEAR        YEAR        YEAR        YEAR       YEAR      YEAR
                         ENDED      ENDED     ENDED    ENDED       ENDED       ENDED       ENDED       ENDED      ENDED     ENDED
                        12/31/08  12/31/07  12/31/06  12/31/05   12/31/04    12/31/03    12/31/02    12/31/01   12/31/00  12/31/99
                        --------  --------  --------  --------  ----------  ----------  ----------  ----------  --------  --------
PUTNAM VT VISTA (MERGED INTO MID CAP INDEX TRUST EFF 4-29-05) - NAV SHARES (units first credited 10-22-2001)
Contracts with no Optional Benefits
Value at Start of Year        --        --        --        --       10.32        7.85       11.45       10.00        --        --
Value at End of Year          --        --        --        --       12.09       10.32        7.85       11.45        --        --
No. of Units                  --        --        --        --       9,901      10,147       7,865       1,445        --        --
REAL ESTATE SECURITIES TRUST - NAV SHARES (units first credited 6-13-2005)
Contracts with no Optional Benefits
Value at Start of Year     12.05     14.45     10.59     12.50          --          --          --          --        --        --
Value at End of Year        7.21     12.05     14.45     10.59          --          --          --          --        --        --
No. of Units                  --        --       652     1,005          --          --          --          --        --        --
SHORT-TERM BOND TRUST - NAV SHARES (units first credited 6-13-2005)
Contracts with no Optional Benefits
Value at Start of Year     10.60     10.40     10.07     12.50          --          --          --          --        --        --
Value at End of Year        8.48     10.60     10.40     10.07          --          --          --          --        --        --
No. of Units                 434       435       436       436          --          --          --          --        --        --
SMALL CAP GROWTH TRUST - NAV SHARES (units first credited 6-13-2005)
Contracts with no Optional Benefits
Value at Start of Year     14.71     13.07     11.67     12.50          --          --          --          --        --        --
Value at End of Year        8.79     14.71     13.07     11.67          --          --          --          --        --        --
No. of Units                 854     3,469       856        --          --          --          --          --        --        --
SMALL CAP INDEX TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year     14.03     14.51     12.49     12.50          --          --          --          --        --        --
Value at End of Year        9.19     14.03     14.51     12.49          --          --          --          --        --        --
No. of Units             138,572   184,208   207,006   221,741          --          --          --          --        --        --
SMALL CAP VALUE TRUST - NAV SHARES (units first credited 6-13-2005)
Contracts with no Optional Benefits
Value at Start of Year     12.06     12.58     10.68     12.50          --          --          --          --        --        --
Value at End of Year        8.81     12.06     12.58     10.68          --          --          --          --        --        --
No. of Units               1,857     2,053       854       662          --          --          --          --        --        --
TOTAL BOND MARKET TRUST B (FORMERLY BOND INDEX TRUST B) - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year     14.20     13.42     13.06     11.06          --          --          --          --        --        --
Value at End of Year       14.84     14.20     13.42     13.06          --          --          --          --        --        --
No. of Units             179,760   165,716   175,026   192,150          --          --          --          --        --        --
TOTAL RETURN TRUST - NAV SHARES (units first credited 6-13-2005)
Contracts with no Optional Benefits
Value at Start of Year     10.92     10.18      9.94     12.50          --          --          --          --        --        --
Value at End of Year       11.08     10.92     10.18      9.94          --          --          --          --        --        --
No. of Units               3,206     2,975     1,490       842          --          --          --          --        --        --
TOTAL STOCK MARKET INDEX TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year     15.07     14.51     12.74     12.50          --          --          --          --        --        --
Value at End of Year        9.35     15.07     14.51     12.74          --          --          --          --        --        --
No. of Units             171,017   192,666   212,626   223,453          --          --          --          --        --        --
U.S. GOVERNMENT SECURITIES TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year     11.69     11.47     11.12     12.50          --          --          --          --        --        --
Value at End of Year       11.38     11.69     11.47     11.12          --          --          --          --        --        --
No. of Units              27,286    32,092    31,960    33,695          --          --          --          --        --        --

                                             Statement of Additional Information
                                                               dated May 1, 2009

                             (JOHN HANCOCK(R) LOGO)
                             JOHN HANCOCK ANNUITIES

                       Statement of Additional Information
                     John Hancock Variable Annuity Account H

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. This Statement of Additional Information should be read in conjunction with the Prospectuses dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of the flexible purchase payment deferred combination fixed and variable annuity contracts (singly, a "CONTRACT and collectively, the "CONTRACTS" issued by JOHN HANCOCK LIFE INSURANCE COMPANY ("JHLICO") in all jurisdictions as follows:

                  RELATED JHLICO VARIABLE ANNUITY PROSPECTUSES
           (to be read with this Statement of Additional Information)
                          Declaration Variable Annuity
                            Patriot Variable Annuity
                       Revolution Access Variable Annuity
                        Revolution Extra Variable Annuity
                      Revolution Extra II Variable Annuity
                        Revolution Value Variable Annuity
                      Revolution Value II Variable Annuity
                         Wealth Builder Variable Annuity

Unless otherwise specified, "WE," "US," "OUR," or a "COMPANY" refers to JHLICO in this Statement of Additional Information. You, the contract owner, should refer to the first page of your variable annuity contract for the name of your issuing company.

You may obtain a copy of the Prospectuses listed above by contacting us at the following addresses:

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Annuities Service Center     Mailing Address
164 Corporate Drive          Post Office Box 9505
Portsmouth, NH 03801-6815    Portsmouth, NH 03802-9505
(800) 824-0335               www.jhannuities.com

JHLICO VA ACCT H SAI 05/09

                                TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY............................................    3
ACCUMULATION UNIT VALUE TABLES.............................................    3
SERVICES...................................................................    3
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...........................    3
   PRINCIPAL UNDERWRITER...................................................    3
   SPECIAL COMPENSATION AND REIMBURSEMENT ARRANGEMENTS.....................    3
CALCULATION OF PERFORMANCE DATA............................................    7
   MONEY MARKET VARIABLE INVESTMENT OPTIONS................................    7
   OTHER VARIABLE INVESTMENT OPTIONS.......................................    7
OTHER PERFORMANCE INFORMATION..............................................    8
TABLE OF STATE VARIATIONS..................................................    9
QUALIFIED PLAN TYPES.......................................................   10
   TRADITIONAL IRAS........................................................   10
   ROTH IRAS...............................................................   10
   SIMPLE IRA PLANS........................................................   11
   SIMPLIFIED EMPLOYEE PENSIONS (SEP-IRAS).................................   11
   SECTION 403(B) QUALIFIED PLANS OR TAX-SHELTERED ANNUITIES...............   11
   RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM................   13
   CORPORATE AND SELF-EMPLOYED ("H.R.  10" AND "KEOGH") PENSION AND
      PROFIT-SHARING PLANS.................................................   13
   DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND
      TAX-EXEMPT ORGANIZATIONS.............................................   13
CALCULATION OF ANNUITY PAYMENTS............................................   14
ADDITIONAL INFORMATION ABOUT DETERMINING UNIT VALUES.......................   16
PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES..............................   16
THE SEPARATE ACCOUNT.......................................................   16
DELAY OF CERTAIN PAYMENTS..................................................   17
LIABILITY FOR TELEPHONE TRANSFERS..........................................   17
VOTING PRIVILEGES..........................................................   17
LEGAL AND REGULATORY MATTERS...............................................   18
FINANCIAL STATEMENTS.......................................................   19

                         General Information and History

John Hancock Variable Annuity Account H, (the "Separate Account") is a separate investment account of John Hancock Life Insurance Company ("we," "us," "the Company," or "JHLICO") and was established on April 8, 1996. JHLICO (formerly known as John Hancock Mutual Life Insurance Company, and chartered in Massachusetts in 1862) is a Massachusetts stock life insurance company that "demutualized" and changed its name to John Hancock Life Insurance Company on February 1, 2000. As part of the demutualization process, JHLICO became a subsidiary of John Hancock Financial Services, Inc., a newly-formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of MFC. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. Our principal office is located at 197 Clarendon Street, Boston, Massachusetts 02117. We also have an Annuities Service Center at 164 Corporate Drive, Portsmouth, NH 03801-6815.

Our ultimate parent is Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                         Accumulation Unit Value Tables

The Accumulation Unit Value Tables are located in Appendix U of the product prospectus.

                                    Services

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of John Hancock Life Insurance Company at December 31, 2008 and 2007 and for each of the three years in the period ended December 31, 2008, and the financial statements of John Hancock Variable Annuity Account H at December 31, 2008 and for each of the two years in the period ended December 31, 2008, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

PRINCIPAL UNDERWRITER

John Hancock Distributors, LLC, ("JH Distributors"), an indirect wholly owned subsidiary of Manulife Financial Corporation, now serves as principal underwriter of the Contract interests described in the respective prospectuses. These Contract interests are offered on a continuous basis. Prior to May 1, 2006, Signator Investors, Inc. ("Signator"), a subsidiary of JHLICO, served as the principal underwriter of the Contracts. The aggregate dollar amount of underwriting commissions paid to Signator in 2006 was $1,100,644. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2008, 2007, and 2006 were $597,650,909, $657,183,413, and $516,555,523, respectively.

SPECIAL COMPENSATION AND REIMBURSEMENT ARRANGEMENTS

The Contracts are primarily sold through selected firms. The Contracts' principal distributor, JH Distributors, and its affiliates (collectively, "JHD") pay compensation to broker-dealers (firms) for the promotion and sale of the Contracts. The compensation JHD pays may vary depending on each firm's selling agreement, but compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts (not including riders) is not expected to exceed the standard compensation amounts referenced in the product prospectuses. The amount and timing of this compensation may differ among firms.

The registered representative through whom your Contract was sold is compensated pursuant to that registered representative's own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your registered representative's compensation You are encouraged to ask your registered representative about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with your Contract.

Compensation to firms for the promotion and sale of the Contracts is not paid directly by Contract owners, but we expect to recoup it through the fees and charges imposed under the Contract.

We or our affiliates may, directly or through JHD, make additional payments to firms. These payments are sometimes referred to as "revenue sharing." Revenue sharing expenses are any payments made to broker-dealers or other intermediaries to either (i) compensate the intermediary for expenses incurred in connection with the promotion and/or sale of John Hancock investment products or (ii) obtain promotional and/or distribution services for John Hancock investment products. Many firms that sell the Contracts receive one or more types of these cash payments.

We are among several insurance companies that pay additional payments to certain firms to receive "preferred" or recommended status. These privileges include: additional or special access to sales staff; opportunities to provide and/or attend training and other conferences; advantageous placement of our products on customer lists ("shelf-space arrangements"); and other improvements in sales by featuring our products over others.


Revenue sharing payments assist in our efforts to promote the sale of our contracts and could be significant to a firm. Not all firms, however, receive additional compensation. We determine which firms to support and the extent of the payments we are willing to make, and generally choose to compensate firms that are willing to cooperate with our promotional efforts and have a strong capability to distribute our contracts. We do not make an independent assessment of the cost of providing such services. Instead, we agree with the firm on the methods for calculating any additional compensation. The methods, which vary by firm and are further described below, may include different categories to measure the amount of revenue sharing payments, such as the level of sales, assets attributable to the firm and the variable annuity contracts covered under the arrangement (including contracts issued by any of our affiliates). The categories of revenue sharing payments that we or our affiliates may provide to firms, directly or through JHD, are not mutually exclusive and may vary from contract to contract. We or our affiliates may make additional types of revenue sharing payments for other products, and may enter into new revenue sharing arrangements in the future. The following list includes the names of member firms of the Financial Industry Regulatory Authority ("FINRA," formerly the National Association of Securities Dealers, Inc., or "NASD") (or their affiliated broker-dealers) that we are aware (as of December 31, 2008) received a revenue sharing payment of more than $5,000 with respect to annuity business during the latest calendar year:

NAME OF FIRM

                                   DISTRIBUTOR

                            1st Global Capital Corp.
            A. G. Edwards & Sons, Inc. (acquired by Wachovia in 2008)
                       AIG - AIG Financial Advisors, Inc.
                       AIG - Advantage Capital Corporation
                        AIG - American General Securities
                        AIG - FSC Securities Corporation
                      AIG - Royal Alliance Associates, Inc.
                     American Portfolios Financial Services
                        AmTrust Investment Services, Inc.
                             Arvest Investment, Inc.
                    Banc of America Investment Services, Inc
                       BancWest Investment Services, Inc.
                                   BOSC, Inc.
                          Cambridge Investment Research
                               Centaurus Financial
                         Citigroup Global Markets, Inc.
                           CCO Investment Services Co.
                               Comerica Securities
                         Commonwealth Financial Network
                             Compass Brokerage, Inc.
                         Crown Capital Securities, L.P.
                          CUSO Financial Services, L.P.
                            Essex National Securities
                             First Allied Securities
                          Fifth Third Securities, Inc.
                               Founders Financial
                         Geneos Wealth Management, Inc.
                            GunnAllen Financial, Inc.
                          H.D. Vest Investment Services
                            Harbour Investments Inc.

                                   DISTRIBUTOR

                        Independent Financial Group, LLC
                    ING - Financial Network Investment Corp.
                             ING Financial Partners
                  ING - Multi-Financial Securities Corporation
                    ING - PrimeVest Financial Services, Inc.
                                 InterSecurities
                                Investacorp, Inc.
                         Investment Professionals, Inc.
                        J.J.B. Hilliard, W.L. Lyons, LLC
                              James T Borello & Co.
                          Janney Montgomery Scott, LLC
                         John Hancock Financial Network
                          Key Investments Services, LLC
                        Lasalle Financial Services, Inc.
                           Lasalle St. Securities, LLC
                     Lincoln Financial Advisors Corporation
                       Lincoln Financial Securities Corp.
                     LPL - Associated Securities Corporation
                               LPL Financial Corp.
                           LPL - Mutual Services Corp.
                              LPL - Uvest Financial
                     LPL - Waterstone Financial Group, Inc.
                           M Holdings Securities, Inc.
                           Main Street Securities, LLC
                   Merrill Lynch, Pierce, Fenner & Smith Inc.
                          MML Investors Services, Inc.
                       Money Concepts Capital Corporation
                            Morgan Keegan & Co., Inc.
                           Morgan Stanley & Co., Inc.
                                 Next Financial.
                                 NFP Securities
                    NPH - Investment Center of America, Inc.
                       NPH - Invest Financial Corporation
                          NPH - National Planning Corp.
                           NPH - SII Investments, Inc.
                    PAC - United Planners Financial Services
                          Pacific West Securities, Inc.
                       Packerland Brokerage Services, Inc.
                        Pension Planners Securities, Inc.
                              PNC Investments, LLC
                          Prime Capital Services, Inc.
                                ProEquities, Inc.
                               Prospera Financial
                           Questar Capital Corporation
                            Raymond James Associates
                        Raymond James Financial Services
                             RBC Dain Rauscher, Inc.
                           Robert W. Baird & Co., Inc.
                               Sammons Securities
                            Securities America, Inc.
                           Sigma Financial Corporation
                         Stifel, Nicolaus & Company, Inc
                        The Huntington Investment Company
                          Tower Square Securities, Inc.
                      Transamerica Financial Advisors, Inc.
                          UBS Financial Services, Inc.
                       Unionbanc Investment Services, LLC
                      Wachovia Securities Financial Network
                         Wachovia Securities LLC, (ISG)

                                   DISTRIBUTOR

                         Wachovia Securities LLC, (PCG)
                         Walnut Street Securities, Inc.
                          Wells Fargo Investments, LLC
                        Woodbury Financial Services, Inc.


Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

Inclusion on this list does not imply that these sums necessarily constitute "special cash compensation" as defined by NASD Conduct Rule 2830(l)(4). We will endeavor to update this listing annually; interim arrangements may not be reflected. We assume no duty to notify any investor whether his or her registered representative is or should be included in any such listing. You are encouraged to review the prospectus for each Portfolio for any other compensation arrangements pertaining to the distribution of Portfolio shares.

We may, directly or through JHD, also have arrangements with intermediaries that are not members of FINRA.

Sales and Asset Based Payments

We may, directly or through JHD, make revenue sharing payments as incentives to certain firms to promote and sell the Contracts. We hope to benefit from revenue sharing by increasing Contract sales. In consideration for revenue sharing, a firm may feature the Contracts in its sales system or give us additional access to members of its sales force or management. In addition, a firm may agree to participate in our marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the firm's sales force. Although a firm may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have purchased the Contracts, the firm may earn a profit on these payments. Revenue sharing payments may provide a firm with an incentive to favor the Contracts in its sales efforts.

The revenue sharing payments we make may be calculated on sales of our products by the firm ("Sales-Based Payments"). These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. We make these payments on a periodic basis.

Such payments also may be calculated based upon the "assets under management" attributable to a particular firm ("Asset-Based Payments"). These payments are based upon a percentage of the contract value of some or all of our (and/or our affiliates') insurance products that were sold through the firm. We make these payments on a periodic basis.

Sales-Based Payments primarily create incentives to make new sales of our insurance products and Asset-Based Payments primarily create incentives to service and maintain previously sold Contracts. We may pay a firm either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments

We may, directly or through JHD, also make payments to certain firms that sell our products for certain administrative services, including record keeping and sub-accounting Contract owner accounts, and in connection with account maintenance support, statement preparation and transaction processing. The types of payments that we may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a firm, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm's mutual fund trading system.

Other Payments

We may, directly or through JHD, also provide, either from the 12b-1 distribution fees received from the Portfolios underlying the Contracts or out of our own resources, additional compensation to firms that sell or arrange for the sale of Contracts. Such compensation may include seminars for the public, advertising and sales campaigns regarding the Contracts to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. We may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash, or other awards.

Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. We make payments for entertainment events we deem appropriate, subject to our guidelines and applicable law. These payments may vary widely, depending upon the nature of the event or the relationship. We may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

We may have other relationships with firms relating to the provisions of services to the Contacts, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for Portfolios. If a firm provides these services, we may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with us that are not related to the Contracts.

Signator Investors, Inc. may pay their respective registered representatives additional cash incentives in the form of bonus payments, expense payments, employment benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

                         Calculation of Performance Data

The Account may, from time to time, include in advertisements, sales literature and reports to owners or prospective investors information relating to the performance of its variable investment options. The performance information that may be presented is not an estimate or a guarantee of future investment performance, and does not represent the actual experience of amounts invested by a particular owner. Set out below is a description of the methods used in calculating the performance information for the variable investment options.

MONEY MARKET VARIABLE INVESTMENT OPTIONS

We may calculate current yield and effective yield figures for the money market variable investment options held in the Account. The current yield of a money market option for a seven-day period ("base period") will be computed by determining the "net change in value" (calculated as set forth below) for a hypothetical owner having an account balance of one unit in a money market variable investment option at the beginning of the period, dividing the net change in value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7, with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of the hypothetical owner account will include net investment income of that account (accrued daily dividends as declared by the applicable money market fund, less daily expenses of the Account) for the period, but will not include realized gains or losses or unrealized appreciation or depreciation on that underlying money market fund's shares. The mortality and expense risk charges, administration charge and contract fee are reflected, but the withdrawal charge and any charge for premium taxes and optional benefits are not.

The effective yield reflects the effects of compounding and represents an annualization of the current return. The formula for effective yield, as prescribed by the SEC, is:

             Effective yield = (Base period return + 1)(365/7) - 1

OTHER VARIABLE INVESTMENT OPTIONS

"Standardized" Total Return

Average annual total return is the annual compounded rate of return for a variable investment option that would have produced the ending redeemable value over the stated period if the performance remained constant throughout. The calculation assumes a single $1,000 premium payment is made into the variable investment option at the beginning of the period and full redemption is made at the end of the period. It reflects adjustments for all Series Portfolio-level and contract-level charges, except any premium tax charge or charges for optional rider benefits described in the prospectus. The annual contract fee has been included as an annual percentage of assets.

We calculate the average annual total return for each variable investment option, other than the money market variable investment options, according to the following "Standard" formula prescribed by the SEC:

                             P x ( 1 + T )(n) = ERV

Where:

     P   = a hypothetical initial premium payment of $1,000

     T   = average annual total return

     n   = number of years

     ERV = ending redeemable value of a hypothetical $1,000 premium payment, made at the beginning of such period (or fractional portion thereof)

We calculate values for one, three and five year periods, or fractional period thereof starting on the date a variable investment option was first available in the Account. We also calculate values from the date a variable investment option was first available in the Account. We do not calculate ten year periods because the Account did not commence operations until 1997. Returns of less than one year are not annualized. The inception date may be different from the date a variable investment option was first available in the contracts because the Account is used for other variable annuities offered by us.

Yield

We may calculate current yield for each variable investment option, other than the money market variable investment options, according to the following formula prescribed by the SEC:

                         Yield = 2[(a-b/cd + 1)(6) - 1]

Where:

     a = net investment income earned during the period by the Portfolio whose shares are owned by the variable investment option

     b = expenses accrued for the period (net of any reimbursements)

     c = the average daily number of accumulation units outstanding during the period

     d = the offering price per accumulation unit on the last day of the period

According to this formula, yield is determined by dividing the net investment income per accumulation unit earned during the period (minus the deduction for mortality and expense risk charge, administration charge and annual contract fee) by the accumulation unit value on the last day of the period and annualizing the resulting figure. The calculation is based on specified 30 day-periods identified in the advertisement. Neither the withdrawal charge nor any charges for premium taxes or optional rider benefits are reflected in the calculation.

"Non-Standardized" Performance

We may calculate "non-standardized" average annual total returns for each variable investment option. The calculation assumes a single $1,000 premium payment is made into the variable investment option at the beginning of the period and NO redemption is made at the end of the period. It reflects adjustments for all Series Portfolio-level and contract-level charges, except any premium tax charge, annual contract fee, withdrawal charge or charges for optional rider benefits described in the prospectus.

Although the contracts did not exist during all the periods for which we calculate "non-standardized" performance, we adjust the returns of the variable investment options by the contracts' asset-based charge.

                          Other Performance Information

You can compare performance information at the Account level to other variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, Inc., an independent service that monitors and ranks the performance of investment companies.

                            Table of State Variations

The federal Defense of Marriage Act ("DOMA") does not recognize civil unions or same-sex marriage. Therefore, the federal tax treatment available to spouses who fall within the definition of DOMA may not be available to civil union or same-sex marriage partners. However, the following table identifies the states that may, pursuant to state law, extend to civil union and same-sex marriage partners the same benefits (other than federal tax benefits) that are granted to spouses who fall within the definition of DOMA:

          STATE                 TYPE OF JURISDICTION                   RELATED RULE
------------------------- -----------------------------------  -----------------------------------
       California               Domestic Partnership
       Connecticut                  Civil Union,
                                Same-Sex Marriage
  District of Columbia          Domestic Partnership
        Hawaii           Reciprocal Beneficiary Relationship
         Iowa                     Same-Sex Marriage
         Maine                Domestic Partnerships
         Maryland                Domestic Partnership
      Massachusetts              Same-Sex Marriage
      New Hampshire                 Civil Union
       New Jersey                   Civil Union,               Also recognizes spouses of same-sex
                               Domestic Partnership            marriages who were married in
                                                               another jurisdiction
        New York                         --                    Recognizes spouses of civil unions
                                                               and same-sex marriages who were
                                                               married in another jurisdiction
         Oregon                 Domestic Partnership
      Rhode Island                       --                    Recognizes spouses of civil unions
                                                               and same-sex marriages who were
                                                               married in another jurisdiction
        Vermont                  Same-Sex Marriage
       Washington               Domestic Partnership

                              Qualified Plan Types

TRADITIONAL IRAS

Individual Retirement Annuities

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or IRA (sometimes referred to as a traditional IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under Section 530 of the Code.

The Contract may be issued with a death benefit or certain benefits provided by an optional rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the required minimum distribution rules.

Distributions

In general, unless you have made non-deductible contributions to your IRA, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a Contract not purchased under a Qualified Plan, you may incur an additional 10% penalty tax if you make a surrender or withdrawal before you reach age 59 1/2 (unless certain exceptions apply as specified in Code Section 72(t)). If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender distribution, single sum death benefit or annuity payment, may be excluded from your taxable income when you receive the distribution.

The tax law requires that annuity payments or other distributions under a traditional IRA contract begin no later than April 1 of the year following the year in which the Owner attains age 70 1/2. The amount that must be distributed each year is computed on the basis of the Owner's age and the value of the Contract, taking into account both the account balance and, in 2006 and subsequent years, the actuarial present value of other benefits provided under the Contract.

ROTH IRAS

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain significant respects.

Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income. A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

          -    made after the Owner attains age 59 1/2;

          -    made after the Owner's death;

          -    attributable to the Owner being disabled; or

          - a qualified first-time homebuyer distribution within the meaning of Section 72(t) (2) (F) of the Code.

In addition, distributions from Roth IRAs need not commence when the Owner attains age 70 1/2. Distributions must, however, begin after the Owner's death. A Roth IRA may (subject to constraints explained below under "Conversion or Direct Rollover to a Roth IRA") accept a "qualified rollover contribution" from another Roth IRA, a traditional IRA, a qualified retirement plan described in
Section 401(a) or 403(a) of the Code, a tax-sheltered annuity contract described in Section 403(b) of the Code, or an eligible deferred compensation plan maintained by a governmental employer under Section 457(b) of the Code.

If the Contract is issued with certain death benefits or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which include Roth IRAs) and other Contracts subject to the minimum distribution rules. Also, the state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO USE THE CONTRACT IN CONNECTION WITH A ROTH IRA.

Conversion or Direct Rollover to a Roth IRA

You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA unless:

          -    you have adjusted gross income over $100,000; or

          -    you are a married tax payer filing a separate return.

These restrictions do not apply in tax years beginning after December 31, 2009.

The Roth IRA annual contribution limit does not apply to converted or rollover amounts.

You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers to a Roth IRA from another Roth IRA or from a designated Roth account within a qualified retirement plan. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If the converted or rollover amount is held in an annuity contract issued by us, we may have to withhold (make a contract withdrawal and remit to the IRS) up to 20% of the taxable gain in the contract. This amount withheld could reduce the benefit value of any elected optional guarantee rider, in a proportion determined by the rider. You may find it advantageous to pay the tax due on the conversion from resources outside of the annuity contract in order to avoid any benefit reduction. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO USE THE CONTRACT IN CONNECTION WITH A ROTH IRA.

SIMPLE IRA PLANS

In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA retirement plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. If the Contract is issued with certain death benefits or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SIMPLE IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SIMPLE IRA retirement plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA, except that (i) tax free rollovers may be made from a SIMPLE IRA plan only to another SIMPLE IRA plan during the first two years of participation in the plan; and (ii) the penalty tax on early distribution from a SIMPLE IRA plan that occurs during the first two years of participation is 25%, instead of 10%. EMPLOYERS INTENDING TO USE THE CONTRACT IN CONNECTION WITH SUCH PLANS SHOULD SEEK INDEPENDENT TAX ADVICE.

SIMPLIFIED EMPLOYEE PENSIONS (SEP-IRAS)

Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. If the Contract is issued with certain death benefits or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SEP - IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SEP - IRA, and rules on taxation of distributions from a SEP - IRA, are generally the same as those discussed above for distributions from a traditional IRA.

SECTION 403(B) QUALIFIED PLANS OR TAX-SHELTERED ANNUITIES

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. These Contracts are commonly referred to as "tax-sheltered annuities." PURCHASERS OF THE CONTRACTS FOR SUCH PURPOSES SHOULD SEEK INDEPENDENT ADVICE AS TO ELIGIBILITY, LIMITATIONS ON PURCHASE PAYMENTS, AND OTHER TAX CONSEQUENCES. In particular, purchasers should note that the Contract provides death benefit options that may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the Owner. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. If a Contract is issued with a death benefit or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made.

Final regulations concerning tax sheltered annuity contracts became effective on July 26, 2007, but are generally applicable for tax years beginning after December 31, 2008. These regulations require the employer to adopt a written defined contribution plan which, in both form and operation, satisfies the requirements of the regulations. The regulations specify that any exchange of a 403(b) annuity contract for another 403(b) annuity contract occurring after September 24, 2007 will not be treated as a taxable distribution provided the employer and the company issuing the new contract have agreed to share information concerning the employee's employment status, hardship distributions and loans, if any.

Restrictions on Section 403(b) Qualified Plans

REQUIRED DOCUMENTATION. We currently are not offering this Contract for use in a retirement plan intended to qualify as a Section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan" or the "Plan"). If you had purchased this Contract for use in a Section 403(b) Qualified Plan, your employer, the Plan's administrator, or the Plan's sponsor may request that we enter into an agreement with your Section 403(b) Qualified Plan concerning the sharing of information related to your Contract (an "Information Sharing Agreement"). Unless contained in an Information Sharing Agreement, we may receive a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Qualified Plan that the plan qualifies under Section 403(b) of the Code and complies with applicable Treasury regulations (a "Certificate of Compliance") (Information Sharing Agreement and Certificate of Compliance, together the "Required Documentation").

We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Qualified Plan.

OWNERSHIP. You may not sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a 403(b) Qualified Contract or some or all of such a Contract's value to any person other than us without the consent of an employer, a Plan administrator or a Plan sponsor. A request to transfer ownership must be accompanied by the Required Documentation. In the event we do not receive the Required Documentation and you nonetheless direct us to proceed with a transfer of ownership, the transfer may be treated as a taxable transaction and your Contract may no longer be qualified under Section 403(b), which may result in additional adverse tax consequences to you.

ADDITIONAL PURCHASE PAYMENTS. We will not accept Additional Purchase Payments in the form of salary reduction, matching or other similar contributions in the absence of the Required Documentation. Matching or other employer contributions to Contracts issued on or after January 1, 2009, will be subject to restrictions on withdrawals specified in the Section 403(b) Qualified Plan.

We will not knowingly accept transfers, in the absence of the Required Documentation, from another existing annuity contract or other investment under a Section 403(b) Qualified Plan to a previously issued Contract used in a
Section 403(b) Qualified Plan. Such transfers shall be made directly from a Plan through an employer, a Plan administrator or a Plan sponsor, or by a transfer acceptable to us.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with the Additional Purchase Payments, the Additional Purchase Payment may be treated as a taxable transaction and your Contract may no longer be qualified under Section 403(b), which may result in additional adverse tax consequences to you.

WITHDRAWALS. Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

          - contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

          -    earnings on those contributions; and

          - earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of 1988.

These amounts can be paid only if the employee has reached age 59 1/2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions for elective contributions made after 1988; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions.

Exercise of the withdrawal right for each withdrawal under the Contract may be subject to the terms of the Section 403(b) Qualified Plan and may require the consent of the employer, the Plan administrator or the Plan sponsor, as well as the participant's spouse, under Section 403(b) of the Code and applicable Treasury Regulations.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with the withdrawal, your Contract may no longer be qualified under Section 403(b), which may result in additional adverse tax consequences to you. Employer consent is not required when we have received documentation in a form acceptable to us confirming that you have reached age 59 1/2, separated from service, died or become disabled. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a
Section 403(b)(7) custodial account.)

LOANS. Loans from Qualified Contracts intended for use under Section 403(b) Qualified Plans, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid. We currently offer a loan privilege to Owners of Contracts issued in connection with Section 403(b) Qualified Plans: 1) that were issued prior to January 1, 2009; 2) that are not subject to Title 1 of ERISA, and 3) that have not elected a guaranteed minimum withdrawal benefit Rider. We will not permit nor support loans from Contracts issued on or after January 1, 2009 in connection with Section 403(b) Qualified Plans.

COLLECTING AND USING INFORMATION. Through your participation in a retirement plan intended to qualify under Section 403(b), the Company, your employer, your Plan administrator, and your Plan sponsor collect various types of confidential information you provide in your agreements, such as your name and the name of any Beneficiary, Social Security Numbers, addresses, and occupation information. The Company, your employer, the Plan administrator, and your Plan sponsor also collect confidential information relating to your Plan transactions, such as contract values, purchase payments, withdrawals, transfers, loans and investments. In order to comply with IRS regulations and other applicable law in servicing your Contract, the Company, your employer, the Plan administrator and the Plan sponsor may be required to share such confidential information among themselves, other current, former or future providers under the Section 403(b) Qualified Plan, and among their employees. By applying for or purchasing a Contract for use in a Section 403(b) Qualified Plan or by intending to make an additional purchase payment, transfer of ownership, transfer, withdrawal or loan on an existing Contract for use in a Section 403(b) Qualified Plan, you consent to such sharing of confidential information. The Company will not disclose any such confidential information to anyone, except as permitted by law or in accordance with your consent.

If you are considering making a rollover transfer from a retirement plan described in Section 403(b) of the Code to a traditional IRA or a Roth IRA, you should consult with a tax advisor regarding possible tax consequences. If you have a loan outstanding under the section 403(b) plan, the transfer may subject you to income taxation on the amount of the loan balance.

RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program ("ORP") to withdraw their interest in a variable annuity contract issued under the ORP only upon:

          - termination of employment in all Texas public institutions of higher education;

          -    retirement;

          -    death; or

          -    the participant's attainment of age 70 1/2.

Accordingly, before you withdraw any amounts from the Contract, you must furnish proof to us that one of these four events has occurred. For these purposes a change of company providing ORP benefits or a participant's transfer between institutions of higher education is not a termination of employment. Consequently there is no termination of employment when a participant in the ORP transfers the Contract Value to another Contract or another qualified custodian during the period of participation in the ORP.

CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT-SHARING PLANS

Sections 401(a) and 403(a) of the code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. - 10" or "Keogh," permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans. The Contract provides death benefit options that in certain circumstances may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the participant. There also are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans. If the Contract is issued with certain death benefits or benefits provided under an optional rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made. EMPLOYERS INTENDING TO USE THE CONTRACT IN CONNECTION WITH SUCH PLANS SHOULD SEEK INDEPENDENT ADVICE.

Minimum distributions to the employee under an employer's pension and profit sharing plan qualified under Section 401(a) of the Code must begin no later than April 1 of the year following the calendar year in which the employee reaches age 70 1/2 or, if later, retires. In the case of an employee who is a 5 percent Owner as defined in Code Section 416, the required beginning date is April 1 of the year following the calendar year in which employee reaches age 70 1/2.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes.

A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency).

When we make payments under your Contract, the payment is taxed as ordinary income. Minimum distributions under a Section 457 plan must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires.

                         Calculation of Annuity Payments

Calculation of Annuity Units

We use a measuring device called an "annuity unit" to help us compute the amount of each monthly payment that is based on a variable investment option. Each variable investment option has its own annuity unit with its own annuity unit value.

The number of the contract's annuity units for each variable investment option normally doesn't change while the payee continues to receive payments, unless the payee makes a transfer from one variable investment option to another. The amount of each monthly annuity payment based on a variable investment option equals the number of the contract's annuity units in that option times the value of one such unit as of the tenth day preceding the payment's due date.

To compute the amount of the first annuity payment that is based on any variable investment option, we first determine the amount of your contract's value that we will apply to that variable option. We do this as of 10 calendar days prior to the date the initial monthly annuity payment is due, in the manner described in the prospectus under "The annuity period - choosing fixed or variable annuity payments."

For each variable investment option, we THEN divide:

                         the resulting value (minus any
                               premium tax charge)

                                       by

                                     $1,000

and multiply the result by

              the applicable annuity purchase rate set forth in the
                             contract and reflecting

                 (1) the age and, possibly, sex of the payee and

                         (2) the assumed investment rate
                               (discussed below)

This computation determines the amount of initial monthly variable annuity payment to the annuitant from each variable investment option.

We then determine the number of annuity units to be credited to the contract from each of such variable investment options by dividing:

      the amount of the initial monthly variable annuity payment from that variable annuity option

                                       by

                     the annuity unit value of that variable
                    investment option as of 10 calendar days
                  prior to the date the initial payment is due

For example, assume that 10 days before the date of maturity, a contract has credited to it 4000.000 accumulation units, each having a value of $12.000000. Assume, further, that the appropriate annuity purchase rate in the contract for an assumed investment rate of 3 1/2% is $5.47 per $1000 of proceeds for the annuity option elected. The first monthly annuity payment would be $262.56.

                           4000.000 x 12.000000 x 5.47
                           ---------------------------
                                      1,000

If the value of an annuity unit 10 days before the date of maturity was $1.4000000, the number of annuity units represented by the first and subsequent payments would be 187.543 ($262.56/$1.4000000). If the annuity unit value 10 days before the due date of the second monthly payment was $1.405000, the amount of the second payment would be $263.50 (187.543 x $1.405000).

Annuity Unit Values

The value of the annuity units varies from day to day, depending on the investment performance of the variable investment option, the deductions made against the variable investment option, and the assumed investment rate used in computing annuity unit values. Thus, the variable monthly annuity payments vary in amount from month to month.

We calculate annuity unit value separately for each variable investment option. As of the close of each business day, we calculate the value of one annuity unit by

     (1) multiplying the immediately preceding annuity unit value by the sum of one plus the applicable net investment rate for the period subsequent to such preceding value and then

     (2) multiplying this product by an adjustment factor to neutralize the assumed investment rate used in determining the amounts of annuity payable. If your contract has an assumed investment rate of 3 1/2% per year, the adjustment factor for a valuation period of one day would be
          0.999905754. We neutralize the assumed investment rate by applying the adjustment factor so that the variable annuity payments will increase only if the actual net investment rate of the variable investment option exceeds 3 1/2% per year and will decrease only if is less than 3 1/2% per year.

The amount of the initial variable monthly payment is determined on the assumption that the actual net investment rate of each variable investment option used in calculating the "net investment factor" (described below) will be equal on an annual basis to the "assumed investment rate" (described under "The annuity period - variable monthly annuity payments" in the prospectus). If the actual net investment rate between the dates for determining two monthly annuity payments is greater than the assumed investment rate, the latter monthly payment will be larger in amount than the former. On the other hand, if the actual net investment rate between the dates for determining two monthly annuity payments is less than the assumed investment rate, the latter monthly payment will be smaller in amount than the former.

MORTALITY TABLES

The mortality tables used as a basis for both variable and fixed annuity purchase rates are the 1983a Mortality Tables, with projections of mortality improvements and with certain age adjustments based on the contract year of annuitization. The mortality table used in a Contract purchased in connection with certain employer-related plans and used in all contracts issued in Montana will be the Female Annuity Table of the 1983a Mortality Tables. The impact of this change will be lower benefits (5% to 15%) from a male's viewpoint than would otherwise be the case.

              Additional Information about Determining Unit Values

The general manner in which we compute annuity unit values is discussed above. Like annuity unit values, we calculate accumulation unit values separately for each variable investment option. As of the close of each business day, we calculate the value of one accumulation unit of a variable investment option by multiplying the immediately preceding accumulation unit value by the sum of one plus the applicable "net investment rate" for the period subsequent to such preceding value. See "Net investment rate" below.

Net Investment Rate

For any period, the net investment rate for a variable investment option equals

     (1) the percentage total investment return of the corresponding Portfolio for that period (assuming reinvestment of all dividends and other distributions from the Portfolio), less

     (2) for each calendar day in the period, a deduction of 0.003425% or 0.003151% (depending on the charge for mortality and expense risks) of the value of the variable investment option at the beginning of the period, and less

     (3) a further adjustment in an appropriate amount if we ever elect to impose a charge for our income taxes.

Adjustment of Units and Values

We reserve the right to change the number and value of the accumulation units and/or annuity units credited to your contract, without notice, provided that strict equity is preserved and the change does not otherwise affect the benefits, provisions, or investment return of your contract.

Hypothetical Examples Illustrating the Calculation of Accumulation Unit Values and Annuity Unit Values

Assume at the beginning of the period being considered, the value of a particular variable investment option was $4,000,000. Investment income during the period totaled $2000, while capital gains were $3000 and capital losses were $1000. Assume also that we are not imposing any tax charge. Charges against the beginning value of the variable investment option amount to $137.00 assuming a one day period. The $137.00 was computed by multiplying the beginning value of $4,000,000 by the factor 0.00003425. By substituting in the first formula above, the net investment rate is equal to $3863.00 ($2000 + $3000 - $1000 - $137.00)
divided by $4,000,000 or 0.0009658.

Assume further that each accumulation unit had a value of $11.250000 on the previous business day, and the value of an annuity unit on such previous date was $1.0850000. Based upon the experience of the variable investment option during the period, the value of an accumulation unit at the end of the period would be $11.250000 x (1 + .0009658) or $11.260865. The value of an annuity unit at the end of the period would be $1.0850000 x (1. + .0009658) x .999905754 or
$1.085946. The final figure, .999905754, neutralizes the effect of a 3 1/2 % assumed investment rate so that the annuity unit's change in value reflects only the actual investment experience of the variable investment option.

                  Purchases and Redemptions of Portfolio Shares

JHLICO purchases and redeems Portfolio shares for the Account at their net asset value without any sales or redemption charges. Each available Portfolio issues its own separate series of Portfolio shares. Each such series represents an interest in one of the Portfolios of the Trusts, which corresponds to one of our variable investment options. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same Portfolio at their net asset value as of the dates paid.

On each Business Day, the Separate Account purchases and redeems shares of each Portfolio for each variable investment option based on, among other things, the amount of Purchase Payments allocated to that option, dividends reinvested, and transfers to, from and among investment options, all to be effected as of that date. Such purchases and redemptions are effective at the net asset value per Trust share for each Portfolio determined on that same date.

                              The Separate Account

In addition to the assets attributable to Contracts, the Separate Account may include amounts contributed by JHLICO to commence operations of a Variable Investment Option or an underlying Portfolio. From time to time these additional amounts may be transferred in cash by us to our general account. Before any such transfer, we will consider any possible adverse impact the transfer might have on any Variable Investment Option. The assets of one Variable Investment Option are not necessarily legally insulated from liabilities associated with another Variable Investment Option.

                            Delay of Certain Payments

Ordinarily, upon a surrender or partial withdrawal, we will pay the value of any accumulation units in a single sum within 7 days after receipt of a written request at our Annuities Service Center. However, redemption may be suspended and payment may be postponed under the following conditions:

     (1) when the New York Stock Exchange is closed, other than customary weekend and holiday closings;

     (2)  when trading on that Exchange is restricted;

     (3) when an emergency exists, as determined by the SEC, as a result of which (a) disposal of securities in a variable investment option is not reasonably practicable or (b) it is not reasonably practicable to determine the value of the net assets of a variable investment option; or

     (4) when a governmental body having jurisdiction over the Account by order permits such suspension.

Rules and regulations of the SEC, if any are applicable, will govern as to whether conditions in (2) or (3) exist.

We may defer for up to 15 days the payment of any amount attributable to a premium payment made by check to allow the check reasonable time to clear.

We may also defer payment of surrender proceeds payable out of any guarantee period for a period of up to 6 months.

                        Liability for Telephone Transfers

If you authorize telephone transfers, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone or fax instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include

     -    requiring personal identification,

     -    tape recording calls, and

     -    providing written confirmation to the owner.

If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

                                Voting Privileges

Here's the formula we use to determine the number of Portfolio shares as to which you may give instructions:

                             the total value of your
                          accumulation units value in a
                           variable investment option

                                   divided by

                        the net asset value of 1 share of
                      the corresponding class of Portfolio
                                     shares

At a shareholders' meeting, you may give instructions regarding:

     (1)  the election of a Board of Trustees,

     (2)  the ratification of the selection of independent auditors,

     (3) the approval of a Series Portfolio's investment management agreements, and

     (4)  other matters requiring a vote under the 1940 Act.

The annuitant or other payee will also be entitled to give voting instructions with respect to the Portfolio shares corresponding to any variable investment option under which variable annuity payments are then being made. We determine the number of Portfolio shares for which the payee can give instructions by dividing the actuarially determined present value of the payee's annuity units that correspond to that Portfolio by the net asset value of one share of that Portfolio.

We will furnish you information and forms so that you may give voting instructions.

We may own Portfolio shares that we do not hold in any separate account whose participants are entitled to give voting instructions. We will vote such shares in proportion to the instructions we receive from all variable annuity contract and variable life insurance policy owners who give us instructions for that Portfolio's shares (including owners who participate in separate accounts other than the Separate Account). The effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

We have designed your voting privileges based upon our understanding of the requirements of the federal securities laws. If the applicable laws, regulations, or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements.

                          Legal and Regulatory Matters

There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

     -    the Separate Account; or

     - the ability of the principal underwriter to perform its contract with the Separate Account; or

     - on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.

On June 25, 2007, John Hancock Investment Management Services, LLC (the "Adviser") and John Hancock Distributors LLC (the "Distributor") and two of their affiliates (collectively, the "John Hancock Affiliates") reached a settlement with the Securities and Exchange Commission ("SEC") that resolved an investigation of certain practices relating to the John Hancock Affiliates' variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the John Hancock Trust Portfolios that participated in the Adviser's commission recapture program during the period from 2000 to April 2004. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of Portfolio shares in April 2004.

                              Financial Statements


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